Exhibit 10.12
(CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS AGREEMENT HAVE BEEN REQUESTED
BY NATIONSTAR MORTGAGE LLC, SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY AN [*] IN
THE TEXT, AND SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION).
SUBSERVICING AGREEMENT
Effective as of June 21, 2011
Between
First Tennessee Bank National Association
(and any other entity that becomes a party hereto)
as Owner and Master Servicer
and
Nationstar Mortgage LLC
as Servicer and Subservicer
RESIDENTIAL MORTGAGE LOANS

i

Page
Section 11.11 Entire Agreement; Amendments and Waivers	84
Section 11.12 Exhibits	84
Section 11.13 General Interpretive Principles	84
Section 11.14 Reproduction of Documents	85

Schedules and Exhibits
Schedule I Approval Matrix
Schedule II Pricing Schedule
Schedule III Mortgage Loan Data Field Request
Schedule IV — List of Applicable Determination Dates, Remittance Dates, and Reporting Dates
Schedule V— Example of Calculation of Clawback and Incentive Fees
Schedule VI — List of Current Vendors (and Subservicers)
Schedule VII — List of Servicing Agreements in Owner’s Possession
Schedule VIII — List of Optional Products
Schedule IX-Custodian Notice Information
Schedule X- List of Servicing Agreement not in Owner’s Possession
Schedule XI — Example of Calculation of Loss Credit Savings
Exhibit A Servicing Transfer Instructions
Exhibit B Limited Power of Attorney
Exhibit C List of Owner Reports
Exhibit D List of Investor Reports
Exhibit E Regulation AB Addendum

SUBSERVICING AGREEMENT
     This Subservicing Agreement is dated as of June 21, 2011 (the “Agreement”), by and between Nationstar Mortgage LLC, as servicer and subservicer (the “Servicer”), and First Tennessee Bank National Association, as owner and master servicer (the “Owner”).
Recitals
     Whereas, the Owner owns certain of the Mortgage Loans (as defined below) and is the servicer or master servicer for certain of the Mortgage Loans that are owned by Investors (as defined below) and Servicer services and subservices single family (one to four residential dwelling units) residential mortgage loans;
     Whereas, the Mortgage Loans are currently being serviced by MetLife Bank, National Association, in its capacity as servicer and subservicer (the “Prior Servicer”);
     Whereas, Owner and the Servicer desire to contract with each other to provide for the servicing and administration of the Mortgage Loans upon termination of such services being provided by the Prior Servicer; and
     Whereas, based upon the terms and conditions set forth in this Agreement, the Owner is willing to delegate and the Servicer is willing to accept the servicing and administration of the Mortgage Loans, as servicer with respect to the Mortgage Loans owned by Owner and as subservicer with respect to the Mortgage Loans in which Owner is the servicer or master servicer.
     Now, Therefore, in consideration of the mutual agreements set forth herein, and for other good and reasonable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner and the Servicer hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Defined Terms. For purposes of this Agreement, the following capitalized terms, unless the context requires otherwise, shall have the respective meanings set forth below:
     Accepted Servicing Practices means, with respect to any Mortgage Loan, those mortgage servicing practices that are (i) consistent with the same standard of care, skill, prudence, and diligence with which the Servicer services similar mortgage loans within its servicing portfolio for both standard and default servicing, and (ii) the customary and usual standards of practice of prudent institutional mortgage loan servicers that are utilized with respect to mortgage loans comparable to the Mortgage Loans for financial institutions comparable to Owner in terms of relative size, scope of operations, and principal regulators; as such servicing practices may be amended or modified as a result of new laws or industry practices, including without limitation, the voluntary compliance with evolving requirements or interpretations of Legal Requirements by courts, regulatory authorities, state attorney generals, or enforcement actions issued by regulatory authorities, in each case, which are not required under Legal Requirements, but in which voluntary compliance is prudent, as evidenced by the practices of other mortgage loan servicers in the industry.
     Accounts mean the Payment Clearing Account, the Custodial Accounts and the Escrow Accounts.
     Affiliate means with respect to any Person any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person. As used in the immediately preceding sentence, the term “control” (including the terms “controlled by” and “under common control with”) means the direct or indirect possession of ordinary voting power to elect a majority of the board of directors (or comparable body) of a Person.
     Agency means Fannie Mae, Freddie Mac, Ginnie Mae, FHA, FHFA, HUD, VA, the United States Department of Agriculture, or any State Agency, as applicable.
     Agreement means this Subservicing Agreement and all written amendments hereof and supplements hereto.
     Ancillary Income means all income derived from the Mortgage Loans in accordance with the Applicable Requirements (other than Servicing Fees and prepayment penalties) including, but not limited to, Late Fees, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, investment income on the Accounts, assumption fees, modification fees, float from custodial accounts, and all other incidental fees and charges actually received by the Servicer with respect to Mortgage Loans.
     Applicable Requirements means collectively the contractual obligations arising under this Agreement, Legal Requirements, Owner Obligations, and Accepted Servicing Practices. In the event of conflict between this Agreement, Legal Requirements, Owner Obligations, and Accepted Servicing Practices, the Legal Requirements shall govern; if conflict between this Agreement, Owner Obligations and Accepted Servicing Practices, Owner Obligations shall govern; and if a conflict between this Agreement and Accepted Servicing Practices, this Agreement shall govern.
     Appraisal Report means a report setting forth the fair market value of a Mortgaged Property as determined by an appraiser. For appraisals conducted prior to the Servicing Transfer Date, such Appraisal Reports shall be in the form received by the Servicer, and for appraisals conducted subsequent to the Servicing Transfer Date, such Appraisal Reports shall be in a form indicating that the related appraisals have been conducted in accordance with the Uniform Standards of Professional Appraisal Practice, provided in each case by an independent appraiser.
     Approval Matrix means the mutually agreed upon SLAs, delegated authority matrix, and other parameters set forth on Schedule I attached hereto, as may be modified or amended from time to time by the mutual agreement of the Parties.
     Assignment of Mortgage means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.
     Broker Price Opinion (“BPO”) means an opinion of the fair market value of a Mortgaged Property given by a licensed real estate broker, which generally includes at least three comparable sales and three comparable listings.
     Business Day means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the states of Texas, Tennessee, or New York are authorized or obligated by law to be closed.
     CFPB means the Consumer Finance Protection Bureau, or any successor thereto.
     Clawback Fee has the meaning set forth in Section 5.2(c) hereof.
     Co-Branded Basis means the mutually agreed upon terms, conditions and standards for communicating to Mortgagors the identities of Owner and Servicer, as described in the Approval Matrix, including the identification of both the Owner and Servicer on all monthly statements provided to Mortgagors.
     Code means the Internal Revenue Code of 1986, as amended.
     Condemnation Proceeds means all awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent the award of settlement is not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.
     Custodial Agreement means the custodial agreement between the Owner and any Custodian (as the same may be amended, restated, supplemented or otherwise modified from time to time), which provides for the custody of the original Mortgage Note, the recorded Mortgage, and certain other required documents.
     Custodial Account means the separate account or accounts created and maintained pursuant to ARTICLE VI hereof.
     Custodian means, with respect to a Mortgage Loan, the third party custodian or any successor custodian under any Custodial Agreement (including Owner), as designated by the Owner pursuant to a written notice to the Servicer.
     De-Boarding Fee means a fee paid by Owner to Servicer in connection with the termination of this Agreement, in whole or in part, as set forth in the Pricing Schedule.
     Defaulted Loan means a Mortgage Loan that is sixty (60) or more days contractually Delinquent, or such other Mortgage Loan as may be agreed upon between Owner and Servicer.
     Delinquency or Delinquent means, with respect to a Mortgage Loan, when all or part of the related Monthly Payment and, where applicable, the related Escrow Payment is not paid on the related Due Date, irrespective of any grace period. The delinquency method used for the calculation of delinquent Mortgage Loans with respect to internal reporting and the calculation of the Clawback Fee, Incentive Fee and Servicing Fee shall be based on the Mortgage Bankers Association method of such calculation. The delinquency method used for the calculation of delinquent Mortgage Loans with respect to reports prepared for regulatory compliance purposes and reports to Investors shall be based on the Applicable Requirements.
     Determination Date means, with respect to each Mortgage Loan, the date indicated on Schedule IV attached hereto.
     Due Date means the day of the month on which the Mortgagor’s Monthly Payment and, where applicable, Escrow Payment is due as stated in the related Mortgage Note. The Due Date for all Mortgage Loans will be specified in the related Mortgage Note.
     Early Termination Fee has the meaning set forth in Section 10.4(e).
     Eligible Investments means (i) Permitted Investments or (ii) to the extent permitted under Applicable Requirements, any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Remittance Date in each month.
     A. direct obligations of, or obligations fully guaranteed by, (i) the United States of America, or (ii) any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America;
     B. federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is a subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated “P-1” by Moody’s Investors Service, Inc. and “A-1” by Standard & Poor’s Ratings Services, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is a subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least “Aa2” by Moody’s Investors Service, Inc. and “AA” by Standard & Poor’s Ratings Services; and
     C. any other demand, money market or time deposit account or obligation, or interest-bearing or other security or investment so long as at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is a subsidiary of a holding company, the short-term debt obligations of such holding company) are rated “P-1” by Moody’s Investors Service, Inc. and “A-1” by Standard & Poor’s Ratings Services Notwithstanding the foregoing,

Eligible Investments shall not include “stripped securities” or any investments which contractually may return less than the unpaid principal balance.
     Escrow Funds means all funds collected by the Servicer and to be held in one or more Escrow Accounts to cover Escrow Payments.
     Escrow Account means one or more accounts established, operated, and maintained pursuant to ARTICLE VI hereof to hold Escrow Funds.
     Escrow Payment means with respect to any Mortgage Loan, amounts constituting payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other Mortgage Loan document, including, without limitation, (i) taxes, special assessments, water, sewer and other governmental impositions or charges that are or may become liens on the Mortgaged Property prior to that of the Mortgage Loan, (ii) ground rents, and (iii) Hazard Insurance, Flood Insurance, and Private Mortgage Insurance and other insurance premiums.
     Event of Default means any event set forth in Section 9.1 hereof.
     Fannie Mae means the government sponsored entity organized or known as the Federal National Mortgage Association or any successor thereto.
     Fannie Mae Guidelines means the guidelines contained in the Fannie Mae Servicing Guide pertaining to one-to-four-family, first or junior lien, conventional single family mortgage loans, and all supplements, amendments or additions thereto, but only with respect to the practices set forth therein that are applicable to actions undertaken in connection with the delinquency, foreclosure, REO disposition, remedies for defaulted loans and property insurance procedures and claims.
     FDIC means the Federal Deposit Insurance Corporation, or any successor thereto.
     FHFA means the Federal Housing Financial Agency, or any successor thereto.
     FHA means the Federal Housing Administration of the United States Department of Housing and Urban Development, or any successor thereto.
     First Lien Mortgage Loan means a Mortgage Loan secured by a first priority lien Mortgage on the related Mortgage Property.
     Fitch means Fitch Ratings, Inc., or any successor thereto.
     Flood Insurance or Flood Insurance Policy means an insurance policy insuring against loss or damage from flood hazards not typically covered within the scope of standard extended hazard coverage, together with all riders and endorsements thereto.
     Freddie Mac means the government sponsored entity organized or known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

     Ginnie Mae means the Government National Mortgage Association (GNMA), or any successor thereto.
     Guides mean any and all applicable rules, regulations, requirements and guidelines of any Insurer or Investor, as the same may be amended from time to time, including, without limitation the Fannie Mae Selling and Servicing Guides, the Freddie Mac Sellers’ and Servicers’ Guides and the Ginnie Mae Mortgage Backed Securities Guides.
     HAMP means the Home Affordable Modification Program of the U.S. Treasury as in effect from time to time during the term of this Agreement.
     HAMP Investor Payments mean payments from the U.S. Treasury to an investor, as outlined under the heading “Lender/Investor Compensation” in the guidelines established under HAMP.
     HAMP Servicer Payments mean payments from the U.S. Treasury to a servicer, as outlined under the heading “Servicer Compensation” in the guidelines established under HAMP, including but not limited to any and all incentive payments due under the guidelines after the date of this Agreement. For the avoidance of doubt, on and after the date of this Agreement, Servicer shall be entitled to retain any and all HAMP Servicer Payments due to the prior servicer.
     Hazard Insurance or Hazard Insurance Policy means a fire casualty extended coverage insurance policy insuring against loss or damage from fire hazard, wind, liability and other risks covered within the scope of standard extended hazard coverage, together with all riders and endorsements thereto.
     HELOC means a Home Equity Line of Credit.
     High Cost Loan means any Mortgage Loan, as specifically identified on the Mortgage Loan Schedule, classified as (a) a “high cost” loan under HOEPA, or (b) a “high cost,” “threshold,” “covered” (provided however the “covered” classification does not apply to loans originated subject to the New Jersey Home Ownership Act of 2002 as a “covered home loan” which are not also high-cost loans), “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).
     HOEPA means the Home Ownership and Equity Protection Act of 1994.
     HUD means the United States Department of Housing and Urban Development, or any successor thereto.
     Incentive Fee has the meaning set forth in Section 5.2(b) hereof.
     Insurance Policy means any insurance policy issued for a Mortgage Loan, including any related Private Mortgage Insurance, Hazard Insurance, Flood Insurance, and Title Insurance or

alternative title product, including all riders and endorsements thereto in effect, including any replacement policy or policies for any such Insurance Policies.
     Insurance Proceeds means proceeds received by the Servicer from an Insurance Policy to the extent such proceeds are not applied to the restoration of the related REO Property, the Mortgaged Property or released to the related Mortgagor in accordance with the Servicer’s normal servicing procedures.
     Insurer means an insurance company that provides an Insurance Policy.
     Interagency Guidelines has the meaning set forth in Section 7.7(b) hereof.
     Investor means any Private Investor, Agency, or trustee for the benefit of any securitization trust in which the Mortgage Loans secure securities issued by such securitization trust, or with respect to Mortgage Loans held by Owner for its own account, the Owner.
     Late Fee means, as described in the Mortgage Note, any fee paid by or due from a Mortgagor as an additional payment in respect of Mortgagor’s making payment later than the Due Date thereof, after application of any applicable grace period.
     Legal Holds has the meaning set forth in Section 4.14(a) hereof.
     Legal Requirements means, with respect to the context in which this defined term is used herein, all applicable federal, state or local laws (including without limitation any Predatory Lending Law, the U.S. Bankruptcy Code and the Servicemembers Civil Relief Act) and any other applicable requirements of any government or any agency or instrumentality thereof (including without limitation current and emerging regulatory authorities, such as the Consumer Financial Protection Bureau, the OCC, and State Agencies) that involve or relate to the servicing of a Mortgage Loan, Loss Mitigation activities, foreclosures, the actions or interests of the lender or mortgagee of a Mortgage Loan, the management (including ownership, servicing, and disposition) of a Mortgaged Property or REO Property, and the performance of the servicing obligations by the Servicer hereunder.
     Lender-Paid Mortgage Insurance means any Private Mortgage Insurance in which the lender is responsible for paying the premium due on the Private Mortgage Insurance Policy with the proceeds generated from a portion of the Mortgage Interest Rate.
     LIBOR means, as of any date of determination, the rate per annum equal to the one month LIBOR rate published by Bloomberg for such date or, if such rate is not available, the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR for such date.
     Limited Power of Attorney means the power of attorney or other documentation executed by the Owner or an Investor which enables the Servicer to carry out certain of its Servicing Duties under this Agreement, the form which is attached hereto as Exhibit B.
     Liquidation means either (a) with respect to a Defaulted Loan, when the Servicer reasonably determines that net proceeds of less than $25,000 (or such other amount required by Applicable Requirements) are likely to be recovered from such Mortgage Loan in respect of the related costs to obtain such recovery, or (b) with respect to any Mortgage Loan (including a Defaulted Loan not covered in clause (a) above), when an action occurs that results in the release in full of the lien of the related Mortgage on the Mortgaged Property, whether through Short Payoff, foreclosure, chargeoff, condemnation, Paid-In-Full or otherwise.
     Liquidation Proceeds means funds received in connection with a Liquidation of a Mortgage Loan.
     Litigation has the meaning set forth in Section 4.14(a) hereof.
     Loan Modification Programs means the loan modification programs that Servicer participates in on Owner’s or an Investor’s behalf described in the Approval Matrix, as such programs may be modified from time to time upon mutual agreement of Owner and Servicer.
     Loss has the meaning set forth in Section 2.3 hereof.
     Loss Credit Savings has the meaning set forth in Section 5.2(b) hereof.
     Loss Mitigation means those services provided by Servicer in administering and managing Delinquent Mortgage Loans and other Mortgage Loans mutually agreed upon by Owner and Servicer, including activities relating to modifications, waivers, forbearances, short sales, and advising mortgagors as to various relief alternatives to foreclosure.
     Master Servicing Fee has the meaning specified in the applicable Servicing Agreements.
     MERS® means the proprietary system of recording transfers of mortgages electronically, which was created and is maintained by Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware.
     Monthly Advance means the payments required to be made by Owner pursuant to the terms of the Servicing Agreements of monthly scheduled principal and interest due under the terms of a Mortgage Loan. For the avoidance of doubt, Servicer shall not be required to advance from any of its own funds any Monthly Advances or any related compensating interest payments or shortfalls with respect to the Whole Loan Portfolio or under any Servicing Agreement and Owner shall be responsible for all Monthly Advances under the Servicing Agreements.
     Monthly Payment means the scheduled payment of principal and interest and required escrow payment, if applicable, payable by a Mortgagor under the terms of a Mortgage Loan on each Due Date.
     Moody’s means Moody’s Investors Services, Inc., or any successor thereto.
     Mortgage means the mortgage, deed of trust, or other instrument securing a Mortgage Note, which creates a first priority or junior lien on an estate in fee simple in real property securing the Mortgage Note (or a first priority or junior lien on (i) in the case of a cooperative, the related shares of stock in the cooperative securing the Mortgage Note and (ii) in the case of a ground rent, the leasehold interest securing the Mortgage Note).

     Mortgage Interest Rate means the per annum rate of interest provided in a Mortgage Note, which may be a fixed rate or an adjustable rate of interest.
     Mortgage Loan means an individual residential mortgage loan (secured by a property that contains one to four residential dwelling units) which is the subject of this Agreement as a result of the Owner’s identification of such Mortgage Loan and the delegation of the servicing thereof to the Servicer pursuant to Section 2.1 hereof and which mortgage loan is included on the Mortgage Loan Schedule or is otherwise repurchased pursuant to Section 4.24 and included on the Mortgage Loan Schedule, and includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, Ancillary Income and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan. As applicable, “Mortgage Loan” shall be deemed to refer to the related REO Property or unsecured debt. A Mortgage Loan shall not include a HELOC or commercial mortgage loan, and Servicer shall not be required to service any HELOCs or commercial loans under this Agreement.
     Mortgage Loan Documents means all documents relating to a Mortgage Loan held by the Investor, any Custodian, any Owner Designee and the Servicer or its designee.
     Mortgage Loan Schedule means a schedule of the Mortgage Loans prepared by the Owner setting forth the data fields listed on the Schedule of Data Field Requests set forth on Schedule III attached hereto.
     Mortgage Note means the note or other instrument executed by a Mortgagor, and secured by a Mortgage, that evidences the indebtedness of a Mortgagor.
     Mortgaged Property means the fee simple interest in real property and improvements thereon securing repayment of the debt evidenced by a Mortgage Note (or (i) in the case of a cooperative, the related shares of stock in the cooperative securing repayment of the debt evidenced by a Mortgage Note and (ii) in the case of a ground rent, the leasehold interest and improvements on the related real property securing repayment of the debt evidenced by a Mortgage Note).
     Mortgagor means any Person obligated to pay on a Mortgage Note, excluding any Private Mortgage Insurers, but including any guarantors.
     Negative Environmental Condition means, with respect to any Mortgaged Property, a violation of any standards under applicable statutes, ordinances, rules, regulations, orders or decisions relating to pollution, protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata and natural resources), including without limitation, applicable statutes, ordinances, rules, regulations, orders or decisions relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls and lead and lead-containing materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such items.

     Nonrecoverable Monthly Advances means any portion of a Monthly Advance previously made or proposed to be made by the Owner that, in the good faith judgment of the Owner, will not ultimately be recoverable by the Owner from the related Mortgagor, related Liquidation Proceeds or otherwise.
     Nonrecoverable Servicing Advance means any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the reasonable business judgment of the Servicer and in accordance with Applicable Requirements, will not, or, in the case of a proposed Servicing Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.
     NPV Tool means the (i) Fannie Mae approved Net Present Value calculator utilized pursuant to a Loan Modification Program or (ii) a non-Fannie Mae Net Present Value calculator utilized as described in the Approval Matrix for determining whether foreclosure or a loan modification (or other loss mitigation treatment) is a better solution to maximize recovery of a Mortgage Loan that has become Delinquent.
     OCC means the Office of the Comptroller of the Currency, or any successor thereof.
     Owner means the party designated as Owner on the first page hereof or its successor in interest or assignees or any successor to the Owner under this Agreement.
     Owner Designee means a Person designated by the Owner pursuant to a written notice delivered to the Servicer that identifies the full legal name and address of such Person and the purpose for which such Person has been designated to act or serve on behalf of the Owner.
     Owner Indemnified Parties has the meaning set forth in Section 8.2(b) hereof.
     Owner Obligations means all of Owner’s contractual obligations relating to the Mortgage Loans, including without limitation those contractual obligations contained in the applicable Servicing Agreements, in any Guide or other guideline of any Insurer or Investor or as set forth in the Mortgage Loan Documents, and for any Mortgage Loans registered through MERS, the Membership Rules of MERSCORP. For purposes of this Agreement, the Owner Obligations with respect to (i) any Mortgage Loan owned by Owner and held for sale to an Agency or Private Investor shall be deemed to include the Guides that would be applicable following the sale (servicing retained) of such Mortgage Loan to the Investor and the applicable product type in respect of which such Mortgage Loan was originated and (ii) any Permanent Loan Portfolio Mortgage Loan shall be deemed to include the applicable provisions of (x) for those Mortgage Loans classified as “Prime” and “Alt A,” the applicable provisions of the Fannie Mae Selling and Servicing Guide for whole loan servicing that would apply if Fannie Mae were the Investor for such Mortgage Loans, (y) for FHA/VA loans, the regulations, rules and notices, including handbooks, promulgated by FHA and VA and the applicable provisions of the Ginnie Mae Issuers and Servicers Guide, and (z) for the classifications for all other Mortgage Loans owned by Owner and held for investment, as mutually agreed upon by Servicer and Owner in writing.
     Owner Regulator means the OCC, the CFPB, and any other government regulatory authority that regulates Owner.

     Paid In Full means with respect to a Mortgage Loan, the amount required to satisfy a Mortgage Loan in full, which amount includes the unpaid principal balance, interest due on account and, to the extent permitted by the Legal Requirements, any other funds to be collected at the time of payoff from the Mortgagor pursuant to the terms of such Mortgage Loan, such as recording fees, service fees, attorney fees, escrow advances, prepayment penalties and other costs as applicable have been paid in full.
     Pass-Through Expense means all customary and reasonable costs and expenses incurred by the Servicer, which pursuant to customary industry standards are due and payable to a Person other than the Servicer, which are not reimbursable to the Servicer from the Mortgagor or through the netting of proceeds from the related Mortgage Loan or Mortgaged Property, and which are in the nature of an expenditure that relates to establishing, maintaining or curing the right, title or interests of the mortgagee or lender of the Mortgage Loan; provided that such costs and expenses shall not include any allocation of overhead costs of the Servicer. Such Pass Through Expenses shall include, but are not limited to, each of the following items:
1.	The cost of research, recovery and locating any documents missing from the Mortgage Loan Documents.

2.	Payments for costs, fees and expenses incurred in perfecting, filing or recording documents evidencing the assignment, foreclosure, sale or mortgaging of any Mortgaged Property.

3.	Expenses incurred to resolve or cure a dispute or issue involving any failure of the Mortgage Loan to comply with any Legal Requirements or customary industry standards that is attributable to the Owner, originator or any Person (other than the Servicer).

4.	Expenses or costs incurred in connection with any proceeding, investigation, audit, request or other inquiry by any governmental regulatory agency or other instrumentality involving the compliance of any Mortgage Loans with the Legal Requirements relating to the origination or servicing prior to the Servicing Transfer Date of such Mortgage Loans.

5.	Prior Servicer Expenses — for the prior servicers’ failure to fund or offset the funding of the following; non-funded positive escrow, unapplied balances, non-documented corporate advances, monthly payments not forwarded to the Servicer, and positive Lender-Paid Mortgage Insurance collected or advanced balances.

6.	Tax Penalties and Interest Expenses — incurred as a result of a prior servicer not disbursing property taxes in a timely manner as defined in the Servicing Transfer Instructions.

7.	Regulatory fines and or penalties associated with the Owner’s, Investor’s or Owner Designee’s or Custodian’s failure to provide required documents in order to complete the timely satisfaction or release of the mortgage.

8.	Custodian expenses that are paid by the Servicer.

9.	Set-up, transfer, and release fees for MERS® Mortgage Loans.

10.	Except as set forth in Section 4.11, payments for the cost of transfer and/or purchase of services, including such services for property taxes and flood insurance information (except as otherwise provided for herein).

11.	Courier costs relating to deliverables or documents to an Investor.

12.	Copying costs related to special audits, special projects, and information requests from an Investor outside the ordinary course of business.

13.	Engagement of insurance claim adjustors for the purpose of negotiating, settling, compromising, enforcing and otherwise managing insurance claims related to the Mortgaged Property and REO Property.

14.	Servicer shall be reimbursed for any actual direct out-of-pocket advances, costs and expenses incurred by Servicer deemed reasonably necessary by Servicer to meet its obligations under this Agreement with respect to a particular Mortgage Loan that the applicable Agency, Investor, or Insurer determined was ineligible for reimbursement by such Agency, Investor, or Insurer under Applicable Requirements, excluding those that result from Servicer’s failure to meet its standard of care under this Agreement as described in Section 8.1(a) relative to the applicable Agency, Investor, or Insurer.
     Pass-Through Transfer means the sale or transfer of some or all of the Mortgage Loans by an Investor to a trust or other issuing entity to be formed as part of a publicly issued or privately placed mortgage backed securities transaction.
     Payment Clearing Account has the meaning set forth in Section 6.1 hereof.
     Permanent Loan Portfolio means the Mortgage Loans being serviced in accordance with this Agreement that are owned by the Owner and reflected on its books and records as being held for investment purposes and not for sale to a third party, which Mortgage Loans shall be identified on the Mortgage Loan Schedule by an investor code numbers 300, 303 and 305 as reflected on the investor code report dated as of June 1, 2011.
     Permitted Investments has the meaning specified in the applicable Servicing Agreement.
     Person means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.
     Predatory Lending Law means any applicable Federal, state or local law relating to any predatory, High Cost Loan or abusive lending practices or transactions, which involve or govern single family mortgage loans, including without limitation any such law that provides for the assessment of liability against the purchaser or assignee of the mortgage loan for violations of such law.
     Pricing Schedule means the schedule attached hereto and incorporated herein by reference as Schedule II, which sets forth certain pricing and compensation rates and amounts accruing and due to the Servicer hereunder.
     Privacy Policy has the meaning set forth in Section 7.7(a) hereof.
     Private Label Basis means the mutually agreed upon private label servicing terms of the Mortgage Loans, which may include that all communications and documentation provided to Mortgagors contain only the Owner’s name and there is no reference to the Servicer or any other entities in communications with Mortgagors, except as may be required under the Applicable Requirements.
     Principal Prepayment means any payment or other recovery of principal on a Mortgage Loan, which is received in advance of its scheduled Due Date, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.
     Prior Servicer means MetLife Bank, National Association, in its capacity as servicer and subservicer of the Mortgage Loans prior to the Servicing Transfer Date.
     Private Mortgage Insurance or Private Mortgage Insurance Policy means insurance obtained from a Private Mortgage Insurer that insures the holder of the Mortgage Note against all or a portion of any loss incurred from a Mortgagor default under the Mortgage Note or the Mortgage, including all endorsements or riders thereto.
     Private Mortgage Insurer means, with respect to any Mortgage Loan, the entity that has provided Private Mortgage Insurance with respect to such Mortgage Loan.
     Private Investor means any owner or holder of a Mortgage Loan other than an Agency or the Owner. For the avoidance of doubt, a Private Investor shall not include certificateholders, bondholders or any holders of securities under any Servicing Agreements.
     Proprietary Information has the meaning set forth in Section 11.1 hereof.
     Qualified Depository means (i) a depository, the accounts of which are Eligible Accounts (as such term is defined in the applicable Servicing Agreement) or (ii) (a) to the extent permitted under Applicable Requirements, a depository, the accounts of which are insured by the FDIC and (x) the short-term debt ratings of which are rated at least (I) “P-1” by Moody’s, (II) “A-1” by S&P, or (III) “F1+” by Fitch, Inc., and (y) the long-term deposit ratings of which are rated at least (I) “AA-” by S&P, (II) “Aa3” by Moody’s, or (III) “AA-” by Fitch, Inc., or (b) a depository, the short-term debt obligations, or other short-term deposits of which are rated at least “A-1” and the long-term unsecured debt obligations of which are rated at least “AA-” by S&P.
     Qualified Insurer has the meaning set forth in Section 4.9(c) hereof.

     Rating Agencies mean Moody’s, S&P, or Fitch, or any successors thereto.
     Regulation AB means Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.110-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) or by the staff of the Securities and Exchange Commission, or as may be provided by the Commission or its staff from time to time.
     Regulation AB Addendum means an addendum in the form attached hereto as Exhibit E.
     Released Servicing Date means, with respect to a Mortgage Loan, the date on which the servicing of such Mortgage Loan is released from this Agreement and which the servicing functions for such Mortgage Loan are transferred by the Servicer to another Person.
     Remittance Date means, with respect to each Mortgage Loan, the date indicated on Schedule IV attached hereto.
     Reporting Date means, with respect to each Mortgage Loan, the date indicated on Schedule IV attached hereto.
     Reporting Vendor means any Vendor determined by the Servicer to be materially “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.
     Retained Yield has the meaning specified in the applicable Servicing Agreement.
     Retained Yield Trustee means The Bank of New York Mellon, as Trustee under the Calculation and Remittance Agreement dated as of December 23, 2010 by and among The Bank of New York Mellon, the Owner and GS Mortgage Securities Corp.
     Review has the meaning set forth in Section 7.7(c) hereof.
     REO Disposition means the final sale or other disposition by the Servicer of any REO Property.
     REO Disposition Proceeds means all amounts received with respect to an REO Disposition.
     REO Property means a Mortgaged Property acquired by the Servicer on behalf of an Investor or its designee through foreclosure or by deed in lieu of foreclosure, notwithstanding any right of redemption time period which may be required under applicable state laws.
     S&P means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or any successor thereto.
     Sensitive Information means nonpublic information relating to customers and prospective customers of Owner, including without limitation names, addresses, telephone numbers, e-mail addresses, social security numbers, tax identification numbers, dates of birth, telephone numbers, customer information (as defined in the Interagency Guidelines Establishing Information Security Standards, as set forth in Appendix B to 12 C.F.R. Part 30) credit information, financial information, account numbers, account balances or other account information, and compilations of or lists derived from any of the foregoing, regardless of whether Owner’s relationship with the customer ceases. The parties understand and agree that the definition of “Sensitive Information” herein is intended to be broader than the definition of the term “nonpublic personal information” in the Gramm-Leach-Bliley Act and regulations promulgated thereunder.
     Servicer means Nationstar Mortgage LLC, or its successor in interest or assigns or any successor to the Servicer under this Agreement, as permitted pursuant to this Agreement.
     Servicer Indemnified Parties has the meaning set forth in Section 8.1(e) hereof.
     Servicing Advances means all customary, reasonable, and necessary out-of-pocket costs and expenses incurred by the Servicer in accordance with Applicable Requirements which pursuant to customary industry standards are due and payable to a Person other than the Servicer (including advances that, in the reasonable determination of the Servicer, are not Nonrecoverable Servicing Advance when made, but thereafter become Nonrecoverable Servicing Advances), which are reimbursable to the Servicer from the Mortgagor or through the netting of proceeds from the related Mortgage Loan or Mortgaged Property, which are advanced for the benefit of or on behalf of the Mortgagor or Investor, to protect interests of the Investor, mortgagee or lender in the Mortgage Loan (exclusive of any Pass-Through Expenses) or to pursue remedies against or recoveries from a Mortgage Loan, and which, in each case, such advances are made by the Servicer in accordance with Section 4.19 and while performing its servicing obligations under this Agreement; provided that such costs and expenses shall not include any allocation of overhead costs of the Servicer or expenses which are generally incurred by the Servicer in servicing mortgage loans of a type similar to the Mortgage Loans. Such Servicing Advances shall include, but are not limited to, by way of example the following:
A.	the cost of the preservation, restoration and protection of the Mortgaged Property;

B.	the cost of any enforcement or judicial proceedings, including foreclosures;

C.	the cost of the management and liquidation of the REO Property;

D.	the cost of T & I Advances;

E.	the cost of obtaining Valuations;

F.	payments for real estate taxes on Mortgaged Property;

G.	payments to purchase or maintain any senior liens or other interests in a Mortgaged Property being sold in a foreclosure proceeding;

     H. reasonable and customary outside legal counsel expenses paid in connection with collection of a Mortgage Loan, or incurred and paid in connection with the pursuit of a claim with respect to a Mortgage Loan;
     I. payments to obligors or tenants in connection with obtaining title to or possession of any Mortgaged Property pursuant to a deed-in-lieu of foreclosure, unlawful detainer or eviction action;
     J. payments for hazard insurance coverage (including lender-placed insurance) and private mortgage insurance expenses covering any Mortgaged Property;
     K. payments in renovation, repair or refurbishing of any Mortgaged Property;
     L. payments for title insurance, survey, environmental evaluations, real property appraisals or broker price opinions of any Mortgaged Property;
     M. payments for homeowner’s association dues, utility expenses or other preservation costs with respect to any Mortgaged Property;
     N. payments for advertising costs, real estate commissions and other closing, escrow and title insurance costs and expenses incurred in the sale of any Mortgaged Property or REO Property; and
     O. Lender-Paid Mortgage Insurance.
     Servicing Agreements means the servicing or securitization contracts or arrangements between the Owner and the Investors of the Mortgage Loans set forth on Schedules VII and X which governs the Owner’s responsibilities and duties in servicing or subservicing the Mortgage Loans, as well as Owner’s compensation for servicing the Mortgage Loans.
     Servicing Fees shall have the meaning set forth in Section 5.1 hereof.
     Servicing File means the applicable documents identified in Section 4.6 pertaining to a particular Mortgage Loan, and the computer files, data disks, books, records, data tapes, notes and additional documents generated in the course of servicing the Mortgage Loan, in paper, microfiche, microfilm, magnetic or electronic form.
     Servicing Officer means any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Owner on the initial Servicing Transfer Date, as such list may be amended from time to time.
     Servicing Transfer Costs means any and all reasonable documented “out of pocket” costs and expenses incurred in connection with any transfer of servicing to a successor servicer, including, without limitation, all MERS transfer costs, costs of preparing any assignments of the Mortgages, fees and costs of filing any assignments of Mortgages, costs associated with the transfer or acquisition of tax or flood certifications, if any, file shipping costs and any reasonable costs or expenses associated with the complete transfer of all servicing data.

     Servicing Transfer Date means, with respect to a Mortgage Loan, the date on which the Owner or its designee transfers the servicing of such Mortgage Loan to the Servicer.
     Servicing Transfer Instructions means the procedures for effecting servicing transfers to the Servicer hereunder as set forth on Exhibit A attached hereto.
     Short Payoff means the amount received under an arrangement entered into with a Mortgagor whereby the Servicer or Owner, as applicable, allows the Mortgagor (i) to pay off the Mortgage Loan for less than the outstanding balance owed by the Mortgagor on the Mortgage Loan in complete satisfaction of the Mortgagor’s obligation under the Mortgage Loan, or (ii) to sell the Mortgaged Property to a third party at less than the outstanding balance owed by the Mortgagor on the Mortgage Loan.
     SLA or SLAs means those certain specific mutually agreed service level standards for the performance of Servicer’s and Owner’s duties under this Agreement as set forth on Schedule I attached hereto, as they may be modified or amended from time to time by the mutual agreement of the Parties; provided, however, that to the extent that an SLA is, as of the time of reference, inconsistent with a substantially similar service level standard that is required pursuant to the Applicable Requirements, the Applicable Requirements shall control and the SLA shall not apply.
     State Agency means any state agency or regulatory authority with authority to regulate the business of Owner or Servicer, or to determine the investment, servicing or administration requirements with regard to the Mortgage Loans.
     Subservicer has the meaning specified in the Regulation AB Addendum.
     T & I Advance means Servicing Advances made by Servicer pursuant to Section 4.12 hereof.
     Tax and Flood Services has the meaning set forth in Section 4.11 hereof.
     Tax and Insurance Reserve means an accounting maintained by the Servicer for tracking a Mortgagor’s Escrow Payments and Insurance Proceeds.
     Term has the meaning set forth in Section 10.1 hereof.
     Title Insurance or Title Insurance Policy means an American Land Title Association (ALTA) mortgage loan title policy form 1970, or other form of lender’s title insurance policy in accordance with Freddie Mac or Fannie Mae requirements, including all riders and endorsements thereto, insuring that the Mortgage constitutes a valid lien of specified priority on the Mortgaged Property.
     VA means the Department of Veterans’ Affairs, or any successor thereto.
     Valuation means an Appraisal Report, automated valuation (or AVM), or Broker Price Opinion of any Mortgaged Property, each as may be required under the Applicable Requirements.

     Vendor has the meaning set forth in Section 4.5(a) hereof.
     Whole Loan Portfolio means all the Mortgage Loans being serviced under this Agreement and owned by Owner, including the Mortgage Loans in the Permanent Loan Portfolio.
     Whole Loan Transfer means any sale or transfer of some or all of the Mortgage Loans by an Investor to an unaffiliated third party, which sale or transfer is not a Pass-Through Transfer.
ARTICLE II
ENGAGEMENT OF SERVICER
     Section 2.1 Servicing; Possession of Servicing Files.
     (a) The Owner shall, or the Owner shall cause the Prior Servicer to, from time to time, transfer the servicing of certain Mortgage Loans to the Servicer, subject to obtaining any consents that may be required from Investors, Rating Agencies, or Insurers to transfer the servicing of such Mortgage Loans. The procedures for affecting such transfer shall be set forth on the Servicing Transfer Instructions attached hereto as Exhibit A. The Owner shall make commercially reasonable efforts to, or the Owner shall cause the Prior Servicer to make commercially reasonable efforts to provide the Servicer with advance written or electronic notice of the expected Mortgage Loans for which servicing may be transferred during such calendar month. No less than twenty (20) days prior to each Servicing Transfer Date, the Owner shall, or the Owner shall cause the Prior Servicer to, deliver to the Servicer a schedule of the Mortgage Loans being transferred to the Servicer pursuant to this Agreement, which, upon acceptance by the Servicer, such schedule shall be deemed an amendment to the Mortgage Loan Schedule and shall be appended hereto. On the initial Servicing Transfer Date, the Owner shall deliver twenty five (25) executed Limited Power of Attorney forms in form and substance similar to Exhibit B, authorizing Servicer or its authorized agent to execute necessary loan and real estate documents on each Investor’s behalf; and the Servicer shall deliver a list of its Servicing Officers to the Owner. Additionally, with respect to each Mortgage Loan to be serviced hereunder, the Owner shall, or the Owner shall cause the Prior Servicer to, comply with the Servicing Transfer Instructions and deliver to the Servicer the Mortgage Loan Data Field Request (in the form set forth on Schedule III) for each related Mortgage Loan and, by computer readable electronic transmission, the related Mortgage Loan Schedule, not later than five (5) Business Days after the Servicing Transfer Date.
     (b) No later than five (5) Business Days after the Servicing Transfer Date, the Owner shall deliver or cause the Prior Servicer to deliver to the Servicer all of the documents, information and property that is required for the transfer and commencement of servicing for the related Mortgage Loans, including without limitation the Servicing File and all positive escrow balances, suspense balances, restricted escrow and other cash balances that exist in connection with the Mortgage Loans without offset or netting of any negative balances. In the event that the Servicer reasonably incurs any cost or expenses because of the failure by the Owner to deliver or cause the delivery of all such required documents, information and property (including without limitation any advances of funds for escrows or impounds), then the Servicer shall be reimbursed any such amounts as Pass-Through Expenses pursuant to Section 4.19 hereof. Notwithstanding any provision in this Agreement to the contrary, this paragraph shall not be applicable with respect to any Mortgage Loans to the extent servicing of such Mortgage Loans was previously transferred by the Prior Servicer to the Servicer prior to an Investor becoming owner of such Mortgage Loans.
     (c) Servicer shall not, and shall cause its employees not to, solicit Mortgagors with respect to the Mortgage Loans for any purpose (other than (i) in the performance of Servicer’s obligations with respect to loss mitigation services and (ii) in the event Owner and Servicer enter into a refinance agreement, with respect to refinancing a Mortgage Loan owned by Owner), including without limitation a refinancing of any Mortgage Loan (other than as permitted under clauses (i) and (ii) above), the origination of a mortgage loan secured by another Mortgaged Property owned by such Mortgagor, or the sale of optional insurance or any other banking or financial products or services; provided, however, that the following shall not constitute solicitation and shall not violate this covenant: (i) mass advertising or mailings (such as placing advertisements on Servicer’s website, television, on radio, in magazines or in newspapers or including messages in billing statements) that are not primarily directed towards the Mortgagors, and (ii) a solicitation for financial services to Mortgagors with whom Servicer or an affiliate has a customer relationship unrelated to the Mortgage Loan. Servicer shall refer any written or oral requests received from a Mortgagor for a replacement or new mortgage loan, optional insurance or any other banking or financial product or service to Owner or such other third party as Owner may direct (which may be Servicer if Owner and Servicer enter into a refinance agreement) as promptly as practicable but not later than two (2) Business Days after Servicer receives any such request.
     (d) Neither party nor its Affiliates will directly or indirectly solicit the services of or hire any employee of the other party for employment or as an independent contractor, or otherwise engage the services of such employee during the term of this Agreement or any extensions of this Agreement, without first obtaining the written consent of the other party. Notwithstanding the foregoing, each party understands and agrees that employment solicitations directed to the general public at large, including without limitation newspaper, radio, website and television advertisements, shall not constitute solicitation under this paragraph. A party may hire any employee who has been terminated by the other party or its Affiliate, provided such party provides notice to the other party of such hiring prior to the commencement of services by such person.
     (e) The Servicer shall service the Mortgage Loans as provided herein commencing on the related Servicing Transfer Dates. Commencing as of the Servicing Transfer Date, all servicing shall be conducted on a Co-Branded Basis as set forth in the Approval Matrix, subject to Section 4.1(b) hereof; provided, however, that, subject to Applicable Requirements, the Servicer shall conduct any foreclosure proceedings in the name of the Owner, Investor, or an Owner Designee, and may complete and record any related Assignment of Mortgage in the name of Owner, Investor, or Owner Designee, as applicable, in such proceedings unless Owner Obligations provide otherwise. The Servicer may enter into a commercially reasonable arrangement for certain functions relating to the servicing and administration of Mortgage Loans with any Person subject to meeting the requirements set forth in Section 4.5. Any such arrangement shall be consistent with and not violate the provisions of this Agreement and shall not constitute a “mortgage servicing transfer” within the meaning of Section 6 of the Real Estate Procedures Settlement Act, 12 U.S.C. §2605, (“RESPA”), without prior written approval of the Owner. In each case, the Servicer shall remain responsible for its obligations under this Agreement, and notwithstanding any such arrangement, the Servicer shall be liable for all acts and omissions of such Person as fully as if such acts and omissions were those of the Servicer, and the Servicer shall pay all fees and expenses associated with such arrangement from the Servicer’s own funds.
     (f) On behalf of Owner and the Investors, the Servicer may sue to enforce or collect on any of the Mortgage Loans or any Insurance Policy covering a Mortgage Loan, as agent of the Investor pursuant to the Limited Power of Attorney.
     (g) The Servicer shall hold each Servicing File in trust for the benefit of the Owner for the sole purpose of servicing the Mortgage Loans. The Servicer’s possession of Servicing Files shall be for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and Servicer shall provide Owner, Investors, and any Owner Designee with full access to the Servicing Files. All records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall become part of the Servicing Files. The ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the Mortgage Loan Documents, the contents of the related Servicing File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, is vested in the Investors. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the benefit of the Investors as the owners of the Mortgage Loans. All records and documents shall be maintained in accordance with Applicable Requirements. Any portion of the Servicing Files held by the Servicer shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the Owner’s servicing rights and the ownership of the Mortgage Loans by the Investors. The Servicer shall release its custody of the contents of the Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer’s servicing of the Mortgage Loans. Except as provided herein, the original Mortgage Loan Documents for each Mortgage Loan shall be retained by the Custodian pursuant to the Custodial Agreement. Except as set forth in Section 2.3(a), any fees and expenses of the Custodian shall not be payable by the Servicer.
     (h) Each of the Owner and Servicer shall, at its own expense and on a timely basis, in accordance with RESPA and Applicable Requirements, prepare and transmit to each Mortgagor notification of the transfer.
     Section 2.2 Books and Records.
     Unless otherwise specifically agreed by the Owner, record title to each Mortgage and the related Mortgage Note shall remain (i) in blank, (ii) in the name of the Owner or the Investors, or (iii) in the name of an Owner Designee. The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be clearly marked to reflect the Owner’s servicing rights and the ownership of the Mortgage Loans by the Investors. The Owner, the Investors, the Owner Regulator, and their respective agents may from time to time upon reasonable notice inspect any of the Servicer’s books and records pertaining to the Mortgage Loans being serviced under this Agreement, including without limitation all Servicing Files and quality control reports relating to the Mortgage Loans, such as reports evidencing compliance with HUD and FHA requirements, at reasonable times during the Servicer’s normal business hours at the Servicer’s offices; provided, that upon the occurrence and continuance of an Event of Default, only one (1) Business Days’ prior notice shall be required. At all times while a Mortgage Loan is being serviced hereunder, the beneficial ownership of such Mortgage Loan shall be vested and remain in the name of the Investors. All servicing rights arising out of each Mortgage Loan shall be vested in the Owner and the Servicer shall not assert any contrary interest therein.
     Section 2.3 Custodial Agreement.
     (a) On or prior to the Servicing Transfer Date, the Owner shall use reasonable efforts to ensure that the Custodian has received all such Mortgage Loan Documents required to be delivered to it pursuant to the Custodial Agreement. The Owner shall be responsible for maintaining the Custodial Agreement and shall pay fees and expenses as required under the Custodial Agreement. In the event that the Servicer is required to pay any of the Custodian’s fees and expenses, the Servicer shall notify the Owner and if the Owner instructs the Servicer to pay such fees and expenses these shall be considered Pass-Through Expenses and the Servicer shall be reimbursed pursuant to the terms of Section 4.19 hereof if not previously reimbursed by the Owner.
     (b) The Servicer shall forward to the Custodian original documents evidencing any assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within ten (10) Business Days of the Servicer’s receipt of an executed copy of such documents; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) Business Days of submission, and will provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ten (10) Business Days of receipt by Servicer of the original recorded document.
     (c) Upon any Mortgage Loan being Paid-In-Full (including any Liquidation of such Mortgage Loan) or from time to time (i.e., in foreclosure actions and as appropriate in the servicing of any Mortgage Loan), the Servicer shall deliver to the Owner or, if applicable, the Custodian, two (2) executed copies of a request for release in a form agreed to by the Owner and Servicer, signed by a Servicing Officer. Within three (3) Business Days after receipt of such request for release, the Owner or, if applicable, the Custodian, shall release (or cause its agent to release) and deliver the related Mortgage Loan Documents in trust to: (i) the Servicer, or (ii) such other party identified in the related request for release. In the event the Owner or, if applicable, the Custodian fails to deliver the related Mortgage Loan Documents to Servicer within the time required pursuant to this paragraph, and the Servicer incurs any loss, expense, penalty, fine or damage (hereinafter “Loss”) arising out of such late delivery, then the Owner hereby agrees to indemnify and hold the Servicer harmless for any Loss incurred by the Servicer. Notwithstanding the foregoing, in the event that it is the Custodian that fails to deliver the related

Mortgage Loan Documents consistent with the terms and conditions of this Section 2.3(c), the Servicer shall notify the Owner of such failure in a weekly exception report.
     Section 2.4 Limitation on Scope of Servicing Obligation.
     (a) The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that (i) is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, or (ii) exclusively involves allegations against the Owner, Investors, or prior owners or prior servicers of the Mortgage Loan, including without limitation any allegation or claim involving a violation or breach of any Predatory Lending Law; provided, however, that the Servicer may, with the prior written consent of the Owner, undertake any such action that it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable and customary legal counsel expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable and the Owner agrees to reimburse the Servicer for any such expenses, costs and liabilities as Pass-Through Expenses under the terms of this Agreement, except with respect to any expenses, costs and liabilities that are incurred solely as a result of a material breach of this agreement, the negligence or willful misconduct of the Servicer that relate to actions pursuant to this Section.
     (b) If a Mortgage Loan is discovered to be a High Cost Loan, the Servicer shall notify the Owner and Owner, with Servicer’s reasonable assistance, shall use its reasonable efforts to modify the Mortgage Loan such that it no longer qualifies as a High Cost Loan; provided however that if such Mortgage Loan is not capable of being modified, Servicer will retain servicing of such Mortgage Loan, irrespective of the fact that it remains a High Cost Loan. The Servicer shall not have any affirmative obligation to determine whether a High Cost Loan satisfies the document disclosure or other requirements applicable to High Cost Loans.
     Section 2.5 Loss Mitigation and Recovery Actions.
     (a) Servicer shall have the delegated authority to initiate Loss Mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) within the agreed upon SLAs, and the parameters set forth on Schedule I hereto (also known herein as the “Approval Matrix”).
     (b) Servicer shall, with respect to each Mortgage Loan, as and to the extent required by the Applicable Servicing Requirements, take commercially reasonable steps to maintain Mortgage Loans in a current status pursuant to Applicable Requirements by providing Loss Mitigation services for Delinquent Mortgage Loans in accordance with the Approval Matrix, which may include procedures that provide for sending delinquent notices, call campaigns, assessing late charges, and returning inadequate payments, and procedures for the analysis of Mortgage Loans that are distressed or chronically Delinquent. Servicer will ensure that processes are in place to provide for timely and effective communications to Mortgagors relating to Loss Mitigation services, and provide for continuity in the handling of Loss Mitigation services for a particular Mortgagor by personnel knowledgeable about a specific Mortgagor’s situation.

     (c) Servicer shall develop a written plan to provide for the maintenance of an adequate infrastructure to support Loss Mitigation (including an adequate organization structure, managerial resources, and staffing) and foreclosure activities and to ensure compliance with the Applicable Requirements (the “Loss Mitigation Plan”), which Loss Mitigation Plan will be presented in draft form to Owner no later than the date which occurs 45 days after the date of this Agreement, with a final Loss Mitigation Plan to be adopted by Servicer no later than the date which occurs 60 days after the date of this Agreement; provided however, Servicer may amend or revise the adopted final plan, as necessary or appropriate consistent with Applicable Requirements. The Loss Mitigation Plan shall provide that Servicer shall achieve compliance with the Loss Mitigation Plan no later than December 31, 2011 (or such later date as may be agreed upon by the Owner Regulator for the Prior Servicer to achieve compliance with a plan that addresses the same subject matter), and the failure of Servicer to comply with the Loss Mitigation Plan once implemented shall be deemed to be a breach of this Agreement. The Loss Mitigation Plan shall provide for the maintenance of an effective compliance program that includes, at a minimum:
     (1) Appropriate written policies and procedures to conduct, oversee, and monitor mortgage servicing, Loss Mitigation, and foreclosure operations.
     (2) Processes to ensure that all factual assertions made in pleadings, declarations, affidavits, or other sworn statements filed by or on behalf of the Servicer are accurate, complete and reliable, and that affidavits and declarations are based on personal knowledge or a review of the Servicer’s books and records when the affidavit or declaration so states.
     (3) Processes to ensure that affidavits filed in foreclosure proceedings are executed and notarized in accordance with Applicable Requirements.
     (4) Processes to review and approve standardized affidavits and declarations for each jurisdiction in which the Servicer files foreclosure actions to ensure compliance with applicable laws, rules, and court procedures.
     (5) Processes to ensure that the Servicer has properly documented ownership of the promissory note and mortgage (or deed of trust) under applicable state law, or is otherwise a proper party to the action (as a result of agency or other similar status) at all stages of foreclosure and bankruptcy litigation, including appropriate transfer and delivery of endorsed notes and assigned mortgages or deeds of trust at the formation of a residential mortgage-backed security, and lawful and verifiable endorsement and successive assignment of the note and mortgage or deed of trust to reflect all changes of ownership.
     (6) Processes to ensure that a clear and auditable trail exists for all factual information contained in each affidavit or declaration, in support of each of the charges that are listed, including whether the amount is chargeable to the borrower and/or claimable by the investor.

     (7) Processes to ensure that foreclosure sales (including the calculation of the default period, the amounts due, and compliance with notice requirements) and post-sale confirmations are in accordance with the terms of the Mortgage Loan and Applicable Requirements.
     (8) Processes to ensure that all fees, expenses, and other charges imposed on the Mortgagor are assessed in accordance with the terms of the underlying mortgage note, mortgage, or other customer authorization with respect to the imposition of fees, charges, and expenses, and in compliance with all Applicable Requirements.
     (9) Processes to ensure that the Servicer has the ability to locate and secure all documents, including the original promissory notes if required, necessary to perform mortgage servicing, foreclosure and Loss Mitigation, or loan modification functions.
     (10) Ongoing testing for compliance with Applicable Requirements that is completed by qualified persons with requisite knowledge and ability (which may include internal audit) who are independent of the Servicer’s business lines.
     (11) Measures to ensure that policies, procedures, and processes are updated on an ongoing basis as necessary to incorporate any changes in Applicable Requirements.
     (12) Processes to ensure the qualifications of current management and supervisory personnel responsible for mortgage servicing and foreclosure processes and operations, including collections, Loss Mitigation and loan modification, are appropriate and a determination of whether any staffing changes or additions are needed.
     (13) Processes to ensure that staffing levels devoted to mortgage servicing and foreclosure processes and operations, including collections, Loss Mitigation, and loan modification, are adequate to meet current and expected workload demands.
     (14) Processes to ensure that workloads of mortgage servicing, foreclosure and Loss Mitigation, and loan modification personnel, including single point of contact personnel, are reviewed and managed.
     (15) Processes to ensure that the risk management, quality control, audit, and compliance programs have the requisite authority and status within the organization so that appropriate reviews of the Servicer’s mortgage servicing, Loss Mitigation, and foreclosure activities and operations may occur and deficiencies are identified and promptly remedied.
     (16) Appropriate training programs for personnel involved in mortgage servicing and foreclosure processes and operations, including collections, Loss Mitigation, and loan modification, to ensure compliance with Applicable Requirements.

     (17) Appropriate procedures for customers in bankruptcy, including a prohibition on collection of fees in violation of bankruptcy’s automatic stay (11 U.S.C. § 362), the discharge injunction (11 U.S.C. § 524), or any applicable court order.
     The Loss Mitigation Plan shall also provide for Servicer to establish metrics to measure and ensure the adequacy of staffing levels relative to Loss Mitigation and foreclosure activities, such as limits for the number of Delinquent or Defaulted Mortgage Loans assigned to an employee, considerations for a single point of contact for Mortgagors involved in Loss Mitigation activities and appropriate deadlines to review modification documentation, make modification decisions, and provide responses to Mortgagors. The Loss Mitigation Plan shall provide that Servicer’s policies and procedures address the following:
     (1) Measures to ensure that staff handling Loss Mitigation and loan modification requests routinely communicate and coordinate with staff processing the foreclosure on the borrower’s property.
     (2) Appropriate deadlines for responses to borrower communications and requests for consideration of Loss Mitigation, including deadlines for decision-making on Loss Mitigation Activities, with the metrics established not being less responsive than the timelines in the Loan Modification Programs.
     (3) Establishment of an easily accessible and reliable single point of contact for each Mortgagor so that the Mortgagor has access to an employee of the Servicer to obtain information throughout the Loss Mitigation, loan modification, and foreclosure processes.
     (4) A requirement that written communications with the Mortgagor identify such single point of contact along with one or more direct means of communication with the contact.
     (5) Measures to ensure that the single point of contact has access to current information and personnel (in-house or third-party) sufficient to timely, accurately, and adequately inform the borrower of the current status of the Loss Mitigation, loan modification, and foreclosure activities.
     (6) Measures to ensure that staff are trained specifically in handling mortgage delinquencies, Loss Mitigation, and loan modifications.
     (7) Procedures and controls to ensure that a final decision regarding a Mortgagor’s loan modification request (whether on a trial or permanent basis) is made and communicated to the borrower in writing, including the reason(s) why the Mortgagor did not qualify for the trial or permanent modification (including the net present value calculations utilized by the Servicer, if applicable) by the single point of contact within a reasonable period of time before any foreclosure sale occurs.
     (8) Procedures and controls to ensure that when the Mortgagor’s Mortgage Loan has been approved for modification on a trial or permanent basis that: (i) no foreclosure or further legal action predicate to foreclosure occurs, unless the

Mortgagor is deemed in default on the terms of the trial or permanent modification; and (ii) the single point of contact remains available to the Mortgagor and continues to be referenced on all written communications with the Mortgagor.
     (9) Policies and procedures to enable Mortgagors to make complaints regarding the Loss Mitigation or modification process, denial of modification requests, the foreclosure process, or foreclosure activities which prevent a borrower from pursuing Loss Mitigation or modification options, and a process for making Mortgagors aware of the complaint procedures.
     (10) Procedures for the prompt review, escalation, and resolution of Mortgagor complaints, including a process to communicate the results of the review to the Mortgagor on a timely basis.
     (11) Policies and procedures to ensure that payments are credited in a prompt and timely manner; that payments, including partial payments to the extent permissible under the terms of applicable legal instruments, are applied to scheduled principal, interest, and/or escrow before fees, and that any misapplication of Mortgagor funds is corrected in a prompt and timely manner.
     (12) Policies and procedures to ensure that timely information about Loss Mitigation options is sent to the Mortgagor in the event of a delinquency or default, including plain language notices about loan modification and the pendency of foreclosure proceedings.
     (13) Policies and procedures to ensure that foreclosure, Loss Mitigation, and loan modification documents provided to borrowers and third parties are appropriately maintained and tracked, and that borrowers generally will not be required to resubmit the same documented information that has already been provided, and that Mortgagors are notified promptly of the need for additional information.
     (14) Policies and procedures to consider loan modifications or other Loss Mitigation Activities with respect to junior lien loans owned by the Owner or Investor, and to factor the risks associated with such junior lien loans into loan loss reserving practices, where the Servicer services the associated first lien mortgage and becomes aware that such first lien mortgage is delinquent or has been modified.
     (d) Servicer shall provide Investors with month-end collection and delinquency reports identifying and describing the status of any Mortgage Loans that are Delinquent Mortgage Loans and Defaulted Mortgage Loans as and to the extent provided for in the Applicable Requirements, and from time to time as the need may arise, provide Investors with loan service reports relating to any information which Servicer is otherwise required to provide under a Servicing Agreement.
     (e) Servicer shall offer Loss Mitigation, loan modification and other foreclosure avoidance agreements and alternatives to Mortgagors, on Investor’s behalf in accordance with Loan Modification Programs.

     (f) Servicer shall assist in: (i) the foreclosure or other acquisition of the Mortgaged Property; (ii) the transfer of the Mortgaged Property to HUD or VA, the filing of all reimbursement claim forms and the collection of any applicable mortgage insurance and Servicer shall be entitled to receive a claims fee for such filing of reimbursement claims forms and collection of mortgage insurance as set forth in the Pricing Schedule; and (iii) pending completion of these steps, the protection of the Mortgaged Property from deterioration. Servicer will have title to such property acquired in the name designated by Investor. In case of a voluntary deed in lieu of foreclosure, and purchase by Servicer or Investor for its account, Servicer will protect the resulting REO Property (and shall be reimbursed as a Servicing Advance) while so owned to the extent required by the Applicable Requirements and this Agreement.
     (g) Servicer shall reasonably assist and cooperate with Owner in addressing any remedial actions which may be required by the Owner’s Regulator in connection with foreclosures of Mortgage Loans commenced or completed by the Prior Servicer; provided however that any such assistance shall be performed in the manner required by Owner’s Regulator and Servicer shall be reimbursed as a Pass-Through Expense at a rate of [*] per hour for providing such additional services.
     Section 2.6 Loan Modification Programs. Servicer shall implement each Loan Modification Program with respect to the Mortgage Loans subserviced under the Agreement to the extent a Mortgage Loan is eligible for a Loan Modification Program in accordance with the Approval Matrix. Servicer warrants that it is qualified to participate in each Loan Modification Program. Servicer has an NPV Tool approved and in place for Mortgage Loans owned by Fannie Mae. Servicer and Owner agree in good faith to validate and approve an NPV Tool for all Mortgage Loans other than Mortgage Loans owned by Fannie Mae as soon as reasonably practicable after the date of this Agreement. In addition, Servicer and Owner agree in good faith to validate and approve an automated model for determining whether Monthly Advances should be made or are likely to be Nonrecoverable Monthly Advances, as soon as reasonably practicable after the date of this Agreement. Notwithstanding the foregoing, Servicer shall not implement HAMP with respect to the Whole Loan Portfolio.
     Section 2.7 Legal Requirements. Promptly upon its receipt, Owner shall send notice (on its letterhead) to Servicer of any non published or informal Legal Requirements that it receives from any regulator, any government agency or instrumentality thereof together with a copy of such non published or informal Legal Requirement; provided, however, Owner shall only be obligated to send such notices to the extent Owner desires Servicer to follow such non published or informal Legal Requirement; provided further, Servicer shall not be obligated to follow any non published or informal Legal Requirements to extent it has not received notice from Owner of the same.

*	[Confidential treatment requested]

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 3.1 Servicer Representations, Warranties and Covenants.
     With respect to each Mortgage Loan, as of the related Servicing Transfer Date and as of each day thereafter during which such Mortgage Loan is serviced hereunder, the Servicer represents, warrants and covenants to the Owner as follows:
     (a) Due Organization and Authority. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power and authority to execute, deliver and perform this Agreement; the execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized and the Servicer has duly executed and delivered this Agreement; and this Agreement evidences the valid and binding agreement of the Servicer, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or general equitable principles.
     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Servicer.
     (c) No Conflicts. The execution, delivery and performance of this Agreement by the Servicer will not: (i) conflict with or result in a material breach of any of the terms, conditions or provisions of the Servicer’s organizational documents or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or (ii) result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, which violations would have a material adverse effect on the Servicer’s ability to perform its obligations hereunder.
     (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform in all material respects each and every covenant of the Servicer contained in this Agreement.
     (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the Servicer’s knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, is reasonably likely to result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.
     (f) No Consent Required. Except for any notices or approvals required by the Investors or Insurers, no material consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of this Agreement or the consummation of the transactions contemplated in the

Agreement, except those that have been obtained and, to the extent required, remain in full force and effect. Servicer shall use its commercially reasonable efforts to assist Owner in obtaining at the earliest practicable date all consents and approvals required to appoint Servicer as subservicer with respect to the Mortgage Loans.
     (g) Qualifications. Servicer is an approved servicer for Freddie Mac and Fannie Mae, an approved Ginnie Mae servicer in good standing and qualified by FHA and VA as a lender/mortgagee and servicer of FHA-insured Mortgage Loans and VA-guaranteed Mortgage Loans. In no event shall Servicer’s ratings fall below “RPS3” by Fitch, “Average” by Standard & Poors, or below the minimum ratings required by Freddie Mac during the term of this Agreement; provided however, that in the event of an industry-wide rating downgrade, a downgrade of Servicer shall not be deemed a breach of this covenant so long as the downgrade is not more severe than experienced by other subservicers in the industry.
     (h) Compliance. The Servicer has in full force and effect (without notice of possible suspension, revocation or impairment) all requisite licenses, permits, qualifications and approvals to perform its obligations hereunder in each jurisdiction in which any Mortgaged Property or REO Property is located and is in good standing in each such jurisdiction, except where the failure to possess any such license, permit, qualification or approval would not materially and adversely affect the ability of the Servicer to conduct its business as it is presently conducted or the enforceability of the related Mortgage Note or Mortgage.
     Section 3.2 Owner Representations, Warranties and Covenants.
     With respect to each Mortgage Loan, as of the related Servicing Transfer Date and as of each day thereafter during which such Mortgage Loan is serviced hereunder, the Owner represents, warrants and covenants to the Servicer as follows:
     (a) Due Organization and Authority. The Owner is validly existing as a national banking organization organized under the federal laws of the United States; the Owner has the full power and authority to execute, deliver and perform this Agreement; the execution, delivery and performance of this Agreement by the Owner and the consummation of the transactions contemplated hereby have been duly and validly authorized and the Owner has duly executed and delivered this Agreement; and this Agreement evidences the valid and binding agreement of the Owner, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or general equitable principles.
     (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Owner.
     (c) No Conflicts. The execution, delivery and performance of this Agreement by Owner will not: (i) conflict with or result in a material breach of any of the terms, conditions or provisions of the Owner’s organizational documents or any material agreement or instrument to which the Owner is now a party or by which it is bound, or (ii) result in the material violation of any law, rule, regulation, order, judgment or decree to which the Owner or its property is subject, which violations would have a material adverse effect on Owner’s ability to perform its obligations hereunder or impair the value of the Mortgage Loans.
     (d) Ability to Perform. The Owner does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of the Owner contained in this Agreement.
     (e) No Litigation Pending. There is no material action, suit, proceeding or investigation pending or, to the Owner’s knowledge, threatened against the Owner that, either in any one instance or in the aggregate, would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Owner contemplated herein, or which would be likely to impair materially the ability of the Owner to perform under the terms of this Agreement.
     (f) No Consent Required. Except for notices and consents that may be required by the Investors, Insurers and Rating Agencies, no material consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Owner of or compliance by the Owner with this Agreement. Owner shall use its commercially reasonable efforts to obtain at the earliest practicable date all consents and approvals required to appoint Servicer as subservicer of the Mortgage Loans. As of a Servicing Transfer Date, Owner shall have obtained all consents and approvals required under the Servicing Agreements, including from the Rating Agencies, Investors and Insurers to transfer the servicing of the Mortgage Loans to Servicer.
     (g) Compliance. The Owner has all requisite licenses, permits, qualifications and approvals to acquire and own the Mortgage Loans and to perform its obligations hereunder in each jurisdiction in which any Mortgaged Property is located, except where the failure to possess any such license, permit, qualification or approval would not materially and adversely affect the enforceability of the related Mortgage Note or Mortgage.
     (h) FDIC. Pursuant to Section 13(e)(1) of the Federal Deposit Insurance Act, this Agreement constitutes an agreement that shall be valid against the FDIC in the event the FDIC is appointed as conservator or receiver of Owner. This Agreement (i) is in writing, (ii) is executed by Owner and Servicer contemporaneously with the procurement of Servicer’s services, (iii) has been authorized to be executed by an officer of the Owner pursuant to the authority granted by the board of directors of Owner, which delegated authority is reflected in the minutes of said board, and (iv) is from the time of its execution, an official record of the Owner. The De-Boarding Fees established hereunder, if any, arise at the time such De-Boarding Fees are owed and not at the time this Agreement is executed.
     (i) Owner has provided, or made available, to Servicer all of the Servicing Agreements in its possession under which Servicer will be responsible for servicing hereunder. Other than (i) the Servicing Agreements in Owner’s possession and provided, or made available, to Servicer pursuant to the preceding sentence or (ii) the Servicing Agreements set forth on Schedule X which Owner did not provide, or make available to Servicer under which the Servicer will be responsible for servicing hereunder, there are no other Servicing Agreements under which Servicer will be responsible for servicing hereunder.

     Section 3.3 Owner’s Representations, Warranties and Covenants for Mortgage Loans.
     Subject to any disclosures provided by the Owner, with respect to each Mortgage Loan as of the related Servicing Transfer Date, the Owner represents, warrants and covenants to the Servicer as follows:
     (a) Ownership. As of the Servicing Transfer Date, the Owner is the sole owner and holder of the Whole Loan Portfolio and the sole owner and holder of the servicing rights related to each Mortgage Loan listed on the schedule of Mortgage Loans. The servicing responsibilities contracted for as of the Servicing Transfer Date have not been assigned or pledged, and the Owner has good and marketable interest therein, and has full right to transfer the servicing responsibilities to the Servicer free and clear of any encumbrance, equity, interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest, or agreement with, any other party (other than any notice or consent required by law, regulation or otherwise, to be delivered to the Investors and the Mortgagors) to assign the servicing responsibilities pursuant to this Agreement. Upon execution of this Agreement by the parties, no right, title, and interest in and to the ownership of the servicing rights arising from or in connection with the Mortgage Loans shall transfer to the Servicer. Notwithstanding the foregoing representations made in this subsection, certain of the Mortgage Loans, including the corresponding servicing rights, may be subject to a pledge or other security interest created by the Owner in connection with standard mortgage industry warehouse credit facility arrangements.
     (b) High Cost Loans. It is understood that it is not intended that any Mortgage Loan will be a High Cost Loan. If a loan is discovered to be a High Cost Loan the Servicer shall notify the Owner and Owner, with Servicer’s reasonable assistance, shall use its reasonable efforts to modify the Mortgage Loan such that it no longer qualifies as a High Cost Loan; provided however that if such Mortgage Loan is not capable of being modified Servicer will retain servicing of such Mortgage Loan, irrespective of the fact that it remains a High Cost Loan. The Servicer shall not have any affirmative obligation to determine whether a High Cost Loan satisfies the document disclosure or other requirements applicable to High Cost Loans.
     (c) Compliance; Enforceability. Except as previously disclosed to the Servicer in writing and subject to any exceptions that would not materially adversely affect the ability of Servicer to service the Mortgage Loans: (i) to Owner’s knowledge, each Mortgage Loan conforms in all material respects to the Legal Requirements; and (ii) to Owner’s knowledge, the Owner and each other originator or servicer, as applicable, have complied in all material respects with all Legal Requirements, the related Mortgage Note and Mortgage and any applicable Insurance Policy with respect to the processing, origination and servicing of each Mortgage Loan.
     (d) Servicing Files and Related Materials. Owner shall use commercially reasonable efforts to ensure the Servicing Files provided to the Servicer by or on behalf of the Owner and its agent, if applicable, shall contain all documents, instruments and information reasonably necessary to service the Mortgage Loans in accordance with the Applicable Requirements, which may include copies thereof.

     (e) Assistance and Cooperation of Owner. If any actions of the Owner or any applicable Owner Designee are necessary or appropriate in connection with the servicing and administration of any Mortgage Loan hereunder, following request by the Servicer the Owner shall use its commercially reasonable efforts to perform or cause such Owner Designee to perform such actions in a timely manner and to cooperate with and assist the Servicer in connection with such actions.
ARTICLE IV
SERVICING OF THE MORTGAGE LOANS
     Section 4.1 Standard and Scope of Service.
     (a) On and after each Servicing Transfer Date, the Servicer will perform its services in a timely, efficient, professional and workmanlike manner, using personnel who are familiar with the technology, processes, and procedures to be used to service the Mortgage Loans in accordance with this Agreement, the Applicable Requirements and the Approval Matrix; provided that in the event of any conflict between the Applicable Requirements and either this Agreement or the Approval Matrix, the Applicable Requirements shall control. The Servicer will maintain an adequate organization structure, managerial resources, and staffing to ensure compliance with this Agreement and the Applicable Requirements. The Servicer shall make all Servicing Advances as required pursuant to Section 4.19 and any other applicable provisions of this Agreement. The Servicer shall not be required to take any action with respect to a Mortgage Loan if it determines in good faith that the action is not permitted by the Legal Requirements, any related Servicing Agreement, any related Insurance Policy or the Mortgage Loan Documents; provided, however, that the Servicer shall be entitled to assume that the Mortgage Note and Mortgage may be enforced in accordance with their respective terms. All actions undertaken by Servicer under this Section 4.1 shall be in accordance with Applicable Requirements.
     (b) The Servicer shall service the Mortgage Loans on mutually agreed upon Co-branded Basis terms during the Term of this Agreement. In the event Owner determines that it desires for Servicer to service the Mortgage Loans on a Private Label Basis, Servicer agrees to service on a mutually agreed upon Private Label Basis terms subject to compliance with Applicable Requirements.
     Section 4.2 Authority of the Servicer; Delinquencies.
     (a) The Servicer shall have the full power and authority acting alone to do or cause to be done any and all things in connection with the servicing and administration of the Mortgage Loans subject to compliance with the Applicable Requirements, this Agreement and Owner’s commercially reasonable instructions or requests made in accordance with Applicable Requirements.
     (b) The Servicer is hereby authorized and empowered, subject to Applicable Requirements, to execute and deliver on behalf of the Owner, the Investors, or an Owner Designee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the

Mortgaged Properties. Upon the request of the Servicer, the Owner shall furnish the Servicer with a sufficient quantity of Limited Powers of Attorney and other documents necessary or appropriate, as reasonably specified by Servicer, to enable the Servicer to carry out its servicing and administrative duties under this Agreement.
     (c) The Servicer will conduct its activities hereunder in accordance with Applicable Requirements, with particular emphasis on curing any Delinquencies in a commercially reasonable manner, devoting such personnel and resources as is required to meet or exceed the Approval Matrix, including without limitation the pursuit of any remedy or recovery in a manner that has a reasonable likelihood of realizing a higher amount of net proceeds taking into consideration the costs and expenses of obtaining such realization, the probability or risks associated in obtaining such realization and the net present value of such amount based on the expected timing of such realization. The Servicer’s initial discussions with the Mortgagor will cover the cause of the Delinquency and the time frame in which the Mortgagor believes the Delinquency will be cured. The Servicer will, at its sole discretion, use notices, letters, telephone calls, face-to-face contact and other responsible collection techniques consistent with the Applicable Requirements to attempt to cure the Delinquency and will maintain collection records on all contacts with the Mortgagor. Subject to Applicable Requirements, the Servicer shall have the right, at its sole discretion and without the approval of the Owner, to:
     (i) determine the timing, manner and amount of contact the Servicer makes with the Mortgagors; and
     (ii) determine the timing of any notice of intent to foreclose, posting of an account for foreclosure, commencement of foreclosure proceedings or the filing of any documents in connection therewith; provided, however, that the Servicer shall follow Applicable Requirements, or if there are no Applicable Requirements, then Servicer shall follow the Fannie Mae Guidelines.
     (d) Consistent with the terms of this Agreement and Applicable Requirements, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner or the relevant Investor; provided, however, that the Servicer shall not permit any waiver or modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment thereof of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), extend the final maturity date with respect to such Mortgage Loan, waive any prepayment penalty (other than accordance with Section 4.21) or any other act that could reasonably be expected to affect materially and adversely the Owner’s or the relevant Investor’s interest in the Mortgage Note, Mortgage Loan, Mortgage, Mortgaged Property, Mortgage Loan Documents or Mortgage Servicing File related to a Mortgage Loan.
     (e) Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, if permitted under the Applicable Requirements and subject to approval pursuant to the Approval Matrix, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the stated principal balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “forbearance”).
     (f) The Servicer shall provide to the relevant Investor, if required, as soon as practicable and will use its commercially reasonable efforts to provide to the Investor at least two Business Days (or such fewer Business Days as remain prior to the applicable foreclosure date) notice of the Servicer’s intention to submit a bid for the purchase of a senior lien. The Servicer shall comply with the Investor’s instructions with regard to such bid, provided that the Investor responds prior to the end of such two Business Day notice period (or such shorter period, if applicable). In the event that the Investor does not respond within such period, then, subject to Applicable Requirements, the parties agree that the Investor does not consent to such action and the Servicer shall incur no liability for failure to submit a bid. Charge-off requirements shall be set forth in the Approval Matrix.
     (g) Subject to Applicable Requirements, the Servicer further is hereby authorized and empowered in its own name, when such Servicer, believes it is appropriate in its best judgment to cause the removal from the registration of any Mortgage Loan on MERS, to execute and deliver, on behalf of the Investors, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the relevant Investor and its successors and assigns. Servicer shall comply with the Applicable Requirements (including the MERSCORP membership rules, terms, and conditions) and the Approval Matrix relating to MERS in all of its MERS activities. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Owner as a Pass-Through Expense. In no event is Servicer authorized to register a Mortgage Loan that has not previously been registered on MERS, except with the prior approval of Owner. Servicer shall develop a written plan to provide for effective processes with respect to MERS activities (the “MERS Plan”), which MERS Plan will be presented in draft form to Owner no later than the date which occurs 45 days after the date of this Agreement, with a final MERS Plan to be adopted by Servicer no later than the date which occurs 60 days after the date of this Agreement; provided however, Servicer may amend or revise the adopted final plan, as necessary or appropriate consistent with Applicable Requirements. The MERS Plan shall provide that Servicer shall achieve compliance with the MERS Plan no later than December 31, 2011 (or such later date as may be agreed upon by the Owner Regulator for the Prior Servicer to achieve compliance with a plan that addresses the same subject matter), and the failure of Servicer to comply with the MERS Plan once implemented shall be deemed to be a breach of this Agreement. The MERS Plan shall provide for the following:
          (1) Processes to ensure that all mortgage assignments and endorsements with respect to Mortgage Loans out of MERS’ name are executed only by a certifying officer authorized by MERS and approved by the Servicer.

          (2) Processes to ensure that all other actions that may be taken by MERS certifying officers (with respect to the Mortgage Loans) are executed by a certifying officer authorized by MERS and approved by the Servicer.
          (3) Processes to ensure that the Servicer maintains up-to-date corporate resolutions from MERS for all Servicer employees and third-parties who are certifying officers authorized by MERS, and up-to-date lists of MERS certifying officers.
          (4) Processes to ensure compliance with all MERS Requirements and with the requirements of the MERS Corporate Resolution Management System (“CRMS”).
          (5) Processes to ensure the accuracy and reliability of data reported to MERSCORP and MERS, including monthly system-to-system reconciliations for all MERS mandatory reporting fields, and daily capture of all rejects/warnings reports associated with registrations, transfers, and status updates on open-item aging reports. Unresolved items must be maintained on open-item aging reports and tracked until resolution.
          (6) An appropriate MERS quality assurance workplan, which clearly describes all tests, test frequency, sampling methods, responsible parties, and the expected process for open-item follow-up, and includes an annual independent test of the control structure of the system-to-system reconciliation process, the reject/warning error correction process, and adherence to the Servicer’s policies and procedures with respect to MERS.
          (7) Servicer shall include MERS and MERSCORP in its Vendor management process, which shall include a detailed analysis of potential vulnerabilities, including information security, business continuity, and Vendor viability assessments.
     (h) Subject to Applicable Requirements, the Servicer shall not consent to the placement of any lien on the Mortgaged Property or any REO Property that would impair the Investor’s lien position by more than 1% (or if a lesser percentage is provided for under the Applicable Requirements, then the lesser percentage), without notifying and obtaining the written consent of the Investor.
     (i) Schedule I (Approval Matrix) hereto provides SLAs and a specific description of the actions which may be taken by the Servicer under the terms of this Agreement and the corresponding Owner and Investor approval required for such actions.
     (j) Notwithstanding anything contained in this Section 4.2 to the contrary, the Servicer shall apply the appropriate loss mitigation treatment as identified in and in compliance with Approval Matrix. Such treatments include, but are not limited to, the Loan Modification Programs. With respect to Mortgage Loans modified under a Loan Modification Program, in the event of any conflict among the Loan Modification Program, Schedule I, and/or the Fannie Mae Guidelines, the Loan Modification Program will govern the subservicing, and to the extent not in conflict with the Loan Modification Program, Schedule I will govern the subservicing.

     Section 4.3 Collection of Mortgage Loan Payments.
     Continuously from each Servicing Transfer Date, in accordance with the Applicable Requirements and this Agreement, the Servicer shall diligently collect all payments due under each of the related Mortgage Loans and ascertain and estimate Escrow Payments with respect to escrowed Mortgage Loans and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property such that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.
     Section 4.4 Notification of Adjustments.
     With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the Applicable Requirements. The Servicer shall execute and deliver any and all necessary notices required to be sent to Mortgagors under the Applicable Requirements regarding the Mortgage Interest Rate and Monthly Payment adjustments. Upon the discovery by the Servicer or Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall promptly deposit in the related Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.
     Section 4.5 Duties the Servicer May Delegate.
     (a) Subject to the Applicable Requirements and the limitations set forth in this Section 4.5 and Section 4.17(k), in the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder (including, without limitation, duties relating to the tracking of tax payments, tracking insurance, collections activities and Loss Mitigation activities, to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with the servicing standards set forth in Section 4.1 and pursuant to the terms of this Section 4.5 (each such Person, a “Vendor”); provided however, an individual REO listing agent managed by Servicer or a Vendor is not a Vendor for purposes of this Agreement; provided further, however, that no Vendor shall be responsible for the overall servicing duties of the Servicer hereunder, but may perform one or more discrete servicing functions identified in Item 1122(d) of Regulation AB under the direction or authority of the Servicer. Set forth on Schedule VI is a list of all Vendors Servicer intends to utilize with respect to the Mortgage Loans as of the date of this Agreement. Upon entering into arrangements with any Vendors other than those specified on Schedule VI to provide services with respect to the Mortgage Loans, Servicer will provide notice to Owner. Owner shall have the right to consent to any new Vendor, which consent shall not be unreasonably withheld. Notwithstanding anything contained in this Agreement to the contrary, the Servicer may, without the consent of the Owner, retain reasonable and necessary Vendors to perform certain non-customer facing servicing and loan administration functions that do not involve verbal interactions with Mortgagors; provided that such Vendors shall conduct such duties in accordance with the Accepted Servicing Practices and further provided that in no event shall the Servicer delegate any Loss Mitigation, collection, foreclosure, REO asset management, accounting, or cash management functions to any Vendor without the consent of Owner. The Servicer shall not engage any Subservicer without the prior written consent of the Owner, which consent may be withheld in the sole discretion of the Owner.

     (b) Servicer shall develop a written plan to provide appropriate processes and procedures with respect to Vendors (the “Vendor Plan”), which Vendor Plan will be presented in draft form to Owner no later than the date which occurs 45 days after the date of this Agreement, with a final Vendor Plan to be adopted by Servicer no later than the date which occurs 60 days after the date of this Agreement; provided however, Servicer may amend or revise the adopted final plan, as necessary or appropriate consistent with Applicable Requirements. The Vendor Plan shall provide that Servicer shall achieve compliance with the Vendor Plan no later than December 31, 2011 (or such later date as may be agreed upon by the Owner Regulator for the Prior Servicer to achieve compliance with a plan that addresses the same subject matter), and the failure of Servicer to comply with the Vendor Plan once implemented shall be deemed to be a breach of this Agreement. The Vendor Plan shall provide for the following:
          (1) Processes to perform due diligence on any proposed and current Vendors performing services under the Agreement, which diligence shall evaluate the Vendor’s qualifications, expertise, capacity, reputation, complaints, information security, document custody practices, business continuity, and financial viability, to ensure adequacy of Vendor staffing levels, training, work quality, and workload balance. Upon request, the Servicer will provide the results of such due diligence to Owner. In the event Servicer’s due diligence reveals material deficiencies, Servicer will require such Vendors to promptly remedy any material deficiencies and take whatever actions may be necessary or appropriate to ensure Vendors correct such deficiencies or otherwise cease to utilize such Vendors.
          (2) Appropriate oversight to ensure each Vendor complies with all Applicable Requirements and the Approval Matrix, to the extent applicable to the services being performed by any Vendors and any contracts entered into with Vendors shall contain appropriate measures to provide for such oversight. Such contracts shall include provisions requiring Vendor adherence to Applicable Requirements and applicable provisions in the Approval Matrix, enforcement provisions in the event the Vendor fails to comply, and processes to ensure timely action with respect to Vendor performance failures.
          (3) Periodic reviews of Vendor work products for timeliness, competence, completeness, and compliance with all Applicable Requirements and applicable provisions in the Approval Matrix, as well as any complaints received from Mortgagors about the services being provided by a Vendor.
          (4) Processes to ensure that all original records transferred from the Servicer to Vendors (including the originals of promissory notes and mortgage documents) remain within the custody and control of the Vendor (unless filed with the appropriate court or the Mortgage Loan is otherwise transferred to another party), and are returned to the Servicer or designated custodians at the conclusion of the performed service, along with all other documents necessary for the Servicer’s files, and that the Servicer retains imaged copies of significant documents sent to Vendors.
          (5) Processes to ensure the accuracy of all documents filed or otherwise utilized on behalf of the Servicers or the Investors in any judicial or non-judicial foreclosure proceeding, related bankruptcy proceeding, or in other foreclosure-related litigation, including, but not limited to, documentation sufficient to establish ownership of the promissory note and/or right to foreclose at the time the foreclosure action is commenced.
          (6) Processes for periodic reviews of the fee structures for Vendors to ensure that the method of compensation considers the accuracy, completeness, and legal compliance of foreclosure filings and is not based solely on increased foreclosure volume and/or meeting processing timelines.
          (7) A certification process for law firms (and recertification of existing law firm Vendors) that provide residential mortgage foreclosure and bankruptcy services for the Servicer, on a periodic basis, as qualified to serve as Vendors to the Servicer including that attorneys are licensed to practice in the relevant jurisdiction and have the experience and competence necessary to perform the services requested.
     (c) The Servicer shall use reasonable efforts to ensure that each such Vendor retained to provide any of the delegated services is fully licensed and holds all required governmental licenses, franchises, certificates, qualifications and permits necessary to provide, and that such Vendor is reputable and capable of providing, the services for which such Vendor is retained. Any such Vendor shall be retained solely for the Servicer’s account and any servicing fees and compensation payable to the Vendor shall be at the sole expense of the Servicer; provided however, that Servicer shall be entitled to reimbursement for such expenses if the expense is otherwise eligible to be reimbursed as a Servicing Advance, Pass-Through Expense or pursuant to Section 4.17(l). A subservicer approved in writing by the Owner shall be reimbursed for Servicing Advances in accordance with the terms of the Agreement. The Servicer shall remain liable to the Owner, its successors and assigns for the performance of the Servicer’s duties and obligations under this Agreement, notwithstanding the delegation of any servicing function pursuant to this Section 4.5.
     (d) The Servicer shall indemnify and hold the Owner, the Investors, and Owner Designee harmless from any and all claims, losses, expenses, costs, fees (including but not limited to attorney fees) and damages arising out of or relating to the delegation of any of its duties hereunder except where delegation by the Servicer was at the request of the Owner, Investor, or Owner Designee; provided, however, that this provision shall not protect the Servicer against any liability which would be imposed on the Servicer or any its directors, officers, agents or employees by reason of the Servicer’s willful misconduct, bad faith, negligence or reckless disregard of its obligations hereunder in following such instructions.
     (e) Notwithstanding the provisions of any agreement or arrangement between the Servicer and a Vendor, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Vendor or reference to actions taken through a Vendor or otherwise, the Servicer shall remain primarily obligated and liable to the Owner for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Vendor agreements or arrangements or by virtue of indemnification from the Vendor and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. All actions of each Vendor performed pursuant to the related

Vendor agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.
     Section 4.6 Servicing Files.
     (a) Each Servicing File maintained by the Servicer for each Mortgage Loan shall be clearly identified and marked to reflect the Owner’s ownership of the servicing rights and each Investor’s ownership of the related Mortgage Loan, shall be kept in accordance with the Applicable Requirements, and shall contain the following items, to the extent received by the Servicer from the prior servicer, Owner, or its agent or photocopies of each:
     (i) a copy of the Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of “[Investor’s Name], without recourse”; or in blank and signed in the name of the previous endorsee by an authorized officer;
     (ii) a copy of the Mortgage, with evidence of recording thereon;
     (iii) a copy of all assumption, modification, consolidation or extension agreements, and if recorded, with evidence of recording thereof;
     (iv) evidence (which may be a certificate of insurance) of all insurance required by such Mortgage;
     (v) a copy of the Title Insurance Policy or alternative title product, or, if not yet issued, evidence of the title commitment;
     (vi) a copy of all intervening Assignments of Mortgage with evidence of recording thereof;
     (vii) a copy of all internal worksheets/calculations, and exception approval forms; and
     (viii) any other material documents (or copies thereof, as applicable).
     (b) Notwithstanding any provision herein to the contrary, blanket insurance policies may be kept by the Servicer in a separate blanket file and need not be included in each Servicing File.
     (c) Each Servicing File shall also contain the following documents or photocopies thereof, to the extent received by the Servicer from the Owner or its agent, or prior servicer in connection with the Servicer’s duties under this Agreement:
     (i) the Valuation made at the time the Mortgage Loan was originated;
     (ii) the settlement statement for the purchase and financing or refinancing of the Mortgaged Property under the Mortgage Note and Mortgage;
     (iii) copies or originals of any tax service contract;

     (iv) documentation of all modifications to the original Mortgage Loan Documents;
     (v) documentation, including appropriate approval by the Investor, relating to any releases of any collateral supporting the Mortgage Loan;
     (vi) foreclosure correspondence and legal notifications, if applicable;
     (vii) the loan application, any credit reports, verification of employment, verification of any deposit, and tax returns;
     (viii) the originals or copies of all RESPA and Truth in Lending Act disclosure statements executed by the Mortgagor; and
     (ix) all other Mortgage Loan Documents which are customarily maintained in a Mortgage Loan file in order to properly service a Mortgage Loan.
     (d) Upon discovery by the Servicer or the Owner or upon the request of the Owner, the Servicer will promptly deliver to the Custodian any original Mortgage Loan Document listed in Section 4.6(a) that comes into the Servicer’s possession and shall retain a copy of any such Mortgage Loan Document in its Servicing File. Notwithstanding the foregoing, with respect to any document listed in clause (a)(iii) above, within sixty (60) days of the execution of any such assumption, modification, consolidation or extension agreement, Servicer shall provide the original counterpart(s) thereof to the Custodian.
     Section 4.7 Microfilmed Records.
     The Servicer, at its expense, may duplicate or image the Servicing Files on microfilm, microfiche, magnetic or electronic media, but may not destroy hard copies of the documents required to be maintained in Servicing Files without the Owner’s prior consent; provided, however, if Servicer is under no obligation under the Applicable Requirements to maintain the original contents of the Servicing Files in hard format, and the Owner does not consent to the destruction of such hard copies, the cost and responsibility of storing such hard copies shall be the cost and responsibility of Owner.
     Section 4.8 Enforcement of Due-On-Sale Clause; Assumption.
     (a) Subject to Owner Obligations, upon the transfer of title to the Mortgaged Property, the Servicer, upon the earlier of notice or discovery, shall enforce the due-on-sale clause contained in any Mortgage Loan, unless (i) the Servicer determines that the enforcement would not be permitted by the Applicable Requirements; provided, however, that the Servicer shall be entitled to assume that the Mortgage Note and Mortgage may be enforced in accordance with their respective terms, (ii) a Mortgage Note assumption rider relates to the Mortgage Loan, or (iii) the applicable Insurer advises that the enforcement of the due-on-sale clause will jeopardize the Private Mortgage Insurance coverage, if any, on such Mortgage Loan. Notwithstanding the foregoing, the Servicer may, in its reasonable discretion, provide the Mortgagor notice of the Mortgagor’s breach of the due-on-sale clause and allow the Mortgagor to cure the breach within thirty (30) days of receipt of such notice. In all circumstances of unapproved transfer initiated by the Mortgagor, the Servicer shall notify the Owner and the relevant Investor, if required (which notice may be pursuant to the reports to the Owner and Investors required by this Agreement) and the Private Mortgage Insurer, if any, of such transfer and obtain written approval from the Private Mortgage Insurer before initiating enforcement proceedings.
     (b) Notwithstanding the preceding paragraph, the Servicer may also in its discretion waive the due-on-sale clause on any Mortgage Loan and permit the assumption of such Mortgage Loan, if the relevant Investor has approved of the assumption in advance, or if the assumption is required by the Applicable Requirements without the Investor’s approval. Upon such approval and the execution by the new Mortgagor of an assumption agreement obligating the new Mortgagor to all of the terms of the related Mortgage Note and Mortgage, the Servicer may approve such assumption in accordance with the Investor’s approval or the Applicable Requirements, as applicable. Subsequent to the assumption, the new mortgagor shall be deemed to be Mortgagor under this Agreement. The Servicer shall notify the Owner and the relevant Investor, if required pursuant to Applicable Requirements of the completion of any approved assumption by the tenth (10th) day of the month following the month of completion. The Servicer shall provide to the Owner or the Custodian the original assumption agreement.
     (c) Subject to the Applicable Requirements, the Servicer may charge the related Mortgagor a reasonable and customary assumption fee and retain such fee as Ancillary Income.
     Section 4.9 Insurance.
     (a) Subject to reimbursement as a Servicing Advance under the terms of this Agreement, and subject to the Applicable Requirements, the Servicer shall cause each Mortgaged Property and REO Property to be covered at all times by Hazard Insurance in an amount required under the Fannie Mae Guidelines. It is further understood and agreed that such Hazard Insurance policy may contain a deductible clause (in a reasonable amount consistent with Applicable Requirements). All Hazard Insurance Policies shall be underwritten by an Insurer that has a current rating that is acceptable under Fannie Mae Guidelines. Subject to reimbursement under the terms of this Agreement, and subject to the Applicable Requirements, the Servicer shall ensure that Flood Insurance is maintained on each Mortgaged Property and REO Property located in an area that is identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards. The Flood Insurance Policy shall be in an amount representing coverage equal to the lesser of: (i) the unpaid principal balance of the Mortgage Loan, or (ii) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973 for the property improvements (and not for the contents of the property) or as otherwise may be required under the Applicable Requirements. All Flood Insurance Policies shall be underwritten by a federal government agency or by an Insurer that satisfies Fannie Mae Guidelines regarding the rating of the Insurer or the guarantee of the Insurer’s policies by the National Flood Insurance Program. Additionally, if a Mortgaged Property or REO Property that is not identified by the Federal Emergency Management Agency as having special flood hazards becomes so identified in the Federal Register, within a reasonable period of time after such identification, the Servicer shall arrange for Flood Insurance to be obtained on the Mortgaged Property or REO Property in accordance with this Section 4.9. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the

Servicer and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount of or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable under the Fannie Mae Guidelines and are licensed to do business in the state wherein the Mortgaged Property is located.
     (b) Servicer shall maintain in full force and effect at all times FHA mortgage insurance, or Private Mortgage Insurance, as required under the Applicable Requirements, in accordance with the type of Mortgage Loan, and assume responsibility for the payment of the premium thereon for each Mortgage Loan, subject to reimbursement as a Servicing Advance.
     (c) In the event that the Servicer shall obtain and maintain, at its own expense, a blanket policy issued by an insurer that is acceptable under the Applicable Requirements and the Fannie Mae Guidelines (a “Qualified Insurer”) insuring against fire and hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant Section 4.9(a) and otherwise complies with all other requirements of Section 4.9(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.9(a). It is further understood and agreed that such policy may contain a deductible clause (in a reasonable amount consistent with industry practices), in which case the Servicer shall, in the event that there shall not have been maintained on the related escrowed Mortgaged Property or REO Property a policy complying with Section 4.9(a), and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated, or materially modified without thirty (30) days’ prior written notice to the Owner.
     (d) The Servicer shall prepare and present on behalf of the Investors all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be reasonably necessary to realize recovery under the Insurance Policies and Servicer shall be entitled to a fee for such claims as set forth in the Pricing Schedule. Any proceeds disbursed to the Servicer in respect of such Insurance Policies (other than amounts applied to the restoration and repair of the related Mortgaged Property or to be released to the related Mortgagor in accordance with the Servicer’s normal servicing procedures) shall be promptly deposited in the applicable Custodial Account or the applicable Escrow Account, as appropriate within two (2) Business Days of receipt.
     (e) In accordance with, and subject to the limitations of Section 4.5, Servicer may engage one or more insurance claim adjustors for the purpose of negotiating, settling, compromising, enforcing and otherwise managing insurance claims related to the Mortgaged Property and REO Property. Servicer shall be reimbursed as a Pass-Through Expense for cost and expenses of such insurance claim adjustors.

     Section 4.10 Insurance Notices.
     The Owner shall arrange, or shall cause the Prior Servicer to arrange for all insurance drafts, notices, policies, invoices, and similar documents to be delivered directly to the Servicer, to the extent permitted under the Insurance Policies and Applicable Requirements.
     Section 4.11 Tax and Flood Contracts.
     The Owner shall deliver, or cause the Prior Servicer to deliver, to Servicer within ten (10) days of the Servicing Transfer Date, all assignable flood contracts (“Flood Contracts”) and information with respect to each Mortgage Loan. Owner represents to Servicer that (i) as of the date of this Agreement, all tax contracts (“Tax Contracts”) with respect to the Mortgage Loans are for “life of service,” except that if the Prior Servicer elects to pay an upgrade fee to its vendor, such contracts may be converted to “fully transferable TMS contracts” and (ii) unless the Prior Servicer pays its vendor to convert the existing Tax Contracts to “fully transferable TMS contracts,” no Tax Contracts are assignable. If any assignable Flood Contracts and information are not provided by the Owner or the Prior Servicer within ten (10) days after the Servicing Transfer Date, then Servicer shall purchase a life of service Flood Contract for each assignable Flood Contract not delivered to Servicer at the Owner’s cost. For all Tax Contracts and any non-assignable Flood Contracts, Servicer will purchase a life of service Tax Contract and/or Flood Contract within fifteen (15) days of the Servicing Transfer Date at the Servicer’s cost (which cost is not reimbursable by Owner) Notwithstanding the foregoing, the Servicer shall have no obligation to obtain Tax Contracts with respect to second lien Mortgage Loans.
     Section 4.12 Tax and Insurance Accounts; Tax Service.
     (a) All Escrow Accounts shall be established and maintained in accordance with the Applicable Requirements for those Mortgage Loans that provide for or otherwise require Escrow Payments. The Servicer shall reflect in the Tax and Insurance Account the Escrow Funds collected from the Mortgagor and deposited into the applicable Escrow Account for the payment of real estate taxes, ground rents, Private Mortgage Insurance, Hazard Insurance and, if applicable, Flood Insurance premiums, assessments and other charges. If Escrow Funds are being collected when the Owner transfers servicing of the Mortgage Loan to the Servicer, the Servicer must establish a Escrow Account (either a separate account or a sub account) for such Mortgage Loan and continue to collect 1/12 of the yearly charge for escrow with each Monthly Payment. If a Mortgagor’s Escrow Funds are insufficient to pay taxes, insurance premiums or other escrowed items, the Servicer shall timely advance to the Escrow Account from its own funds an amount sufficient to cover the shortage and reflect such advance in the Mortgagor’s Tax and Insurance Account. Whenever possible, these T & I Advances shall be recovered from the Mortgagor’s subsequent monthly Escrow Payments, Insurance Proceeds, Liquidation Proceeds from the Owner, pursuant to Section 6.5(a), or as a Servicing Advance pursuant to Section 6.3(a). Insurance premiums that are not escrow items but that are collected and disbursed for payment, such as life, major medical, disability or other assessments not required as part of the Mortgagor’s monthly installments, should not be reflected in the Mortgagor’s Tax and Insurance Reserve. The Servicer shall comply with all Applicable Requirements in connection with escrow items, the analysis of the Mortgagor’s Escrow Account and any reports to the Mortgagor related thereto. Without limiting the foregoing, the Servicer shall comply with all requirements concerning the handling of escrow accounts contained in the federal Real Estate Settlement Procedures Act of 1974, as amended, and all regulations promulgated thereunder.

     (b) For any First Lien Mortgage Loan that is a non-escrowed loan, Servicer shall be responsible for monitoring whether payments for real estate taxes and assessments are made by the Mortgagor at the time they first become due. Upon notification that such payments are delinquent, Servicer shall begin the appropriate notification and letter cycle and upon its completion, in the event that any real estate taxes or assessments in connection with a Mortgage Loan are or become delinquent, then the Servicer shall effect payment thereof as appropriate and prior to the related tax sale foreclosure date, and any such payment shall be reimbursable as a Servicing Advance under the terms of this Agreement. The Servicer shall pay, on behalf of the related Mortgagor, any penalties, fines, similar charges or interest resulting from such delinquency, and shall be entitled to reimbursement for any such penalties, fines, similar charges or interest that it may incur as Servicing Advances under the terms of this Agreement. Additionally, in the event that any Mortgagor fails to provide Servicer with reasonable proof of hazard insurance in connection with a Mortgage Loan, the Servicer shall promptly provide such insurance coverage until such time as the Mortgagor submits reasonable proof of Mortgagor’s own coverage. Any such payment of hazard insurance by Servicer shall be reimbursable as a Servicing Advance under the terms of this Agreement.
     (c) For any Mortgage Loan with an established escrow account, Servicer shall pay items due to third parties payable out of such escrow accounts before any penalty date if the amount therefore is available to Servicer or as a Servicing Advance. When applicable, Servicer will pay taxes to take advantage of any discount from the taxing jurisdiction, if Servicer has been informed of a discount by the taxing jurisdiction. In the event that any real estate taxes or assessments in connection with a Mortgage Loan are or become delinquent, then the Servicer shall effect payment thereof as soon as reasonably possible and any such payment shall be reimbursable as a Servicing Advance under the terms of this Agreement. The Servicer shall pay, on behalf of the related Mortgagor, any penalties, fines, or other charges or interest resulting from such delinquency and shall be entitled to reimbursement from the Owner as Pass-Through Expenses, for any such expenses that it may incur, so long as such delinquency was within thirty (30) days after the Servicing Transfer Date. Any such fines, penalties, or other charges or interest incurred pursuant to this subsection after thirty (30) days following the Servicing Transfer Date shall be the responsibility of the Servicer.
     (d) In the event that a Mortgaged Property has outstanding tax delinquencies prior to the Servicing Transfer Date that were not reported by either a prior servicer or a prior tax service to the Servicer, the Servicer shall not be liable for a Mortgaged Property lost to a tax sale for a delinquency occurring prior to the Servicing Transfer Date; provided, however, that the Servicer shall provide prompt notice to Owner upon discovery of any such delinquency and shall take all reasonable actions required to cure such tax delinquency in accordance with Applicable Requirements and/or the reasonable instructions of the Owner and relevant Investor. If the Servicer obtains prior year delinquency information from a prior servicer and/or owner, the Servicer may find it necessary to perform a prior delinquency search in order to adequately service such loan. Subject to notice and prior approval by the Owner, the cost of such search shall be reimbursed by the Owner to the Servicer as a Pass-Through Expense.

     Section 4.13 Superior Liens.
     (a) With respect to each Mortgage Loan secured by a junior lien on the related Mortgaged Property that is not registered with MERS®, the Servicer shall, upon the Owner’s or an Investor’s request, for the protection of the Owner’s and Investor’s interest, file (or cause to be filed) of record a request for notice of any action by a superior lien holder in cases in which (i) applicable state law does not require that a junior lien holder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lien holder’s equity of redemption, and (ii) local law provides for such a notice to junior lien holders. The Servicer shall, upon the Owner’s or an Investor’s request, also notify any superior lien holder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lien holder. Costs and expenses of Servicer, if any, in performing the foregoing shall be paid by the Servicer and reimbursed by the Owner as Pass-Through Expenses in accordance with this Agreement.
     (b) If the Servicer is notified that any superior lien holder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take such actions as are consistent with Applicable Requirements to protect the interests of the Owner, the Investors, and/or to preserve the security of the related Mortgage Loan. Subject to Applicable Requirements and the Owner’s prior approval, the Servicer may make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien, if the Servicer determines that such Servicing Advance would satisfy the standard set forth in Section 4.2(c) hereof and would ultimately be recoverable in full from the net proceeds likely to be realized from such Mortgage Loan, including the related Mortgaged Property. The Servicer shall thereafter take such action as Servicer determines is commercially reasonable to recover any such Servicing Advance or as otherwise provided pursuant to this Agreement.
     Section 4.14 Litigation.
     (a) Subject to Section 2.4(a) and Section 8.1(d) of this Agreement, and Applicable Requirements and the parameters set forth in the Approval Matrix, Servicer shall be responsible for management and administration of all threatened and pending loan level litigation, arbitration or other proceeding before any governmental body, or any investigation or administrative enforcement action by any governmental body (“Litigation”) relating to the Mortgage Loans, including, but not limited to, Litigation related to foreclosure, eviction, tax sales, forfeiture actions, condemnation/eminent domain proceedings, quiet title actions and bankruptcy filings. Servicer shall provide Owner, as well as the applicable Investor if required, prompt notice upon discovery of any Litigation. Servicer will provide Owner, as well as the applicable Investor if required, notice of any threatened or pending claim that is likely to result in Litigation only if required pursuant to the Approval Matrix. If the Mortgagor, a creditor, or a bankruptcy trustee proposes to reduce the unpaid principal balance of the Mortgage Note, reduce the Mortgage Interest Rate, or otherwise modify a Mortgagor’s obligations under a Mortgage Loan involved in Litigation, the Servicer shall use reasonable efforts to challenge any such modification on a timely basis if a commercially reasonable and valid legal basis exists for such challenge, unless the Investor agrees to such reduction. Subject to Applicable Requirements, Servicer shall be responsible for implementing legal holds (“Legal Holds”), as necessary, with respect to Litigation and threatened Litigation managed by Servicer. Servicer shall also cooperate with

Owner, at Owner’s request, in implementing Legal Holds with respect to Litigation and threatened Litigation managed by Owner.
     (b) Subject to Applicable Requirements, (i) Servicer shall reasonably assist the Owner or applicable Investor in its response to subpoenas and other requests for information seeking disclosure of information relating to Mortgage Loans; and (ii) Servicer shall respond, on behalf of the Owner or applicable Investor, to letters purporting to be qualified written requests under the Applicable Requirements.
     (c) The associated costs of protecting the Investor’s interest in Litigation or threatened Litigation shall be paid as Servicing Advances in accordance with this Agreement (unless such costs are subject to Servicer’s indemnification obligation in Section 8.2). Servicer shall not, without the prior written consent of Owner, settle or compromise any claim or any such Litigation against Owner or any of its Affiliates arising out of or relating to any such Litigation, other than any such settlement involving solely the payment of money damages not to exceed [*] in any one (1) instance up to an aggregate of [*] for all such settlements, during any calendar quarter. Servicer must obtain the prior written consent of Owner for any settlements that cause this quarterly aggregate number to be exceeded.
     (d) Subject to each party’s indemnification obligation in Section 8.1 and Section 8.2, as applicable, and further subject to Section 2.4(a) and Section 8.1(d), each party shall be responsible for management and administration of its defense of any class action Litigation in which such party or any of its Affiliates is a defendant. Servicer shall cooperate in obtaining or making available information or documents respecting Mortgage Loans involved in all Litigation, including class action Litigation, as may be reasonably requested or required by Owner or its counsel. Owner shall reimburse Servicer for any out-of-pocket costs that Servicer incurs in connection with any assistance provided to Servicer for such class action Litigation as a Pass-Through Expense (unless such costs are subject to Servicer’s indemnification obligation in Section 8.2).
     Section 4.15 Foreclosure Procedures.
     (a) The Servicer shall, consistent with Applicable Requirements, attempt to realize upon Defaulted Loans in a manner reasonably intended to maximize the net present value of principal and interest payable to the Investor, taking into account, among other things, the timing of foreclosure proceedings. In the event that any payment(s) due under any Mortgage Loan remains delinquent and as to which no satisfactory arrangement can be made for collection of delinquent payments pursuant to Loss Mitigation, and Servicer determines that such payment(s) are unlikely to be collected from the Mortgagor, the Servicer may, if it deems it advisable, order one or more Valuations (in the form required under Applicable Requirements) or property inspections with respect to the related Mortgaged Property, and may commence foreclosure proceedings in accordance with Applicable Requirements and the Approval Matrix. Subject to Applicable Requirements, Servicer shall provide notice upon discovery that Owner holds a junior lien position on Mortgaged Property in which the Servicer is contemplating commencing foreclosure proceedings. The decision of the Servicer to foreclose on a Defaulted Mortgage Loan shall be subject to a determination by the Servicer in accordance with Applicable

*	[Confidential Treatment Requested]

Requirements that the proceeds would exceed the costs and expenses of bringing such a proceeding. Subject to Applicable Requirements, the proceeds will be applied first to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees. The Servicer shall from its own funds, subject to reimbursement pursuant to Section 6.3 and Section 4.19(a) make all necessary and proper Servicing Advances; provided, however, that the Servicer shall have no obligation to advance any amount that the Servicer determines is likely to be a Nonrecoverable Servicing Advance.
     (b) The Servicer shall initiate, carry out, complete or perform any foreclosure proceeding in the name of the Owner, Investor, or Owner Designee per Applicable Requirements.
     (c) In connection with a foreclosure or other conversion, the Servicer shall exercise such rights and powers vested in it hereunder and use the same degree of care and skill in its exercise as prudent mortgage servicers would exercise or use under the circumstances in the conduct of their own affairs and consistent with Applicable Requirements with respect to mortgage loans in foreclosure or similar proceedings. In the event that foreclosure results in a deficiency and Legal Requirements permit and consistent with Owner Obligations, the Servicer shall continue to perform collection services in accordance with a mutually agreed upon receivable collection agreement to be negotiated with the Owner.
     (d) Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has notice or knowledge that a Mortgaged Property has a Negative Environmental Condition or is otherwise contaminated by hazardous or toxic substances or wastes, or if the Owner or Investor otherwise requests, an environmental inspection or review of such Mortgage Property conducted by a qualified inspector shall be arranged for by the Servicer. Upon completion of the inspection, the Servicer shall promptly provide the Owner and Investor with a written report of environmental inspection. All costs incurred by the Servicer pursuant to this paragraph shall constitute Servicing Advances.
     (e) In the event the environmental inspection report indicates that the Mortgaged Property has a Negative Environmental Condition or is otherwise contaminated by hazardous or toxic substances or wastes, the Servicer (i) shall promptly notify the Owner and the Investor, if required, and (ii) shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances made by the Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property based on an Valuation obtained by the Servicer at such time. If, however, the aggregate of such clean up and foreclosure costs and Servicing Advances is less than the estimated value of the Mortgaged Property, then the Servicer shall, in its reasonable judgment and in accordance with Applicable Requirements, proceed with foreclosure or acceptance of a deed in lieu of foreclosure and the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable. In the event the Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, the Servicer shall be reimbursed for all Servicing Advances and the Servicer shall have no further obligation to service such Mortgage Loan under the provisions of this Agreement.
     Section 4.16 Reinstatement of Mortgage Loans.
     If the Mortgagor offers full reinstatement of the Mortgage Loan during the foreclosure process, the Servicer shall accept the offer. Full reinstatement means: (i) payment of all amounts due in order to bring the Mortgage Loan current, including attorneys’ and trustees’ fees, any additional legal costs and any other expenditures or advances made by the Servicer during the foreclosure process, and (ii) payments of all other amounts necessary to cure all other defaults under the Mortgage Loan Documents, including, without limitation, the payment of real property taxes due and owing. Upon accepting the reinstatement, the Servicer will contact the attorney or trustee promptly to avoid incurring additional legal costs or fees. The Servicer will apply the funds upon receipt. If the Mortgage Note and other Mortgage Loan related documents were delivered to the Servicer by the Owner or the Custodian in connection with the Mortgagor’s delinquency, the Servicer will return the Mortgage Note and other Mortgage Loan related documents to the Owner or the Custodian to be included in the Mortgage Loan Documents upon receipt of the reinstatement funds from the Mortgagor.
     Section 4.17 Servicing REO Property.
     (a) Subject to Applicable Requirements, in the event that title to the Mortgaged Property is acquired by deed in lieu of foreclosure executed prior to the commencement of a foreclosure proceeding, then the deed or certificate of sale shall be issued in the name of the relevant Investor. Subject to Applicable Requirements in the event that title to the Mortgaged Property is acquired in foreclosure or prior to the completion of a foreclosure proceeding commenced by the Servicer, then the deed shall be issued in the name of the relevant Investor. The Servicer shall cooperate with the Investors in connection with the transfer and assignment of title and ownership of REO Properties following foreclosure proceedings or the execution of deeds in lieu of foreclosure.
     (b) The Servicer shall manage, conserve, protect, and operate each REO Property in accordance with Applicable Requirements, either through itself or through an agent selected by the Servicer, and in the manner that similar property in the same locality as the REO Property is managed. If the Servicer deems it advisable, the Servicer may, in accordance with Applicable Requirements, order one or more Valuations (in the form required by Applicable Requirements) with respect to the REO Property. The Servicer shall attempt to sell such REO Property on such terms and conditions as the Servicer deems to be in the best interest of the Investors. Pursuant to the terms of the applicable Limited Power of Attorney, the Servicer shall be authorized to execute and deliver on behalf of the Investors, all deeds, instruments of transfer and other closing documentation necessary and desirable to implement the disposition of REO Property.
     (c) The Servicer shall deposit or cause to be deposited, on a daily basis in the Custodial Account, all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.9 hereof.

     (d) The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance, and all other insurance coverage required under Section 4.9.
     (e) Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Investor, in its reasonable judgment, approves and provided the sales price and the related terms and conditions are results of arm’s-length negotiation. If, as of the date title to any REO Property was acquired by the Servicer, there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any such unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Servicer as provided above, shall be deposited within two (2) Business Days of receipt in the Custodial Account following receipt thereof for distribution on the next Remittance Date.
     (f) The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Servicer shall make or cause to be made an electronic report of each such inspection. Such reports shall be retained in the Mortgage Servicing File and copies thereof shall be forwarded by the Servicer to the Owner and the Investors upon request. That statement shall be accompanied by such other information as the Owner and the Investors shall reasonably request.
     (g) Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by an Investor, or pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner and the Investor, as required, a liquidation report with respect to such Mortgaged Property.
     (h) The Servicer shall use reasonable efforts to dispose of the REO Property as soon as practicable and shall sell such REO Property in any event in accordance with Applicable Requirements and the Approval Matrix.
     (i) Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment to the Owner, the Investor, and as required pursuant to Section 6050J of the Code or any successor provision thereof.
     (j) In the event that Owner requests the transfer of a serviced REO Property from the Servicer, all costs incurred by the Servicer in marketing the subject REO Property (prior to the Owner’s transfer request) shall be reimbursable as a Servicing Advance. Additionally, any costs and/or penalties payable by the Servicer to a third party (to which Servicer has delegated some or all of its duties with respect to such REO Property pursuant to Section 4.5) then-payable in connection with such REO Property shall be reimbursable as a Servicing Advance.
     (k) The Servicer shall deposit or cause to be deposited, on a daily basis in the Custodial Account, all revenues received with respect to each REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO

Property, including the cost of maintaining any hazard insurance pursuant to Section 4.9 hereof and the fees of any managing agent acting on behalf of the Servicer.
     (l) In accordance with, and subject to the limitations of, Section 4.5 and Section 4.17(k), the Servicer has the right to outsource the management, conservation, protection and operation of REO Property to a third party including to an Affiliate, which arrangement will result in fees to the Owner. In such event, Owner agrees to be responsible for all such fees.
     Section 4.18 Satisfactions.
     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will promptly notify the Investor, or its custodian or designee, by a certification of a servicing officer of the Servicer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the applicable Custodial Account have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan.
     (b) Subject to Applicable Requirements, the Servicer is hereby authorized and empowered to execute and deliver on behalf of itself, the Owner, and the Investors all instruments of satisfaction or of partial or full release and all other comparable instruments with respect to the Mortgage Loans and Mortgaged Properties. The Servicer shall take all actions necessary to satisfy mortgages and release their liens in a timely manner and in any event within the time periods required under the Legal Requirements. Once the required release or satisfaction documents are executed and recorded, if applicable, and the Mortgage Note is canceled, the Servicer shall promptly send the canceled documents to the Mortgagor if state law requires such action or the Mortgagor specifically requests the return of the documents. In other instances, the Servicer may either return the documents to the Mortgagor or retain them (as long as they are not destroyed until after the retention period required by Applicable Requirements). The Servicer shall also take any other steps required to release the lien and assure that no penalties are incurred because the actions were not performed in a timely manner within the time periods required under the Legal Requirements. In connection with any such payment in full, the Servicer shall be responsible for causing MERS to indicate that the applicable Mortgage Loan has been paid in full and the lien on the related Mortgaged Property has been released in accordance with this Agreement by including in such computer files the information required by MERS in order to reflect such payment in full and release.
     (c) No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Owner. The Servicer may not seek reimbursement from the Owner or the Mortgagor for any penalty fee that the Servicer has to pay because the Servicer failed to process any release or satisfaction documents within the required time frame. Notwithstanding the foregoing, where the Owner or its designee or the Custodian must execute and deliver to Servicer a document, or take any other action, in order for the Servicer to effect a release or satisfaction and Servicer has timely notified the Owner, its designee or the Custodian, the Owner, its designee, or the Custodian, or prior servicer must act in the time limit prescribed hereunder (i.e., as in Section 2.3(c) above). If the Owner, its designee, or the Custodian fails to do so, the Servicer may seek reimbursement from the Owner for any penalty that the Servicer pays because the release or satisfaction was not processed in the required time frame as a result of Owner’s failure, its designee’s failure or the Custodian’s failure to act in a timely manner as a Servicing Advance under the terms of this Agreement. Subject to Applicable Requirements, the Servicer shall generally follow the procedures set forth in the Fannie Mae Guidelines regarding satisfactions of mortgages.
     Section 4.19 Servicing Advances and Pass-Through Expenses
     (a) The Servicer shall fund all Servicing Advances provided for in this Agreement subject to reimbursement as provided herein. For all Servicing Advances and Pass-Through Expenses incurred for the Whole Loan Portfolio and under any Servicing Agreement, prior to 12:00 pm (central time) each Business Day, Servicer shall notify Owner of the total dollar amount of Servicing Advances and Pass-Through Expenses to be made on such day, and Owner shall pay Servicer prior to 4:30 pm (central time) on such day an amount sufficient to pay for all such Servicing Advances and Pass-Through Expenses. Subject to Applicable Requirements and Section 6.3 and Section 6.5 hereof, Servicer shall withdraw funds from the Custodial and Escrow Accounts for reimbursement of Servicing Advances and Pass-Through Expenses previously paid to Servicer by Owner pursuant to the preceding sentence, and reimburse Owner for such Servicing Advances and Pass-Through Expenses paid to Servicer.
     The failure of Owner to remit any payment required in this Section 4.19 within the required timeframe (and cure period provided in Section 9.1(k)) shall constitute an Event of Default under Section 9.1(k) which will allow the Servicer to (i) terminate this Agreement in accordance with the terms and conditions of Section 10.2 and (ii) immediately terminate its obligation to fund further Servicing Advances hereunder.
     (b) Without limiting any other provision of this Agreement, from the Servicing Transfer Date until the termination of this Agreement, with respect to each Mortgage Loan serviced pursuant to this Agreement, Servicer shall not assume Owner’s obligations, or have any duty or obligation to make Monthly Advances.
     (c) The Servicer shall provide and maintain appropriate procedures to ensure that each individual Servicing Advance and Pass-Through Expense is accounted for as a single item and amount without any duplication thereof. Upon request, the Servicer will provide to Owner documentation substantiating that any costs or expenses incurred as Servicing Advances or Pass-Through Expenses are reasonable and customary in accordance with Accepted Servicing Practices.
     Section 4.20 Mortgage Loan Transfers.
     (a) The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, an Investor may effect one or more Whole Loan Transfers without the Servicer’s prior consent. With respect to each Whole Loan Transfer entered into by an Investor, the Servicer agrees:
     (i) to cooperate fully with Investor and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with Rating Agencies, bond insurers and such other parties as Investor shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests; provided that Servicer shall not be responsible for payment of any charges assessed by the Rating Agencies for the Rating Agencies’ reviews in connection with a Whole Loan Transfer;
     (ii) to cooperate with Investor and any prospective purchaser with respect to the preparation, endorsement, assignment, or delivery, as the case may be, of any of the Mortgage Loan Documents and other related documents, with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;
     (iii) to execute each reconstitution agreement in connection with any such transfer; subject to and conditioned upon the following: (1) the Servicer shall be paid a monthly servicing fee thereunder that is mutually agreed upon at reconstitution; and (2) with respect to those Mortgage Loans that will be included as part of the loan pool under such reconstitution agreement, the Servicer shall have been transferred the servicing of such Mortgage Loans under this Agreement prior to the first remittance period under such reconstitution agreement;
     (iv) to execute all agreements required to be executed by the Servicer in connection with such Whole Loan Transfer provided that any such agreements be substantially similar with the terms hereof and impose no different duties, liabilities obligations or any adverse change in pricing upon the Servicer than those set forth herein and provided that in the event such agreements is not substantially similar with the terms hereof or require different or additional duties than contemplated herein or any adverse change in pricing, the Servicer shall not be required to execute such agreements unless the terms are mutually agreed upon by the parties to such agreements;
     (v) to make reasonable and customary representations and warranties regarding Servicer; and
     (vi) to deliver to Investor and to any Person designated by Investor, such legal documents, in-house opinions of counsel, and outside legal opinions as are customarily delivered by servicers and reasonably determined by Investor to be necessary in connection with Whole Loan Transfers; provided, however, that: the cost of any such opinions of outside counsel (other than customary corporate opinions as to organization, existence and authorization) that may be required shall be approved by Investor in advance, paid by the Servicer and reimbursed by the Investor as Pass-Through Expenses, in accordance with this Agreement.
     (b) The Servicer agrees that with respect to some or all of the Mortgage Loans, an Investor may effect one or more Pass-Through Transfers without the Servicer’s prior consent. With respect to each Pass-Through Loan Transfer entered into by an Investor, the Servicer agrees:
     (i) to cooperate fully with Investor and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as Investor shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers provided that Servicer shall not be responsible for payment of any charges assessed by the Rating Agencies for the Rating Agencies’ reviews in connection with a Pass-Through Loan Transfer;
     (ii) to cooperate with Investor and any prospective purchaser with respect to the preparation, endorsement, assignment, or delivery, as the case may be, of any of the Mortgage Loan Documents and other related documents, with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;
     (iii) to execute each reconstitution agreement in connection with any such transfer; subject to and conditioned upon the following: (1) the Servicer shall be paid a monthly servicing fee thereunder to be mutually agreed upon at reconstitution; and (2) with respect to those Mortgage Loans that will be included as part of the loan pool under such reconstitution agreement, the Servicer shall have been transferred the servicing of such Mortgage Loans under this Agreement prior to the first remittance period under such reconstitution agreement;
     (iv) to execute all agreements required to be executed by the Servicer in connection with such Pass-Through Loan Transfer provided that any such agreements be substantially similar with the terms hereof and impose no different duties, liabilities, obligations or any adverse change in pricing upon the Servicer than those set forth herein and provided that in the event such agreements is not substantially similar with the terms hereof or requires different or additional duties than contemplated herein or any adverse change in pricing, the Servicer shall not be required to execute such agreements unless the terms are mutually agreed upon by the parties to such agreements;
     (v) to make reasonable and customary representations and warranties regarding Servicer;
     (vi) to deliver to Investor for inclusion in any prospectus or other offering material such relevant information regarding Servicer, its financial condition, and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by Investor, or as is otherwise reasonably requested by Investor and which Servicer is capable of providing without unreasonable effort or expense, and to indemnify Investor and its Affiliates for Servicer’s material misstatements contained in such information and for Servicer’s omission of any material facts necessary to make Servicer’s statements therein, in the light of the circumstances under which they were made, not misleading;
     (vii) to deliver to Investor and to any Person designated by Investor, at Investor’s expense, any such additional statements and audit letters of reputable, certified public accountants pertaining to information provided by Servicer as shall be reasonably requested by Investor;

     (viii) to deliver to Investor and to any Person designated by Investor, such legal documents, in-house opinions of counsel, and outside legal opinions as are customarily delivered by servicers and reasonably determined by Investor to be necessary in connection with Pass-Through Transfers; provided, however, that: (1) such in-house opinions of counsel for a Pass-Through Transfer are to be in a form reasonably acceptable to Investor; and (2) the cost of any such opinions of outside counsel (other than customary corporate opinions as to organization, existence and authorization) that may be required shall be approved by Investor in advance paid by the Servicer and reimbursed by the Investor as Pass-Through Expenses, in accordance with this Agreement; and
     (ix) to make and deliver such certifications required by servicers pursuant to Section 3.2(a) of the Sarbanes-Oxley Act of 2002.
     (c) All Mortgage Loans sold pursuant to a Whole Loan Transfer or Pass-Through Transfer shall no longer be subject to this Agreement, unless the servicing rights with respect to such Mortgage Loans are retained by Owner. If the servicing rights to such Mortgage Loans are retained by Owner, then such Mortgage Loans shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.
     Section 4.21 Prepayment Penalties.
     (a) Upon receipt of a request for a payoff, if the information provided by the Owner or the Prior Servicer to the Servicer indicates that a prepayment penalty is applicable with respect to a Mortgage Loan, the Servicer shall review the Mortgage Note to determine whether a prepayment penalty may be collected from the Mortgagor and shall be obligated to collect such prepayment penalty, if any. Notwithstanding anything herein to the contrary, the Servicer shall have no obligation to collect, or make payments to the Owner with respect to, any prepayment penalties, Late Fees, or other fees or items which are prohibited under Legal Requirements. In addition, the Servicer may also waive, in whole or in part, any such fees mentioned in the preceding sentence if: (i) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor’s rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment or (ii) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such fees and the related Mortgage Loan.
     (b) Upon transfer of servicing of a Mortgage Loan to the Servicer, if the servicing transfer tape or data provided to the Servicer indicates that such Mortgage Loan has a prepayment penalty, then the Servicer shall flag its system to indicate that a prepayment penalty is applicable with respect to such Mortgage Loan.
     (c) Except as provided in this Section 4.21, in no event will the Servicer waive a prepayment penalty in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If the Servicer waives or does not collect all or a portion of a prepayment penalty relating to a Principal Prepayment in full or in part due to any action or omission of the Servicer, other than as permitted above, the Servicer shall deposit from its own funds without any right of reimbursement therefor the amount of such prepayment penalty (or such portion thereof as had been waived for deposit) in the Custodial Account for distribution in accordance with the terms of this Agreement.
     Section 4.22 Restoration and Repair.
     Subject to Applicable Requirements, the Servicer need not obtain the approval of the Owner or Investors prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property or REO Property if such release is in accordance with Applicable Requirements and the terms of this Agreement. If Insurance Proceeds or Condemnation Proceeds exceed the amount set forth in the Approval Matrix, the Servicer shall comply with the following conditions in connection with any such release:
     (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;
     (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;
     (iii) the Servicer shall verify that the Mortgage Loan is not in default; and
     (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.
     If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.
     The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than ninety (90) days delinquent, the Servicer shall immediately inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Applicable Requirements. The Servicer shall keep a written report of each such inspection. If Servicer has knowledge of a vacant or abandoned Mortgaged Property, then Servicer shall secure such vacant or abandoned Mortgaged Property if and as required by the Applicable Requirements.
     Section 4.23 Fidelity Bond, Errors and Omissions Insurance.
     The Servicer shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with a Qualified Insurer on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, misrepresentation and fraud. The errors and omissions insurance policy shall protect and insure the Servicer against losses due to errors and omissions and negligent acts of such Persons. Such errors and omissions insurance policy shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.23 requiring the Fidelity Bond and errors and omissions insurance policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of the Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty (30) days’ prior written notice to the Owner.
     Section 4.24 Repurchases and Indemnification of Investors.
     (a) Servicer shall promptly notify Owner, but in any event within ten (10) Business Days of a repurchase, make-whole, or indemnification request or withdrawal of any such request that Servicer receives from any Investor or Insurer with respect to a Mortgage Loan, and Servicer shall not process any such request without Owner’s prior consent, and where required Investor notification and consent. Each notice shall include the following information, if such information is reasonably available to Servicer: (i) the date the request or withdrawal of such request was received by Servicer, (ii) the Mortgage Loan that is the subject of the request, (iii) the identity of the person making the request, (iv) the basis for the repurchase request, and (v) any written correspondence from the person making the repurchase request to the extent related to such request. The Servicer will not accept any oral repurchase request, and the Servicer shall direct any person making an oral repurchase request to submit such request in writing. Owner shall be solely responsible for determining whether to honor any such request. Servicer shall provide Owner in a reasonably timely manner with access to such information and computer systems as may be required to respond to such requests as may be required to allow Owner to review the Mortgage Loan information relating to the repurchase or indemnification request, to pursue remedies against third party originators as provided below, and to otherwise carry out its obligations.
     (b) If Owner is required to repurchase a Mortgage Loan or indemnify an Investor or Insurer with respect to a Mortgage Loan that was originated by a third party originator or broker, Owner shall repurchase such Mortgage Loan, or indemnify such Investor or Insurer with its own funds and be responsible for complying with Applicable Requirements including any notice requirements and for the pursuit of any remedies against such third party originator.
     (c) Upon receipt of a Mortgagor request to convert a Mortgage Loan, the related Mortgage Note and/or Mortgage that contains a conversion feature, Servicer shall implement such request, as provided for in the Mortgage Loan Documents and Applicable Requirements. If, upon such conversion, Applicable Requirements provide for the repurchase of such Mortgage Loan, Owner shall implement and fund such repurchase using its own funds.

     (d) Upon Owner’s repurchase of any mortgage loans that are not being serviced by Servicer at the time of repurchase, the servicing of such mortgage loans shall be transferred to Servicer upon notice by Owner to Servicer in accordance with Section 2.1(a). Upon repurchase by Owner, Servicer shall thereafter account for all repurchased mortgage loans as Mortgage Loans owned by Owner and shall service such repurchased Mortgage Loans in accordance with the terms of this Agreement and for each Mortgage Loan repurchased and serviced hereunder, Servicer shall be entitled to a Mortgage Loan boarding fee as set forth in the Pricing Schedule. The Parties acknowledge that Owner may elect to sell such repurchased Mortgage Loans to a third Person following such repurchase, and Servicer agrees to reasonably cooperate with and assist Owner in any such sale and to provide or obtain reasonably required information related to such repurchased Mortgage Loans.
     Section 4.25 Disaster Recovery Plan. Servicer will maintain a disaster recovery plan that complies with the Applicable Requirements, and ensure that Vendors utilized in accordance with Section 4.5 have appropriate disaster recovery plans. Servicer will provide Owner or the Owner Regulator a copy upon request. Any updates to the disaster recovery plan shall be provided to Owner within thirty (30) days of such update. Servicer shall not diminish or eliminate the level of service provided pursuant to this Agreement under the disaster recovery plan without Owner’s prior written consent. In addition, Servicer shall: (a) provide Owner with a copy of any third party certification report(s) that review and/or certify the disaster recovery plan within thirty (30) days after receipt by Servicer and (b) upon Owner’s requests from time to time, allow Owner, the Owner Regulator or their agents on a annual basis to review the disaster recovery plan procedures. The disaster recovery plan shall, at a minimum, include provisions and procedures to address physical security, fire protection, power supplies, loss of cooling/air conditioning, backup of computer equipment, hardware and software change control procedures, and communication and/or connectivity, but would not cover network components outside of Servicer’s maintenance responsibility. Servicer will perform disaster recovery exercises at least once per year or as otherwise may be required under the Applicable Requirements. Prior to each exercise, Servicer will provide Owner with written notice thereof, and Owner has the option of attending the exercise at its own expense. At the time an actual disaster occurs, the applicable business continuity and disaster recovery plans will be implemented by Servicer providing no preferential treatment for individual similarly situated commercial enterprises. Communication of activities during any such events that affect the services provided under this Agreement, including notification to Owner, will follow normal escalation procedures.
     Section 4.26 Prohibited Conduct. Servicer acknowledges that federal law (18 U.S.C. 215) and Owner policy prohibit conduct that amounts to a breach of trust or a corrupting influence on company transactions when an employee has asked for or accepted something of value, intending to be influenced or rewarded in connection with any business or transaction of Owner. Servicer agrees that it will not take any actions in violation of said law or policy and will notify Owner promptly if Servicer learns of a violation of potential violation thereof in the course of the performance of its obligations under this Agreement.

     Section 4.27 Insurance.
     (a) Throughout the term of this Agreement and for a period of two (2) years thereafter, Servicer shall maintain in force, at its sole expense, an insurance policy or policies to include the following coverage:
     (i) Commercial General Liability Insurance, with a limit not less than $[*] per occurrence and an aggregate limit of $[*]. Servicer shall cause its insurer to name Owner as an additional insured for its Commercial General Liability coverage. If the Commercial General Liability insurance contains an aggregate limit, it shall apply separately to work or Services or other Deliverables performed or provided under this Agreement. Commercial General Liability insurance shall be written on the current version of ISO occurrence form CG 00 01, or substitute form providing equivalent coverage, and shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal and advertising injury, and liability assumed under an insured contract including the tort liability of another assumed in a business contract. Owner and all of its Affiliates receiving services hereunder shall be named as additional insureds on such policy.
     (ii) Commercial Automobile Liability Insurance with a limit of not less than $[*] per each accident covering liability arising out of any automobile, including owned, hired, and non-owned automobiles. Coverage shall be written on the most current version of ISO form CA 00 01 or a substitute form providing equivalent coverage. Owner and all of its Affiliates receiving hereunder shall be named as additional insureds on such policy.
     (iii) Workers’ Compensation Insurance for all of Servicer’s employees and officers engaged in the performance of the Agreement that meets the statutory limits of the states in which Servicer operates and all applicable federal statutes and regulations; provided, however, that if workers’ compensation coverage is provided in a monopolistic state, a Certificate of Premium Payment or similar certificate from the Workers’ Compensation Bureau or other appropriate governing agency in each such state is acceptable to evidence such coverage.
     (iv) Employers Liability Insurance for all of Servicer’s employees and officers engaged in the performance of this Agreement, with minimum limits of $[*] per accident for bodily injury by accident and $[*] per employee for bodily injury by disease.
     (b) All coverage must be provided by insurance companies that are financially sound with a rating of A or higher by A.M. Best. On an annual basis, Servicer shall provide to Owner, at the primary notice address provided below, with certificates of insurance, executed by a duly authorized representative of each insurer, evidencing Servicer’s compliance with the insurance provisions of this section and indicating the insurance company’s A.M. Best rating. All certificates shall provide that Servicer’s insurers shall endeavor to provide at least thirty (30) days’ written notice to Owner prior to cancellation or non-renewal of any insurance required in this section. All insurance policies required hereunder shall include a waiver of any right of subrogation the insurer may have against Owner. The insurance coverage under all policies shall be primary with respect to Owner, and the carrier thereof shall be liable up to and including the

*	[Confidential treatment requested]

total limit of liability set forth in the declaration without right of contribution from any other insurance company insuring Owner. The insurance provisions of this Agreement are not intended to diminish, limit, increase or expand any indemnification obligations on the part of Servicer or limitations on liability as expressly set forth in the Agreement.
     Section 4.28 Sale of Servicing. Subject to the terms of this Agreement, in the event Owner desires to sell all or a portion of its servicing rights with respect to the Mortgage Loans (and the Mortgage Loans, if owned), Owner may, but is not required to, invite Servicer to make a proposal to purchase the servicing rights associated with some or all of the Mortgage Loans (and the Mortgage Loans, if owned). Servicer may, in its discretion, determine whether to make an offer in response to any such invitation.
     Section 4.29 Optional Products. Servicer, through its subsidiary Harwood Service Company, LLC, shall assist Owner (i) in creating marketing files per mutually agreed upon specifications for any direct mail campaigns and, upon request, providing same to Owner or its designee, (ii) in capturing associated toll-free numbers provided by vendors to provide to customers to direct calls, (iii) in reconciling files based upon additions and deletions, including providing exception reporting, (iv) in creating optional product billing on mortgage billing statements based on plan codes, (v) in collecting optional product premiums, including insurance product premiums, and forwarding such premiums monthly, based upon plan code specifications, to Owner or its designee, (vi) by forwarding optional product enrollment forms received from Mortgagors and forwarding the same on a weekly basis to Owner or its designee (vii) by including optional product solicitations, based upon mutually agreed upon marketing specifications, in its monthly billing statements sent to Mortgagors and (viii) forwarding any phone calls received from Mortgagors requesting optional products or information relating to optional products to Owner or an Owner Designee, in each case, with respect to the optional products set forth in Schedule VIII attached hereto (the “Optional Product Services”). Any additional optional product type that require services materially different from the above that Owner desires to be included in Optional Product Services, or any additional marketing services that are materially different from the above shall be mutually agreed upon by the parties. Servicer, or its insurance agency designee, shall be paid the fees for performing the Optional Product Services as set forth in Schedule II. On or prior to the seventh Business Day of each month, Servicer shall provide to Owner a report which details (i) Owner’s aggregate gross revenues for the Optional Product Services after payment of all third party vendors, (ii) Owner’s gross revenue for each optional product type, and (iii) Servicer’s fees for performing the Optional Product Services, in each case, for the prior month period. On or prior to the seventh Business Day of each month, Servicer shall pay to Owner via wire transfer of immediately available funds to an account specified by Owner the revenues for the Operation Product Services net of the fees owed to third party vendors and to Servicer for performing the Optional Product Services for the prior month.

ARTICLE V
COMPENSATION TO THE SERVICER
     Section 5.1 Compensation to the Servicer.
     (a) With respect to each Mortgage Loan, as compensation for its services under this Agreement the Servicer shall be entitled to the fees (collectively, the “Servicing Fees”) set forth on the Pricing Schedule attached hereto as Schedule II. On or prior to the seventh (7th) Business Day of each month, Servicer shall provide to Owner an invoice for the Servicing Fees in the format described in the SLAs. Owner shall be obligated to pay the Servicing Fees to Servicer by wire transfer of immediately available funds to an account designated in writing by Servicer on the next Business Day following the receipt of such invoice.
     (b) As additional servicing compensation, the Servicer shall be entitled to retain all Ancillary Income with respect to the Mortgage Loans.
     (c) Servicer shall provide reports detailing the Servicing Fees and Ancillary Income in the manner set forth in the SLAs.
     Section 5.2 Incentive Fee and Clawback.
     (a) Servicer shall be entitled to receive additional compensation as set forth in this Section if Owner’s losses in the Permanent Loan Portfolio are below a certain threshold and shall be obligated to compensate Owner if such losses exceed a certain threshold, on the terms set forth below. An example of the calculation of such amounts is attached hereto on Schedule V. All calculations of losses and charge-offs shall be calculated in accordance with the methodology indicated on Schedule V. Only Mortgage Loans meeting the following criteria shall be included in the calculations described in this Section (the “Selected Mortgage Loans”): (i) the Mortgage Loan is part of the Permanent Loan Portfolio as of the initial Servicing Transfer Date; (ii) no losses have been incurred as of the Servicing Transfer Date of such Mortgage Loan, (ii) no insurance or similar related claims with respect to the Mortgage Loan have been denied, rejected or rescinded as a result of any prior servicer act occurring prior to the initial Servicing Transfer Date and only in respect of the non reimbursed amount, and (iii) no losses directly attributable to damage to a Mortgage Property due to natural disasters (as determined by the Federal Emergency Management Agency or other federal government agency) are incurred either prior to and after the initial Servicing Transfer Date with respect to such Mortgage Loan. The aggregate unpaid principal balance of the Selected Mortgage Loans shall not exceed the amount determined pursuant to the preceding sentence as of the effective date of this Agreement.
     (b) In the event total losses incurred by Owner with respect to the Selected Mortgage Loans are less than [*] million as of the date which is the second anniversary following the Servicing Transfer Date of the Permanent Loan Portfolio, then Servicer shall be entitled to an incentive fee equal to [*] (“Incentive Fee”) of the difference between [*] million and the actual losses for such period, after application of any loss savings (“Loss Credit Savings”) from Mortgage Loans in the Permanent Loan Portfolio, with [*] of such fee to be paid within sixty (60) days after the calculation is mutually agreed upon by the parties and the remaining [*] of such fee prorated as an increase to the Servicing Fee during the third year of the Term of the Agreement.

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The Loss Credit Savings shall be computed by measuring all recoveries and prior loss amounts recorded for all re-performing Mortgage Loans in the Permanent Loan Portfolio in which loss mitigation services were provided (modifications with trials are required to be current for [*] while modifications with no trials are required to be current for [*] in order to qualify for Loss Credit Savings) at the end of the second year for those Mortgage Loans in the Permanent Loan Portfolio that have had time to re-perform as well as nine months thereafter for those Mortgage Loans in the Permanent Loan Portfolio that did not have enough time to re-perform at the end of the second year. An example of the calculation of Loss Credit Savings is attached hereto as Schedule XI. Notwithstanding the foregoing, in no instance shall the Owner be obligated to pay an Incentive Fee in excess of [*].
     (c) In the event total losses incurred by Owner with respect to Selected Mortgage Loans exceed [*] as of the date which is the second anniversary following the Servicing Transfer Date of the Permanent Loan Portfolio, then Servicer shall pay to Owner a clawback fee equal to [*] (“Clawback Fee”) of the difference between [*] and the actual losses for such period, after application of any Loss Credit Savings from Mortgage Loans in the Permanent Loan Portfolio, with [*] of such fee to be paid within sixty (60) days after the calculation is mutually agreed upon by the parties and the remaining [*] of such fee prorated as a decrease to the Servicing Fee during the third year of the Term of the Agreement. The Loss Credit Savings shall be calculated in the manner set forth in Section 5.2(b). Notwithstanding the foregoing, in no instance shall Servicer pay a Clawback Fee (i) in excess of [*] or (ii) if Owner transfers more than [*] of the Permanent Loan Portfolio within the first two year period of the Agreement; provided that any transfers to Servicer or an Affiliate of Servicer shall not be included in such calculation.
     Section 5.3 Material Change in Applicable Requirements. In the event there is a material change in the Applicable Requirements relating to the Mortgage Loans or servicing of the Mortgage Loans after the date of this Agreement, which change had not been announced or otherwise proposed in writing prior to the date of this Agreement, and such change results in Servicer incurring material increased costs or reduced revenues, Servicer may propose an increase in servicing compensation that Servicer reasonably demonstrates to Owner is directly related to Servicer’s reduction of revenue or additional costs incurred to manage and administer the servicing of the Mortgage Loans pursuant to this Agreement as a result of the change in Applicable Requirements and is consistent with the increased costs or reduction of revenue incurred by other servicers in the industry in complying with the changes. In the event Servicer and Owner are unable to reach an agreement regarding an increase in the Servicing Fees, Servicer may elect to terminate the Agreement in accordance with Section 10.2.

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ARTICLE VI
ACCOUNTING
     Section 6.1 General.
     (a) Upon the initial Servicing Transfer Date, the Servicer shall establish one or more payment clearing accounts for the deposit of all funds collected in connection with the Mortgage Loans (each a “Payment Clearing Account”), one or more escrow accounts (including subaccounts) for the deposit of Escrow Funds collected (each an “Escrow Account”), and one or more custodial accounts for the deposit of funds collected in connection with the Mortgage Loans for principal and interest (each a “Custodial Account”). All of the foregoing Accounts shall be established in accordance with the Applicable Requirements and shall be maintained in such manner as to show the custodial nature thereof in accordance with the Applicable Requirements and in accordance with sound and controlled practices. The parties shall reasonably cooperate with each other in transferring escrow funds and funds collected in connection with the Mortgage Loans for principal and interest held in accounts with the Prior Servicer to the new Accounts established by the Servicer pursuant to this Agreement. The Servicer shall segregate and hold all funds collected and received separate and apart from any of its own funds and general assets and Servicer’s records shall show the respective interest of the Investors, Owner, and Servicer in all accounts established pursuant to this Agreement. Except for the period when initially received and held in the Payment Clearing Account (which will be cleared on a daily basis with respect to any funds therein no later than the second Business Day after the deposit of such funds), the funds in the Escrow Accounts and the Custodial Accounts may not be commingled with any other funds, including the proceeds of any other Mortgage Loans or with funds serviced for other investors or for the Servicer’s own portfolio. The Custodial Accounts and Escrow Accounts shall be carried in records of the Servicer in accordance with Applicable Requirements.
     (b) Subject to Applicable Requirements, each Account shall be held with a Qualified Depository. Subject to Applicable Requirements, the name of each Custodial Account and Escrow Account shall be designated as:
     (i) Escrow Account: “Nationstar Mortgage LLC, as agent and custodian for the mortgagors”; and
     (ii) Custodial Account: “Nationstar Mortgage LLC, Custodial Account, in trust and as custodian for [Owner], or any successor mortgagees.”
Any costs, fees and expenses related to the Accounts, including without limitation, any lockbox costs and expenses, wire fees, and transfer fees between Accounts shall be borne by Servicer without reimbursement by Owner or an Investor. In the event that an Account is held at a depository that does not meet the requirements of a Qualified Depository, Servicer shall have 15 Business Days from the date of receipt of notice of the same from the Owner to transfer the applicable Account to a depository that meets the Qualified Depository requirements, or such longer period of time as may be reasonably necessary to obtain the requisite consents of the Investors and Rating Agencies for such transfer, but in any event such Account shall be transferred to a depository that meets the requirements of a Qualified Depository within 45 days after the date of receipt of notice from the Owner.
     (c) All collections on the Mortgage Loans shall be deposited to the Payment Clearing Account no later than the first Business Day following the day on which good funds are received by the Servicer.
     Section 6.2 Establishment of Custodial Accounts; Deposits in Custodial Accounts.
     (a) The Servicer shall maintain one or more Custodial Accounts in accordance with the Applicable Requirements for the deposit of funds specified in Section 6.2 collected in connection with the Mortgage Loans. The Servicer shall provide the Owner with written evidence of the creation of such Custodial Account(s) upon the request of the Owner.
     (b) The Servicer shall deposit in the applicable Custodial Account within two (2) Business Days of the receipt of good funds in the Payment Clearing Account, and retain therein, the following payments and collections received or made by it subsequent to the Servicing Transfer Date:
     (i) all payments on account of principal on the Mortgage Loans, including all principal prepayments and curtailments;
     (ii) all payments on account of interest on the Mortgage Loans, including any prepayment penalties;
     (iii) all Liquidation Proceeds;
     (iv) all Insurance Proceeds, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with this Agreement and Applicable Requirements;
     (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with this Agreement and Applicable Requirements;
     (vi) all Monthly Advances funded by Owner;
     (vii) any amounts required to be deposited by the Servicer pursuant to Section 4.9(c) in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor;
     (viii) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Section 4.17(k);
     (ix) any amounts required to be deposited in the Custodial Account pursuant to Section 4.8 and Section 4.18 or otherwise in accordance with the Applicable

Requirements (including any amounts required to be deposited in respect of any losses on investment of funds in the Custodial Account); and
     (x) any HAMP Investor Payments.
     (c) The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Fees and HAMP Servicer Payments need not be deposited by the Servicer in the Custodial Account.
     (d) For the Whole Loan Portfolio, and under any Servicing Agreement, Owner agrees that any amounts held in the Custodial Account may be, but are not required to be, invested, and if invested by the Servicer, such funds will be invested in Eligible Investments. Interest or other income received on Eligible Investments shall belong to the Servicer and may be withdrawn by the Servicer from the Custodial Account in accordance with Section 6.3 hereof. The Servicer shall promptly deposit in the Custodial Account from its own funds, without any right of reimbursement, the full amount of any losses on Servicer’s investment of funds in the Custodial Account.
     (e) Without limiting the foregoing, the funds in the Custodial Accounts shall at all times be segregated and held separate and apart from the Servicer’s own funds and general assets and from any other funds or assets collected or held by the Servicer on behalf of third parties.
     Section 6.3 Withdrawals From Custodial Accounts.
     (a) The Servicer may, from time to time, withdraw funds from the applicable Custodial Account for the following purposes, subject to the limitations set forth under Applicable Requirements:
     (i) to pay the Retained Yield to the Retained Yield Trustee and to pay to the Owner the Master Servicing Fee to which it is entitled pursuant to the Servicing Agreements on a daily basis;
     (ii) to make distributions to the Investors in the amounts and in the manner provided for in Section 6.6;
     (iii) to reimburse Owner for Nonrecoverable Monthly Advances previously made by Owner;
     (iv) to reimburse Owner or itself for unreimbursed Servicing Advances including any unreimbursed T & I Advances, Pass-Through Expenses, and Nonrecoverable Servicing Advances from any funds in the Custodial Account, (and Servicer shall prepare and deliver to Owner, a report detailing the reimbursement of any Servicing Advances, and Pass-Through Expenses from the Custodial Account to the extent permitted under Applicable Requirements);

     (v) to pay to itself as servicing compensation any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date);
     (vi) to pay itself Ancillary Income, to the extent not retained or previously paid to Servicer;
     (vii) to reimburse itself for any amounts deposited in the Custodial Account in error or otherwise as permitted under the Applicable Requirements;
     (viii) to clear and terminate the Custodial Account on the termination of this Agreement;
     (ix) to invest any amount in the Custodial Account in Eligible Investments; or
     (x) to transfer funds in any Custodial Account to another Custodial Account maintained by a Qualified Depository, subject to providing any required notices or obtaining any required approvals from Investors or the Rating Agencies under Applicable Requirements.
     (b) The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis and if applicable, on a pool by pool basis, for the purpose of justifying any withdrawal pursuant to sub-clauses (iii), (iv), (v), (vi), and (vii) from the Custodial Account. If required under Applicable Requirements, prior to making any withdrawal from a Custodial Account to reimburse Owner for Nonrecoverable Monthly Advances, Servicer shall deliver to the applicable Investor an officer’s certificate of a Servicing Officer indicating the amount of any previous Nonrecoverable Monthly Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Monthly Advances.
     Section 6.4 Establishment of Escrow Accounts; Deposits in Escrow Accounts.
     (a) The Servicer shall establish one or more Escrow Accounts for the deposit of Escrow Payments. The Servicer shall segregate and hold all funds collected and received in connection with the Mortgage Loans which constitute Escrow Payments separate and apart from any of its own funds and general assets and from any other funds or amounts collected or held by the Servicer on behalf of third parties. Such accounts may be interest-bearing accounts provided that such accounts comply with all Applicable Requirements.
     (b) The Servicer shall transfer into the applicable Escrow Account as soon as practicable and in any event within two (2) Business Days of receipt, and retain therein the following payments and collections:
     (i) Mortgagors’ Escrow Payments collected in connection with the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and
     (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

     Section 6.5 Withdrawals From Escrow Accounts.
     (a) The Servicer shall make withdrawals from the applicable Escrow Account for the following, subject to the limitations imposed under Applicable Requirements:
     (i) to effect timely payments of Mortgagors’ Escrow Payments;
     (ii) to reimburse Owner or the Servicer for any T & I Advance made by the Owner or Servicer with respect to a related Mortgage Loan;
     (iii) to refund to the Mortgagor any funds determined to be overages;
     (iv) for application to restoration or repair of the Mortgaged Property;
     (v) to pay to the Servicer, or to the Mortgagor, in accordance with Applicable Requirements, any interest paid on the funds deposited in the Escrow Account;
     (vi) to reimburse itself for any amounts deposited in the Escrow Account in error; or
     (vii) to clear and terminate the Escrow Account on the termination of this Agreement.
     (b) For the Whole Loan Portfolio and under any Servicing Agreement, Owner agrees that any amounts held in Escrow Accounts may be, but are not required to be invested and if invested by the Servicer, such funds will be invested in Eligible Investments. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by Applicable Requirements to be paid to the Mortgagor, and to the extent required by Applicable Requirements, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes. If Servicer elects or is required by Applicable Requirements to deposit a Mortgagor’s Escrow Funds into an interest-bearing account, the Servicer shall remain obligated to pay the Mortgagor’s taxes and insurance premiums when due, even if the Mortgagor’s Escrow Funds are not withdrawable on demand.
     (c) The Servicer shall promptly deposit in the Escrow Account from its own funds, without any right of reimbursement, the full amount of any losses on its investment of funds in the Escrow Account.
     (d) The Servicer shall not allow the Escrow Accounts to become overdrawn. If there are insufficient funds in an account, the Servicer will make a Servicing Advance which shall be reimbursable pursuant to the terms of this Agreement.
     (e) Each Escrow Account is to be designated in the name of the Servicer acting as an agent for the applicable Mortgagors in order to show that the account is custodial in nature. The Servicer is required to keep records identifying each Mortgagor’s payment deposited into the account.

     Section 6.6 Remittances to Investors.
     (a) Servicer will notify Owner by electronic or facsimile transmission of any Monthly Advance required to be made to Investors at least two (2) Business Days before each Remittance Date. Owner, using its own funds, shall thereafter immediately deposit such amounts into the appropriate Custodial Account.
     (b) On each Remittance Date, the Servicer shall distribute to the Investors (including Owner with respect to the Mortgage Loans owned by Owner) all amounts credited to the applicable Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 6.3.
     (c) All distributions made to the Investors on each Remittance Date will be made to the Investor of record on the last Business Day of the preceding Remittance Date, and shall be based on the Mortgage Loans owned and held by the Investor, and shall be made by wire transfer of immediately available funds to the account of the Investor at a bank or other entity having appropriate facilities therefor, if the Investor shall have so notified the Servicer or by check mailed to the address of the Investor.
     (d) With respect to any remittance received by an Investor after the Business Day on which such payment was due, the Servicer shall pay to the Investor interest on any such late payment in accordance with the terms of the applicable Servicing Agreement, or if not addressed in the applicable Servicing Agreement or otherwise provided for in the Applicable Requirements, then at LIBOR plus two (2) percentage points, but in no event greater than the maximum amount permitted by Legal Requirements. Such interest shall be paid by the Servicer to the Investor on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Owner.
     Section 6.7 Interest on Tax and Insurance Reserves.
     If the Applicable Requirements require payment of interest on funds held in the Escrow Accounts to the Mortgagor, the Servicer is solely and fully responsible for payment of such interest. Payment of such interest shall not be reflected in the Servicer’s accounting for principal and interest.
     Section 6.8 Access to Records.
     (a) The Servicer will apply all funds collected by it from each Mortgagor, and maintain account records capable of producing, at any time and in chronological order: the date, amount, distribution, payment due date or other transactions affecting the amounts due from or to the Mortgagor and indicating the latest outstanding balances of principal, impound deposits, Servicing Advances, and unapplied payments. The Servicer will, in accordance with Applicable Requirements, establish and maintain a system of: (i) records of operational information relating to the collection of Mortgage Loans, the conduct of default management services and the administration, management, servicing, repair, maintenance, rental, sale, or other disposition of

Mortgage Loans and Mortgaged Property and (ii) books and accounts, which shall be maintained in accordance with Accepted Servicing Practices, of financial information relating to the Mortgage Loans and the Mortgaged Properties. Information may be maintained on a computer or electronic system.
     (b) The Owner, the Owner Regulator, and their respective accountants, attorneys, agents, or designees may at the Owner’s expense upon reasonable prior written notice and at reasonable times during the Servicer’s regular business hours, examine the Servicer’s books and records relating to the Mortgage Loans and the Mortgaged Properties, and Servicer shall provide read-only electronic access to such books and records upon Owner’s request. Such records shall not include any proprietary or confidential information, as reasonably determined by the Servicer. In addition, the Servicer may provide to Owner at Owner’s expense, any other information reasonably requested by the Owner related to the Mortgage Loans and Mortgaged Properties, subject to compliance by the Servicer and Owner with the Applicable Requirements, including without limitation, the Gramm Leach-Bliley Act.
ARTICLE VII
REPORTS TO THE OWNER AND INVESTORS
     Section 7.1 Reports to the Owner and Investors.
     (a) Not later than the Reporting Date occurring in each calendar month (or not later than such other date as specifically set forth below) the Servicer shall prepare and deliver to the Owner mutually agreed upon reports which shall include the reports identified on Exhibit C and to the Investors the reports identified on Exhibit D in accordance with the Applicable Requirements. The Servicer shall deliver to the Investors a written remittance advice on each Remittance Date.
     (b) With respect to each month, the corresponding individual loan accounting report shall be received by each Investor no later than the Remittance Date occurring in the following month, which report shall contain mutually agreed upon data, which will include the following:
     (i) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any prepayment penalties or premiums, along with a detailed report of interest on principal prepayment amounts);
     (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;
     (iii) the amount of servicing compensation received by the Servicer since the preceding Remittance Date;
     (iv) the aggregate outstanding principal balance of the Mortgage Loans;
     (v) the aggregate of any expenses (including, without limitation, Pass-Through Expenses and Servicing Advances) reimbursed to the Servicer during the prior distribution period;

     (vi) a listing of (a) the paid-through date of each Mortgage Loan, (b) the Mortgage Loans as to which foreclosure has commenced, which foreclosure shall be carried out in the name of the Owner or the Owner Designee, (c) the Mortgage Loans with respect to which the related Mortgagors that have declared bankruptcy; and (d) the Mortgage Loans as to which REO Property has been acquired;
     (vii) a trial balance, sorted in the Investor’s assigned loan number order;
     (viii) a listing of all Mortgage Loans in which Servicer has received notice of a repurchase request or a Private Mortgage Insurer has initiated a cancellation of a Private Mortgage Insurance Policy;
     (ix) a schedule of Monthly Advances and Servicing Advances segregated by loan number within each Investor number;
     (x) a schedule of Mortgage Loans in which Servicer contemplates no longer making Servicing Advances in accordance with Applicable Requirements;
     (xi) a schedule listing Valuation dates for Mortgage Loans;
     (xii) a listing of Mortgage Loans subject to Loss Mitigation activities and the status of such activities; and
     (xiii) a listing of Mortgage Loans in which the Servicer has ceased making Servicing Advances.
     (c) Servicer may charge a fee for any services Servicer performs for an Investor outside the ordinary course of services provided under this Agreement including without limitation, for services that may require additional expense including use of Servicer IT resources or other Servicer resources; provided however, that Servicer shall not charge an Investor a fee for any routine audits or quality control reviews of Servicer conducted by an Investor or a third party engaged by Investor to perform such audit. The fee for such services shall be agreed to by the parties before Servicer shall be obligated to perform such services. Subject to Applicable Requirements, the Servicer may charge for any additional servicing reports, that are not customary in the mortgage servicing industry and for which the Servicer would undertake additional expense to prepare. The cost for such reports or modification to existing reports, including reports or data in electronic form, shall be agreed to by the parties before Servicer shall be obligated to produce such reports. Notwithstanding the previous sentence, if a requested report pertains to an Event of Default or other breach of this Agreement by the Servicer, the cost of such report or reports shall be borne by the Servicer.
     Section 7.2 Annual Independent Certified Public Accountants’ Servicing Report and Annual Statement of Compliance.
     (a) On or before March 28 of each year, beginning with March 28, 2012, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing of the

Mortgage Loans and that on the basis of such an examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, such firm confirms that such servicing has been conducted in compliance with this Agreement, except for such significant exceptions or errors in the records that, in the opinion of such firm, either the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac requires it to report.
     (b) Servicer shall deliver to Owner, on or before March 28th of each year beginning March 28, 2012, an Officer’s Certificate, stating that (i) a review of the activities of Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (ii) Servicer has complied with the provisions of this Agreement in all material respects, and (iii) to the best of such officer’s knowledge, based on such review, Servicer has fulfilled all its obligations under this Agreement throughout such year in all material respects, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by Servicer to cure such default.
     Section 7.3 Reports of Foreclosures and Abandonment of Mortgaged Property. The Servicer shall file, or cause to be filed, the information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonment of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J, 6050P and any comparable or successor provisions of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J, 6050P of the Code and any comparable or successor provisions.
     Section 7.4 Real Estate Owned Reports. Together with the statement furnished pursuant to Section 4.2 with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with an operating statement.
     Section 7.5 Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner Designee pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.
     Section 7.6 Reports to Credit Agencies. Servicer will furnish, in accordance with Applicable Requirements, accurate and complete information (i.e., favorable and unfavorable) for each Mortgagor to Equifax, Experian, and Trans Union Credit Information Company on a monthly basis.
     Section 7.7 Privacy.
     (a) Owner shall provide to Servicer a complete copy of its policies and procedures related to the privacy of Mortgagor information (“Privacy Policy”). Owner shall deliver to

Servicer all updates or modifications to the Privacy Policy no less than thirty (30) days prior to the date on which such update or modification becomes effective;
     (b) Servicer agrees to comply with the Privacy Policy, the Gramm-Leach-Bliley Act of 1999, the Interagency Guidelines Establishing Information Security Standards, as set forth in Appendix B to 12 C.F.R. Part 30 (“Interagency Guidelines”) and other Legal Requirements applicable to the privacy and security of Sensitive Information, and implement and maintain administrative, technical, and physical safeguards measures consistent with Applicable Requirements to: (i) ensure the security and confidentiality of Sensitive Information; (ii) protect against any anticipated threats or exposure to the security or integrity of such records; (iii) guard against unauthorized access to use of such records or information that could result in substantial harm or inconvenience to a Mortgagor; (iv) adopt and maintain reasonable procedures, as well as train its employees, to protect the security, confidentiality, and privacy of Mortgagors’ Sensitive Information including without limitation in connection with the disposal of Sensitive Information; and (v) not sell, transfer, rent or disclose to any third parties Mortgagors’ Sensitive Information, except for the limited purposes expressly set forth in this Agreement or otherwise agreed to by Servicer. Servicer acknowledges that the information security standards of the Interagency Guidelines shall apply to all Sensitive Information. Any customer information (as defined in the Interagency Guidelines) to be discarded shall be destroyed, shredded, permanently erased, or otherwise permanently rendered inaccessible and illegible.
     (c) Servicer routinely tests its infrastructure, including perimeter assets, systems and networks on not less than an annual basis; security programs to monitor, manage and report data security are conducted on a monthly basis. Upon reasonable prior notice, Owner may perform information security reviews on any systems, applications, networks, or sites, used or to be used by Servicer to store or maintain Sensitive Information, and request information and conduct follow-up interviews about the measures Servicer employs to safeguard confidential and customer information (each, a “Review”). Subject to Applicable Requirements, and provided the Review does not disrupt ordinary business operations of Servicer, the Review shall include, but not be limited to, physical inspection, external scan, internal scan, code review, vulnerability testing, process reviews, and reviews of system configurations. Owner may update its Review annually. In addition, if Servicer significantly enhances or upgrades its system or issued a new release or update of software, Servicer shall notify Owner prior to implementation so that Owner may update its Review.
     (d) Upon notice by Owner to Servicer that any response to a request for information or the results of any review has revealed or led to the identification of material security risks to the systems, applications, networks, or sites used by Servicer to store or maintain Sensitive Information hereunder, servicer shall respond to Owner in writing within ten (10) Business Days with Servicer’s plan to take commercially reasonable measures to promptly correct, repair, or modify the applicable system, application, network, or site to effectively eliminate the risks at no cost to Owner. If Servicer fails to so respond and/or fails to remedy the identified risks to the reasonable satisfaction of Owner within a time frame deemed to be reasonable by Servicer, it shall be considered an Event of Default under Section 9.1 hereunder. If Servicer detects, discovers, or is notified that an incident resulted in, or could result in, unauthorized destruction, loss, alteration of, or access to confidential or customer information, including a security breach of its computer system or its physical facilities, Servicer will promptly notify Owner and will provide Owner with such information it may need in order to allow Owner to meet its customer notification requirements. Servicer will also preserve all records and other evidence relating to the security incident. Servicer shall use its commercially reasonable efforts to mitigate any damage or liability resulting from such security incident, and shall comply with the applicable provisions in the Approval Matrix and the Applicable Requirements in connection with notification, mitigation, indemnity and cure of such incident.
     Section 7.8 Reporting. The Servicer shall prepare promptly each report required by Applicable Requirements including reports to be delivered to Investors and Agencies having jurisdiction over the servicing of the Mortgage Loans and the Escrow Accounts, shall execute such reports or, if the Owner must execute such reports, shall deliver such reports to the Owner for execution prior to the date on which such reports are due and shall file such reports with the appropriate Persons. The Servicer shall timely prepare and deliver to the appropriate Persons Internal Revenue Service forms 1098, 1099 and 1099A (or any similar replacement, amended or updated Internal Revenue Service forms) relating to any Mortgage Loan for the time period such Mortgage Loan has been serviced by the Servicer. The Owner shall be solely responsible for filing any other forms including, without limitation and to the extent applicable, forms 1041 and K-1 or any similar replacement, amended or updated Internal Revenue Service forms. The reports to be provided under this subsection shall cover the period through the end of the month following the termination of this Agreement or, in the case of reports to be sent to the Internal Revenue Service, the end of the calendar year following termination of the Agreement. To the extent it is an Acceptable Servicing Practice, the Servicer shall promptly prepare all reports or other information required to respond to any inquiry from, or give any necessary instructions to, any mortgage insurer, provider of hazard insurance or other insurer or guarantor, taxing authority, tax service, or the Mortgagor.
     Section 7.9 Compliance with Regulation AB. Servicer will perform its obligations as set forth in the Regulation AB Addendum executed by Owner and Servicer in the form attached hereto as Exhibit E.
     Section 7.10 Financial Statements, Annual Compliance and SAS Audit. The Servicer, at its sole expense, shall deliver to the Owner: (i) as soon as available (but in any event within 90 days following the end of each fiscal year of the Servicer commencing with the fiscal year of the Servicer ending December 31, 2011: (a) a consolidated balance sheet of the Servicer and its subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, audited (and certified by) by and accompanied by a report and opinion of a firm of independent certified public accountants of nationally recognized standing (and which is a member of the American Institute of Certified Public Accountants), which report and opinion shall have been prepared in accordance with generally accepted accounting principles consistently applied; and (ii) promptly upon the same becoming available, quarterly unaudited consolidated balance sheets and statements of income prepared following the applicable Servicing Transfer Date during the term hereof. On and after November 15, 2011, upon the written request of Owner, the Servicer, shall cause to be delivered to Owner a Type II SAS that covers the examination period April 1 through September 30, 2011, and Servicer shall deliver such Type II SAS (or such substantially similar report as may be the successor to the Type II SAS report) thereafter on an annual basis.

Servicer shall, unless (i) prohibited by Legal Requirements or (ii) privileged, share with Owner, upon reasonable notice and request, available external and regulatory reports directly related to the Mortgage Loans.
ARTICLE VIII
LIMITATIONS ON LIABILITY AND INDEMNIFICATION
     Section 8.1 Servicer Limitation on Liability and Indemnification by Owner.
     (a) Servicer shall not be deemed to have breached its standard of care in providing the services hereunder unless it or its directors, officer, agents, or employees have acted with negligence, recklessness, bad faith, or willful misconduct, and neither the Servicer nor any of the directors, officers, agents or employees thereof shall be deemed to have violated Servicer’s standard of care and thus liable to the Owner for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement or for errors in judgment that do not constitute negligence, recklessness, bad faith, or willful misconduct. The Servicer and any director, officer, agent, or employee of the Servicer may rely in good faith on any document of any kind which it reasonably believes has been properly executed and/or submitted by any appropriate Person respecting any matters arising hereunder.
     (b) Notwithstanding anything else contained in this Agreement, the Servicer does not assume any obligation to record the original Mortgage unless otherwise instructed to do so by the Owner or as may be required to establish a chain of title in connection with foreclosures of REO Property.
     (c) Servicer shall have no liability hereunder to Owner or any other Person with respect to a Servicing Advance or Pass-Through Expense not made timely, or discount not secured, due to Owner failing to timely pay to Servicer the required Servicing Advance or Pass-Through Expense amount pursuant to Section 4.19(a), and the Owner shall indemnify and hold harmless Servicer for any liability incurred by the Servicer.
     (d) As specifically provided in Section 2.4(a), the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that (i) is not incidental to the performance of its duties to service the Mortgage Loans in accordance with this Agreement, or (ii) exclusively involves allegations against the Owner, Investors, or prior owners or prior servicers of the Mortgage Loan, including without limitation any allegation or claim involving a violation or breach of any Predatory Lending Law; provided, however, that the Servicer may, with the prior written consent of the Owner, undertake any such action that it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable and customary legal counsel expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable and the Owner agrees to reimburse the Servicer for any such expenses, costs and liabilities as Pass-Through Expenses under the terms of this Agreement, except with respect to any expenses, costs and liabilities that are incurred solely as a result of a material breach of this Agreement, the negligence or willful misconduct of the Servicer that relate to actions pursuant to this Section.

     (e) The Owner shall indemnify and hold harmless the Servicer and its officers, employees, members, directors, affiliates and representatives (collectively, the “Servicer Indemnified Parties”) against any and all liability, cost and expense incurred by the Servicer including, without limitation, all losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs and judgments resulting from any claim, demand, defense or assertion asserted against any Servicer Indemnified Party in connection with: (i) any action with respect to the origination of a Mortgage Loan; (ii) any action of any originator, holder or servicer of the Mortgage Loans occurring prior to the related Servicing Transfer Date; (iii) a material breach by Owner of any representation, warranty, covenant, or obligation hereunder; (iv) any action by a mortgage insurer which constitutes a violation of Legal Requirements; (v) any document, instrument or any other information that is missing from the Servicing File on the Servicing Transfer Date that is necessary for the Servicer to service the Mortgage Loans; (vi) lost or misplaced user ID or password by Owner (or Owner’s designee); (vii) following the directions and instructions of the Owner (or its designee) or any Investor, (viii) any government, agency and private label securities claims related to the Mortgage Loans in process at the time of the Servicing Transfer Date, or to be filed at any time in the future relating to actions or omissions prior to the Servicing Transfer Date, or acts of the Prior Servicer related to such government, agency and private label securities claims or confusion with respect to such government, agency and private label securities claims caused by the transfer of servicing; (ix) servicing High Cost Loans; (x) any shortfalls in the Custodial Accounts, Escrow Accounts or Payment Clearing Accounts arising from reconciling items deemed to be an expense or not recoverable from any other means in any custodial, escrow or payment clearing account in connection with the transfer of such Custodial Accounts, Escrow Accounts and Payment Clearing Accounts from the Prior Servicer to the Servicer; (xi) any Optional Product Services; (xii) any consents or approvals required to be obtained, but not obtained, by Owner under Section 3.2(f) of this Agreement by Owner; (xiii) any failure by Servicer to service in accordance with the terms of any Servicing Agreements Owner did not provide or make available to Servicer under which Servicer will be responsible for servicing hereunder so long as Servicer otherwise services the Mortgage Loans that are the subject of such Servicing Agreements in accordance with Accepted Servicing Practices and instructions provided by Owner as to the manner in which such Mortgage Loans are to be serviced in accordance with the past servicing practices for such Mortgage Loans performed by the Prior Servicer; (xiv) any product and/or service used and/or provided by the Owner or any prior servicer that infringes or misappropriates any patent, copyright or similar intellectual property right (including, but not limited to, misappropriation of trade secrets) of a third party; (xv) any act or omission by Owner under any servicing, subservicing or similar agreements among Owner, Servicer, and an Investor that are entered into in connection with this Agreement; (xvi) any repurchase, make-whole or indemnification request under Section 4.24; and (xvii) any actions or omissions of an Investor or Prior Servicer with respect to any consent order, consent decree, settlement agreement or similar type of agreement entered into by such Investor or Prior Servicer with a governmental agency relating to residential mortgage loan servicing or foreclosure related practices; provided, however, that the Owner shall not be required to indemnify any Servicer Indemnified Party against (i) any such liability attributable to the willful misconduct, bad faith, negligence or reckless disregard of such Servicer Indemnified Party, (ii) the failure of such Servicer Indemnified Party to comply with any or all of Servicer’s covenants, obligations, warranties, or representations contained in this Agreement or the Applicable Requirements (unless such failure to comply is the result of a determination by the

Servicer that compliance with such covenant or obligation would not be permissible under the Legal Requirements), (iii) any actual or alleged contract dispute between Servicer and a person retained by Servicer to perform servicing related activities on its behalf; or (iv) Servicer’s relationships with any of its Affiliates, officers, directors, employees, (other than Owner). This indemnity shall survive the termination of this Agreement and the payment of the Mortgage Loans. The Servicer shall promptly notify the Owner of any liability or claim for which the Servicer expects to be indemnified pursuant to this Section.
     (f) The Owner shall be entitled to participate in and, upon notice to the Servicer, assume the defense of any action or claim described in Section 8.1(e) in reasonable cooperation with, and with the reasonable cooperation of the Servicer. The Servicer shall have the right to employ its own counsel in any such action in addition to the counsel of the Owner, but the fees and expenses of such counsel shall be at the expense of the Servicer, unless (i) the employment of counsel by the Servicer at the Owner’s expense has been authorized in writing by the Owner, (ii) the Owner has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the Owner and the Servicer, and the Servicer has been advised in writing by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Owner such that representation of both the Servicer and the Owner would represent a conflict of interest. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto, which consent shall not be unreasonably conditioned, withheld, or delayed. Any failure by the Servicer to comply with the provisions of this Section shall relieve the Owner of liability only if such failure is materially prejudicial to the position of the Owner and then only to the extent of such prejudice.
     Section 8.2 Owner Limitation on Liability and Indemnification by Servicer.
     (a) Neither the Owner, nor any of the directors, members, officers, agents or employees thereof shall be liable to the Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement. The Owner and any director, member, officer, agent, or employee of the Owner may rely in good faith on any document of any kind, which it reasonably believes has been properly executed and/or submitted by any appropriate Person respecting any matters arising hereunder.
     (b) The Servicer shall indemnify and hold harmless the Owner and its officers, employees, members, directors, affiliates and representatives (collectively, the “Owner Indemnified Parties”) against any and all liability, cost and expense incurred by the Owner, including, without limitation, all losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs and judgments resulting from any claim, demand, defense or assertion asserted against any Owner Indemnified Party in connection with (i) a material breach of any Servicer representation, warranty, covenant or obligation contained in this Agreement or under the Applicable Requirements, (ii) any product and/or service used and/or provided by the Servicer that infringes or misappropriates any patent, copyright or similar intellectual property right (including, but not limited to, misappropriation of trade secrets) of a third party and (iii) any act or omission by Servicer under any servicing, subservicing or similar agreements among Owner, Servicer, and an Investor that are entered into in connection with this Agreement;

provided, however, that the Servicer shall not be required to indemnify any Owner Indemnified Party against any such liability attributable to the willful misconduct, bad faith, gross negligence or reckless disregard of such Owner Indemnified Party or the failure of such Owner Indemnified Party to comply with any covenant or obligation applicable to it hereunder (unless such failure to comply is the result of a determination by the Owner that compliance with such covenant or obligation would not be permissible under the Legal Requirements). This indemnity shall survive the termination of this Agreement and the payment of the Mortgage Loans. The Owner shall promptly notify the Servicer of any liability or claim for which the Owner expects to be indemnified pursuant to this Section.
     (c) The Servicer shall be entitled to participate in and, upon notice to the Owner, assume the defense of any action or claim described in Section 8.2(b) in reasonable cooperation with, and with the reasonable cooperation of the Owner. The Owner shall have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel shall be at the expense of the Owner, unless (i) the employment of counsel by the Owner at the Servicer’s expense has been authorized in writing by the Servicer, (ii) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the Servicer and the Owner, and the Owner has been advised in writing by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Servicer such that representation of both the Servicer and the Owner would represent a conflict of interest. The Owner shall not be liable for any settlement of any such claim or action unless the Owner shall have consented thereto (which consent shall not be unreasonably conditioned, withheld or delayed). Any failure by the Owner to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.
ARTICLE IX
EVENTS OF DEFAULT
     Section 9.1 Events of Default. The following events shall each constitute an “Event of Default” under this Agreement:
     (a) Any failure by the Servicer to deposit into the designated account or remit to the Owner any amount required to be so deposited or remitted under this Agreement on the date required under this Agreement within two days of the date such amount is due;
     (b) The Servicer shall fail to provide to the Owner any report required by this Agreement to be provided to the Owner within three days of the date such report is due;
     (c) The entry against the Servicer or the Owner of a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) consecutive days;

     (d) The Servicer or the Owner shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such party or of or relating to all or substantially all of the property of such party;
     (e) The Servicer or the Owner shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of any of the foregoing;
     (f) The Servicer shall be merged or consolidated into any Person or the Servicer or the Owner shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder, in each case except as permitted by this Agreement;
     (g) The Servicer transfers or otherwise disposes of all or substantially all of its assets;
     (h) The inability of the Servicer to, or the Servicer loses its authority under any applicable government entity to, perform any material obligation hereunder;
     (i) The failure of the Servicer to maintain its license to conduct business or service residential mortgages in any jurisdiction where the Mortgaged Properties are located;
     (j) Any breach by the Owner or the Servicer of a representation or warranty made in Article III hereof (other than, in the case of the Owner, a representation or warranty set forth in Section 3.3(b) or Section 3.3(c) hereof) or any failure by the Owner or the Servicer to perform any of their respective material obligations hereunder, which (except for any alternative cure period provided for in the Approval Matrix or SLAs) such breach or failure continues unremedied for a period of thirty (30) days after the earlier of: (1) knowledge of such party of such breach or failure; and (2) the date on which written notice of such breach or failure requiring the same to be remedied shall have been given to such party; or
     (k) The failure of Owner to remit the amounts specified in Section 4.19(a) within two Business Days of the timeframes specified therein.
     (l) If and to the extent that either party knows, discovers or determines at any time that such party has breached a representation or warranty or failed to perform any of its material obligations under this Agreement, such party shall promptly notify the other party in writing of such event. A party may waive any default by the other party in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE X
TERM AND TERMINATION
     Section 10.1 Term of Agreement. The term of this Agreement (the “Term”) shall commence as of the date of this Agreement and shall end at the close of business on the date which is the third anniversary following the date of this Agreement; provided however, that the Parties may terminate this Agreement prior to the expiration of the Term in whole or in part as permitted in this Article. This Agreement may be renewed by Owner for one or more successive three (3) year periods, upon notice by Owner to Servicer at least ninety (90) days prior to the expiration of the then current Term.
     Section 10.2 Termination by Servicer; Limitation on Resignation.
     (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except: (i) by mutual consent of the Servicer and the Owner, (ii) upon Servicer’s good-faith determination that its duties hereunder are no longer permissible under Legal Requirements and such incapacity cannot be cured by the Servicer or the Servicer determines in good faith that curing such incapacity is not commercially reasonable, (iii) upon not less than one hundred eighty (180) days’ prior written notice to Owner after receipt of notice from Owner that it will not consent to an increase in the Servicing Fees as provided in Section 5.3 or (iv) the date designated by the Servicer following the occurrence and during the continuance of an Event of Default with respect to the Owner, subject to compliance with the Applicable Requirements for the transfer of the servicing of the Mortgage Loans. The Servicer shall promptly notify the Owner of any determination of the type described in clause (ii) above. In the event Servicer terminates this Agreement pursuant to clause (iii) above, Servicer shall pay to Owner a termination fee equal to [*] per Mortgage Loan being transferred to a successor servicer, along with the Clawback Fee (which fee shall be calculated on a pro-rated basis in the event the termination of this Agreement occurs prior to the second anniversary following the Servicing Transfer Date of the Permanent Loan Portfolio, a example of such pro-ration is provided on Schedule V attached hereto).
     (b) In the event this Agreement is renewed by Owner for one or more successive three (3) year periods, upon notice by Servicer to Owner prior to the expiration of the then current Term, Servicer may propose modifications to the Servicing Fee schedule attached hereto as Schedule II. In the event the parties are unable to reach an agreement as to a modified Schedule II within ninety (90) days after notice is provided by Servicer to Owner, Servicer shall have the right to terminate the Agreement without cause by providing Owner one hundred and eighty (180) days prior written notice.

*	[Confidential treatment requested]

     Section 10.3 Termination by Owner.
     (a) Owner may, by written notice to Servicer, terminate this Agreement in its entirety, or with respect to a portion of the Mortgage Loans and REO Property:
     (i) as of the date designated by the Owner following the occurrence and during the continuance of an Event of Default with respect to the Servicer, subject to compliance with the Applicable Requirements for the transfer of the servicing of the Mortgage Loans; or
     (ii) as of the date designated by the Owner upon at least ninety (90) calendar days’ written notice from Owner to Servicer; provided that the Owner may not terminate the Agreement in its entirety during the initial two (2) years of the Term pursuant to this Section 10.3(a)(ii).
     (b) Owner shall identify, in its written notice, those Mortgage Loans as to which termination shall be effective if termination relates to a portion of the Mortgage Loans and not to the Agreement in its entirety. This Agreement shall remain in full force and effect in all respects with respect to the continued subservicing of Mortgage Loans not subject to such partial termination.
     Section 10.4 Transfer to Successor Servicer.
     (a) In the event of a termination of this Agreement, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Owner at the time that the servicing functions are transferred from Servicer to the successor servicer. The Servicer shall cooperate with the Owner and successor servicer in effecting the termination of the Servicer’s responsibilities and rights hereunder.
     (b) Upon termination of the Agreement, Servicer shall, in accordance with Applicable Requirements, with respect to each Mortgage Loan as to which termination is effective: (i) account for and turn over to Owner (or its designee) all funds collected under such Mortgage Loan, less only the compensation then due Servicer including any unpaid Servicing Fees and unreimbursed Servicing Advances and Pass-Through Expenses made by Servicer, (ii) advise the related Mortgagor in accordance with the Applicable Requirements that its Mortgage Loan will henceforth be serviced by Owner, Owner’s Designee, Investor or Investor’s designee, as directed by Owner, (iii) promptly deliver to Owner, Investor (or their designees), as directed by Owner, all records and documents relating to such Mortgage Loan that it may have in its possession, and (iv) if applicable, notify the applicable Investor, Insurer or other party as required under the terms of any securitization on Owner’s behalf of such termination in accordance with Applicable Requirements, and (v) otherwise reasonably assist in the orderly transfer and conversion of the servicing of the terminated Mortgage Loan from Servicer’s systems to Owner or an Owner designee and, in connection therewith, take all such actions as may be reasonably requested by Owner or an Owner Designee. If applicable, Owner also shall be obligated to advise the related Mortgagor in accordance with the Applicable Requirements that its Mortgage Loan will henceforth be serviced by Owner, an Owner Designee, Investor or Investor’s designee, as applicable.
     (c) Upon termination of this Agreement (i) the Servicer shall, upon written request of Owner prepare, execute and deliver to the successor servicer all related Servicing Files; however, the Servicer may retain copies of Servicing Files to the extent necessary to comply with the Applicable Requirements; and (ii) (x) if the Agreement is terminated pursuant to Sections 10.2(a)(i), 10.2(a)(iii), 10.2(a)(iv), 10.2(b), or 10.3(a)(ii), the Owner shall pay all the Servicing Transfer Costs or (y) if the Agreement is terminated pursuant to Sections 10.2(a)(ii) or 10.3(a)(i), the Servicer shall pay all the Servicing Transfer Costs. Pursuant to the preceding sentence, the Owner or Servicer, as applicable, shall pay all Servicing Costs associated with any such transfer. Any remaining amounts pursuant to the preceding sentence shall be remitted by the Owner or Servicer, as applicable, to the other party no later than thirty (30) days after the Released Servicing Date. Servicer shall do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including the transfer and endorsement or assignment of the Mortgage Loans and related documents.
     (d) Servicer shall transfer to successor servicer for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Accounts or thereafter received with respect to the Mortgage Loans. Notwithstanding any other term of this Agreement to the contrary and in all circumstances under which this Agreement is terminated, the Servicer shall be entitled to offset against deposits in the Custodial Account all unreimbursed Servicing Fees, Servicing Advances and Pass-Through Expenses from any amounts due and owing to the Owner or successor servicer at the time of a corresponding servicing transfer. Notwithstanding any other provision contained herein to the contrary, the Servicer shall not be obligated to transfer servicing of the Mortgage Loans until such time as the Servicer is paid all amounts due the Servicer under this Agreement.
     (e) In the event of a termination of this Agreement in accordance with Sections 10.2(a)(i), 10.2(a)(iv), 10.2(b), or 10.3(a)(ii), a fee set forth on Schedule II hereof (the “DeBoarding Fee”) shall be payable to Servicer for each outstanding Mortgage Loan; provided, however, that no such De-Boarding Fee shall be payable if the transferee is the Servicer or an Affiliate of Servicer (and such De-Boarding Fee shall be the only fee payable to the Servicer in connection with such transfer, other than all fees and other amounts due Servicer hereunder and Servicing Transfer Costs). If Owner terminates this Agreement in whole or in part pursuant to Section 10.3(a)(ii) or the Agreement is terminated pursuant to Section 10.2(a)(iv), Owner shall also pay Servicer an early termination fee (“Early Termination Fee”), the amount of which will be calculated in accordance with Schedule II attached hereto; provided however that no Early Termination Fee shall be payable if the transferee is the Servicer or an Affiliate of Servicer and any Mortgage Loans transferred to Servicer or an Affiliate of Servicer shall not be included in the calculation of the percentage of Mortgage Loans transferred in calculating any Early Termination Fees arising from subsequent transfers of the servicing with respect to the Mortgage Loans.
     (f) This Section shall survive any termination of this Agreement and any termination of this Agreement shall not prejudice the rights of Servicer to recover any amounts due Servicer under this Agreement.

ARTICLE XI
MISCELLANEOUS PROVISIONS
     Section 11.1 Protection of Confidential and Proprietary Information.
     (a) The Servicer shall keep confidential and shall not divulge to any party, without the Owner’s prior written consent, the terms and provisions of this Agreement, including, without limitation, the purchase price paid by the Owner for the Mortgage Loans, REO Properties and/or rights transferred pursuant to this Agreement or any information pertaining to such Mortgage Loans, REO Properties and/or rights, or any Mortgagor thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities, or other governmental agencies, insurance carriers, any property inspector, or other Person necessary to fulfill the Servicer’s obligations hereunder. The Owner shall keep confidential and shall not divulge to any party, without the Servicer’s prior written consent, the terms and provisions of this Agreement, except to the extent that it is appropriate for the Owner to do so in working with legal counsel, auditors, taxing authorities, or other governmental agencies, insurance carriers, any property inspector, or other Person necessary to fulfill the Owner’s obligations hereunder. Notwithstanding any provision of this Agreement, the trademarks, trade secrets, know-how, business methods and practices, internal procedures and other intellectual property and confidential information of the Servicer or the Owner, respectively (“Proprietary Information”) shall remain vested in the Servicer and the Owner, respectively, and are not hereby transferred to the other party, and the Servicer and the Owner shall have the right to take all actions necessary to protect their Proprietary Information. Notwithstanding the above, each party (and each employee, representative, or other agent of a party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.
     (b) Except as otherwise set forth herein, the Servicer agrees that it shall not refer to or use the Owner’s name or any derivation or significant portion of such name in any manner in any of its servicing, enforcement or collection activities with respect to any Mortgage Loan or in any advertising, printed material, electronic medium or other medium, without first obtaining the named party’s prior written consent, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities, or other governmental agencies, insurance carriers, any property inspector, or other person necessary to fulfill the Servicer’s obligations hereunder. The Servicer shall inform its subservicers, contractors, advisors and agents of the restriction stated in this subparagraph (b) and shall take commercially reasonable steps to cause such parties to conduct their activities relating to the Mortgage Loans and REO Properties in compliance herewith. No such named party shall have any obligation to give any such written consent and may withhold the same in its sole and absolute discretion.
     (c) In the event either party or any of its representatives are requested or required (by oral question, interrogatories, request for information or documents, subpoenas, civil investigation or similar process) to disclose any confidential information such party will, unless prohibited by law, provide the other party with prompt notice of such requests so that the other party may seek an appropriate protective order, or if appropriate, waive compliance with the provisions of this Section; provided, however, the failure to provide prompt notice as herein provided shall affect the obligations of the other party only to the extent that the other party is prejudiced thereby. Either party will use commercially reasonable efforts to assist the Owner in obtaining such a protective order.
     (d) Each party acknowledges and agrees that any disclosure of the other party’s confidential information except as permitted in this Agreement may cause serious and irreparable damage to the other party for which there may be no adequate remedy at law. Without limiting the other party’s rights and remedies which are otherwise available, the other party shall be entitled to seek equitable relief including, without limitation, an injunction, restraining order or specific performance for any breach of this Section or Section 7.7 by such party. Each party waives any securing or posting of any bond in connection with such remedy.
     Section 11.2 Notices.
     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given as of the next Business Day if sent by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

if to the Owner	[*]

if to the Servicer	[*]

if to the Custodian (Whole Loan Portfolio)	[*]

if to Custodian (other than Whole Loan Portfolio)	See Schedule IX
     Section 11.3 Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Legal

*	[Confidential Treatment Requested]

Requirements, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.
     Section 11.4 Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.
     Section 11.5 Place of Delivery and Governing Law. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.
     Section 11.6 Waiver of Jury Trial. Each party hereby knowingly, voluntarily and intentionally, waives (to the extent permitted by Legal Requirements) any right it may have to a trial by jury of any dispute arising under or relating to this Agreement and agrees that any such dispute shall be tried before a judge sitting without a jury.
     Section 11.7 Further Agreements. The Owner and the Servicer agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.
     Section 11.8 Successors and Assigns; Assignment of Servicing Agreement.
     (a) This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer and the Owner and the respective permitted successors and assigns of the Servicer and the Owner. Except as contemplated by Section 11.8, the Servicer shall not assign this Agreement or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall not be unreasonably withheld.
     (b) The Owner may assign its rights and obligations under this Agreement with respect to some or all of the related Mortgage Loans without the consent of the Servicer. The Servicer agrees to cooperate with the Owner in connection with any such assignment including, without limitation, executing such documents and entering into such agreements in order to give effect to such assignment. Except as otherwise provided in this Agreement, upon any such assignment and written notice thereof to the Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Owner under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Mortgage Loans, shall be deemed to be a separate and distinct Agreement between the Servicer and the assignee of the related Mortgage Loan or Loans.
     (c) Notwithstanding any other provision of this Agreement, Servicer shall have the right following thirty (30) days’ notice to the Owner to assign, transfer and pledge any right Servicer has to receive payment under this Agreement without the consent of the Owner.

     Section 11.9 Merger or Consolidation of the Servicer. Notwithstanding anything herein to the contrary, any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person must be an entity: (i) having a net worth of not less than $50 million, (ii) that is an FHA- Approved Mortgagee and a Freddie Mac or Fannie Mae approved servicer in good standing and (iii) that otherwise has all licenses and approvals required to comply with the Applicable Requirements. In addition, any successor to the Servicer shall be solely responsible for any costs or expenses incurred with respect to the Mortgage Loans arising in connection with such transaction.
     Section 11.10 Independent Contractor. Servicer will perform its obligations under this Agreement as an independent contractor and not as an employee or agent of Owner, and none of Servicer’s personnel shall be entitled to receive any compensation, benefits or other incidents of employment from Owner. Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between Owner and Servicer, nor be deemed to constitute Servicer or Owner the employee or agent of the other. Neither Servicer nor Owner shall be or become liable or bound by any representation, act, or omission whatsoever of the other party.
     Section 11.11 Entire Agreement; Amendments and Waivers. This Agreement (including the schedules and exhibits attached hereto), represent the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and thereof. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
     Section 11.12 Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
     Section 11.13 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
     (a) The terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;
     (c) References herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;
     (d) A reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;
     (e) The words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular provision;
     (f) The term “include” or “including” shall mean “including without limitation”; and
     (g) The terms “best efforts” or “reasonable efforts” shall not be interpreted to require the Owner or the Servicer, as the case may be, to initiate or participate in any litigation, arbitration or proceeding or to incur expenses in excess of those explicitly set forth in this Agreement or as are otherwise commercially reasonable.
     Section 11.14 Reproduction of Documents. This Agreement and all documents relating thereto, including: (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed to this SERVICING AGREEMENT by their respective officers duly authorized as of the date first above written.

OWNER:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Charles T. Tuggle Jr.

Name:	Charles T. Tuggle Jr.

Title:	Executive Vice President & General Counsel

SERVICER

NATIONSTAR MORTGAGE LLC

By:	/s/ Anthony H. Barone

Name:	Anthony H. Barone

Title:	CEO & President

Servicer’s subsidiary, Harwood Service Company, LLC joins in this Agreement for the sole purpose of agreeing to perform the obligations on behalf of Servicer pursuant to Section 4.29 of this Agreement.

HARWOOD SERVICE COMPANY, LLC

By:	/s/ Anthony H. Barone

Name:	Anthony H. Barone

Title:	CEO & President

Schedule I
SERVICE LEVEL AGREEMENT (SLA)
for
ACCOUNTING
between
First Tennessee Bank
As Servicer
and
Nationstar
As Sub-Servicer
powering your dreams

OVERVIEW
Purpose
The purpose of this Service Level Agreement (SLA) is to provide a basis for cooperation between First Tennessee Bank and Nationstar for Accounting operations support, functions, and reporting duties and responsibilities. The SLA is contingent on each party knowing and fulfilling their responsibilities and generating an environment conducive to the achievement and maintenance of targeted service levels outlined below.
Objectives of SLA
•	To create an environment which is conducive to a cooperative relationship between First Tennessee and Nationstar and to ensure the availability and delivery of services to First Tennessee.

•	To document the responsibilities of all parties taking part in the SLA with the common goal of meeting established service levels.

•	To define, in detail, the Advance Settlement process and reconciliation responsibilities between First Tennessee Bank and Nationstar.

•	To define, in detail, the responsibility, requirements and service level standards surrounding the reconciliation and settlement of custodial and escrow accounts.

•	To define, in detail, the monthly and other periodic reports to be delivered by Nationstar and the level of service which will be expected.

•	To define, in detail, the monthly settlement process and billing of services between First Tennessee Bank and Nationstar.

•	To define automation requirements (General ledger interface).

•	To define, in detail, the service requirements and monthly reports associated with the RY Excess Service Fee Transaction.

•	To provide a common understanding of service requirements and of the principles involved in the measurement of service levels.

•	To manage evolution of the SLA through coordinated change management procedures.
Period of SLA
This SLA will commence on the date specified in the Subservicing Agreement between First Tennessee and Nationstar following the acceptance by both parties and will continue until such agreement is terminated or amended.
Modifications to the SLA
This SLA may be changed or modified at any time upon the written mutual agreement of the parties.

SERVICE LEVEL AGREEMENT
Advance Daily Settlement of Funds
To be completed as per process map outlined below and in Exhibit A: FTB Treasury / Settlement Process — Nationstar.
[*]

*	[Confidential Treatment Requested]

Custodial and Escrow Accounts
Nationstar shall be responsible for all collection, remittance and reconciliation of all custodial and escrow accounts and shall furnish upon request copies of custodial/escrow reconciliations required by First Tennessee for compliance purposes and audit support activities. Nationstar will be responsible for the transition and reconciliation of all related custodial/escrow account balances during the phased transition to insure proper and orderly transfer of balances from depository accounts maintained at First Horizon to depository accounts that will be maintained at Wells Fargo in accordance with the terms and structure of the subservicing agreement. Nationstar will also provide ongoing support and reporting necessary for First Tennessee to perform P&I, T&I and Corporate Advance general ledger reconciliation activities.
Monthly Settlement and Billing of Services
To be completed as per process map outlined above and in Exhibit A: FTB Treasury / Settlement Process — Nationstar and Exhibit A(i): FTB Invoice.

Automation Requirements
The General Ledger Interface shall be completed and tested prior to the transfer of the Permanent Portfolio on 8/1/2011.

Reports
General Servicing
As part of the Servicer/Subservicer relationship, Nationstar has an obligation to provide consistent and accurate delivery of certain data files and reports to First Tennessee. Nationstar is required to send certain data files in accordance with the parameters stated below. For detailed service-levels, see Table 1.1 — Data files & Reports.
First Tennessee and Nationstar will transmit data through a secure channel unless otherwise specified or otherwise agreed upon. [Secure FTP, Connect direct. Dedicated line/pipe creating a private network between the two parties.]
Parallel testing of reports, interfaces financial procedure and controls will be conducted. First Tennessee reserves the right to modify reporting requirements and service levels as necessary to support internal Accounting operations and functions, with sufficient notice provided to Nationstar.
Custom development reports are subject to change upon receipt of specifications.
Table 1.1

Count	Current State Memphis Accounting Report	Future Nationstar Report Name	Due Date	Frequency
1	Escrow & Corporate Advance Amounts	Advances Summary via Reporting Package Daily/Monthly	Daily/ 5th BD	Daily/Monthly
2	GNMA Guaranty Fees	LSAMS 11710D	2nd	Monthly
3	Portfolio Stats and Delinquency percentages	Nationstar Servicing Book	7th	Quarterly
4	P139	SR410UR-02 & Supplemental Reporting Package	Daily & EOM Cutoff	Daily & EOM Cutoff
5	P129 / P130	SRV105C-01	Daily	Daily
6	S210	SRV510C-01 (Daily Transaction Journal)	Daily	Daily
7	S214	SR41OUR-03 CTJ)	2nd	Monthly
8	S215	SR41OUR-03 (CTJ)	2nd	Monthly
9	FTBANK Excel file	Sample Reporting Package	5th BD	Monthly
10	P110	SRV403C	Daily	Daily
11	TR01/TR02	SRVMLD	2nd	Monthly
12	FNMA Lasr File Layout	SRVDSR	2nd	Monthly
13	Poolhdr File Layout	SRVCHGV	2nd	Monthly
14	EOMTapeData File Layout	Additional File	2nd	Monthly
15	FTB_FnmaFas 140	Custom Creation	2nd	Monthly
16	FTB-RecourseLoansInvLntySummReport	Custom Creation	7th	Quarterly
17	FTB-01ProgAnalSumm	Custom Creation	7th	Quarterly
18	Graybar Reports	Custom Creation	2nd	Monthly
19	FTB-Inv163Summ	LPMA	Daily	Daily
20	FTBank Zip File (CPI Download) S5VT & FTBANK09 Access Files	LPMA	Daily	Daily
21	Allen Report	Custom Creation	7th	Quarterly
22	S2TT Daily Interest Accrual Report	SRV111C-01 (Daily) and SRV120C-01 (Monthly)	Daily	Daily/Monthly

Count	Current State Memphis Accounting Report	Future Nationstar Report Name	Due Date	Frequency
23	T30L	Custom Creation	7th	Quarterly
24	FTB — Servicefeeaccrual_Excel	Custom Creation	2nd	Monthly
25	FTB — PendingSales-Servicefeeaccrual_Excel	SRV245	2nd	Monthly
26	FTB — AccruedLateCharges_Excel	Custom Creation	2nd	Monthly
27	CPI Extract for Bancware — BWCPI.txt created in job FCM4803M	Custom Creation	2nd	Monthly
28	Regulatory and SEC Reporting: S51Z, RC-C, RC-P, RC-S, RC-M	Custom Creation	7th	Quarterly
29	Loans Held for Sale and Portfolio Loans — RC-C Memo	Custom Creation	7th	Quarterly
30	FH Subservicing Portfolio Walkforward	Nationstar Servicing Book	7th	Quarterly
31	FTB_S214	SR410UR-03	Cutoff on 15th; Delivery by 17th	Monthly
32	FTB_S215	SR410UR-03	Cutoff on 15th; Delivery by 17th	Monthly
33	List of Excess Service Fees	Custom Creation	Cutoff on 15th Delivery by 17th	Cutoff on 15th, Delivery by 17th
34	FTB_T691P1_BONY.xls	SRV511C-01 DTJ or SRV676R-03)	Daily	Daily
35	FNMA Guaranty Fees	Investor Reporting Process	5th BD	Monthly
36	BONY Credit Losses Summary	BONY Credit Losses Summary	7th	Quarterly
37	Denked Loans — Report & Journal Voucher	Sample Reporting Package — Charge off worksheet	5th BD	Monthly
38	Loss Ana Reclass	Sample Reporting Package — Charge off worksheet	5th BD	Monthly
39	Low balance Buyouts	Investor Reporting Process	2nd	Monthly
40	SAS 70 Type 2 Report	SAS 70 Type 2 Report	TBD	TBD
41	GL Interface File	GL Interface File	Daily	Daily
42	NA	Daily Trial Balance — SRV581C-01 & SRV581C-04	Daily	Daily
43	NA	Interest Accrual and Specifications — SRV120C-01	2nd	Monthly
44	NA	EOM Trial Balance Sample Reporting Package	5th BD	Monthly

RY Excess Service Fee Transaction
RY Transaction Summary
[*]
MountainView
Nationstar will provide the following data files directly to MountainView on a monthly basis:
MLD
DSR
SRVCHGV
Additional File

*	[Confidential Treatment Requested]

CHANGE MANAGEMENT
CHANGE CONTROL REQUIREMENTS
Nationstar shall comply with the change control requirements in this section.
Prior to using any new software or new equipment to provide the Services, Nationstar shall have verified that the item has been properly tested, installed, is operating in accordance with its specifications, and is performing its intended function in a reliable manner.
Nationstar shall not make the following changes including implementing a change in reporting or data delivery without written approval from First Tennessee:
•	a change that would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure

•	a change increasing First Tennessee’s Charges under the Agreement
NOTICE OF CHANGES
Nationstar shall keep First Tennessee informed of all changes to the environment used to provide this Service to the extent that It would require First Tennessee to modify or make adjustments in their environment in accordance with the following:
•	Nationstar shall notify First Tennessee, at least 7 (seven) days in advance of and within 2 (two) days following, planned material changes made to the Services that would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure.

•	In the event of an emergency affecting Services, Nationstar shall document and promptly report such Emergency Changes to First Tennessee. Emergency is defined as an event that affects the delivery of services that would affect the agreed upon SLA’s as defined in this agreement.

PROBLEM MANAGEMENT
Nationstar shall have a methodology to identify and mitigate system incidents that impact Services provided to First Tennessee Bank. Ultimately, the goal of every service provider is to provide their Services in an environment that is problem-free. However, for those rare situations where problems arise affecting the ability of the provider to deliver the Services, the following problem management procedures will be observed.
PROBLEM MANAGEMENT REQUIREMENTS
Nationstar shall comply with the Problem Management requirements defined in this section.
Nationstar shall investigate the cause of all critical incidents affecting Services and shall record and track operational problems through closure. Nationstar will periodically update First Tennessee on the status of outstanding problems.
Nationstar follows a rigorous problem management process that can be periodically reviewed by First Tennessee.
PROBLEM REPORTING
Nationstar shall provide First Tennessee with:
•	Preliminary cause analysis findings for all Critical Incidents within two (2) Business Days of the resolution of the incident. A critical incident is defined as an incident that has caused an agreed upon SLA per this agreement to be missed. Nationstar will provide:
o	Actions taken to resolve the incident

o	Actions being taken to drive towards root cause

o	Actions being taken to prevent an incident recurrence
•	Cause analysis reports for Critical Incidents within five (5) Business Days of the resolution.
o	Problem Summary

o	Problem Details

o	Cause

o	Timeline of Events

o	Response/Follow-up Actions to prevent an incident recurrence
AUDIT SUPPORT
Nationstar shall support First Tennessee audits as outlined in the Subservicing Agreement between First Tennessee and Nationstar.

Exhibit A
[*]

*	[Confidential Treatment Requested]

Exhibit A(i)
Nationstar Mortgage Servicing Fee Sample Invoice
Monthly Servicing & Other Incentive Fee Calculations

Gross Service Fees All Investors (Summary of Daily Remittances)	$0.00

	Fee (per loan)		$ Amount
Basic Servicing Fees:
[*]	$0.00	—	$0.00
[*]	$0.00	—	$0.00
[*]	$0.00		$0.00

[*]	$0.00	—	$0.00

[*]	$0.00	—	$0.00

[*]	$0.00	—	$0.00
[*]	$0.00	—	$0.00
[*]	$0.00	—	$0.00

[*]
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		0	$0.00
[*]		—	$0.00
[*]		—	$0.00
[*]
[*]		0	$0.00
[*]		0	$0.00
[*]
[*]		0	$0.00
[*]		0	$0.00
[*]		—	$0.00
[*]		—	$0.00
		Total [ ] Servicing/Other Fees
[*]
[*]

*	[Confidential Treatment Requested]

SERVICE LEVEL AGREEMENT (SLA)
for
MORTGAGE SERVICING DATA & REPORTING
between
First Tennessee Bank
As Servicer
and
Nationstar
As Sub-Servicer

powering your dreams

OVERVIEW
Purpose
The purpose of this Service Level Agreement (SLA) is to provide a basis for cooperation between First Tennessee Bank and Nationstar for data transmission and operations, credit, and management reporting duties and responsibilities. The SLA is contingent on each party knowing and fulfilling their responsibilities and generating an environment conducive to the achievement and maintenance of targeted service levels outlined below.
Objectives of SLA
•	To create an environment which is conducive to a cooperative relationship between First Tennessee and Nationstar and to ensure the availability and delivery of services to First Tennessee.

•	To document the responsibilities of all parties taking part in the SLA with the common goal of meeting established service levels.

•	To define, in detail, the loan-level data provided on a daily and monthly basis to be delivered by Nationstar and the level of service which will be expected.

•	To define, in detail, the monthly and other periodic reports to be delivered by Nationstar and the level of service which will be expected.

•	To provide a common understanding of service requirements and of the principles involved in the measurement of service levels.

•	To manage evolution of the SLA through coordinated change management procedures.
Period of SLA
This SLA will commence on the date specified in the Subservicing Agreement between First Tennessee and Nationstar following the acceptance by both parties and will continue until such agreement is terminated or amended.
Modifications to the SLA
This SLA may be changed or modified at any time upon the written mutual agreement of the parties.

SERVICE LEVEL AGREEMENT
Data & Files
As part of the Servicer/Sub-Servicer relationship, Nationstar has an obligation to provide consistent and accurate delivery of certain data files to First Tennessee. Nationstar is required to send certain data files in accordance with the parameters stated below. For detailed service-levels, see Table 1.1 — Data & Files.
First Tennessee and Nationstar will use transmit data through a secure channel.
LOAN-LEVEL DATA
Nationstar will provide a loan-level feed of all loans containing servicing data. The loan-level file contains specific fields of data
Nationstar will deliver the loan-level file on a daily basis. If the file is unavailable; a Nationstar representative will contact the designated First Tennessee representative immediately and provide information on when file will be delivered.
Table 1.1 — Data & Files

		Activity Service Level	Time of
Data	Measurement	Targets	Delivery	Reference
Loan-level Data (Daily (Business Days-ie. not Saturday, Sunday nor Holidays).	Daily loan-level file delivered by 3am.	File contains 100% of all fields specified in Daily File Required Fields Table.	Daily at 3:00am	Appendix A — Table 1

Table 1.2 — Daily File Required Fields

Format
(Date, Number,
Field #	# Area Field Name	Description of Field	Text, etc)	Criteria
	LOAN	A number that uniquely identifies a loan.
	MTH_KEY	Identifies the effective month the servicing tape
	LNUM	Loan Number of Investor
	CAT_CD	A number that uniquely identifies the investor category. Also known as category or aggregate.
	INVESTR_ID	Investor ID
	DT_NXT_PMT_DUE	Date Next Payment Due
	AMT_ESCRW_ADV_BAL	Amount of Escrow Advanced Balance
	AMT_ESCRW_BAL	Amount of Escrow Balance
	AMT_T_I_MONTHLY	Amount of Taxes & Insurance Monthly
	ORIG_INT_RATE	Original Interest Rate
	AMT_FIRST_P_I	Amount First Principal & Interest
	AMT_FIRST_PRIN_BAL	Amount First Principal & Interest Balance
	FORECLS_STOP_CD	The user-defined code that indicates the foreclosure status of the loan.
	LOAN_TYPE	Loan Type
	APR	Annual Percentage Rate
	DT_LOAN_CLOSNG	Date of Loan Closing
	MAN_CD	A user-defined code to assign loans to collectors and to allow various sort sequences on collection and hazard reports.
	AMT_MONTHLY_MI	Amount of Monthly Mortgage Insurance
	DT_PENDNG_MTGE	Effective date (month and year with day set to 01) of a pending mortgage change.
	NUM_NXT_PAYMT	Number of Next Payment
	OLD_INVESTR_ID	Old Investor ID
	AMT_ORIG_MTG	Amount of Original Mortgage
	AMT_PROP_VALUE	The appraised dollar value of the property or the purchase price. Used for loans covered by PMI to determine when the principal balance falls below 75% of property value.
	PROP_STATE_CD	An IBM code that indicates the state in which the property is located.
	PROP_ALPHA_STATE_CD	The state of the expanded property address.
	AMT_SUSPENS_BAL	The amount of funds in suspense pending research to determine what portion goes to principal, interest, late charge, escrow, insurance, etc. on unapplied payments.
	LOSS_MITIGATN_TYPE	Loss Mitigation Type
	AMT_TOT_PAYMT	Amount of Total Payment
	ARM_LIFE_MAX_IR_DEC_RATE	The maximum rate decrease allowed from the original interest rate over the life of the loan.
	ARM_LIFE_MAX_IR_INC_RATE	The maximum rate increase allowed from the original interest rate over the life of the loan.
	ARM_IND	A code that indicates if the loan is an ARM.
	DT_LOSS_MITIGATN	Date of Loss Mitigation
	AMT_NON_RECOV_CORP_ADV_BAL	Amount of Non-Recoverable Corporate Advance Balance
	CITY_NAME	City Name
	PROP_STR_ADDR	Property and Street Address
	DT_ARM_NXT_IR_EFF	Date ARM Next Interest Rate Effective
	INS_STAT	Insuring Status of the Loan

Format
(Date, Number,
Field #	# Area Field Name	Description of Field	Text, etc)	Criteria
	PRIMARY_MI_COVRAG_FACTR	Primary Mortgage Insurance Coverage
	AMT_RECOV_CORP_ADV_BAL	Amount of Recovery Corporate Advance Balance
	RECOURSE_IND	A flag that indicates whether a loan was sold or purchased with recourse.
	DT_RECOURSE_EXPR	The expiration date of the recourse requirement.
	DT_REO_START	Date of REO Start
	DT_APPRAISAL	Date of Appraisal
	DT_INT_ONLY_EXPR	Date of Interest Only Expiration
	INT_ONLY_IND	An indicator (Y or blank) that this is an interest only loan.
	GSE_CD	A code indicating which government sponsored enterprise owns the loan.
	MI_PAID_LENDR_CD	Mortgage Insurance Paid to Lender
	ASSET_RECOV_IND	Flag Indicating Asset Recovery Status
	AMT_ORIG_PROP_VALUE	Amount of Original Property Value
	DEC_BORROWER	Deceased Borrower Code
	ORIG_LTV	Original Loan-to-Value (LTV)
	LTV	Loan-to-Value (LTV)
	DT_MATURITY	Date of Maturity
	DT_FIRST_PAY	Date of First Payment
	DT_BANKRUPT_FILING	Date of Bankruptcy Filing
	BANKRUPT_CHAPTR_CD	The bankruptcy chapter number filed.
	NO_NOTICE_IND	A code that prevents production of delinquent notices.
	DT_NO_NOTICE_IND_CHNG	The date the no-notice stop value was last changed.
	DT_NO_NOTICE_IND_EXPR	The date the current no-notice stop value will expire and be reset by the system.
	NO_NOTICE_IND_CHNG_ID	User ID of the person who last changed the no-notice stop value.
	PROCESS_STOP_CD	A user defined code that indicates why no monetary transactions should be applied to the loan.
	DT_PROCESS_STOP_CHNG	The date when the process stop code was last changed.
	DT_PROCESS_STOP_EXPR	The date the current disbursement stop will expire and reset by the system.
	PROCESS_STOP_CHNG_ID	The User ID of the person who last changed the PROCESS STOP CODE value.
	DT_SERVCNG_SOLD	Date Servicing Sold
	DT_PAYMT_IN_FULL	Date of Payment Received in Full
	PAYMT_IN_FULL_STOP_CD	A code that indicates the loan was paid in full, foreclosed, or servicing transferred.
	DT_LAST_FULL_PAYMT	Date of Last Full Payment
	DT_NOTE	The date on the mortgage note.
	DT_LAST_INVESTR_CHNG	Date of Last Investor Change
	ZIP_CODE	Zip Code
	BAD_CK_TABLE	12-month history table that indicates when a payment was made or reversed.
	PMI_RATE	PMI Rate
	DELQ_TABLE	Delinquency Table
	FHA_SECTION	FHA Section
	FFIEC	FFIEC
	AGING_CAT	Aging Category
	MP ISSUE DATE	Date Mortgage Insurace Policy Issued

Format
(Date, Number,
Field #	# Area Field Name	Description of Field	Text, etc)	Criteria
	ARM PR ROUNDING FACTOR	The percentage by which the payment rate is rounded.
	ARM PR ROUNDING TYPE	A code that indicates how the payment rate is rounded.
	ARM IR MAX INCREASE RATE	The maximum rate increase allowed over the previous interest rate allowed with each change.
	ARM IR MAX DECREASE RATE	The maximum rate decrease below the previous interest rate allowed with each change.
	ARM IR MAX LIFE DECR RATE	The maximum rate decrease allowed from the original interest rate over the life of the loan.
	ARM IR MAX LIFE INCR RATE	The maximum rate increase allowed from the original interest rate over the life of the loan.
	BKR POST PETITION 1 DUE DATE	Bankruptcy Post Petition Due Date vs contractual due date
	REO SETUP DATE	REO Setup Date
	FC SETUP DATE	Foreclosure Setup Date
	MOD SIGNING DATE	Modification Signing Date

Reports
The following are reporting requirements to be provided by Nationstar, as Sub-servicer, to First Tennessee, as Servicer. For each field, the status refers to when and the context in which the field is provided.
Day 1 = Field provided at first report production date, all fields are specific to First Tennessee and First Tennessee portfolios unless otherwise indicated
To be developed = Development to produce the field data is required. Data to be provided by Q4 of 2011.
Global = Field contains blended data from across the sub-servicer’s managed portfolio Semi = Field contains data that is provided on a semi-annual (every 6 months) basis
Nationstar will deliver all reports on a monthly basis on the 10th business day of every month unless otherwise indicated.
The 1st report will be delivered in the month following the complete transfer of all portfolios subject to this agreement.
General Servicing
First Tennessee requires comprehensive and consistent reporting to accurately assess the current state of its serviced portfolio. Reporting standards require that Nationstar present the data through specific dimensions with the necessary attributes that allow First Tennessee to make a holistic assessment of the serviced portfolio. For each reporting area, Nationstar may be required to produce multiple reports. First Tennessee reserves the right to modify attributes or dimensions of reporting with sufficient notice provided to Nationstar.
OVERALL PORTFOLIO
This report will contain a summary of the active accounts and unpaid principal balances (UPB) at the end of the reporting month.
The report will be sectioned by:
•	Total portfolio

•	Product

•	Investor

•	Current UPB Bucket (i.e. $250,000-$300,00)

•	Top Portfolio States

Field	Description	Status
Accounts	Number of active loans as of the reporting date	Day 1
Original Loan Amount	Original Loan amount of the loan	Day 1
Unpaid Principal Balance (UPB)	Current UPB as of reporting date	Day 1
Prior Reporting Month Date	Number of accounts and UPB at end of the prior reporting month	Day 1
Loans Added	Number of accounts and principal balance added during reporting month	Day 1
Reopened Loan	Number of accounts and UPB of loans that were inactive as of the prior reporting month and active as of the current month	Day 1
Total New Loans	Number of accounts and principal balance of Loans Added + Reopened Loans	Day 1

Field	Description	Status
Payoffs	Number of accounts and principal balance paid in full during reporting month	Day 1
Other Removals	Number of accounts and principal balance removed for misc. reasons (i.e. foreclosure removal, closing a line of credit with a zero balance)	Day 1
Amortization	Amount of principal payments received during the reporting month and the net affect of the principal activity for the reporting month	Day 1
Current Reporting Month Date	Number of accounts and UPB at the end of the current reporting month	Day 1
CPR	Constant Prepayment Rate, amount of payoff principal during the reporting month divided by the total UPB as of the prior reporting month multiplied by 12 (annualized)	Day 1
DELINQUENCIES
Delinquency Summary
This report will contain a summary of the delinquency stage of the accounts over the past 13 months. This report displays the number of active accounts and UPB over the past 13 months of delinquency.
The report is sectioned by:
•	Total portfolio

•	Investor

Field	Description	Status
Reporting Month	Month end date for each reporting period	Day 1
Accounts	Number of active loans as of each reporting month	Day 1
UPB	Unpaid Principal Balance as of each reporting month	Day 1
Total	Total active portfolio as of each reporting month	Day 1
Total Delinquent UPB $	Total UPB (in dollars) delinquent as of each reporting month	Day 1
Total Delinquent UPB %	Total UPB (by percentage) delinquent as of reporting month	Day 1
Current Status	Delinquency stage of accounts less than 30 days delinquent (non-delinquent)	Day 1
Current %	Percentage of accounts that are less than 30 days delinquent (non-delinquent)	Day 1
30-59 Days	Delinquency stage of accounts that are 30-59 days delinquent	Day 1
30-59%	Percentage of accounts that are 30 to 59 days delinquent	Day 1
60-89 Days	Delinquency stage of accounts that are 60 to 89 days delinquent	Day 1
60-89%	Percentage of accounts that are 60 to 89 days delinquent	Day 1
90+ Days Delinquent	Delinquency stage of accounts that are 90+ days delinquent	Day 1
90+ %	Percentage of accounts that are 90+ days delinquent	Day 1
FCL Status	Delinquency stage of accounts that are in foreclosure	Day 1
FCL %	Percentage of accounts that are in foreclosure.	Day 1
REO Status	Delinquency stage of accounts in REO	Day 1

Field	Description	Status
REO %	Percentage of accounts in REO	Day 1
BKY Status	Delinquency stage of accounts that are in bankruptcy	Day 1
BKY%	Percentage of accounts that are in bankruptcy	Day 1
Portfolio Runoff	Total Runoff as of each reporting month	Day 1
Delinquency Chart
This group of reports will display in graph form all delinquency stages, excluding current over the past 13 months. This graph displays the number of active accounts and UPB over 13 months by each stage of delinquency, excluding current.
The reports are sectioned by:
•	Total portfolio

•	Investor

Field	Description	Status
30-59 Days	Delinquency stage of accounts that are 30-59 days delinquent	Day 1
30-59%	Percentage of accounts that are 30 to 59 days delinquent	Day 1
60-89 Days	Delinquency stage of accounts that are 60 to 89 days delinquent	Day 1
60-89%	Percentage of accounts that are 60 to 89 days delinquent	Day 1
90+ Days Delinquent	Delinquency stage of accounts that are 90+ days delinquent	Day 1
90+ %	Percentage of accounts that are 90+ days delinquent	Day 1
FCL Status	Delinquency stage of accounts that are in foreclosure	Day 1
FCL %	Percentage of accounts that are in foreclosure.	Day 1
REO Status	Delinquency stage of accounts in REO	Day 1
REO %	Percentage of accounts in REO	Day 1
BKY Status	Delinquency stage of accounts that are in bankruptcy	Day 1
BKY%	Percentage of accounts that are in bankruptcy	Day 1

CUSTOMER RELATIONS
Call Processing
This report will provide data regarding call processing, accessibility and other customer relations statistics over a 13 month period.

Field	Description	Status
Total Incoming Calls	Total number of incoming calls received	Day 1 / Global
Total Calls Answered	Total number of calls answered	Day 1 / Global
Abandoned Calls	Number of calls abandoned	Day 1 / Global
Abandon Rate	Percentage of calls abandoned	Day 1 / Global
Average Speed of Answer (ASA)	Average number of seconds to answer an incoming call	Day 1 / Global
Average Talk Time	Average number of seconds spent talking to each customer on each answered call	Day 1 / Global
Right Party Contact	Percentage of calls reaching the borrower or appointed representative	To be developed
Call Blockage Rate		To be developed
Accessibility

Field	Description	Status
Telephone Contact Rate	Number of times borrower initiates contact by telephone each reporting month	Day 1
Website Contact Rate	Number of times borrower initiates contact by website each reporting month	Day 1
Overall Contact Rate	Number of times borrower initiates contact overall each reporting month	Day 1
JIT Payments	Number of Just In Time payments received in the reporting month	Day 1
Phone		Day 1
Internet		Day 1
Customer Call Reasons
•	This report will provide data regarding the reasons for customer calls over a 13 month period.

Field	Status
Escrow Inquiries	Day 1
Payment Inquiries	Day 1
Modification Inquiries	Day 1
Third Party Requests	Day 1
Research Request/Inquiries	Day 1
Account Maintenance Inquiries	Day 1
Loan Terms Inquiries	Day 1
Default Account Inquiries	Day 1
Refinance Inquiries	Day 1
Statement Inquiries	Day 1
Late Charge Inquiries	Day 1
ACH Inquiries	Day 1
Website Inquiries	Day 1
Servicing Transfer Questions	Day 1
Credit Bureau Reporting	Day 1
Collections
This report will provide data regarding the activity for customer calls over a 13 month period. The report is sectioned by
•	Total Portfolio

•	Investor

Field	Status
Total Number of Full Time Employees	Semi
Total Number of Part Time Employees	Semi
Total Number of Temporary Employees	Semi
Number of Files per FTE in 30 Day Category	Day 1 / Global
Number of Files per FTE in 60 Day Category	Day 1
Number of Files per FTE in 90 Day Category	Day 1
Average Number of Inbound Calls per Day per Collector	Day 1
Average Number of Outbound Calls per Day per Collector	Day 1
Average Number of Inbound Calls per Day (Total Volume)	Day 1
Average Number of Outbound Calls per Day (Total Volume)	Day 1
Abandonment Rate for Inbound Calls	Day 1
Average Number of Seconds for Call Abandonment	Day 1

Field	Status
Incoming Average Hold Time	Day 1
Average Speed of Answer for Inbound Calls	Day 1
Average Delinquency Day # for Calls	To be developed
Call Blockage Rate for Inbound Calls	Day 1
Minimum number (#) of mandatory call monitoring sessions monthly	Semi
Right Party Contact Rate (Overall)	Day 1
Right Party Contact Rate (30 Day Category)	Day 1/Global
Right Party Contact Rate (60 Day Category)	Day 1
Right Party Contact Rate (90 Day Category)	Day 1
Daily Penetration Rate (Overall)	Day 1
Daily Penetration Rate (30 Day Category)	Day 1/Global
Daily Penetration Rate (60 Day Category)	Day 1
Daily Penetration Rate (90 Day Category)	Day 1
VRU capture rate	Day 1
Web usage (per month)	Day 1
Number of Email Responses	Day 1
Average Number of Attempts per Account per Month	Day 1
Average Number of Attempts per Account per Month (30 Day Category)	Day 1/Global
Average Number of Attempts per Account per Month (60 Day Category)	Day 1
Average Number of Attempts per Account per Month (90 Day Category)	Day 1
Average Number of Contacts per Account per Month	Day 1
Average Number of Contacts per Account per Month (30 Day Category)	Day 1/Global
Average Number of Contacts per Account per Month (60 Day Category)	Day 1
Average Number of Contacts per Account per Month (90 Day Category)	Day 1
Percentage of Promises to Pay Made (Overall)	Day 1
Percentage of Promises to Pay Kept (Overall)	Day 1
Promise to pay success rate (% Promises Kept vs. Promises Made) - 30 Day Category	Day 1
Promise to pay success rate (% Promises Kept vs. Promises Made) - 60 Day Category	Day 1
% Loans Rolled Current (12 Mo. Average)	Day 1
% Loans Rolled 30 Days Delinquent (12 Mo. Average)	Day 1
% Loans Rolled 60 Days Delinquent (12 Mo. Average)	Day 1
% Loans Rolled 90 Days Delinquent (12 Mo. Average)	Day 1
% Loans Rolled 120 Days Delinquent (12 Mo. Average)	Day 1
% of Loans Rolled Positively DQ Bucket	Day 1
% of Loans Rolled Negatively DQ Bucket	Day 1
% of Loans Remained in same DQ Bucket	Day 1
% Delinquent Loans Moved to Foreclosure (12 Mo. Average)	Day 1

Field	Status
% of Loans 30+ Days in Dispute Status	Day 1
Number of 120 Days+ Accounts Not in Foreclosure	Day 1
Average skip-tracing location rate	Day 1
Skip tracing recovery rate (% Annualized of Find/Locate Accounts that Reform)	Day 1
Average Days from Last Paid Due date to Notice of Default	Day 1
Expiration Time of Notice of Default (# days)	Day 1
Customer Complaints
This report will provide data on customer complaints that are elevated through the various levels of escalation including the Escalated Call Group, OCC and Qualified Written Response. Escalated complaints will be reported every Friday. This report is sectioned by:
•	Total Portfolio

•	Investor

Field	Description	Status
Cases Received	Overall Number of cases received at each reporting month	Day 1
Escalated Call Group	Internal group that handles complaint escalation	Day 1
OCC	Office of the Comptroller of the Currency	Day 1
QWR	Qualified Written Request	Day 1
Received by Internet		Day 1
Received by Telephone		Day 1
Received by Executive Offices		Day 1
Cases Closed	Number of cases closed at each reporting month	Day 1
Escalated Call Group	Internal group that handles complaint escalation	Day 1
OCC	Office of the Comptroller of the Currency	Day 1
QWR	Qualified Written Request	Day 1
Outstanding Cases	Number of outstanding cases at each reporting month	Day 1
Escalated Call Group	Internal group that handles complaint escalation	Day 1
OCC	Office of the Comptroller of the Currency	Day 1
QWR	Qualified Written Request	Day 1

Customer Complaint Metrics

Field	Status
Average hours/days to response to Customer	Day 1
Average hours/days to resolve Customer Issue	Day 1
Average days for written response to be generated	Day 1
% of Customer Response delayed due to bankruptcy filing	Day 1
% of Customer Response delayed due to financial and/or employment status changing requires updates financials	Day 1
% of Customer Response delayed due to investor review	Day 1
% of Customer Response delayed due to appraisals	Day 1
% of Customer Response delayed due to Legal Review	Day 1
List top 5 cause of Customer concerns	Day 1

FORECLOSURE
Foreclosure Summary
Report Description:
This report provides a summary of foreclosure activity for the past 13 months.
The report displays the number of accounts for the foreclosure activity, transfers in and sales held, the average day timeline for referrals and sales and the number of accounts for various timeline metrics for each reporting month.
For each field in the “Accounts in Foreclosure” section, data components should include:
•	Units

•	$UPB (Loss Mitigation Unpaid Principal Balance in dollars)

•	%UPB (Loss Mitigation Unpaid Principal Balance as a percentage of total UPB)
The report is sectioned by:
•	Total Portfolio
•	Investor

Field	Description	Status
Accounts in Foreclosure

Additions	The total number of accounts in foreclosure that were transferred in the reporting month.	Day 1
# of Referrals Held		Day 1
Legal		Day 1
Previous Pass (Code 67)		Day 1
SSCRA		Day 1
Recent Acquisition (RESPA)		Day 1
HAMP		Day 1
Non-HAMP		Day 1
LM 30 Day Letter		Day 1
Forbearance Plan		Day 1
2nd Lien		Day 1

Low Balance Loss Review		Day 1
Waiting Demand Expiration		Day 1
Need Demand		Day 1
Declarations		Day 1
Referral Requiring Investor Approval		Day 1
Reasonable Effort Not Met		Day 1

Field	Description	Status
Other		Day 1
Return from Bankruptcy		Day 1
Return from REO		Day 1
Other		Day 1
Dispositions/Removals		Day 1
FCL Sales Held	The number of accounts that a foreclosure sale was held where the servicer was the successful bidder in the reporting month	Day 1
Unavoidable Rescission		Day 1
Bankruptcy		Day 1
Avoidable Rescission		Day 1
Loss Mitigation Errors		Day 1
Foreclosure Errors		Day 1
Attorney Errors		Day 1
Deed-in-Lieu		Day 1
Cash for Keys		Day 1
Charge-Off		Day 1
Classification inactive		Day 1
Legal Settlement		Day 1
Modification		Day 1
Pass		Day 1
Payoff		Day 1
Reinstatement		Day 1
Service Released		Day 1
Short Sale		Day 1
Third Party Funds Posted		Day 1
Postponement		Day 1
Foreclosure Sales Referred to Post-Foreclosure within standard		Day 1

Demand Letters

Number of Demands Sent		Day 1
Average Days to Demand		Day 1

Timelines

Average Number of Days to Sale	The average number
of days between the
foreclosure
referral date and
the foreclosure
sale date for those
accounts where the
foreclosure sale
was held in the
	reporting month.	Day 1

Field	Description	Status
Agency Timeline %	Percent of Files that are completed within Agency Timelines	Day 1
Agency Variance Average	Average variance (plus or minus) to Agency Timelines	Day 1
Average Number of Loans Referred to Foreclosure per Month		Day 1
Average Number of Days Delinquent at Referral to Foreclosure		Day 1
Timeline Exceptions
Number in Bankruptcy		Day 1
Number in Probate		Day 1
Number in Military Indulgence		Day 1
Number in Contested Foreclosure		Day 1

Productivity

Total Units to REO		Day 1
FC Sales		Day 1
Deed-in-Lieu		Day 1
UPB Movement		Day 1
Total Units to FCL Sale		Day 1
Third Party Sales		Day 1
#Bid/Pass Submitted		Day 1
%Bid/Pass on Time		Day 1

Delays

#BK Filed w/FC Sale Date		Day 1

Projections

#BOM projected Sales		Day 1
#Actual Sales		Day 1
% of Actual Sales vs. Projected		Day 1
#Scheduled Sales for Next Month		Day 1
Agency Metrics
Percent of Files That Are Completed Within Agency Timelines (excluding delays)		Day 1
Percent of Files That Are Completed Within Agency Timelines (including delays)		Day 1
Average variance (plus or minus) to Agency Timelines		Day 1
Percent of Cases That Foreclosure Costs Exceed Agency Maximum		Day 1

Field	Description	Status
% of Foreclosures completed to standard - FNMA/FHLMC (Annualized)		Day 1
Other Metrics

Percent of Loans That Liquidate Prior to Foreclosure Sale		Day 1
Percent of Files That Reinstate Prior to Foreclosure Sale		Day 1
% of mortgage insurance claims curtailed (% Annualized)		Day 1
% of mortgage insurance claims denied (% Annualized)		Day 1
% of Loans in Foreclosure Status that file Bankruptcy ( % Annualized — All BK Chapters)		Day 1
Foreclosure Delays Due to Bankruptcy (Average # days annualized)		Day 1
Vacant Properties At Time Of Foreclosure Sale (%) /(Unit #)		Day 1
Vacant Property Charge-offs In Lieu Of Foreclosure (First Lien Mortgages Only) (%)/(Unit #)		To be developed
Foreclosure Employee Statistics

Field	Status
Total number of full time employees	Day 1 / Semi
Total number of part time employees	Day 1 / Semi
Total number of temporary employees	Day 1 / Semi
Average years industry experience — management	Day 1 / Semi
Average years experience with present employer — management	Day 1 / Semi
Average years industry experience — foreclosure specialist	Day 1 / Semi
Average years experience with present employer — foreclosure specialist	Day 1 / Semi
Number of Files per FTE	Day 1 / Global
Foreclosures by State
Report Description:
This report illustrates key foreclosure data sectioned by state over a 13-month period.

Field	Status
Total Active Units	Day 1
Average Days Delinquent	Day 1
Total Units to REO	Day 1
Average Days to Sale	Day 1
Investor %	Day 1
FNMA	Day 1
FHLMC	Day 1
GNMA	Day 1
BONY	Day 1
PERMANENT (on-balance sheet)	Day 1
OTHER	Day 1

BANKRUPTCY
Bankruptcy Statistics
Report Description:
A historical summary of bankruptcy activity, chapter breakdown, post-petition statistics, delinquency summary, average day timeline and timeline results for the past 13 months.
The report displays the number of accounts for the bankruptcy activity; cases added and removed bankruptcy chapter, post-petition with ratios, a delinquency summary with ratios, the average day timeline in bankruptcy and the number of accounts and ratios for various timeline metrics for each reporting month.
The report is sectioned by:
•	Total Portfolio

•	Investor
For each field in “Accounts in Bankruptcy”, data components should include:
•	Units

•	$UPB (Loss Mitigation Unpaid Principal Balance in dollars)

•	%UPB (Loss Mitigation Unpaid Principal Balance as a percentage of total UPB)

Field	Description	Status
Accounts in Bankruptcy
Bankruptcy Accounts	The number of accounts in bankruptcy as of the reporting month	Day 1
Performing Accounts #	Accounts in bankruptcy that are performing as of reporting month	Day 1
Performing Accounts %	Percentage of accounts that are performing as of reporting month	Day 1
Non-Performing Accounts	Accounts in bankruptcy that are not performing as of reporting month	Day 1
30-59 Days Past Due #		Day 1
30-59 Days Past Due %		Day 1
60-89 Days Past Due #		Day 1
60-89 Days Past Due %		Day 1
90-119 Days Past Due #		Day 1
90-119 Days Past Due %		Day 1
120+ Days Past Due #		Day 1
120+ Days Past Due %		Day 1
Bankruptcy Overdue Steps		Day 1

Field	Description	Status
Chapter Breakdown
Chapter 7	Accounts in Chapter 7 bankruptcy	Day 1
Chapter 7 (#)		Day 1
Chapter 7 (% of total BK)		Day 1
Chapter 11	Accounts in Chapter 11 bankruptcy	Day 1
Chapter 11 (#)		Day 1
Chapter 11 (% of total BK)		Day 1
Chapter 13	Accounts in Chapter 13 bankruptcy	Day 1
Chapter 13 (#)		Day 1
Chapter 13 (% of total BK)		Day 1
Average # of Days in Chap 7 from BK filed to Date of Release		Day 1
Average # of Days in Chap 13 from BK filed to Date of Release		Day 1
% of proof of claims file in-house		Day 1
% of proof of claims filed by counsel		Day 1
% of proof of claims rejected		Day 1
% of proof of claims disputed		Day 1
% of loans current on at time of bankruptcy filing		Day 1
% of bankruptcy loans current at month end		Day 1
% of Chapter 13 bankruptcies current on plan		Day 1
Average # of Days Lift of Stay requested		Day 1

Filings
Chapter 7	Chapter 7 bankruptcies filed in the reporting month	Day 1
Chapter 11	Chapter 11 bankruptcies filed in the reporting month	Day 1
Chapter 13	Chapter 13 bankruptcies filed in the reporting month	Day 1
Total Bankruptcy Filed	Total bankruptcies filed in the reporting month	Day 1

Suspense Balance
Difference		To be developed
Suspense Payment Standards		To be developed

Motion for Relief Request Volume
Number Filed		Day 1
FHLMC		Day 1
FNMA		Day 1
GNMA		Day 1

Field	Description	Status
BONY		Day 1
PERMANENT		Day 1
OTHER		Day 1

Performance Rate
Overall	Overall, including all chapters of bankruptcy	Day 1
Chapter 7		Day 1
Chapter 11 & 13		Day 1
Bankruptcy by State
Report Description:
This report provides data on bankruptcy volume and percentage over a 13-month period and is sectioned by the top bankruptcy states.
Bankruptcy Employee Statistics

Field	Status
Total number of full time employees	Semi
Total number of part time employees	Semi
Total number of temporary employees	Semi
Average years industry experience — management	Semi / Global
Average years experience with present employer — management	Semi / Global
Average years industry experience — bankruptcy specialist	Semi / Global
Average years experience with present employer — bankruptcy specialist	Semi / Global
Number of Files per FTE	Day 1 / Global
Total Number of Cases (Chapter 7 and 13) per Bankruptcy Representative	Day 1 / Global

LOSS MITIGATION
Loss Mitigation — General Statistics
Report Description:
A historical summary of accounts that are eligible for or are in loss mitigation and resolution and dispositions for the past 13 months. The report displays the number of accounts that are eligible for loss mitigation, in loss mitigation and what loss mitigation alternative is being pursued. This report also provides the number of loss mitigation resolutions and dispositions, including the type of resolution or disposition, and the efficiency and cure ratios.
The report is sectioned by:
•	Total Portfolio

•	Investor
o	FNMA

o	FHLMC

o	GNMA

o	BONY

o	PERMANENT (on-balance sheet)

o	OTHER
Field Definitions:
For each disposition field, data components should include:
•	Units

•	%Units

•	$UPB (Loss Mitigation Unpaid Principal Balance in dollars)

•	%UPB (Loss Mitigation Unpaid Principal Balance as a percentage of total UPB)
For each data field, data should also be provided from the following timeline perspectives:
•	Current Reporting Month and 12 previous reporting months

•	YTD as of Reporting Month

Field	Description	Status
Eligible Accounts	The number of accounts that are active in loss mitigation, 30 days or more or in foreclosure at each reporting month; excluding loans that have been charged off, delinquent in recovery, contested the foreclosure, on an active repayment plan or a Soldier and Sailor Civil Relief Act borrower.	Day 1
Requests	The number of borrower requests for each reporting month where a loss mitigation treatment may be applied.	Day 1
Working Requests	The number of working requests each month that have not yet part of a disposition.	Day 1

Field	Description	Status
Dispositions	The number of accounts that the charge off, deed in lieu and short sale loss mitigation alternatives were completed, the account paid off or was sold to a third party at each reporting month	Day 1
Denied	The number of accounts that were denied loss mitigation treatment each reporting month	Day 1
Offer Extended	The number of accounts that a loss mitigation effort	Day 1
Deed in Lieu	The number of accounts that a deed in lieu was completed at each reporting month	Day 1
Payoff	The number of accounts that paid in full at each reporting month	Day 1
Short Sale	The number of accounts that a short sale was completed at each reporting month	Day 1
Trial Modification	The number of accounts that a trial modification was completed at each reporting month	Day 1
Permanent Modification	The number of accounts that a permanent modification was completed at each reporting month	Day 1
No response — Borrower	The number of accounts where a borrower did not provide a response to a loss mitigation effort	Day 1
Loss Mitigation Efficiency Ratio	The percentage of accounts with a completed loss mitigation alternatives in relation to the number
	of accounts with a completed loss mitigation alternative and the number of accounts that a foreclosure sale was held at each reporting month.	Day 1
Loss Mitigation Cure Rate	The percentage of Resolution and Disposition accounts in relation to the number of Eligible
	Accounts at each reporting month.	Day 1
60+, 90+ Days Past Due Accounts, Solution Offered	The number and percentage of accounts 60+ DPD where a solution has been offered.	Day 1
Loss Mitigation Workouts
Report Description:
This report details the volume and percentage of workouts over a 13 month period. These reports are sectioned by:
•	Total Portfolio

•	Investor

Field	Description	Status
Total Workouts	Total Number of Accounts in workout	Day 1
Total Workout %	Total Percentage of Accounts in workout	Day 1
Repay Plans	Total Number of Accounts in Repay plans	Day 1

Field	Description	Status
Repay Plans %	Total Percentage of Accounts in Repay plans	Day 1
Percent of Borrowers Complying with Payment Plans		Day 1
Number of Full Reinstatements per Month		Day 1
% Interest Rate Reduction Only		Day 1
% Principal Reduction/Forgiveness Only		Day 1
% Capitalization Of Arrears Only		Day 1
% Interest Rate Reduction AND Principal Forgiveness		Day 1
% Interest Rate Reduction AND Capitalization Of Arrears		Day 1
% Principal Forgiveness AND Capitalization Of Arrears		Day 1
% Interest Rate Reduction AND Principal Forgiveness AND Capitalization Of Arrears		Day 1
Number of Forbearance Plans per Month		Day 1
Monthly Forbearance Cure Rate (i.e. Loan is brought current)		Day 1
Modifications		Day 1
HAMP Modifications Solicited (Number)		Day 1
HAMP Modifications Solicited (Number)		Day 1

HAMP Trial Modifications Approved (%)		Day 1
HAMP Modifications Initial Denied (%)		Day 1
HAMP Trial Modifications Converted (%)		Day 1
HAMP Modification Withdrawn Due To Missing/Incomplete Paperwork (%)		Day 1
HAMP Modification Withdrawn Due To Borrower Qualification Issue (%)		Day 1
Non-HAMP Modifications Solicited (Number)		Day 1
Non-HAMP Modifications Returned (Number)		Day 1
Non-HAMP Trial Modifications Approved (%)		Day 1
Non-HAMP Modifications Initial Denial Rate (%)		Day 1
Non-HAMP Trial Modifications Conversion Rate (%)		Day 1
Non-HAMP Modifications Withdrawn Due To Missing/Incomplete Paperwork (%)		Day 1
Non-HAMP Modifications Withdrawn Due To Borrower Qualification Issue (%)		Day 1
Day 1
Total Trial Activity	Total Number of Trial Accounts	Day 1
HAMP Trial Start	Total Number of HAMP Trial Starts	Day 1
FNMA MOD Trail Start	Total Number of HAMP Trial Starts	Day 1
EOM HAMP Trial Balance	End of Month HAMP Trial Balance	Day 1

Field	Description	Status
EOM FNMA Trial Balance	End of Month FNMA Trial Balance	Day 1

Other Loss Mitigation Fields
Short Sale	Total Number of Short Sales	Day 1
Short Sale %	Total Percentage of Short Sales	Day 1
Average Loss Severity Rate for Short Sales		Day 1
Deed-in-Lieu	Total Number of Deed-in-Lieu	Day 1
Deed-in-Lieu%	Total Percentage of Deed-in-Lieu	Day 1
Recidivism Rate for Residential Mtg Loan Modifications (overall)		Day 1
Recidivism rate (%) for workouts that cure and re-default within 6 months		Day 1
Forbearance cure rate (Account Brought Fully Current)		Day 1
Forbearance break rate at 30+days		To be developed
Forbearance break rate at 60+days		To be developed
Forbearance break rate at 90+days		To be developed
Forbearance break rate at 120+days		To be developed
Forbearance break rate at 150+days		To be developed
Forbearance break rate at 180+days		To be developed
Loan Workouts Completed As A Result Of Mandated Foreclosure Mediation		Day 1
Loss Mitigation Timelines

Average Number of Days to First Contact after Referral	Day 1
Average Number of Days to Borrower Response Package sent to Borrower	Day 1
Number of Follow up Calls for Response Package	Day 1
Average Number of Days to Confirmation of Receipt of Response Package	Day 1
Average Number of Days for Incomplete Information Notice	Day 1
Average Number of Days to Decision Notice Sent to Borrower	Day 1
Average number of workouts closed per month (total#)	Day 1
% of loss mitigation packages generated that are returned (% Annualized)	Day 1
% of loss mitigation packages returned that are successfully closed (% Annualized)	Day 1
% of Adjustable Rate mortgages that reset in 3 months	To be developed
# of Loans Resetting within 3 months	To be developed
$ of Loans Resetting within 3 months	To be developed
% of Adjustable Rate mortgages that reset in 6 months	To be developed

# of Loans Resetting within 6 months	To be developed
$ of Loans Resetting within 6 months	To be developed
% of Adjustable Rate mortgages that reset in 12 months	To be developed
# of Loans Resetting within 12 months	To be developed
$ of Loans Resetting within 12 months	To be developed
% of Total Loss Mitigation Packages/Recommendations Declined by Investors	To be developed
% of Loans Modifications Declined by Investors	To be developed
Loss Mitigation- By State
Report Description:
This report details loss mitigation accounts by state. These reports are sectioned by:
•	Delinquency

•	Foreclosure
Field Definitions:

Field	Description	Status
Eligible Accounts	The number of accounts that are active in loss mitigation, 30 days or more or in foreclosure at each reporting month; excluding loans that have been charged off, delinquent in recovery, contested the foreclosure, on an active repayment plan or a Soldier and Sailor Civil Relief Act borrower	Day 1
$ UPB by state	Unpaid Principal Balance in $ for each state	Day 1
%UPB by state	% of Unpaid Principal Balance for each state	Day 1
Loss Mitigation — Employee Statistics
Report Description:
This report details loss mitigation employee statistics.

Total number of full time fulltime employees	Semi
Total number of part time employees	Semi
Average years industry experience — management	Semi/Global
Average years experience with present employer — management	Semi/Global
Average years industry experience — loss mitigation counselors	Semi/Global

Average years experience with present employer — loss mitigation counselors	Semi/Global

Number of Files Referred per Month	Day 1

Number of Files per FTE	Day 1
Number of Files Referred per Month	Day 1
Average Number of Calls per Day per FTE	Day 1
Average Number of Outbound Calls per Day per FTE	Day 1
Roll Rates
Report Description:
This report details roll rates of delinquent loans over a 13 month period by the number of accounts rolling each month and the percentage of accounts rolling each month.

Field	Status
Current — 30 Days	Day 1
30 Days — 60 Days	Day 1
60 Days — 90 Days	Day 1
90 Days — 120 Days	Day 1
120 Days — Foreclosure	Day 1
Current — 30 Days %	Day 1
30 Days — 60 Days %	Day 1
60 Days — 90 Days %	Day 1
90 Days — 120 Days %	Day 1
120 Days — Foreclosure %	Day 1

REO
REO Statistics
Report Description:
A historical summary of real-estate owned (REO) activity over a 13-month period. The report is sectioned by:
•	Total Portfolio

•	Investor
o	BONY

o	PERMANENT (on-balance sheet)

o	OTHER
For each field in the “Accounts in REO” and “Inventory”, data components should include:
•	Units

•	$UPB (Loss Mitigation Unpaid Principal Balance in dollars)

•	%UPB (Loss Mitigation Unpaid Principal Balance as a percentage of total UPB)
Field Definitions:

Field	Description
Accounts in REO
Accounts in REO	The number of accounts in REO	Day 1
REO Beginning Accounts	The number of accounts in REO as of the prior reporting month	Day 1
New Initiations	The number of accounts the REO process was initiated in the reporting month	Day 1
Contracts Closed	The number of accounts where the REO sale contract was closed and the proceeds were received in the reporting month	Day 1
Closed Other	The number of accounts that closed (paid, off, service released, etc) while the REO was active in the reporting month	Day 1
REO Ending Accounts	The number of accounts in REO at each reporting month	Day 1

Inventory

Inventory	The number of accounts in a specified stage of REO	Day 1
Closing Held		Day 1
Eviction in Process		Day 1

Field	Description
Listed		Day 1
Other		Day 1
Pre-Marketing		Day 1
Sale Contract		Day 1
REO Inventory Impacted By The Protecting Tenants At Foreclosure Act of 2009		To be developed
REO Inventory Sold/Donated Through The Neighborhood Stabilization Program		To be developed

Timeline Statistics
Average Number of Days Prelisting Time	Average Number of Days that include boarding, assigning an agent, securing property, etc.	Day 1
Average Number of Days Marketing Time		Day 1
Average Number of Days Eviction Time		Day 1
Average total days in REO		Day 1
REO Date of Sale Days (# days)		Day 1
Number of Days from REO Date to Listing Date		Day 1
Number of Days from REO Listing to Sale Date		Day 1
Number of Days from REO Contract Date to Sale Date		Day 1
Oldest asset currently in inventory (# days)		Day 1

Cost Statistics
Average Sale Price as a Percentage of Original List Price		Day 1
Average Sale Price as a Percentage of Appraised Value or BPO		Day 1
Average Decline in Value From Originations to Final Sale		To be developed
Average Loss Percentage		Day 1
Average Brokerage Commission		Day 1
Average Eviction Costs		Day 1
% of Properties requiring Eviction		Day 1
Average Property Inspection Costs		Day 1
Average BPO Costs		Day 1
Average Appraisal Costs		Day 1
List Price to FMV (%)		Day 1
Sales Price to FMV (%)		Day 1
Initial List Price to Sales Price		Day 1
Average Cost Associated with Property Preservation		Day 1
Average Cost Associated with Real Estate Tax Escrow		Day 1
Average Cost Associated with Hazard Insurance Escrow		Day 1
Average Cost Associated with Flood Insurance Escrow		Day 1

Field	Description
Holding Period Expenses as a % of Sales Price		Day 1

Other REO Metrics
Gross sales to market value ratio (% annualized)		Day 1
Net sales to market value (% annualized)		Day 1
Cash for Keys success rate (% annualized)		Day 1
# of Interior property valuations obtained post-foreclosure sale per property		To be developed
REO — Employee Statistics
Report Description:
This report details REO employee statistics.

Total number of full time employees	Semi
Total number of part time employees	Semi

Total number of temporary employees	Semi

Average years industry experience — management	Semi/Global

Average years experience with present employer — management	Semi/Global

Average years industry experience — REO specialist	Semi/Global

Average years experience with present employer — REO specialist	Semi/Global

Total number of full time employees	Semi/Global

Total number of part time employees	Semi/Global

Total number of temporary employees	Semi/Global

Average years industry experience — management	Semi/Global

CHANGE MANAGEMENT
CHANGE CONTROL REQUIREMENTS
Nationstar shall comply with the change control requirements in this section.
Prior to using any new software or new equipment to provide the Services, Nationstar shall have verified that the item has been properly tested, installed, is operating in accordance with its specifications, and is performing its intended function in a reliable manner.
Nationstar shall not make the following changes including implementing a change in reporting or data delivery without written approval from First Tennessee:
•	a change that would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure

•	a change increasing First Tennessee’s Charges under the Agreement
NOTICE OF CHANGES
Nationstar shall keep First Tennessee informed of all changes to the environment used to provide this Service to the extent that It would require First Tennessee to modify or make adjustments in their environment in accordance with the following:
•	Nationstar shall notify First Tennessee, at least 7 (seven) days in advance of and within 2 (two) days following, planned material changes made to the Services that would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure.

•	In the event of an emergency affecting Services, Nationstar shall document and promptly report such Emergency Changes to First Tennessee. Emergency is defined as an event that affects the delivery of services that would affect the agreed upon SLA’s as defined in this agreement.

PROBLEM MANAGEMENT
Nationstar shall have a methodology to identify and mitigate system incidents that impact Services provided to First Tennessee Bank. Ultimately, the goal of every service provider is to provide their Services in an environment that is problem-free. However, for those rare situations where problems arise affecting the ability of the provider to deliver the Services, the following problem management procedures will be observed.
PROBLEM MANAGEMENT REQUIREMENTS
Nationstar shall comply with the Problem Management requirements defined in this section.
Nationstar shall investigate the cause of all critical incidents affecting Services and shall record and track operational problems through closure. Nationstar will periodically update First Tennessee on the status of outstanding problems.
Nationstar follows a rigorous problem management process that can be periodically reviewed by First Tennessee.
PROBLEM REPORTING
Nationstar shall provide First Tennessee with:
•	Preliminary cause analysis findings for all Critical Incidents within two (2) Business Days of the resolution of the incident. A critical incident is defined as an incident that has caused an agreed upon SLA per this agreement to be missed. Nationstar will provide:
o	Actions taken to resolve the incident

o	Actions being taken to drive towards root cause

o	Actions being taken to prevent an incident recurrence
•	Cause analysis reports for Critical Incidents within five (5) Business Days of the resolution.
o	Problem Summary

o	Problem Details

o	Cause

o	Timeline of Events

o	Response/Follow-up Actions to prevent an incident recurrence

SERVICE LEVEL AGREEMENT (SLA)
for
Governance
between
First Tennessee Bank National Association
As Servicer
and
Nationstar Mortgage LLC
As Sub-Servicer

powering your dreams

OVERVIEW
Purpose
The purpose of this Service Level Agreement (SLA) is to provide a basis for cooperation between First Tennessee Bank and Nationstar for governance, including Nationstar team structure and communication protocol. The SLA is contingent on each party knowing and fulfilling their responsibilities and generating an environment conducive to the achievement and maintenance of targeted service levels outlined below.
Objectives of SLA
•	To create an environment which is conducive to a cooperative relationship between First Tennessee and Nationstar and to ensure the availability and delivery of services to First Tennessee.

•	To document the responsibilities of all parties taking part in the SLA with the common goal of meeting established service levels.

•	To provide a common understanding of service requirements and of the principles involved in the measurement of service levels.

•	To manage evolution of the SLA through coordinated change management procedures.

•	To document the Nationstar team structure and communication protocol that will govern the relationship between First Tennessee and Nationstar.
Period of SLA
This SLA will commence on the date specified in the Subservicing Agreement with Nationstar following the acceptance by both parties and will continue until such agreement is terminated or amended.
Modifications to the SLA
This SLA may be changed or modified at any time upon the written mutual agreement of the parties.

SERVICE LEVEL AGREEMENT
Dedicated Team Structure
Nationstar will assign a dedicated Portfolio Manager along with a dedicated servicing group. First Tennessee will work with Nationstar to maintain and periodically update the list of employees in the dedicated servicing group.
Communication Protocol
The Servicer will conduct, at minimum, monthly calls with First Tennessee to review loan-level information, discuss portfolio trends, review current portfolio strategies, and recommend new or alternative strategies designed to maximize results. In addition, the Servicer will also maintain monthly conference calls to review prior months’ portfolio results with First Tennessee and review goals for the upcoming month(s). First Tennessee will be provided direct contact information for the Portfolio Manager(s) in order to facilitate ad-hoc inquiries or reporting requests. Nationstar will provide a performance reporting package to First Tennessee in order to facilitate the exchange of monthly data and reporting requirements and such monthly portfolio performance reporting requirements are set forth in the Mortgage Servicing Data & Reporting SLA included as an exhibit to the Master Services Agreement.
In the event that issues arise that cannot be resolved through the monthly communication protocol, they will be escalated to [*], Nationstar Chief Financial Officer, and [*], First Tennessee Legal Counsel, or his designee.

*	[Confidential Treatment Requested]

CHANGE MANAGEMENT
CHANGE CONTROL REQUIREMENTS
Nationstar shall comply with the change control requirements in this section.
Prior to using any new software or new equipment to provide the Services, Nationstar shall have verified that the item has been properly tested, installed, is operating in accordance with its specifications, and is performing its intended function in a reliable manner.
Nationstar shall not make the following changes including implementing a change in reporting or data delivery without written approval from First Tennessee:
•	a change that would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure

•	a change increasing First Tennessee’s Charges under the Agreement
NOTICE OF CHANGES
Nationstar shall keep First Tennessee informed of all changes to the environment used to provide this Service to the extent that It would require First Tennessee to modify or make adjustments in their environment in accordance with the following:
•	Nationstar shall notify First Tennessee, at least 7 (seven) days in advance of and within 2 (two) days following, planned material changes made to the Services that would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure.

•	In the event of an emergency affecting Services, Nationstar shall document and promptly report such Emergency Changes to First Tennessee. Emergency is defined as an event that affects the delivery of services that would affect the agreed upon SLA’s as defined in this agreement.

PROBLEM MANAGEMENT
Nationstar shall have a methodology to identify and mitigate system incidents that impact Services provided to First Tennessee Bank. Ultimately, the goal of every service provider is to provide their Services in an environment that is problem-free. However, for those rare situations where problems arise affecting the ability of the provider to deliver the Services, the following problem management procedures will be observed.
PROBLEM MANAGEMENT REQUIREMENTS
Nationstar shall comply with the Problem Management requirements defined in this section.
Nationstar shall investigate the cause of all critical incidents affecting Services and shall record and track operational problems through closure. Nationstar will periodically update First Tennessee on the status of outstanding problems.
Nationstar follows a rigorous problem management process that can be periodically reviewed by First Tennessee.
PROBLEM REPORTING
Nationstar shall provide First Tennessee with:
•	Preliminary cause analysis findings for all Critical Incidents within two (2) Business Days of the resolution of the incident. A critical incident is defined as an incident that has caused an agreed upon SLA per this agreement to be missed. Nationstar will provide:
o	Actions taken to resolve the incident

o	Actions being taken to drive towards root cause

o	Actions being taken to prevent an incident recurrence
•	Cause analysis reports for Critical Incidents within five (5) Business Days of the resolution.
o	Problem Summary

o	Problem Details

o	Cause

o	Timeline of Events

o	Response/Follow-up Actions to prevent an incident recurrence

SERVICE LEVEL AGREEMENT (SLA)
for
LITIGATION
between
First Tennessee Bank National Association
As Servicer
and
Nationstar Mortgage LLC
As Sub-Servicer
powering your dreams

Defined Terms
Applicable Requirements has the meaning set forth in the Subservicing Agreement.
BONY means The Bank of New York Mellon, N.A.
Investor has the meaning set forth in the Subservicing Agreement.
Legal Hold means a directive to preserve relevant information, documentation and records, whether in paper or electronic form, as a result of current or reasonably anticipated litigation, government investigation or such other matters to avoid spoliation of evidence. A Legal Hold shall suspend the regularly scheduled destruction of identified records for the duration of the Legal Hold.
Litigation has the meaning set forth in the Section 4.14 of the Subservicing Agreement,.
Mortgage Loan has the meaning set forth in the Subservicing Agreement.
Point Person means a person or persons designated by each party to the Subservicing Agreement to serve as a point of contact for the other party with respect to any matters falling under or relating to the Litigation SLA.
Prior Subservicer means MetLife Bank, N.A., the entity that subserviced the Mortgage Loans prior to the transfer of servicing to Nationstar.
QWR means a qualified written request as defined by the Real Estate Settlement Procedures Act, 12 U.S.C. §2605(e) and the regulations promulgated thereunder.
Modifications to the SLA
Any changes or modifications to this Litigation SLA must be mutually agreed upon in writing by the parties.

SERVICE LEVEL AGREEMENT
Points of Contact
Where this SLA requires one party to provide information or notice to the other party, such information or notice should be provided to the Point Person(s) for each party unless otherwise specified. The designated Point Persons for Nationstar and First Tennessee are set forth below. Nationstar and First Tennessee will be responsible for notifying the other party should any Point Person, or his/her contact information, change.
Nationstar
•	[*]

Telephone: [*]

Email: [*]

•	[*]

Telephone: [*]

Email: [*]
First Tennessee
•	[*]

Telephone: [*]

Email: [*]

•	[*]

Telephone: [*]

Email: [*]

•	[*]

Telephone: [*]

Email: [*]

•	[*]

Telephone: [*]

Email: [*]

*	[Confidential Treatment Requested]

Service of Process
Within five business days of receipt, or sooner if necessary to comply with a response or removal deadline, First Tennessee will forward to the Point Persons for Nationstar any service of process relating to Mortgage Loans received by First Tennessee and to be managed or handled by Nationstar.
Within five business days of receipt, or sooner if necessary to comply with a response or removal deadline, Nationstar will forward to the Point Persons for First Tennessee any service of process received by Nationstar relating to a Mortgage Loan or Loans, where such process consists of or relates to the following:
•	Class action or purported class action lawsuit

•	Any subpoena issued by a governmental entity, including, but not limited to, the SEC, FHFA, HUD, FDIC, NCUA, DOJ or state attorney general, requesting information regarding Mortgage Loans as part of or relating to an investigation or apparent investigation conducted by that governmental entity, regardless of whether First Tennessee is an identified target

•	Any subpoena seeking information regarding a class or group of securitized Mortgage Loans; the information sought may include, but is not necessarily limited to, First Tennessee’s sale of securitized Mortgage Loans to other entities, the credit quality, credit risk or performance of such securitized Mortgage Loans, the origination or servicing of such securitized Mortgage Loans, or any other information relating to a class of securitized Mortgage Loans

•	Investigatory or administrative enforcement action by a federal or state governmental entity involving or relating to First Tennessee

•	Lawsuits that (i) are not incidental to Nationstar’s duties to service the Mortgage Loans in accordance with the Agreement, or (ii) exclusively involve allegations against the Owner, Investors, or prior owners or prior servicers of the Mortgage Loan, including without limitation any allegation or claim involving a violation or breach of any Predatory Lending Law.

•	Litigation, including crossclaims, counterclaims and threatened litigation, where alleged damages equal or exceed $2 million

•	Indemnification letters or demands from MetLife, BONY, Fannie Mae, or any other entity
Proper Legal Name, Company Information and Representation of Other Entities
Nationstar is responsible for ensuring that it and its outside counsel identify First Tennessee, or any party that First Tennessee is obligated to represent, by the party’s proper legal name in initiating or responding to Mortgage Loan Litigation, or in responding to customer complaints, QWRs or other legal process or correspondence regarding a Mortgage Loan. Nationstar must also provide outside counsel with the following information where applicable or required:
Company organization and history
First Tennessee Bank National Association is a national banking association organized under the laws of the United States with its main office in Memphis, Tennessee. It is a wholly owned subsidiary of First Horizon National Corporation, a Tennessee corporation and a bank holding company that is publicly traded on the New York Stock Exchange. No single entity owns more than 10% of the stock of First Horizon National Corporation. First Horizon Home Loan Corporation was previously a Kansas corporation headquartered in Texas and a wholly owned subsidiary of First Tennessee. On May 31, 2007, First Horizon Home Loan Corporation was merged into First Tennessee and became of a division of (i.e., the same legal entity as) First Tennessee at that time. Due to its merger into First Tennessee, First Horizon Home Loan Corporation no longer exists as a legal entity.
Proper legal name
In light of First Horizon Home Loan Corporation’s merger into First Tennessee, the legal entity that owns and/or services the Mortgage Loans is “First Tennessee Bank National Association” (no abbreviations, no commas). However, for purposes of litigation, we identify ourselves as follows:
•	Where the Mortgage Loan was originated by “First Horizon Home Loan Corporation”:
–	First Tennessee Bank National Association, successor in interest by merger to First Horizon Home Loan Corporation; or

–	First Horizon Home Loans, a division of First Tennessee Bank National Association, successor in interest by merger to First Horizon Home Loan Corporation
While the first designation is more legally accurate (since First Horizon Home Loans, as a division, is essentially a trade name or dba for First Tennessee), First Tennessee allows outside counsel to use the second designation if outside counsel believes it would help clarify the relationship between the entities.
•	Where the Mortgage Loan was originated by “First Horizon Home Loans, a division of First Tennessee Bank National Association”; or by “First Tennessee Bank National Association”:
–	Identify First Tennessee as stated in the Mortgage Loan documents
•	Where the Mortgage Loan was originated by any other entity not noted above:
–	Contact First Tennessee’s Point Persons for guidance
Representation of Other Entities
•	MERS

First Tennessee has an obligation to defend MERS in any Litigation in which MERS is named as a defendant where First Tennessee is the current servicer of the Mortgage Loan. If servicing of the Mortgage Loan has been sold to another entity, that entity will provide MERS with a defense, even if the new servicing entity is not expressly named in the Litigation. Where First Tennessee is not the current servicer, Nationstar must notify MERS of such Litigation to ensure that MERS’ interest will be represented by the new servicer.

MERS’ proper legal name is “Mortgage Electronic Registration Systems, Inc.” MERS is a privately held Delaware corporation and a wholly owned subsidiary of MERSCORP, Inc., which is also a privately held Delaware corporation. MERS’ principal place of business is in Virginia.

•	BONY

Under the applicable pooling and servicing agreement between First Tennessee and BONY, First Tennessee is contractually obligated to defend and indemnify BONY with respect to any Litigation involving a BONY-securitized Mortgage Loan.

The Bank of New York Mellon, as successor to the Bank of New York, is a New York state banking institution. It is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a Delaware corporation.

In judicial foreclosures of BONY Mortgage Loans, the lawsuit shall be brought in the name of “The Bank of New York Mellon, as Trustee for the holders of the Certificates, First Horizon Mortgage Pass-Through Certificates Series FHASI/FHAMS 200___-___, by First Horizon Home Loans, a

division of First Tennessee Bank National Association, Master Servicer, in its capacity as agent for the Trustee under the Pooling and servicing Agreement .” [Nationstar must fill in the blank spaces by specifying the applicable securitization transaction.]
•	All Other Investors

As with BONY, if any Investor is named as a defendant in Mortgage Loan Litigation, First Tennessee is contractually obligated to provide the Investor with a defense. In those situations, Nationstar is responsible for ensuring that the Investor is identified by its proper legal name and for contacting First Tennessee or the Investor if additional information about the Investor is required.
Removal of State Actions to Federal Court
For purposes of establishing diversity jurisdiction when removing state-court actions to federal court, First Tennessee is a citizen of Tennessee; MERS is a citizen of Delaware and Virginia; and BONY is a citizen of New York.
In California, where a foreclosure trustee service is named as a defendant, its citizenship is irrelevant for diversity purposes where such trustee service files a notice of non-monetary status pursuant to Cal. Civil Code § 29241. See, e.g., Amaro v. Option One Mortgage Corp., 2009 WL 103302, *1 (C.D.Cal. Jan. 14, 2009) (party that declared nonmonetary status did not need to consent to removal of case to federal court). Nationstar shall seek to have the trustee service file a notice of nonmonetary status to effectuate removal of the action, where removal to federal court is advisable.
Nationstar shall, wherever possible, remove a state-court lawsuit to federal court unless outside counsel advises against such action for strategic reasons.
Legal Holds
Subject to Applicable Requirements, Nationstar shall be responsible for implementing Legal Holds, as necessary, with respect to Litigation and reasonably anticipated Litigation managed by Nationstar.
Nationstar shall also cooperate with First Tennessee, at First Tennessee’s reasonable request, in implementing Legal Holds with respect to Litigation and reasonably anticipated Litigation managed by First Tennessee. In such situations, First Tennessee will provide a Legal Hold memorandum to Nationstar detailing the information, records and documents that must be held pursuant to the Legal Hold. It will be Nationstar’s responsibility to ensure that the Legal Hold is properly implemented and maintained until First Tennessee notifies Nationstar that the Legal Hold may be removed.
If Nationstar fails to preserve information subject to Applicable Requirements and as reasonably required by First Tennessee, and such failure to preserve information results in sanctions or other loss to First Tennessee, its outside counsel or its Investor, Nationstar will be responsible for paying or reimbursing First Tennessee, its outside counsel, or its Investor for any loss incurred; provided, however, that Nationstar shall not be required to reimburse First Tennessee against (i) any such loss attributable to the willful misconduct, bad faith, negligence or reckless disregard of First Tennessee or (ii) the failure of First Tennessee to comply with any or all of its covenants, obligations, warranties, or representations contained in the Subservicing Agreement or this SLA.
Outside Counsel
Nationstar shall provide to First Tennessee within thirty (30) days of the date of the Agreement a list of panel or preferred local foreclosure counsel (the “Preferred Local Foreclosure Counsel List”) to be utilized by Nationstar with respect to Mortgage Loan foreclosure Litigation. First Tennesse may provide Nationstar a list of preferred counsel for Nationstar’s consideration for Mortgage Loan Litigation. Nationstar and First

Tennessee agree that Nationstar’s Preferred Local Foreclosure Counsel List may be modified only by mutual written agreement of the parties, such agreement not to be unreasonably withheld.
Management of Litigation
Litigation Filed/Served After Transfer of Servicing to Nationstar
As set forth in the Subservicing Agreement, Nationstar shall be responsible for the management and administration of all Mortgage Loan Litigation except for the following, which will be managed by First Tennessee:
•	Class actions and purported class actions per the parameters set forth in Section 4.14(d) of the Subservicing Agreement

•	Litigation that (i) is not incidental to Nationstar’s duties to service the Mortgage Loans in accordance with the Agreement, or (ii) exclusively involves allegations against the Owner, Investors, or prior owners or prior servicers of the Mortgage Loan, including without limitation any allegation or claim involving a violation or breach of any Predatory Lending Law;

•	Litigation, including threatened Litigation, crossclaims and counterclaims, where the damages alleged equal or exceed $2 million

•	Litigation for which First Tennessee’s Prior Subservicer has agreed to indemnify First Tennessee

•	Any actual or threatened investigatory or administrative enforcement action by a federal or state governmental entity or regulatory body involving or relating to First Tennessee and the Mortgage Loans

•	Any other Litigation which First Tennessee may choose to manage due to the substantive nature of the allegations raised (e.g., allegations regarding MERS, chain of custody issues, securitizations, etc.)
First Tennessee will promptly notify Nationstar of any Litigation which it chooses to manage and will promptly apprise Nationstar of the outcome of the Litigation to the extent it would affect servicing and/or foreclosure of the Mortgage Loan.
In managing Litigation, Nationstar shall file title insurance claims where claims asserted in the Litigation may be subject to coverage.
Litigation Filed/Served Prior to Transfer of Servicing to Nationstar
Any Litigation currently managed by First Tennessee will continue to be managed by First Tennessee following the servicing transfer.
With respect to pre-transfer Litigation currently managed by First Tennessee’s Prior Subservicer, Nationstar will be responsible for managing such Litigation upon transfer of servicing to Nationstar. Prior to the date of transfer, First Tennessee will provide Nationstar with a spreadsheet reflecting all Litigation currently managed by First Tennessee’s Prior Subservicer and for which Nationstar will become responsible upon date of transfer and such spreadsheet shall contain the information in the Litigation Reports (as defined below). Nationstar shall continue to use the outside counsel already retained on each case unless Nationstar reasonably determines that a change in counsel is warranted.

Qualified Written Requests
Pursuant to Applicable Requirements, Nationstar shall respond, on behalf of First Tennessee or the applicable Investor, to any letter purporting to be a QWR. Should Nationstar fail to properly respond to a QWR or purported QWR or to respond within statutory timeframes, Nationstar shall defend and indemnify First Tennessee for any losses it may incur, including incurrence of reasonable attorneys’ fees, as a result of any such failure by Nationstar; provided, however, Nationstar shall not be required to indemnify First Tennessee against (i) any such loss attributable to the willful misconduct, bad faith, negligence or reckless disregard of First Tennessee or (ii) the failure of First Tennessee to comply with any or all of its covenants, obligations, warranties, or representations contained in the Subservicing Agreement or this SLA. Upon reasonable request and notice, First Tennessee shall have the right to review or audit Nationstar’s QWR responses to ensure that they comply with Applicable Requirements.
Litigation Support
Subpoenas
Nationstar shall reasonably assist First Tennessee or the applicable Investor in responding to subpoenas and other reasonable requests for information seeking disclosure of information relating to Mortgage Loans. Such assistance may include, but is not limited to, gathering information to provide in response to the subpoena; providing a records custodian affidavit if requested; and implementing a Legal Hold if requested.
Other Litigation Support
Nationstar shall reasonably cooperate with First Tennessee in providing Litigation support with respect to any Litigation matters managed by First Tennessee. Such cooperation shall include, but not be limited to:
•	making available all information, documents and employees necessary to defend First Tennessee’s and/or the Investor’s interests or to aid First Tennessee in settling the Litigation;

•	verifying servicing-related discovery responses and/or executing affidavits or declarations regarding servicing-related factual matters;

•	appearing to testify at a deposition or trial where requested by First Tennessee or required by another party to the Litigation (and Nationstar shall be reimbursed through a Servicing Advance or as a Pass-Through under the Subservicing Agreement, whichever form of reimbursement is applicable, for all out-of-pocket costs to attend and participate at a deposition or trial); and

•	representing First Tennessee and/or the Investor at mediation, if reasonably requested (and Nationstar shall be reimbursed through a Servicing Advance or as a Pass-Through under the Subservicing Agreement, whichever form of reimbursement is applicable, for all out-of-pocket costs to attend and participate in such mediation).
Settlements
Nationstar shall not, without the prior written consent of First Tennessee, settle or compromise any claim against First Tennessee or any of its Affiliates or Investors arising out of or relating to any Mortgage Loan Litigation, other than any settlement involving solely the payment of money damages not to exceed [*] in any one (1) instance up to an aggregate of [*] for all such settlements during any calendar quarter. Nationstar must obtain the prior written consent of First Tennessee for any settlements that cause this quarterly aggregate number to be exceeded.
Systems Access/Document Retrieval

*	[Confidential Treatment Requested]

Nationstar shall provide First Tennessee with read-only access to Nationstar’s loan servicing systems to enable First Tennessee to directly access and print loan origination files and other loan origination- and servicing-related information. On or before the date which is fifteen (15) days following the date of the Agreement, First Tennessee will provide Nationstar with a list of First Tennessee employees who will require systems access. On or before the date which is thirty (30) days following the date of the Agreement, Nationstar shall provide such employees with the training necessary to enable the employees to utilize Nationstar’s system.

Litigation Reports
Nationstar shall provide First Tennessee with monthly Litigation reports (“Litigation Reports”) by the tenth (10th) business day of each month. Such Litigation Reports will reflect all Litigation matters that were open (both opened and already pending) during the prior month. The Litigation Report shall contain the following information:
•	Case Name

•	Court

•	Borrower Name

•	Loan Number

•	Investor

•	Date Served or Notified

•	UPB

•	Outside Counsel (responsible attorney, law firm, and contact information)

•	Litigation Type (e.g., contested foreclosure, mechanic’s lien, etc.)

•	Summary of Case

•	How Resolved
Judicial Foreclosures
As noted above, Nationstar shall ensure that outside counsel correctly identify First Tennessee and/or the Investor in any judicial foreclosure action.
With respect to judicial foreclosures of securitized loans, Nationstar shall provide to outside foreclosure counsel, prior to the initiation of the initial referral of foreclosure proceedings to such outside foreclosure counsel, the following memoranda developed by First Tennessee in-house counsel: “Best Practices for the Foreclosure of Loans in Securitizations” (Appendix __) and “Sample Description of Chain of Title for Loans in Securitizations” (Appendix __). Nationstar will obtain from each outside foreclosure counsel a written acknowledgement of their receipt of the memoranda.
Should Nationstar or outside counsel have any questions regarding the judicial foreclosure of a securitized loan, or require assistance, guidance, or documentation in establishing chain of custody to the court, Nationstar or its outside counsel should contact [*]

*	[Confidential Treatment Requested]

Contested Foreclosures
First Tennessee seeks to avoid foreclosure of Mortgage Loans where reasonably and feasibly possible by placing borrowers into performing loans through loss mitigation and loan modification alternatives. Consequently, when Litigation is initiated by a borrower in response to foreclosure by First Tennessee, whether as a foreclosure counterclaim or a separate lawsuit, Nationstar must review the Mortgage Loan to ensure that loss mitigation alternatives had been fully explored and exhausted prior to initiation of the foreclosure process. If Nationstar determines that loss mitigation alternatives had not been fully explored or exhausted, it shall evaluate whether a loan modification or other form of loss mitigation is feasible, and if so, take steps to effectuate such a result.
If Nationstar determines that First Tennessee’s Prior Subservicer had instituted foreclosure without fully exploring or exhausting loss mitigation alternatives or before a borrower’s loan modification application had been fully processed and considered, Nationstar must promptly notify First Tennessee of such determination so that First Tennessee can take any action it deems appropriate.
Similarly, if a borrower alleges that First Tennessee’s Prior Subservicer did not properly service a Mortgage Loan and Nationstar determines that such allegations have merit, Nationstar must promptly notify First Tennessee of its determination so that First Tennessee can take any action it deems appropriate.

SERVICE LEVEL AGREEMENT (SLA)
for
SERVICING STANDARDS
between
FIRST TENNESSEE BANK
As Servicer
and
Nationstar
As Sub-Servicer

powering your dreams

OVERVIEW
PURPOSE
The purpose of this Service Level Agreement (SLA) is to provide a basis for cooperation between First Tennessee Bank and Nationstar and to specify those roles and responsibilities reserved to First Tennessee and those delegated to Nationstar. Additionally, this SLA prescribes certain service-levels that First Tennessee expects Nationstar to meet in their role as sub-servicer. The SLA is contingent on each party knowing and fulfilling their responsibilities and generating an environment conducive to the achievement and maintenance of targeted service levels outlined below.
OBJECTIVES OF SLA
•	To create an environment which is conducive to a cooperative relationship between First Tennessee and Nationstar and to ensure the availability and delivery of services to First Tennessee.

•	To document the responsibilities of all parties taking part in the SLA with the common goal of meeting established service levels.

•	To define, in detail, the service to be delivered by Nationstar and the level of service which will be expected.

•	To institute a formal system of objective service level monitoring ensuring that reviews of the SLA are based on factual data.

•	To provide a common understanding of service requirements/capabilities and of the principles involved in the measurement of service levels.
PERIOD OF SLA
This SLA will commence on the date specified in the Subservicing Agreement between First Tennessee and Nationstar following the acceptance by both parties and will continue until such agreement is terminated or amended.
MODIFICATIONS TO THE SLA
This SLA may be changed or modified at any time upon the mutual agreement of the parties .

SERVICE LEVEL AGREEMENT
DELEGATED AUTHORITY MATRIX
The Delegated Authority Matrix specifies servicing roles and responsibilities reserved to First Tennessee, as Servicer, and those roles and responsibilities delegated to Nationstar, as Sub-Servicer.
The matrix segments the roles and responsibilities for the Servicer and Sub-Servicer by three portfolios*:
•	Permanent (First Tennessee’s on-balance sheet loans)

•	BONY (Bank of New York)

•	Other Investors (consisting of various other private investors).

*	Note: Treatment of FNMA, FHLMC, GNMA are standardized and not delegated via the matrix.
(Please see attached Delegated Authority Matrix)

SERVICE-LEVEL TARGETS
As Servicer, First Tennessee requires that Nationstar, as Sub-Servicer, meet certain service-level targets as part of the Master Services Agreement. These service-level targets are identified in the service-level target matrix contained within this SLA.
As Sub-Servicer, Nationstar is also required to report their service-level statistics on a monthly basis. This report should contain:
•	service-level item

•	service-level target

•	actual performance for each service-level item over a 13-month period
If Nationstar fails to meet [*] of all SLA Targets measured over a [*] period (two consecutive reporting periods), and does not cure such failure within [*] calendar month after receipt of written notice by First Tennessee of such failure of performance (which period may be extended for up to [*] full calendar months after such notice if Nationstar is diligently pursuing a cure in good faith in a manner consistent with Accepted Servicing Practices so long as First Tennessee is not materially prejudiced by such extended period of time), such failure shall be deemed to be an Event of Default as described in Section 9.1(j) of the Agreement; provided however, First Tennessee shall provide Nationstar written notice of a breach upon the earlier of (i) the date which occurs [*] from the date of First Tennessee’s actual knowledge of such breach and, (ii) the date which occurs within [*] after the date in which the breach should have been reasonably known by First Tennessee. Failure to provide such notice within the foregoing timeframes shall be deemed a waiver of such breach, but such waiver shall not extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.
(Please see Service-Level Target Matrix below)

*	[Confidential treatment requested]

Service-Level Target Matrix

Service-Level Item	Target
Collection Department Volume
Abandonment Rate for Inbound Calls	[*]
Average Speed of Answer for Inbound Calls	[*]
Daily Penetration Rate (Overall)	[*]
Average Number of Attempts per Account per Month	[*]
Percentage of Promises to Pay Made (Overall)	[*]
Percentage of Promises to Pay Kept (Overall)	[*]
Loss Mitigation
ASA	[*]
Abandonment Rate	[*]
Centralized Modification Team
Average Number of Days to First Attempted Contact after Referral	[*]
Average Number of Days to Confirmation of Receipt of Response Package	[*]
Average Number of Days for Incomplete Information Notice	[*]
Average Number of Days to Decision Notice Sent to Borrower	[*]
Foreclosure
Percent of Files That Are Completed Within Agency Timelines (excluding delays)	[*]
Percent of Cases That Foreclosure Costs Exceed Agency Maximum	[*]
REO
Average Number of Days Marketing Time	[*]
Average Number of Days Eviction Time	[*]
Average Sale Price as a Percentage of Original List Price	[*]
Average Sale Price as a Percentage of Appraised Value (or BPO)	[*]
Average total days in REO	[*]
Customer Service
Abandonment rate (% Annualized)	[*]
Average speed of answer (Seconds Annualized)	[*]
First call resolution rate (%)	[*]
Escalated Complaints Center
Average hours/days to response to Customer	[*]
Average hours/days to resolve Customer Issue	[*]
Average days for written response to be generated	[*]

*	[Confidential treatment requested]

CHANGE MANAGEMENT
CHANGE CONTROL REQUIREMENTS
Nationstar shall comply with the change control requirements in this section.
Prior to using any new software or new equipment to provide the Services, Nationstar shall have verified that the item has been properly tested, installed, is operating in accordance with its specifications, and is performing its intended function in a reliable manner.
Nationstar shall not make the following changes, including implementing a change in reporting or data delivery without written approval from First Tennessee:
•	a change would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure

•	a change increasing First Tennessee’s Charges under the Agreement
NOTICE OF CHANGES
Nationstar shall keep First Tennessee informed of all changes to the environment used to provide this Service to the extent that It would require First Tennessee to modify or make adjustments in their environment in accordance with the following:
•	Nationstar shall notify First Tennessee, at least 7 (seven) days in advance of and within 2 (two) days following, planned material changes made to the Services that would require First Tennessee to modify an existing technology interface, eliminate or modify an existing agreed upon reporting structure.

•	In the event of an emergency affecting Services, Nationstar shall document and promptly report such Emergency Changes to First Tennessee. Emergency is defined as an event that affects the delivery of services that would affect the agreed upon SLA’s as defined in this agreement.

PROBLEM MANAGEMENT
Nationstar shall have a methodology to identify and mitigate system incidents that impact Services provided to First Tennessee Bank. Ultimately, the goal of every service provider is to provide their Services in an environment that is problem-free. However, for those rare situations where problems arise affecting the ability of the provider to deliver the Services, the following problem management procedures will be observed.
PROBLEM MANAGEMENT REQUIREMENTS
Nationstar shall comply with the Problem Management requirements defined in this section.
Nationstar shall investigate the cause of all critical incidents affecting Services and shall record and track operational problems through closure. Nationstar will periodically update First Tennessee on the status of outstanding problems.
Nationstar follows a rigorous problem management process that can be periodically reviewed by First Tennessee.
PROBLEM REPORTING
Nationstar shall provide First Tennessee with:
•	Preliminary cause analysis findings for all Critical Incidents within two (2) Business Days of the resolution of the incident. A critical incident is defined as an incident that has caused an agreed upon SLA per this agreement to be missed. Nationstar will provide:
o	Actions taken to resolve the incident

o	Actions being taken to drive towards root cause

o	Actions being taken to prevent an incident recurrence
•	Cause analysis reports for Critical Incidents within five (5) Business Days of the resolution.
o	Problem Summary

o	Problem Details

o	Cause

o	Timeline of Events

o	Response/Follow-up Actions to prevent an incident recurrence

Delegated Authority Matrix
General

	PERM		BONY		Other Investors
		Owner’s		Owner’s		Owner’s
	Delegated	Approval	Delegated	Approval	Delegated	Approval
Action	Authority	Required	Authority	Required	Authority	Required	Terms and Conditions
Paid-In-Full Loans with Balances	X		X		X		[*]

Pre-Payment Penalty (PPP) Waivers	X		X		X		[*]

Releasing Liens	X		X		X		[*]

Subordinations	X	X	n/a	n/a	X	X	[*]

Responding to Disputes and Written Complaints	X		X		X		[*]

Setting Up Escrow For First Mortgage Loans	X		X		X		[*]

Dissolving an Escrow Account	X		X		X		[*]

Interest on Escrow	X		X		X		[*]

Hazard Insurance	X		X		X		[*]

Flood Insurance	X		X		X		[*]

Payment of Delinquent Real Estate Taxes	X		X		X		[*]

Release of Hazard Insurance Proceeds	X		X		X		[*]

Applicable 1098, 1099A and 1099C IRS Reporting	X		X		X		[*]

Non HAMP NPV Model		X		X	n/a		[*]

Hardship / Disaster		X		X		X	[*]

*	[Confidential Treatment Requested]
Confidential — Internal Distribution

Delegated Authority Matrix
Collections

	PERM		BONY		Other Investors
		Owner’s		Owner’s		Owner’s
	Delegated	Approval	Delegated	Approval	Delegated	Approval
Action	Authority	Required	Authority	Required	Authority	Required	Terms and Conditions
Collections Efforts	X		X		X		[*]

Timing of Breach Notice	X		X		X		[*]

Payment Workout Plans (Reages)	X		X		X		[*]

Repayment Plans	X		X		X		[*]

Custom Modification	X		X		X	Investor Driven	[*]

Forgiveness of Principal, Interest or Other Amounts Owed		X		X		X	[*]

*	[Confidential Treatment Requested]
Confidential — Internal Distribution

Delegated Authority Matrix
Resolution

	PERM		BONY		Other Investors
		Owner’s		Owner’s		Owner’s
	Delegated	Approval	Delegated	Approval	Delegated	Approval
Action	Authority	Required	Authority	Required	Authority	Required	Terms and Conditions
Short Sale	X		X		X		[ * ]

Deed — in — Lieu (DIL)	X		X		X		[ * ]

Cash for Keys — DIL	X		X		X		[ * ]

FHA & VA Servicing	X		X		X		[ * ]

Foreclosure Referral	X		X	X	X	X	[ * ]

MERS	X		X		X		[ * ]

Foreclosure Bidding Instructions	X		X		X	X	[ * ]

Property Preservation	X		X		X		[ * ]

Foreclosure and Bankruptcy Fees and Costs	X		X		X		[ * ]

Bankruptcy	X		X		X		[ * ]

*	[Confidential treatment requested]
Confidential — Internal Distribution

Delegated Authority Matrix
REO

	PERM		BONY		Other
		Owner’s		Owner’s		Owner’s
	Delegated	Approval	Delegated	Approval	Delegated	Approval
Action	Authority	Required	Authority	Required	Authority	Required	Terms and Conditions
Registering of REO Properties	X		X		X		[*]

Dwelling Insurance	X		X		X		[*]

Relocation Assistance to Shorten Eviction — Cash For Keys	X		X		X		[*]

REO List Price	X		X		X		[*]

REO List Price Reductions	X		X		X		[*]

REO Repairs / Improvements	X		X		X		[*]

Property Preservation /Emergency Repairs	X		X		X		[*]

Acceptance of REO Sales Offer	X		X		X		[*]

Settlement of Litigated Mortgage Loans		X		X		X	[*]

Approval of any Form Letters	X		X		X		[*]

*	[Confidential Treatment Requested]
Confidential — Internal Distribution

Perm/HFS Modification Matrix

Topic	Guidelines	Comments
Hardship Letter
Short Term Hardship (<5yrs)	[*]	[*]

Long Term Hardship (<5yrs)	[*]	[*]

Borrower Qualifications	[*]

*	[Confidential Treatment Requested]

Perm Modification Matrix	Page 1

Perm/HFS Modification Matrix

Topic	Guidelines	Comments
Existing Loan Qualifications
	[*]	[*]

Document Delivery	[*]	[*]

*	[Confidential Treatment Requested]

BoNY Modification Matrix	Page 2

Topic	Guidelines	Comments
Eligibility Review	[*]	[*]

Waterfall	[*]

Underwriting Review	[*]	[*]

*	[Confidential Treatment Requested]

BoNY Modification Matrix	Page 3

Perm/HFS Modification Matrix

Topic	Guidelines	Comments
Ratios	[*]

Mod Terms	[*]

Additional Underwriting Criteria	[*]

*	[Confidential Treatment Requested]

BoNY Modification Matrix	Page 4

Perm/HFS Modification Matrix

Topic	Guidelines	Comments
[*]

Miscellaneous	[*]	[*]

*	[Confidential Treatment Requested]

BoNY Modification Matrix	Page 5

Perm/HFS Modification Matrix

Topic	Guidelines	Comments
	[*]	[*]

NOTE: This Matrix is not intended to be an all inclusive listing of modification guidelines, but a quick reference quide. A comprehensive Guideline Manual will be provided which should be consulted in connection with the underwriting and approval of any modification.
comments:	Loans held on the portfolio with mortgage insurance as well as any investor loans must defer to specified mortgage insurance company or investor requirements (i.e., Fannie, Freddie, Ginnie)

*	[Confidential Treatment Requested]

BoNY Modification Matrix	Page 6

BoNY
Modification Matrix

Topic	Requirements	Comments
Hardship Letter Short Term Hardship (<5yrs)	[*]	[*]

Long Term Hardship (>5yrs)	[*]	[*]

*	[Confidential Treatment Requested]
BoNY Modification Matrix

BoNY
Modification Matrix

Topic	Requirements	Comments
Borrower Qualifications	[*]

Existing Loan Qualifications	[*]	[*]

Document Delivery	[*]	[*]

*	[Confidential Treatment Requested]
BoNY Modification Matrix

Topic	Requirements	Comments
[*]

*	[Confidential Treatment Requested]
BoNY Modification Matrix

BoNY
Modification Matrix

Topic	Requirements	Comments
Eligibility Review	[*]

Eligibility Review	[*]	[*]

Waterfall	[*]

*	[Confidential Treatment Requested]
BoNY Modification Matrix

BoNY
Modification Matrix

Topic	Requirements	Comments
Underwriting Review	[*]

[*]

Ratios	[*]

*	[Confidential Treatment Requested]
BoNY Modification Matrix

Topic	Requirements	Comments
Mod Terms	[*]

*	[Confidential Treatment Requested]
BoNY Modification Matrix

BoNY
Modification Matrix

Topic	Requirements	Comments
Additional Underwriting Criteria	[*]

*	[Confidential Treatment Requested]
BoNY Modification Matrix

BoNY
Modification Matrix

Topic	Requirements	Comments

Miscellaneous	[*]

[*]

NOTE: This Matrix is not intended to be an all inclusive listing of modification guidelines, but a quick reference quide. A comprehensive Guideline Manual will be provided which should be consulted in connection with the underwriting and approval of any modification.
Pipeline: For Mods midstream during transfer, previous terms relayed to borrower will prevail

*	[Confidential Treatment Requested]
BoNY Modification Matrix

Schedule II
Nationstar Subservicing Pricing — First Tennessee

Perm/HFS
Pricing	Description	Loans	Non-Agency	GSE
Base Fee assuming ancillary/float income goes to Nationstar	• Loans less than 30 days delinquent	[*]	[*]	[*]
(Using MBA delinquency methodology)	• Loans 30-59 days delinquent	[*]	[*]	[*]
	• Loans 60-89 days delinquent	[*]	[*]	[*]
	• Loans >= 90 days delinquent (includes FCL and REO)	[*]	[*]	[*]
Boarding Fee	• Fee + actual out of pocket expenses (flood, mers, assignments). Tax cert expenses waived for lifetime.	[*]	[*]	[*]
Termination/DeBoarding Fee	• Fee + actual out of pocket expenses (shipping, tax, flood, mers, assignments, etc)	[*]	[*]	[*]

Collection/Loss Mitigation Incentives:	Eligible for accounts greater than or equal to 60 days delinquent — Non MHA — Non FHA:	Per Loan Incentive Fee:	Per Loan Incentive Fee:	Per Loan Incentive Fee:
• Reinstatement via lump sum or repayment plan	• Full reinstatement of all past due amounts as a result of collections, loss mitigation or other negotiation methods	[*]	[*]	[*]
• Paid in full	• Pay-off of all amounts due under the then existing note terms as a result of collections, loss mitigation or other negotiation methods	[*]	[*]	[*]
• Third Party Sales	• Asset sold to third party at foreclosure sale	[*]	[*]	[*]
• Redemption	• Borrower exercises right of redemption according to state specific guideline	[*]	[*]	[*]
• Deed-in-Lieu	• Property deeded over to Asset owner	[*]	[*]	[*]
• Short Sales	• Receipt of funds pursuant to client approved plan	[*]	[*]	[*]
• Note Sales	• Receipt of funds pursuant to client approved plan	[*]	[*]	[*]
• Modifications — < 60 Days Delinquent	• Receipt of funds pursuant to client approved modification	[*]	[*]	[*]
• Modifications — < 60 + Days Delinquent	• Receipt of funds pursuant to client approved modification	[*]	[*]	[*]
• Claims Fee	• Filling of claims to HUD	[*]	[*]	[*]
• REO Sale Fee	• Liquidation of REO Asset	[*]	[*]	[*]
Termination Fee Schedule (based on portion and timing of portfolio transfer)1:

Portion of Portfolio	0 to 12 months	13 to 24 months	After 24 months
<=25%	[*]	[*]	[*]
>25% and <=50%	[*]	[*]	[*]
>50%	[*]	[*]	[*]

[1]	Termination fee is due at the end of month 12 for cumulative transfers during months 0-12, at the end of month 24 for cumulative transfers during months 13-24 and at loan level per transfer post month 24. Portion of Portfolio shall be defined as loans (units) transferred out as a percentage of initial loans (units) transferred to Nationstar.

Claim in Process Fees	Description	FHA	FN/FH/MI	PLS
• Claims in Process	• Applies to all existing claims at time of transfer	[*]	[*]	[*]
Optional Insurance Services

• One Time Set Up Costs	[*]
• Ongoing Monthly Management Costs	[*] per insurance line (not to exceed [*] of monthly earnings with a cap of [*] per month applicable through 7/31/12)

*	[Confidential treatment requested]

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
PREVIOUS SERVICER LOAN NUM
INV CODE
NSM LOAN NUM
POOL
UPB
INT PAID TO DATE
NEXT DUE
P&I PAYMENT
ESCROW PAYMENT
TOTAL PAYMENT
ESCROW BALANCE
ESCROW ADVANCE
GOVT SUB SUSP
SUSPENSE BALANCE
MISC SUSPENSE
FORBEARANCE SUSPENSE
HAZARD SUSPENSE
BORROWER SUBSIDY SUSP BALANCE
CORPORATE ADVANCE
YTD INTEREST PAID
YTD TAXES PAID
PERFORMING/NON-PERFORMING FLAG
SERVICE FEE CODE 1
SERVICE FEE AMNT 1
SERVICE FEE CODE 2
SERVICE FEE AMNT 2
YIELD DIFFERENTIAL
SVC FEE ON I OR E
ADD/SUB SVC FEE
DEF LATE CHG

SERVICE TRANSFER DATE
CURRENT SERVICER
PREVIOUS SERVICER LOAN NUM
INVESTOR LOAN NUMBER
NSM LN NUM
BULK ID
PRODUCT
MORTGAGE INST
LOAN TYPE
IO LOAN Y/N
ROUNDUP FACTOR
EXPIRATION DATE OF IO LOAN
LIEN POSITION
PREPYMT PENALTY INDICATOR
PROPERTY ADDRESS 1
PROPERTY ADDRESS 2
PROPERTY CITY
PROPERTY STATE
PROPERTY ZIP
COUNTY
Borrower Contributions
Disbursement Forgiven
Interest Owed Or Payment Not Reported
Principal Forbearance Amount
Principal Write-down (Forgiveness)
Paydown or Payoff of Subordinate Liens? Paydown or Payoff of Subordinate Liens amount
Co-borrower Social Security Number
Foreclosure Referral Date
Projected Foreclosure Sale Date
Modified Loan Term — Officer Signature Date
ACCT_NBR
STATUS

Servicer Loan Number
HAMP Servicer Number
Program Type / Campaign ID
Investor Code
Borrower Last Name
Borrower First Name
Borrower Social Security Number
Borrower Execution Date
Submission Status
Date of Original Note
Unpaid Principal Balance before modification
Loan Mortgage Type Code
Last Paid Installment Date before modification
First Lien Indicator
Hardship Reason Code
Monthly Gross Income
Monthly Debt Payments excluding PITIA
NPV — Date
NPV — Model Result Amount Pre-mod
NPV — Model Result Amount post-mod
Amortization Term before modification
Interest Rate before modification
Principal and Interest Payment before modification
Monthly Housing Expense before modification
Delinquent Interest
Servicing Fee Percent after modification
Product before Modification
Maturity Date before modification
Remaining Term before modification
Front Ratio before modification
Back Ratio before modification
Principal and Interest Payment at 31% DTI
Principal and Interest Payment at 38% DTI
Property — Number of Units
Property — Street Address
Property — City
Property — State

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
FIPS
INTEREST METHOD
ORIGINAL LOAN AMT
ORIGINAL INT RATE
ORIGINAL PI PMT
CURRENT INT RATE
NOTE DATE
1ST PYMT DUE DATE
MATURITY DATE
TERM
AMORT TERM
BALLOON DATE
LATE CHARGE FLAG
LATE CHARGE CODE
GRACE DAYS
LATE CHARGE RATE
PRIMARY BORROWER FIRST NAME
PRIMARY BORROWER MIDDLE NAME
PRIMARY BORROWER LAST NAME
SUFFIX
CO-BORROWER FIRST NAME
CO-BORROWER MIDDLE NAME
CO-BORROWER LAST NAME
PRIMARY SSN NUM
CO-BORROWER SSN NUM
MAILING ADDRESS 1
MAILING ADDRESS 2
MAILING CITY
MAILING STATE
MAILING ZIP
PRIMARY HOME PHONE
PRIMARY BORROWER BUSINESS PHONE
CO-BORROWER HOME PHONE
CO-BORROWER BUSINESS PHONE
PURCHASE PRICE
APPRAISED VALUE
LOAN PURPOSE
OCCUPANCY
PROPERTY TYPE
BUILDING TYPE
FLOOD PROGRAM
FLOOD AGENCY CODE
MAP DATE
COMMUNITY NO
PANEL NO
SUFFIX
ZONE
ENTRY DATE
FLOOD CERTIFICATE
BUYDOWN / SUBSIDY Y/N
FHA/VA CASE NUM
Property — Zip Code
Property Valuation — Method
Property Valuation — Date
Property Valuation — As Is Value
Property Condition Code
Property Occupancy Status Code
Property Usage Type Code
Modification Effective Date
Product After Modification
Amortization Term after modification
Unpaid Principal Balance after modification
Last Paid Installment Date after modification
Interest Rate after modification
Interest Rate Lock Date for Modification
First Payment Due Date after modification
Principal and Interest Payment After modification
Escrow Payment After Modification
Monthly Housing Expense after Modification
Maturity Date After Modification
Term after Modification
Front Ratio after modification
Back Ratio after modification
Max Interest Rate after Modification
Length of Trial Period
1st Trial Payment Due Date
1st Trial Payment Posted Date
1st Trial Payment Received Amount
GSE Servicer Number
GSE Loan Number
Underlying Trust Identifier
Co-Borrower Last Name
Co-Borrower First Name
Escrow Payment before modification
Association Dues/Fees before modification
Principal Payment Owed or Not Reported
Other Contributions
Attorney Fees Not In Escrow
Escrow Shortage for Advances
Other Advances
Borrower Contributions
Disbursement Forgiven
Interest Owed Or Payment Not Reported
Principal Forbearance Amount
Principal Write-down (Forgiveness)
Paydown or Payoff of Subordinate Liens? Paydown or Payoff of Subordinate Liens amount
Co-borrower Social Security Number
Foreclosure Referral Date
Projected Foreclosure Sale Date
Modified Loan Term — Officer Signature Date
ACCT_NBR

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
MERS ACCOUNT (Y/N)
MERS MIN NUM
CREDIT SCORE
CREDIT SCORE DATE
MSG CODE 1 MSG CODE 2 MSG CODE 3 DEMAND/BREACH LETTER DATE
DEMAND/BREACH LETTER EXPIRE
FDIC — FUND ID
FDIC — ASSETTYPE
FDIC — ASSETSUBTYPE
FDIC — ASSETNUMBER
FDIC — POOL NUM
FDIC — LOCATION CODE
ELIGIBILITY CODE
RECOURSE FLAG
FDIC — SALES POOL CODE

PREVIOUS SERVICER LOAN NUM
NSM LN NUM
1ST DATE CHANGE
OCCURANCE FLAG
INITIAL ADJ PERIOD (MTHS)
1ST CHANGE RATE (MAX)
1ST CHANGE RATE (MIN)
REMAINING ADJ PERIOD (MTHS)
ADJUST CAP ON CHANGE (MAX)
ADJUST CAP ON CHANGE (MIN)
PMT INT ADJ
PMT REMAINING ADJ
FLOOR
CEILING
CURRENT INDEX
INDEX EFFECTIVE DATE
LOOKBACK DAYS
MARGIN
ROUNDING FACTOR
NEXT INT ADJ DATE
NEXT PI ADJ DATE
MAX PRIN BAL PERCENT
FORCE PERIOD
NEXT FORCED DATE
ROUND BASIS
NEG AM FLAG
POA TEASER MONTHS
POA IO PMT
POA 15 YR PMT
POA 30 YR PMT

PRIOR SERVICER LOAN NUMBER
NSM LOAN NUM
ESCROW TYPE
STATUS

ServicerLoanNumber
TrialPaymentNumber
TrialPaymentPostedDate
TrialPaymentReceivedAmount
HAMPServicerNumber

Previous Servicer Loan Num
NSM Loan Number
Billing Method
Avail Balance
Principal Billed
Interest Billed
Cons Loan Type
Cons Plan
Cons Plan Eff Date
Mthly Bill Plan
Tran04 Plan
Increase Credit Limit Plan
Draw Ext Plan
Skip Payment Plan
Last Stmt Date
Mthly Bill Date
Product Code
Product Type
Original Credit Limit
Cons Draw Type
Draw Term Months
Draw Prd Exp Date
Draw Prd Grace Days
Draw Prd Grace Days Exp Date
Min Init Draw Amt
Min Init Draw Percent
Min Draw Amt
Max Draw Amt
Over Crt Limit Amount
Over Credit Limit % Repay Term
Days Delq to Susp
CC Loan Status
Suspend Type
Draw Suspend Date
Last Check Nbr Ordered
Last Draw Date
No Draws Current Month
No Draws Ytd
No Draws Lol
Annual Fee Assessed Date
Annual Fee Assessed Flag
Zero UPB Date
Zero UPB Exp Date
Ann Fee Assess Day

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
POLICY NUM
COVERAGE
ACCRUAL DATE
MATURITY DATE
MONTHS COVERED
ACCRUAL AMOUNT
ESCROWED (Y/N)
MI PERCENT COV
VENDOR CODE

Prior Servicer Loan Number
NSM Loan Number
Amount
Sub Type (Description)
Type

Previous Servicer Loan Num
NSM Ln num
Change Date
Amount
Type (Rate, PI, Escrow)

PREVIOUS SERVICER LOAN NUM
NSM LN NUM
DATE FIRST LEGAL ACTION COMPLETE
Type of foreclosure action
DATE JUDGMENT FILED
PROJECTED ESTIMATED SALE DATE
DATE LOAN ENTERED FORECLOSURE
APPROVED FORECLOSURE BID AMOUNT
FORECLOSURE SALE DATE THAT HAS TAKEN PLACE
DATE REFERRED TO ATTORNEY
SALE DATE THAT HAS BEEN SCHEDULED BY ATTORNEY
LAST INSPECTION DATE
Foreclosure Attorney Assigned to File

Previous Servicer Loan Num
NSM Ln num
Attorney Referral Date
Attorney ID
AGREED ORDER FILE DATE
BK Start Date
DEBTOR Attorney ADDRESS
DEBTOR Attorney CITY
DEBTOR Attorney NAME
DEBTOR Attorney PHONE
DEBTOR Attorney STATE
DEBTOR Attorney ZIP
BK JURISDICTION
reaffirm_date
Objection Filed
Co Debtor First Name
Co Debtor Middle Name
Co Debtor Last Name
Co Debtor Address 1
Draw Prd Bill Plan
Draw Prd Bill Pl Eff Date
Draw Prd Tr04 Plan
Repay Bill Plan
Repay Bill Plan Eff Date
Repay Tr04 Plan
Dorm Fee Assmnt Dt
Total Payment Amount
Loan Level Payment
Bill UPB Option
Next Due Date
Pay Calc Method Used
Draw Pd. Flat Int Rate
Draw Prd VRM Plan
Draw Prd Pay Type
Draw Perd Int Method
Repay Prd Flat Int Rate
Repay Prd VRM Plan
Type of Plan Code
Repay Prd Payment Type
Int Free Grace Days
Int Free Grace Period
Repay Prd Int Method
Int Paid to Date
Interest Poor Amt
Int Rate
Int Free Grace Period
Balance Payment Amt
Interest Cap Adjust
APR Calc Method
APR uses UPB/APB
APR Days
Days to Hold Neg Balance

Previous Servicer Loan Num
NSM Loan Number
Source of Funds
Draw/repay Period
Ccs Vrm Plan Number
Vrm Int Rate Auto Adj Fl
Send Notice
Teaser Rate Flag
Grad/tiered Flag
Tsr Pd Begin Flag
Teaser Exp Type
Teaser Flat Rate
Teaser Index
Teaser Index Date
Teaser Look Back Days
Tsr Idx Begin Date Flag
Teaser Term
Teaser Margin

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
Co Debtor City
Co Debtor State
Co Debtor Zip
Motion for Relief Obtained
Date Notice Received
Classification
mfr_atrn_refer_date
mfr_filed_date
mfr_hearing_date
Post Petition Due Date
BK Type ID
Case num
Date Filed
proof_claim
Dismissed Date
Discharge Date
Post Plan

NSM Ln Number
reo_number
FC_Sale_Date
Evicton_Start
Evicton_End
Foreclosure_Attorney
Current_Market_Value

Servicer Loan Number
HAMP Servicer Number
Program Type / Campaign ID
Investor Code
Borrower Last Name
Borrower First Name
Borrower Social Security Number
Borrower Execution Date
Submission Status
Date of Original Note
Unpaid Principal Balance before modification
Loan Mortgage Type Code
Last Paid Installment Date before modification
First Lien Indicator
Hardship Reason Code
Monthly Gross Income
Monthly Debt Payments excluding PITIA
NPV — Date
NPV — Model Result Amount Pre-mod
NPV — Model Result Amount post-mod
Amortization Term before modification
Interest Rate before modification
Principal and Interest Payment before modification
Monthly Housing Expense before modification
Delinquent Interest
Servicing Fee Percent after modification
Product before Modification
Teaser Term Type
Teaser Round Factor
Teaser Round Basis
Teaser Pd Exp Date
Upb At Last Evaluatn
Interest Round Factor
Interest Round Basis
Interest Look Back Days
Interest Index Date
Vrm Int Calc Index Code
Interes Rate Begin Dt Fl
Interest Index Type
Interest Base Index Rate
Inter Base Mortgage Rate
Interes Next Adjust Date
Inter Last Indx Rate Use
Interest Margin
Interest Lol Code
Interest Floor
Interest Ceiling
Interest Apply Rate
Interest Apply Day 1
Interest Apply Day 2
Interest Period
Interest Min Adjust Cap
Interest Max Adjust Cap
Balance Flag
Margin/rate Flag
Comment
From Upb1
Through UPB1
Margin/rate 1
From Upb2
Through UPB2
Margin/rate 2
From Upb3
Through UPB3
Margin/rate 3
From Upb4
Through UPB4
Margin/rate 4
From Upb5
Through UPB5
Margin/rate 5
From Upb6
Through UPB6
Margin/rate 6
From Upb7
Through UPB7
Margin/rate 7
From Upb8

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
Maturity Date before modification
Remaining Term before modification
Front Ratio before modification
Back Ratio before modification
Principal and Interest Payment at 31% DTI
Principal and Interest Payment at 38% DTI
Property — Number of Units
Property — Street Address
Property — City
Property — State
Property — Zip Code
Property Valuation — Method
Property Valuation — Date
Property Valuation — As Is Value
Property Condition Code
Property Occupancy Status Code
Property Usage Type Code
Modification Effective Date
Product After Modification
Amortization Term after modification
Unpaid Principal Balance after modification
Last Paid Installment Date after modification
Interest Rate after modification
Interest Rate Lock Date for Modification
First Payment Due Date after modification
Principal and Interest Payment After modification
Escrow Payment After Modification
Monthly Housing Expense after Modification
Maturity Date After Modification
Term after Modification
Front Ratio after modification
Back Ratio after modification
Max Interest Rate after Modification
Length of Trial Period
1st Trial Payment Due Date
1st Trial Payment Posted Date
1st Trial Payment Received Amount
GSE Servicer Number
GSE Loan Number
Underlying Trust Identifier
Co-Borrower Last Name
Co-Borrower First Name
Escrow Payment before modification
Association Dues/Fees before modification
Principal Payment Owed or Not Reported
Other Contributions
Attorney Fees Not In Escrow
Escrow Shortage for Advances
Other Advances
Borrower Contributions
Disbursement Forgiven
Through UPB8
Margin/rate 8

Previous Servicer Loan Num
NSM Loan Number
Balance Type
CCS Plan
Cons Plan Eff Date
Cons Sub-Plan Eff Dt
UPB
Current Int Method
Accrued Int Amount
Draw Pd. Flat Int Rate
Draw Pd. Vrm Plan Code
Draw Pd. Payment Type
Draw Period Int Method
Repay Pd. Flat Int Rate
Repay Pd. Arm/vrm Plan Co
Type of Plan Code Used
Repay Pd. Payment Type
Int Free Grace Days
Int Free Grace Period
Repay Period Int Method
Draw Period Payment — Fl
Draw Period Payment + Fl
Draw Period Payment — % of Upb
Draw Period Payment — % of Upb+ Int Y/n
Draw Pd. Payment - % of Upb + Int
Draw Pd Payment - % of Upb + Int + Int
Draw Pd Payment - % of Avg Daily Bal
Draw Pd Pay — % of Avg Daly Bal+int-y/n
Draw Pd Pay — % of Credit Limit
Draw Pd Pay — % of Crdt Limit+int -y/n
Draw Pd. Pay — Declining Principal
Draw Pd. Pay — Dec. Principal+int Y/n
Draw Pd. Pay — Inte rest Only — Y/n
Repay Pd. Payment - Flat Amount
Repay Pd. Payment - Flat Amt+int Y/n
Repay Pd. Payment - % of Upb
Repay Pd. Payment - % of Upb+int Y/n
Repay Pd. Payment - % of Upb+int
Repay Pd. Payment - % of Upb+int Y/n
Repay Pd. Payment - % of Avg Daly Bal
Repay Pd. Pay — %of Avg Daly Bal Y/n
Repay Pd. Payment - % of Crd Limit
Repay Pd. Payment - % of Crd Limit Y/n
Repay Pd. Pay — Dec lining Principal
Repay Pd. Pay — Dec lining Principal Y/n
Repay Pd. Pay — Int
Int Paid-to Date
Interest Poor Amt
Int Rate

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
Interest Owed Or Payment Not Reported
Principal Forbearance Amount
Principal Write-down (Forgiveness)
Paydown or Payoff of Subordinate Liens? Paydown or Payoff of Subordinate Liens amount
Co-borrower Social Security Number
Foreclosure Referral Date
Projected Foreclosure Sale Date
Modified Loan Term — Officer Signature Date
ACCT_NBR
STATUS

Servicer Loan Number
HAMP Servicer Number
Program Type / Campaign ID
Investor Code
Borrower Last Name
Borrower First Name
Borrower Social Security Number
Borrower Execution Date
Submission Status
Date of Original Note
Unpaid Principal Balance before modification
Loan Mortgage Type Code
Last Paid Installment Date before modification
First Lien Indicator
Hardship Reason Code
Monthly Gross Income
Monthly Debt Payments excluding PITIA
NPV — Date
NPV — Model Result Amount Pre-mod
NPV — Model Result Amount post-mod
Amortization Term before modification
Interest Rate before modification
Principal and Interest Payment before modification
Monthly Housing Expense before modification
Delinquent Interest
Servicing Fee Percent after modification
Product before Modification
Maturity Date before modification
Remaining Term before modification
Front Ratio before modification
Back Ratio before modification
Principal and Interest Payment at 31% DTI
Principal and Interest Payment at 38% DTI
Int Free Grace Period — Exp Date
Balance Payment Amt
Lol Draw Counter
Interest Cap Adjust
Current Upb div by
Current Upb div by plus interest
Amort Upb over loan term minus Upb/paym freq
Amort Upb over loan term minus Upb/paym freq + intr
Amortize Curr Upb plus interest
Amortize Curr Upb + interest over + interest
Amortize Upb over
Amortize Upb over plus interest
Current Upb divided by
Current Upb divided by plus interest
Amortize Upb + All Accrued int
Amortize Upb + All Accrued int + interest
Current Upb + inter Amortized + ovr nbr months
Current Upb + inter Amor + ovr months + inter

Previous Servicer Loan Num
NSM Loan Number
Source of Funds
Effective Date
Transaction Sequence Nbr
Date Posted
Date Accrued From
Date Accrued Thru
Nbr of Days Accrued
Int Paid-to Date
Upb After Posted
Adb After Posted
Int Rate When Posted
Per Diem Int Amount
Acr Int_after_post
Reversal Flag
Trans# from Srvytrn
Interest Poor Amt
Amt Accrued This Rcd
Interest Cap Amt
Prior Period Cap Adj
Statement Drop Flag
Principal Amount
Interest Amount
Balance 1
Int Rate 1

Schedule III — Mortgage Loan Data Field Request

FIELD	FIELD
Property — Number of Units
Property — Street Address
Property — City
Property — State
Property — Zip Code
Property Valuation — Method
Property Valuation — Date
Property Valuation — As Is Value
Property Condition Code
Property Occupancy Status Code
Property Usage Type Code
Modification Effective Date
Product After Modification
Amortization Term after modification
Unpaid Principal Balance after modification
Last Paid Installment Date after modification
Interest Rate after modification
Interest Rate Lock Date for Modification
First Payment Due Date after modification
Principal and Interest Payment After modification
Escrow Payment After Modification
Monthly Housing Expense after Modification
Maturity Date After Modification
Term after Modification
Front Ratio after modification
Back Ratio after modification
Max Interest Rate after Modification
Length of Trial Period
1st Trial Payment Due Date
1st Trial Payment Posted Date
1st Trial Payment Received Amount
GSE Servicer Number
GSE Loan Number
Underlying Trust Identifier
Co-Borrower Last Name
Co-Borrower First Name
Escrow Payment before modification
Association Dues/Fees before modification
Principal Payment Owed or Not Reported
Other Contributions
Attorney Fees Not In Escrow
Escrow Shortage for Advances
Other Advances
Last Draft Date
Next Draft Date
Draft Day
Draft Frequency
Draft Amount
Additional Prin Amount
Total Draft Amount
Accr Int 1
Per Diem 1
Balance 2
Int Rate 2
Accr Int 2
Per Diem 2
Balance 3
Int Rate 3
Accr Int 3
Per Diem 3
Balance 4
Int Rate 4
Accr Int 4
Per Diem 4
Balance 5
Int Rate 5
Accr Int 5
Per Diem 5
Balance 6
Int Rate 6
Accr Int 6
Per Diem 6
Balance 7
Int Rate 7
Accr Int 7
Per Diem 7
Balance 8
Int Rate 8
Accr Int 8
Per Diem 8

Previous Servicer Loan Num
NSM Ln num
Routing Number
Account Number
Account Type

Schedule IV: List of Apprlicable Determination Dates, Remittance Dates and Reporting Dates

			Cutoff		Cutoff Due To INV
#	Inv	Investor Name	(Determination Date)	Interim Cutoff Date	(Reporting Dates)	Remittance Type	Monthly Remittance Due	Interim Remit Date
1	041	[*]	EOM	NA	NA	GL	Interface	NA
2	042	[*]	EOM	NA	NA	GL	Interface	NA
3	044	[*]	EOM	NA	NA	GL	Interface	NA
4	045	[*]	EOM	NA	NA	GL	Interface	NA
5	047	[*]	EOM	NA	NA	GL	Interface	NA
6	050	[*]	EOM	NA	NA	GL	Interface	NA
7	051	[*]	EOM	NA	NA	GL	Interface	NA
8	052	[*]	EOM	NA	NA	GL	Interface	NA
9	086	[*]	EOM	NA	1 BD	A/A	1 BD after cutoff	NA
10	087	[*]	EOM	NA	1 BD	A/A	1 BD after cutoff	NA
11	090	[*]	EOM	NA	1 BD	A/A	1 BD after cutoff	NA
12	091	[*]	EOM	NA	1 BD	A/A	1 BD after cutoff	NA
13	093	[*]	EOM	NA	1 BD	A/A	1 BD after cutoff	NA
14	095	[*]	EOM	NA	1 BD	A/A	1 BD after cutoff	NA
15	096	[*]	EOM	NA	1 BD	A/A	1 BD after cutoff	NA
16	160	[*]	EOM	NA	NA	GL	Interface	NA
17	161	[*]	EOM	NA	NA	GL	Interface	NA
18	163	[*]	EOM	NA	NA	GL	Interface	NA
19	164	[*]	EOM	NA	NA	GL	Interface	NA
20	165	[*]	EOM	NA	NA	GL	Interface	NA
21	166	[*]	EOM	NA	NA	GL	Interface	NA
22	167	[*]	EOM	NA	NA	GL	Interface	NA
23	168	[*]	EOM	NA	NA	GL	Interface	NA
24	169	[*]	EOM	NA	NA	GL	Interface	NA
25	170	[*]	EOM	NA	NA	GL	Interface	NA
26	199	[*]	EOM	NA	NA	A/A	1 BD after cutoff	25th
27	211	[*]	EOM	NA	5 BD	S/S	15th	NA
28	216	[*]	EOM	NA	2 BD	A/A	2 BD after cutoff	NA
29	217	[*]	EOM	15th	2 BD	A/A	2 BD after cutoff	2 BD
30	222	[*]	20th	NA	5 BD	A/A	2 BD after cutoff	NA
31	254	[*]	20th	NA	5 BD	A/A	5 BD after cutoff	NA
32	286	[*]	20th	NA	5 BD	A/A	5 BD after cutoff	NA
33	290	[*]	EOM	NA	NA	A/A	5 BD after cutoff	NA
34	291	[*]	EOM	NA	NA	A/A	5 BD after cutoff	NA
35	292	[*]	EOM	NA	NA	A/A	5 BD after cutoff	NA
36	293	[*]	EOM	NA	NA	A/A	5 BD after cutoff	NA
37	294	[*]	EOM	NA	Na	A/A	5 BD after cutoff	NA
38	301	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
39	305	[*]	EOM	NA	5 BD	S/S	18th	na
40	306	[*]	17th	NA	5 BD	A/A	5 BD after cutoff	NA
41	307	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
42	308	[*]	EOM	NA	5 BD	S/S	18th	NA
43	309	[*]	EOM	NA	5 BD	S/S	18th	NA
44	310	[*]	EOM	NA	5 BD	S/S	18th	NA
45	311	[*]	EOM	NA	5 BD	S/S	18th
46	314	[*]	EOM	NA	5 BD	S/S	18TH	NA
47	330	[*]	EOM	NA	5 BD	S/S	18th	NA
48	332	[*]	EOM	NA	5 BD	S/S	18th	NA
49	333	[*]	EOM	NA	5 BD	S/S	18th	NA
50	335	[*]	EOM	NA	5 BD	S/S	18th	NA
51	336	[*]	EOM	NA	5 BD	S/S	18th	NA
52	342	[*]	15th	NA	5 BD	S/S	20th	NA

*	[Confidential Treatment Requested]

1

Schedule IV: List of Apprlicable Determination Dates, Remittance Dates and Reporting Dates

			Cutoff		Cutoff Due To INV
#	Inv	Investor Name	(Determination Date)	Interim Cutoff Date	(Reporting Dates)	Remittance Type	Monthly Remittance Due	Interim Remit Date
53	350	[*]	EOM	NA	15th Calendar Day	A/A	24th	NA
54	351	[*]	EOM	NA	5 BD	S/S	18th	NA
55	353	[*]	EOM	NA	5 BD	S/S	18th	NA
56	362	[*]	EOM	15th	15th 1 BD and EOM due same day billing is received	A/A	15th cutoff due 15th, EOM due 10th of month	NA
57	365	[*]	20th	NA	5 BD	A/A	5 BD after cutoff	NA
58	370	[*]	EOM	NA	5th Calendar Day	A/A	20th Calendar Day	NA
59	377	[*]	15th	NA	5 BD	A/A	[*]	NA
60	378	[*]	EOM	NA	5 BD	S/S	18th	NA
61	379	[*]	EOM	NA	5 BD	S/S	18th	NA
62	381	[*]	EOM	NA	5 BD	S/S	18th	NA
63	383	[*]	EOM	NA	5 BD	S/S	18th	NA
64	384	[*]	EOM	NA	5 BD	S/S	18th	NA
65	385	[*]	EOM	NA	5 BD	S/S	18th	NA
66	387	[*]	EOM	NA	5 BD	S/S	18th	NA
67	391	[*]	18th	NA	5 BD	A/A	[*]	NA
68	393	[*]	EOM	NA	5 BD	S/S	18th	NA
69	394	[*]	16th	NA	2 BD	A/A	2 BD after cutoff	NA
70	395	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
71	396	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
72	397	[*]	15th	NA	2 BD	A/A	2 BD after cutoff	NA
73	399	[*]	EOM	NA	5 BD	S/S	18th	NA
74	400	[*]	EOM	NA	5 BD	S/S	18th	NA
75	401	[*]	EOM	NA	5 BD	S/S	20th	NA
76	402	[*]	EOM	NA	5 BD	S/S	18th	NA
77	403	[*]	EOM	NA	5 BD	S/S	18th	NA
78	404	[*]	EOM	NA	5 BD	S/S	18th	NA
79	406	[*]	EOM	NA	5 BD	S/S	18th	NA
80	407	[*]	EOM	NA	5 BD	S/S	18th	NA
81	408	[*]	EOM	NA	5 BD	S/S	18th	NA
82	409	[*]	EOM	NA	5 BD	S/S	18th	NA
83	416	[*]	15th	NA	3 BD	S/S	24th	NA
84	417	[*]	15th	NA	3 BD	S/S	24th	NA
85	418	[*]	15th	NA	3 BD	S/S	24th	NA
86	420	[*]	15th	NA	3 BD	S/S	24th	NA
87	421	[*]	15th	NA	3 BD	S/S	24th	NA
88	422	[*]	15th	NA	3 BD	S/S	24th	NA
89	423	[*]	15th	NA	3 BD	S/S	24th	NA
90	424	[*]	15th	NA	3 BD	S/S	24th	NA
91	425	[*]	15th	NA	3 BD	S/S	24th	NA
92	426	[*]	15th	NA	3 BD	S/S	24th	NA
93	427	[*]	15th	NA	3 BD	S/S	24th	NA
94	428	[*]	15th	NA	3 BD	S/S	24th	NA
95	429	[*]	15th	NA	3 BD	S/S	24th	NA
96	430	[*]	15th	NA	3 BD	S/S	24th	NA
97	436	[*]	15th	NA	3 BD	S/S	24th	NA
98	437	[*]	15th	NA	3 BD	S/S	24th	NA
99	438	[*]	15th	NA	3 BD	S/S	24th	NA
100	439	[*]	15th	NA	3 BD	S/S	24th	NA
101	440	[*]	15th	NA	3 BD	S/S	24th	NA
102	441	[*]	15th	NA	3 BD	S/S	24th	NA
103	442	[*]	15th	NA	3 BD	S/S	24th	NA

*	[Confidential Treatment Requested]

2

Schedule IV: List of Apprlicable Determination Dates, Remittance Dates and Reporting Dates

			Cutoff		Cutoff Due To INV
#	Inv	Investor Name	(Determination Date)	Interim Cutoff Date	(Reporting Dates)	Remittance Type	Monthly Remittance Due	Interim Remit Date
104	443	[*]	15th	NA	3 BD	S/S	24th	NA
105	444	[*]	15th	NA	3 BD	S/S	24th	NA
106	445	[*]	15th	NA	3 BD	S/S	24th	NA
107	446	[*]	15th	NA	3 BD	S/S	24th	NA
108	447	[*]	15th	NA	3 BD	S/S	24th	NA
109	448	[*]	15th	NA	3 BD	S/S	24th	NA
110	449	[*]	15th	NA	3 BD	S/S	24th	NA
111	450	[*]	15th	NA	3 BD	S/S	24th	NA
112	460	[*]	EOM	NA	5 BD	S/S	18th	NA
113	472	[*]	EOM	NA	5 BD	S/S	18th	NA
114	473	[*]	EOM	NA	5 BD	S/S	18th	NA
115	474	[*]	15th	NA	2 BD	A/A	2 BD after cutoff	NA
116	476	[*]	EOM	NA	5 BD	S/S	18th	NA
117	477	[*]	EOM	NA	5 BD	S/S	18th	NA
118	478	[*]	EOM	NA	5 BD	S/S	18th	NA
119	479	[*]	EOM	NA	5 BD	S/S	18th	NA
120	481	[*]	EOM	NA	5 BD	S/S	18th	na
121	483	[*]	15th	NA	3 BD	S/S	24th	NA
122	484	[*]	15th	NA	3 BD	S/S	24th	NA
123	485	[*]	15th	NA	3 BD	S/S	24th	NA
124	486	[*]	15th	NA	3 BD	S/S	24th	NA
125	487	[*]	15th	NA	3 BD	S/S	24th	NA
126	488	[*]	15th	NA	3 BD	S/S	24th	NA
127	489	[*]	15th	NA	3 BD	S/S	24th	NA
128	490	[*]	15th	NA	3 BD	S/S	24th	NA
129	491	[*]	15th	NA	3 BD	S/S	24th	NA
130	492	[*]	15th	NA	3 BD	S/S	24th	NA
131	493	[*]	15th	NA	3 BD	S/S	24th	NA
132	494	[*]	15th	NA	3 BD	S/S	24th	NA
133	495	[*]	15th	NA	3 BD	S/S	24th	NA
134	496	[*]	15th	NA	3 BD	S/S	24th	NA
135	497	[*]	15th	NA	3 BD	S/S	24th	NA
136	498	[*]	15th	NA	3 BD	S/S	24th	NA
137	499	[*]	15th	NA	3 BD	S/S	24th	NA
138	500	[*]	15th	NA	3 BD	S/S	24th	NA
139	502	[*]	15th	NA	3 BD	S/S	24th	NA
140	503	[*]	15th	NA	3 BD	S/S	24th	NA
141	504	[*]	15th	NA	3 BD	S/S	24th	NA
142	505	[*]	15th	NA	3 BD	S/S	24th	NA
143	506	[*]	20th	NA	2 BD	A/A	2 BD after cutoff	NA
144	508	[*]	EOM	NA	5 BD	S/S	18th	NA
145	509	[*]	EOM	NA	5 BD	S/S	18th	NA
146	510	[*]	EOM	NA	5 BD	S/S	18th	NA
147	512	[*]	20th	NA	5 BD	A/A	5 BD after cutoff	NA
148	519	[*]	20th	NA	5 BD	A/A	5 BD after cutoff	NA
149	525	[*]	EOM	NA	5 BD	S/S	18th	na
150	526	[*]	EOM	NA	5 BD	S/S	18th	na
151	527	[*]	EOM	NA	5 BD	S/S	18th	na
152	529	[*]	EOM	NA	5 BD	S/S	18th	NA
153	531	[*]	EOM	NA	5 BD	S/S	18th	na
154	537	[*]	EOM	NA	5 BD	S/S	18th	na
155	538	[*]	EOM	NA	5 BD	S/S	18th	NA
156	540	[*]	EOM	NA	5 BD	S/S	18th	NA

*	[Confidential Treatment Requested]

3

Schedule IV: List of Apprlicable Determination Dates, Remittance Dates and Reporting Dates

			Cutoff		Cutoff Due To INV
#	Inv	Investor Name	(Determination Date)	Interim Cutoff Date	(Reporting Dates)	Remittance Type	Monthly Remittance Due	Interim Remit Date
157	541	[*]	EOM	NA	5 BD	S/S	18th	na
158	544	[*]	EOM	NA	5 BD	S/S	18th	NA
159	551	[*]	20th	NA	5 BD	A/A	5 BD after cutoff	NA
160	562	[*]	EOM	NA	5 BD	S/S	18th	NA
161	563	[*]	EOM	NA	5 BD	S/S	18th	NA
162	564	[*]	EOM	NA	5 BD	A/A	18th	NA
163	565	[*]	EOM	NA	5 BD	S/S	18th	NA
164	567	[*]	EOM	NA	5 BD	S/S	18th	NA
165	569	[*]	EOM	NA	5 BD	S/S	18th	NA
166	571	[*]	EOM	NA	5 BD	S/S	18th	na
167	572	[*]	EOM	NA	5 BD	S/S	18th	na
168	574	[*]	EOM	NA	5 BD	S/S	18th	na
169	577	[*]	EOM	NA	5 BD	S/S	18th	na
170	580	[*]	EOM	NA	5 BD	S/S	18th	na
171	583	[*]	EOM	NA	5 BD	S/S	18th	na
172	584	[*]	EOM	NA	5 BD	S/S	18th	na
173	587	[*]	EOM	NA	5 BD	S/S	18th	na
174	588	[*]	EOM	NA	5 BD	S/S	18th	na
175	590	[*]	EOM	NA	5 BD	S/S	18th	NA
176	592	[*]	EOM	NA	5 BD	S/S	18th	na
177	593	[*]	EOM	NA	5 BD	S/S	18th	na
178	594	[*]	EOM	NA	5 BD	S/S	18th	na
179	595	[*]	EOM	NA	5 BD	S/S	18th	na
180	596	[*]	EOM	NA	5 BD	S/S	18th	na
181	597	[*]	EOM	NA	5 BD	S/S	18th	na
182	598	[*]	EOM	NA	5 BD	S/S	18th	na
183	599	[*]	EOM	NA	5 BD	S/S	18th	na
184	600	[*]	EOM	NA	5 BD	S/S	18th	na
185	601	[*]	EOM	NA	5 BD	S/S	18th	na
186	602	[*]	EOM	NA	5 BD	S/S	18th	na
187	603	[*]	EOM	NA	5 BD	S/S	18th	na
188	604	[*]	EOM	NA	5 BD	S/S	18th	NA
189	606	[*]	EOM	NA	5 BD	S/S	18th	NA
190	607	[*]	EOM	NA	5 BD	S/S	18th	NA
191	608	[*]	EOM	NA	5 BD	S/S	18th	NA
192	609	[*]	EOM	NA	5 BD	A/A	5 BD after cutoff	NA
193	613	[*]	EOM	NA	5 BD	S/S	18th	NA
194	616	[*]	EOM	NA	5 BD	S/S	18th	NA
195	617	[*]	EOM	NA	5 BD	S/S	18th	NA
196	618	[*]	EOM	NA	5 BD	S/S	18th	NA
197	619	[*]	EOM	NA	5 BD	S/S	18th	NA
198	620	[*]	EOM	NA	Prelim worksheet due on 2nd BD. Full report due on 8th BD	A/A	15th	na
199	621	[*]	EOM	NA	5 BD	S/S	18th	NA
200	622	[*]	EOM	NA	5 BD	S/S	18th	NA
201	623	[*]	EOM	NA	5 BD	S/S	18th	NA
202	629	[*]	EOM	NA	5 BD	A/A	5 BD after cutoff	NA
203	631	[*]	EOM	NA	5 BD	S/S	18th	NA
204	635	[*]	EOM	NA	5 BD	S/S	18th	NA
205	637	[*]	EOM	NA	5 BD	S/S	18th	NA
206	642	[*]	EOM	NA	NA	NA	NA	NA
207	645	[*]	EOM	NA	5 BD	S/S	18th	NA

*	[Confidential Treatment Requested]

4

Schedule IV: List of Apprlicable Determination Dates, Remittance Dates and Reporting Dates

			Cutoff		Cutoff Due To INV
#	Inv	Investor Name	(Determination Date)	Interim Cutoff Date	(Reporting Dates)	Remittance Type	Monthly Remittance Due	Interim Remit Date
208	646	[*]	EOM	NA	5 BD	S/S	18th	NA
209	647	[*]	EOM	NA	5 BD	S/S	18th	NA
210	650	[*]	15th	NA	3 BD	S/S	24th	NA
211	651	[*]	15th	NA	3 BD	S/S	24th	NA
212	652	[*]	15th	NA	3 BD	S/S	24th	NA
213	653	[*]	15th	NA	3 BD	S/S	24th	NA
214	656	[*]	15th	NA	3 BD	S/S	24th	NA
215	657	[*]	15th	NA	3 BD	S/S	24th	NA
216	658	[*]	15th	NA	3 BD	S/S	24th	NA
217	659	[*]	15th	NA	3 BD	S/S	24th	NA
218	660	[*]	15th	NA	3 BD	S/S	24th	NA
219	661	[*]	15th	NA	3 BD	S/S	24th	NA
220	662	[*]	15th	NA	3 BD	S/S	24th	NA
221	663	[*]	15th	NA	3 BD	S/S	24th	NA
222	665	[*]	15th	NA	3 BD	S/S	24th	NA
223	666	[*]	15th	NA	3 BD	S/S	24th	NA
224	667	[*]	15th	NA	3 BD	S/S	24th	NA
225	668	[*]	15th	NA	3 BD	S/S	24th	NA
226	669	[*]	15th	NA	3 BD	S/S	24th	NA
227	670	[*]	15th	NA	3 BD	S/S	24th	NA
228	671	[*]	15th	NA	3 BD	S/S	24th	NA
229	672	[*]	15th	NA	3 BD	S/S	24th	NA
230	673	[*]	15th	NA	3 BD	S/S	24th	NA
231	674	[*]	15th	NA	3 BD	S/S	24th	NA
232	675	[*]	15th	NA	3 BD	S/S	24th	NA
233	676	[*]	15th	NA	3 BD	S/S	24th	NA
234	677	[*]	15th	NA	3 BD	S/S	24th	NA
235	678	[*]	15th	NA	3 BD	S/S	24th	NA
236	679	[*]	15th	NA	3 BD	S/S	24th	NA
237	680	[*]	15th	NA	3 BD	S/S	24th	NA
238	681	[*]	EOM	10th	5 BD	A/A	2 BD after cutoff	10th
239	682	[*]	EOM	10th	5 BD	A/A	2 BD after cutoff	10th
240	684	[*]	EOM	10th	5 BD	A/A	2 BD after cutoff	10th
241	685	[*]	EOM	10th	5 BD	A/A	2 BD after cutoff	10th
242	686	[*]	EOM	10th	5 BD	A/A	2 BD after cutoff	10th
243	689	[*]	EOM	NA	5 BD	S/S	18th	NA
244	690	[*]	EOM	NA	5 BD	S/S	18th	na
245	691	[*]	EOM	NA	5 BD	S/S	18th	na
246	695	[*]	EOM	NA	5 BD	S/S	18th	na
247	696	[*]	EOM	NA	5 BD	S/S	18th	na
248	698	[*]	EOM	NA	5 BD	S/S	18th	na
249	699	[*]	EOM	NA	5 BD	S/S	18th	na
250	700	[*]	EOM	NA	5 BD	S/S	18th	na
251	703	[*]	EOM	NA	1 BD	S/S	18th	NA
252	708	[*]	20th	NA	5 BD	S/S	15th	NA
253	709	[*]	EOM	10th	5th Calendar Day ( we send 1 BD)	A/A	5 BD after cutoff	10th
254	718	[*]	EOM	NA	5 BD	S/S	18th	NA
255	730	[*]	EOM	NA	5 BD	S/S	18th	na
256	851	[*]	EOM	NA	NA	NA	NA	NA
257	855	[*]	EOM	NA	NA	NA	NA	NA
258	857	[*]	EOM	NA	NA	NA	NA	NA
259	865	[*]	EOM	NA	NA	NA	NA	NA

*	[Confidential Treatment Requested]

5

Schedule IV: List of Apprlicable Determination Dates, Remittance Dates and Reporting Dates

			Cutoff		Cutoff Due To INV
#	Inv	Investor Name	(Determination Date)	Interim Cutoff Date	(Reporting Dates)	Remittance Type	Monthly Remittance Due	Interim Remit Date
260	866	[*]	EOM	NA	NA	NA	NA	NA
261	B42	[*]	15th	NA	2 BD	A/A	2 BD after cutoff	NA
262	B46	[*]	17th	NA	5 BD	A/A	5 BD after cutoff	NA
263	B49	[*]	15th	NA	2 BD	A/A	2 BD after cutoff	NA
264	B52	[*]	15th	NA	2 BD	A/A	2 BD after cutoff	NA
265	B62	[*]	17th	NA	5 BD	A/A	5 BD after cutoff	NA
266	B64	[*]	10th	NA	5 BD	A/A	5 BD after cutoff	NA
267	B80	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
268	B84	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
269	B86	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
270	B88	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
271	B89	[*]	15th	NA	5 BD	A/A	5 BD after cutoff	NA
272	B95	[*]	EOM	NA	2 BD	A/A	2 BD after cutoff	Weekly on Monday
273	F26	[*]	EOM	NA	2 BD	A/A	2 BD after cutoff	Weekly on Friday
274	F32	[*]	EOM	NA	5 BD	S/S	18th	NA
275	F42	[*]	20th	NA	2 BD	A/A	2 BD after cutoff	NA
276	F43	[*]	18th	NA	5 BD	A/A	5 BD after cutoff	NA
277	F44	[*]	18th	NA	5 BD	A/A	5 BD after cutoff	NA
278	F45	[*]	20th	NA	2 BD	A/A	2 BD after cutoff	NA
279	H50	[*]	15th	NA	2 BD	A/A	2 BD after cutoff	NA
280	H65	[*]	10th	NA	2 BD	A/A	2 BD after cutoff	NA
281	H73	[*]	15th	NA	5 BD	S/S	20th	NA
282	V01	[*]	15th	NA	3 BD	S/S	24th	NA
283	V02	[*]	15th	NA	3 BD	S/S	24th	NA
284	V03	[*]	15th	NA	3 BD	S/S	24th	NA
285	V04	[*]	15th	NA	3 BD	S/S	24th	NA
286	V05	[*]	15th	NA	3 BD	S/S	24th	NA
287	V06	[*]	15th	NA	3 BD	S/S	24th	NA
288	V07	[*]	15th	NA	3 BD	S/S	24th	NA
289	V08	[*]	15th	NA	3 BD	S/S	24th	NA
290	V09	[*]	15th	NA	3 BD	S/S	24th	NA
291	V10	[*]	15th	NA	3 BD	S/S	24th	NA
292	V11	[*]	15th	NA	3 BD	S/S	24th	NA
293	V12	[*]	15th	NA	3 BD	S/S	24th	NA
294	V13	[*]	15th	NA	3 BD	S/S	24th	NA
295	V14	[*]	15th	NA	3 BD	S/S	24th	NA
296	V15	[*]	15th	NA	3 BD	S/S	24th	NA
297	V16	[*]	15th	NA	3 BD	S/S	24th	NA
298	V17	[*]	15th	NA	3 BD	S/S	24th	NA
299	V18	[*]	15th	NA	3 BD	S/S	24th	NA
300	V19	[*]	15th	NA	3 BD	S/S	24th	NA
301	V20	[*]	15th	NA	3 BD	S/S	24th	NA
302	V21	[*]	15th	NA	3 BD	S/S	24th	NA
303	V22	[*]	15th	NA	3 BD	S/S	24th	NA
304	V23	[*]	15th	NA	3 BD	S/S	24th	NA
305	V24	[*]	15th	NA	3 BD	S/S	24th	NA
306	V25	[*]	15th	NA	3 BD	S/S	24th	NA
307	V26	[*]	15th	NA	3 BD	S/S	24th	NA
308	V27	[*]	15th	NA	3 BD	S/S	24th	NA
309	V28	[*]	15th	NA	3 BD	S/S	24th	NA
310	V29	[*]	15th	NA	3 BD	S/S	24th	NA
311	V30	[*]	15th	NA	3 BD	S/S	24th	NA

*	[Confidential Treatment Requested]

6

Schedule IV: List of Apprlicable Determination Dates, Remittance Dates and Reporting Dates

			Cutoff		Cutoff Due To INV
#	Inv	Investor Name	(Determination Date)	Interim Cutoff Date	(Reporting Dates)	Remittance Type	Monthly Remittance Due	Interim Remit Date
312	V31	[*]	15th	NA	3 BD	S/S	24th	NA
313	V32	[*]	15th	NA	3 BD	S/S	24th	NA
314	V33	[*]	15th	NA	3 BD	S/S	24th	NA
315		[*]

*	[Confidential Treatment Requested]

7

Schedule V — “Claw-Back” Calculation Overview
Scope of Loan population subject to Claw-back: Specific to select mortgage loans in the Permanent Loan Portfolio referenced in the Agreement.
Scope of the Claw-back: Loan population experiencing economic losses and FFIEC losses (i.e., FFIEC losses to the the extent there are no economic losses) over the two year period beginning 8/1/2011 (servicing transfer date for the PLP from ML to NS).
Expected Losses: [*]
Losses used in Claw-back calculation

Loss Type	Loss Calculation
Loans with FFIEC Losses not yet Liquidated	Contractual UPB+Advances Minus [*] of most recent value (defined by BPOs, Appraisals or List price).
Loans liquidated through REO & Short Sales with Loss	Contractual UPB+Advances Minus Cash Proceeds (Inclusive of Insurance Claims)
Time line scenario inclusive of 6 month’s recovery period plus 3 month trial period, if applicable or 9 month’s recovery period for loans without a trial period.
Assumes 08/01/11 transfer date and a recovery period of 9 months is required to be eligible for a Loss Credit Savings.
Loss Credit Savings can only be applied to loans that have not had more than one loss analysis prepared, unless the loan is deemed well-secured at the respective measurement period
Example:

Total Losses after FMP, net of Loss Credit Savings	[*]	A loss analysis (charge off) is prepared per OCC (Office of Comptroller of Currency) regulatory compliance
Expected Loss	[*]	in effect at the effective date of the Agreement.
Losses above expectation	[*]
50% Claw-back Provision	[*]	The loss analysis is prepared for loans as follows:
Reduction to Base Servicing Fee	[*]	- At 180 days for non-foreclosed and non-bankrupt loans;
Lump Sum Payment Due to FH from Nationstar	[*]	- At 60 days delinquent for loans in bankruptcy;
- All loans in foreclosure;
- and 90 days delinquent for loans whose borrower is deceased.

*	[Confidential Treatment Requested]

Schedule V — “Claw-Back” and Loss Credit Savings Calculation Examples
Detailed Clawback Calculation Methodology Examples (In Thousands $)
For Loans that are liquidated through REO/Short sale (recovery requirements not met at end of measurement period)

	Ex. 1	Ex. 2	Ex. 3	Ex. 4	Ex. 5	Ex. 6
Unpaid Principal Balance	100	100	100	100	100	100
FFIEC Charge Off	20	20	20	20	0	0

Net Realizable Value	80	80	80	80	100	100

Foreclosure Charge Off	10	10	10	10	0	0

Net Book Value	70	70	70	70	100	100

REO/ Short Sales Proceeds	60	70	80	110	90	110

Net Loss (Gain)/Loss on REO/Short Sale	10	0	(10)	(40)	10	(10)

FFIEC/Additional Charge Off	30	30	30	30	0	0

Total Economic (Gain)/Loss	40	30	20	(10)	10	(10)

Loss Applied toward “Clawback” Cap	[*]	[*]	[*]	[*]	[*]	[*]

Notes:

*	The loan loss applied to the “Clawback” cap cannot exceed the economic loss. Economic gains do not offset aggregate losses. Each loan is calculated independently.
FFIEC “Loss Credit Savings” Calculation (Loan has not gone through REO)

Assumptions
Unpaid Principal Balance	100
FFIEC/Additional Charge-Off	30

Net Realizable Value	70

Scenarios - as of the end of the applicable measurement period	Loss Credit Savings
Loss Mit Performed and recovery requirements are met	30
Loss Mit Performed and recovery requirements not met	0

*	[Confidential treatment requested]

Schedule V — Pro-Rata Calculation due to Early Termination of Agreement
The “Net Losses Assumed to be” column are for illustrative purposes only.
If termination of “the agreement” occurs prior to the end of the two year measurement period, the clawback threshold will be reduced in accordance with the following schedule.

Termination of Agreement		Net Losses	Clawback Fee
During Month #	Clawback Threshold $	Assumed to be **	(Limited to [*])
1	[*]	[*]	[*]
2	[*]	[*]	[*]
3	[*]	[*]	[*]
4	[*]	[*]	[*]
5	[*]	[*]	[*]
6	[*]	[*]	[*]
7	[*]	[*]	[*]
8	[*]	[*]	[*]
9	[*]	[*]	[*]
10	[*]	[*]	[*]
11	[*]	[*]	[*]
12	[*]	[*]	[*]
13	[*]	[*]	[*]
14	[*]	[*]	[*]
15	[*]	[*]	[*]
16	[*]	[*]	[*]
17	[*]	[*]	[*]
18	[*]	[*]	[*]
19	[*]	[*]	[*]
20	[*]	[*]	[*]
21	[*]	[*]	[*]
22	[*]	[*]	[*]
23	[*]	[*]	[*]
24	[*]	[*]	[*]
>24	[*]	[*]	[*]

*	[Confidential Treatment Requested]

**	Net Losses = Total Losses, net of Loss Credit Savings

Schedule VI

Company:	Service Provided:	Address:
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*	[Confidential Treatment Requested]

Schedule VII
List of Servicing Agreements in Owner’s Possession

Investor	Servicing Agreements
[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

211	[*]

216	[*]

217	[*]

222	[*]

224	[*]

228	[*]

231	[*]

232	[*]

233	[*]

235	[*]

270	[*]

286	[*]

301	[*]

305	[*]

306	[*]

308	[*]

309	[*]

310	[*]

315	[*]

330	[*]

331	[*]

332	[*]

333	[*]

334	[*]

335	[*]

336	[*]

349	[*]

351	[*]

353	[*]

362	[*]

370	[*]

376	[*]

377	[*]

378	[*]

379	[*]

*	[Confidential treatment requested]

Schedule VII — List of Servicing Agreements

Investor	Servicing Agreements
381	[*]

383	[*]

391	[*]

393	[*]

394	[*]

396	[*]

399	[*]

400	[*]

401	[*]

402	[*]

460	[*]

461	[*]

469	[*]

472	[*]

474	[*]

476	[*]

477	[*]

478	[*]

479	[*]

481	[*]

501	[*]

506	[*]

508	[*]

509	[*]

510	[*]

512	[*]

519	[*]

525	[*]

529	[*]

530	[*]

531	[*]

537	[*]

538	[*]

539	[*]

540	[*]

541	[*]

542	[*]

544	[*]

546	[*]

551	[*]

562	[*]

563	[*]

565	[*]

567	[*]

569	[*]

573	[*]

574	[*]

577	[*]

579	[*]

580	[*]

583	[*]

584	[*]

589	[*]

591	[*]

600	[*]

601	[*]

602	[*]

603	[*]

604	[*]

606	[*]

607	[*]

608	[*]

610	[*]

613	[*]

616	[*]

617	[*]

618	[*]

619	[*]

620	[*]

621	[*]

622	[*]

623	[*]

*	[Confidential treatment requested]

Schedule VII — List of Servicing Agreements

Investor	Servicing Agreements
624	[*]

635	[*]

637	[*]

646	[*]

647	[*]

681-686	[*]

689	[*]

690	[*]

691	[*]

694	[*]

695	[*]

696	[*]

698	[*]

699	[*]

700	[*]

703	[*]

708	[*]

709	[*]

713	[*]

718	[*]

B46	[*]

B49	[*]

B50	[*]

B52	[*]

B56	[*]

B62	[*]

B65	[*]

B76	[*]

B77	[*]

B80	[*]

B84, B86, B88, B89	[*]

B95	[*]

F26	[*]

F32	[*]

F42	[*]

H25	[*]

H47	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

587	[*]

588	[*]

592	[*]

593	[*]

594	[*]

595	[*]

596	[*]

597	[*]

598	[*]

599	[*]

[*]	[*]

[*]	[*]

Agency Servicing Agreements
[*]	[*]
[*]	[*]
[*]	[*]

*	[Confidential treatment requested]

First Horizon Active Deal Count

	Deal	Investor
1	FHASI 2003-4	417
2	FHASI 2003-5	418
3	FHASI 2003-6	420
4	FHASI 2003-7	421
5	FHASI 2003-8	422
6	FHASI 2003-AR3	423
7	FHASI 2003-9	424
8	FHASI 2003-AR4	425
9	FHASI 2003-10	426
10	FHASI 2004-1	427
11	FHASI 2004-AR1	428
12	FHASI 2004-2	429
13	FHASI 2004-3	430
14	FHASI 2004-AR2	436
15	FHASI 2004-4	437
16	FHAMS 2004-AA1	438
17	FHASI 2004-AR3	439
18	FHASI 2004-5	440
19	FHAMS 2004-AA2	441
20	FHASI 2004-AR4	442
21	FHAMS 2004-AA3	443
22	FHAMS 2004-FA1	444
23	FHASI 2004-AR5	445
24	FHASI 2004-6	446
25	FHAMS 2004-AA4	447
26	FHAMS 2004-AA5	448
27	FHASI 2004-AR6	449
28	FHASI 2004-7	450
29	FHAMS 2004-FA2	483
30	FHAMS 2004-AA6	484
31	FHASI 2004-AR7	485
32	FHAMS 2004-AA7	486
33	FHASI 2004-FL1	487
34	FHAMS 2005-FA1	488
35	FHAMS 2005-AA1	489
36	FHASI 2005-1	490
37	FHAMS 2005-FA2	491
38	FHAMS 2005-AA2	492
39	FHASI 2005-AR1	493
40	FHASI 2005-2	494
41	FHAMS 2005-FA3	495
42	FHAMS 2005-AA3	496
43	FHASI 2005-3	497
44	FHAMS 2005-FA4	498
45	FHAMS 2005-AA4	499
46	FHASI 2005-AR2	500
47	FHAMS 2005-AA5	502
48	FHASI 2005-5	503
49	FHAMS 2005-FA7	504
50	FHAMS 2005-AA8	505
51	FHASI 2005-4	650
52	FHASI 2005-AR3	651
53	FHAMS 2005-FA5	652
54	FHAMS 2005-AA6	653
55	FHAMS 2005-AA7	656
56	FHAMS 2005-FA6	657
57	FHASI 2005-AR4	658
58	FHAMS 2005-AA9	659
59	FHAMS 2005-FA8	660
60	FHASI 2005-6	661
61	FHASI 2005-AR5	662
62	FHASI 2005-7	663
63	FHAMS 2005-FA9	665
64	FHAMS 2005-AA10	666
65	FHAMS 2005-AA11	667
66	FHAMS 2005-FA10	668
67	FHASI 2005-8	669
68	FHAMS 2005-AA12	670
69	FHAMS 2005-FA11	671
70	FHASI 2005-AR6	672
71	FHAMS 2006-AA1	673
72	FHAMS 2006-FA1	674
73	FHAMS 2006-AA2	675
74	FHAMS 2006-FA2	676
75	FHASI 2006-AR1	677
76	FHASI 2006-1	678
77	FHAMS 2006-AA3	679
78	FHAMS 2006-FA3	680
79	FHAMS 2006-AA4	V01
80	FHAMS 2006-FA4	V02
81	FHASI 2006-AR2	V03
82	FHASI 2006-2	V04
83	FHAMS 2006-AA5	V05
84	FHAMS 2006-FA5	V06
85	FHAMS 2006-FA6	V07
86	FHASI 2006-3	V08
87	FHAMS 2006-AA6	V09
88	FHASI 2006-AR3	V10
89	FHAMS 2006-FA7	V11
90	FHAMS 2006-AA7	V12
91	FHASI 2006-4	V13
92	FHAMS 2006-AA8	V14
93	FHAMS 2006-FA8	V15
94	FHASI 2006-AR4	V16
95	FHASI 2007-1	V17
96	FHAMS 2007-FA1	V18
97	FHAMS 2007-FA2	V19
98	FHAMS 2007-AA1	V20
99	FHASI 2007-2	V21
100	FHASI 2007-AR1	V22
101	FHAMS 2007-FA3	V23
102	FHASI 2007-3	V24
103	FHASI 2007-4	V25
104	FHASI 2007-AR2	V26
105	FHAMS 2007-AA2	V27
106	FHAMS 2007-FA4	V28
107	FHAMS 2007-AA3	V29
108	FHAMS 2007-FA5	V30
109	FHASI 2007-AR3	V31
110	FHASI 2007-5	V32
111	FHASI 2007-6	V33
HOME EQUITY INSTALLMENT
112	FHABS 2004-HE4	350

Schedule VIII — List of Optional Products

Company	Product
Aagon Direct Marketing Services, Inc	Accidental Death
Affinion	Accidental Death Plus 21
Affinion Group	Accidental Death/Dismemberment
American Bankers Insurance Company	Accidental Hospital
American Home Shield	Adv. Care/Health
Cross Country Home Services	Auto Accident Coverage
Direc Response Ins Admin Services Inc	Auto Vantage
Family Life	Buyers Advantage
Intersections Insurance Services	Central Protect
Liberty Life Insurance Company	Children’s Educational Programs
National Union Fire Ins Co	Comp Disability
Comp. Acc. Death
Complete Home
Disability
Disaster Mortgage Protection
Disaster Protection Plan
Discount Shopper
Every Day Savings
Every Day Values
Family Entertainment Discounts
Financial Insider
Healthsaver
HomeServe24
Hospital Accident Protection
Income Protector Plus
Life
Mortgage Accidental Death
Mortgage Life
Mortgage Protection
Preferred Home Network
Privacy Advantage
Privacy Guard
Product Protection
Systems Protect
Total Protect
Travel Advantage
Voluntary Disability

Schedule IX — Custodian Notice Information

CUSTODIAN	ADDRESS	ACCOUNTS	INVESTORS	CONTACT(S)	PHONE #	E-MAIL
BANK OF AMERICA MERRILL LYNCH	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
	[ * ]	[ * ]	[ * ]
	[ * ]	[ * ]	[ * ]
[ * ]

BANK OF NEW YORK MELON	[ * ]	[ * ]		[ * ]	[ * ]	[ * ]
	[ * ]	[ * ]		[ * ]	[ * ]	[ * ]
	[ * ]	[ * ]		[ * ]	[ * ]	[ * ]
[ * ]

WELLS FARGO BANK	[ * ]	[ * ]	[ * ]	[ * ]		[ * ]
	[ * ]	[ * ]		[ * ]	[ * ]	[ * ]
	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
	[ * ]	[ * ]	[ * ]	[ * ]		[ * ]
		[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

BANK OF AMERICA HOME LOANS	[ * ]	[ * ]	[ * ]	[ * ]		[ * ]
	[ * ]		[ * ]
	[ * ]		[ * ]	[ * ]		[ * ]
[ * ]

US BANK NATIONAL ASSOCIATION	[ * ]	[ * ]
	[ * ]		[ * ]	[ * ]	[ * ]	[ * ]
[ * ]

FIRST TENNESSEE BANK	[ * ]	[ * ]		[ * ]	[ * ]	[ * ]
[ * ]
[ * ]

METLIFE	[ * ]			[ * ]	[ * ]
[ * ]
[ * ]

*	[Confidential treatment requested]

Schedule X
Missing Investor Agreements

Inv Code	Date Closed	Investor Name / Other Private Investors
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]	12/99	[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]		[ * ]
[ * ]
[ * ]	01/03	[ * ]
[ * ]	06/04	[ * ]
[ * ]
[ * ]	05/04	[ * ]
[ * ]
[ * ]	04/03	[ * ]
[ * ]	09/03	[ * ]
[ * ]	02/05	[ * ]
[ * ]	02/04	[ * ]
[ * ]
[ * ]	04/03	[ * ]
[ * ]
[ * ]	07/02	[ * ]
[ * ]	09/02	[ * ]
[ * ]	04/04	[ * ]
[ * ]	05/04	[ * ]
[ * ]	06/04	[ * ]
[ * ]	07/04	[ * ]
[ * ]
[ * ]		[ * ]

[ * ]	11/05	[ * ]
	12/06	[ * ]
[ * ]
[ * ]

	7/08	[ * ]
[ * ]

	2/08	[ * ]
[ * ]
[ * ]
[ * ]
[ * ]

[ * ]		[ * ]

*	[Confidential treatment requested]

Schedule XI — “Claw-Back” Analysis

Example of Losses of
Previously Partially
Charged-Off Loans
[*]

Projected 24 month Loss Per NS	[*]
Target Losses (Clawback Threshold)	[*]
Clawback Fee	[*]
Clawback Cap	[*]
Incentive Fee	[*]
Incentive Cap	[*]
The illustrative examples below are scenarios used to demonstrate the logic of the Clawback and Incentive Fees.

	Scenario 1	Scenario 2	Scenario 3	Scenario 4	Scenario 5	Scenario 6
Total Losses over 2 years	[*]	[*]	[*]	[*]	[*]	[*]
Loss Credit Savings	[*]	[*]	[*]	[*]	[*]	[*]
Net Losses Subject to Clawback (losses must exceed [*])	[*]	[*]	[*]	[*]	[*]	[*]
Difference between [*] and actual losses	[*]	[*]	[*]	[*]	[*]	[*]
Clawback Fee	[*]	[*]	[*]	[*]	[*]	[*]
Clawback Calculation (subject to [*] cap)	[*]	[*]	[*]	[*]	[*]	[*]

Actual Clawback Expense (subject to [*] cap)	[*]	[*]	[*]	[*]	[*]	[*]

Net Losses Subject to Incentive Fee (losses must be less than [*])	[*]	[*]	[*]	[*]	[*]	[*]
Difference between [*] and actual losses	[*]	[*]	[*]	[*]	[*]	[*]
Incentive Fee	[*]	[*]	[*]	[*]	[*]	[*]
Incentive Calculation (subject to [*] cap)	[*]	[*]	[*]	[*]	[*]	[*]

Incentive Calculation (subject to [*] cap)	[*]	[*]	[*]	[*]	[*]	[*]

	Assumes [*] of losses previously taken are recovered	Assumes [*] of losses previously taken are recovered	Assumes [*] of losses previously taken are recovered	Assumes [*] of losses previously taken are recovered	Assumes [*] of losses previously taken are recovered	Assumes [*] of losses previously taken are recovered

*	[Confidential treatment requested]

Exhibit A
Nationstar Mortgage LLC — Servicing
Transfer Instructions

SERVICING TRANSFER INSTRUCTIONS

Introduction	2
Important Servicing Transfer Dates	4
Secured Data Transmission	5
Loan Level Data File	6
Loan Level Data File Specifications	6
Conversion Reports	7
Loan Type or Plan Information	10
Investor Reporting and Remittance Requirements	11
Balance Settlement	14
Mortgagor Notification	15
Escrowed Loan Information	16
Escrow Procedures	16
Escrowed Loan Report	16
Hazard Insurance	17
Real Estate Taxes	22
Mortgage Insurance	24
Vendor Requirements	25
Tax	25
Insurance (Flood and Hazard)	25
Flood	25
Credit Life and Other Optional Products	26
Claims Process	26
Records and Files	27
MERS Notification	28
IRS Reporting	29
Litigation (This is covered in the Transfer Letter) / Update to show pre&post	30
Partial Releases	30
Subordinations	30
Qualified Written Requests (RESPA)	30
Mortgagor Name Changes	30
Soldier’s and Sailor’s Civil Relief Act of 1940 (SSCRA)	31
Loss Mitigation and Collection Activity	32
Bankruptcy	35
Foreclosure File Report	38
Mortgagor Recoverable Corporate Advances	41
Release of Title, Payoff Requests and Payoff Funds Received After Transfer	44
Automatic Payment Plans, Mortgage Payments or other checks received after Transfer	45
Dishonored Payments after Transfer and Misapplied payments	46
Correspondence Received After Transfer	48
HAMP Requirements	45
Critical Cutoff Timeline	53
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Introduction
The Previous Servicer (MetLife) agrees to coordinate with Nationstar Mortgage LLC (the “Servicer”) to affect an efficient and orderly Servicing Transfer. On the Servicing Transfer Date Previous Servicer shall deliver to Servicer with respect to all Mortgage Loans Standard LPS service release workstation reports will be provided in Excel format, as applicable, no later than 3-5 business days following the servicing transfer date. Additional ad hoc passport reports identified herein will be provided in a mutally agreed upon time frame.
The Previous Servicer agrees to provide the Servicer with standard LPS service release workstation Preliminary data files, and reports within 3-5 business days following the cutoff.
The Previous Servicer agrees to use all reasonable efforts to comply with the requirements set forth herein. The Servicer acknowledges, however, that in some instances the Previous Servicer’s systems may not permit such compliance. In such event, the Servicer agrees to work with the Previous Servicer in good faith to accommodate the Previous Servicer’s systems’ limitations.
Any questions regarding the Servicing Transfer Instructions/Servicing Transfer should be directed to Marvin Tellez, contact information listed below
[*]
Unless directed otherwise within the Servicing Transfer Instructions, all data files and reports should be directed to:
[*]
[*]
*****Note***** All requests must be sent through the Servicing Transfer Mailbox (MLHL_ServicingTransferDept).
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Unless directed otherwise, herein, all documents, records, files, notices and other communications must be directed to:
[*]
[*]
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Important Servicing Transfer Dates
Dates for this Servicing Transfer are set as follows:
Servicing Transfer Date:
Delivery of Preliminary Loan Level Data & Reports:
Goodbye Letter Deadline Date:
Servicing Transfer Cutoff Date (close of business)
Delivery of Final Loan Level Data & Reports:
Trial Balance (4TB)
System Update Reports (Day 2)
Passport Queries in Excel Format (Day 2 & Day 3))
System Update Reports (Day 3)
Servicing Transfer Settlement
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Secured Data Transmission
All data transmissions to Servicer should be through a secure FTP site with PGP encryption. To set up the FTP data transmission, contact:
[*]
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Loan Level Data File
The Previous Servicer agrees to provide all necessary Loan Level Data in standard LPS service release workstation reports, LPS ASCII reports and passport queries as needed. The Previous Servicer agrees to support the Servicer in data mapping and testing prior to the Servicing Transfer Date. The Final Data Tapes & Conversion Reports should be prepared as of the Servicing Transfer Cutoff Date.
Loan Level Data File Specifications
Loan level data will be provided in standard LPS service release workstation report format and passport queries in Excel format.
The loan level data files will be provided in LPS Service Release Workstation report format (ASCII) and standard passport queries will be provided in Excel format, as applicable. A detailed File Layout, from LPS, should accompany each file with the following:
➢	Field name

➢	Type/Attribute (to include decimal precision and implicit/explicit decimal point representation)

➢	Starting position

➢	Ending position
Loan Level Data Requirements:
The Previous Servicer will provide loan level data on all loans as available through standard LPS service release workstation reports and passport queries. The following data will be provided, if available.
➢	Loan Master File

➢	Borrower Information (Names, Address, Note Relationship, all Secondary Info, Contact & Employment info, etc.)

➢	Property Information (Legal Description, Address, Property Type, Occupancy Status, etc)

➢	Loan Characteristics (term, payment amounts, interest rate, lien position, channel or land home, etc.)

➢	Unpaid Principal Balance and other loan level balances (e.g., Corporate Balances, Corporate Expenses, Suspense, Fees, Escrow, etc.)

➢	Dates (first payment due date, next payment due date, etc.)

➢	Corporate Advance Detail (e.g., need breakdown by attorney fees, BPO, Inspections, Recording Fees, Bankruptcy, Foreclosure, etc.)

➢	Corporate Expense Detail

➢	Escrow Advance Detail

➢	Suspense Detail (e.g., need breakdown by Pre-Petition, Post-Petition, Forbearance, etc.)

➢	Fee Details

➢	ACH Data (Routing Number, Account Number, Last Draft Date, etc.)

➢	Escrow Information (Escrow Pmt, Tax Lines — including installments, Hazard Insurance Lines, MIP/PMI, etc.)

➢	Pending ARM Rate/Payment Changes

➢	Pending Escrow Payment Changes

➢	Interest Only Data

➢	Balloon Data

➢	Buydown/Subsidy Data

➢	ARM Specifications/Change File

➢	Flood Determination

➢	Collection and Customer Service Comments

➢	MERS and MIN information

➢	Transaction History for 24 months, if applicable additional loan history available upon request

➢	ARM history available as part of Transaction History

➢	Payment Option Specifications (Option terms, caps, ceilings, floors, change dates, etc.)
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

➢	Origination Data (Original LTV, Originator, Original Occupancy Status, etc.)

➢	Foreclosure Data (e.g. Demand Date, FC Sale Date, Attorney, etc.)

➢	Bankruptcy Data (e.g. Chapter, Filed Date, POC, Attorney, etc.)

➢	Loss Mitigation Data (e.g. status, type, approval date, updated values, borrower financials, # of previous workouts, HAMP/HAFA solicited, etc.)

➢	Skip Trace Information as available on history notes

➢	HAMP Data (e.g. Required Treasury Reporting)

➢	Loss Mitigation Indicator (e.g. Workout, Pending Short Sale, Forbearance, etc.)

➢	Modification Flag and Type (e.g. HAMP, Cap Mod, etc.)
Conversion Reports
Each Conversion Report and other reports requested throughout the Servicing Transfer Instructions should be provided electronically in standard LPS service release workstation format. Each report is required pre-transfer with an updated report provided post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports. The new Servicer must send a daily confirmation e-mail to the Servicing Transfer Mailbox (MLHL_ServicingTransferDept) in response to all reports and data files received.
The Previous Servicer shall provide the following Conversion Reports in standard LPS service release workstation format as applicable to the loans included in the transfer. Reports to be provided include:
Preliminary and final reports:

B	1AT	ESCROW OPEN ITEMS
B	2EH	ESCROW HEADER LISTING
	4CV	FORCE PLACED INSURANCE
	1ET	RESTRICTED ESCROW LIST
B	10P	TAX/HAZARD INS LISTING	T = TAX H = HAZARD
	1LF	FLOOD INSURANCE LISTING	W = W/MAP ZN Z = ZONE A&V O = W/OUT
B	10S	MORTGAGE INSURANCE LIST
B	19M	INSURANCE NOTIFICATION	F = FLOOD H = HAZARD P = PMI O= OPT INS
	4BS	BUYDOWN LOAN LISTING
	4GR	GPM LOAN LISTING
	4BC	ARM LOAN LISTING
	4TN	PENDING PAYOFF REPORT
	2TF	PENDING ASSUMPTION REPORT
	5XS	SERV RELEASE SUSPENSE RPT
B	4CS	P4CH CORP ADV ACTIVITY
	1LD	DRAFTED LOANS LISTING
	4SB	S5SB BANKRUPTCY TRIAL BAL
	4FT	S2FT FORECLOSRE TRIAL BAL
	1LM	NO LNGR MATCH CRITERIA
	4TB	TRANSFER TRIAL BAL
B	4CC	LOAN NO CROSS REF
B	309	MASTER LEDGER RECORD
B	45C	CUSTOMER ACCOUNT ACTIVITY STATEMENT
     4CZ — SERVICING TRANSFER CUTOFF RECONCILIATION REPORT (at transfer only)
     4CH — CORPORATE ADVANCE ACTIVITY REPORT
     62D — INVESTOR CUTOFF
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

•	Note: “B” indicates report is a month-end block and will be delayed in production by one day.

•	Transaction 058 (At Transfer) produces the listed below Reports:

•	S-54C — Servicing Transfer Loan Activity

•	S-54D — Letter Log History File Listing

•	S-54E — Servicing Transfer Collection Activity Report

•	S-54F — Servicing Transfer Escrow Analysis Report

•	P-10N — Servicing Released by Old Investor

•	S-2FW-Foreclosure Workstation Report

•	P-1BW-Bankruptcy Workstation Report

•	S-5XF- Service Transfer Suspense

•	PASSPORT QUERIES NEEDED (specific data fields provided separately):
FORECLOSURE
BANKRUPTCY
ARM
ESCROW
MODIFICATIONS
CORPORATE ADVANCE DETAIL
PENDING ARM AND ESCROW CHANGES
1.	System Codes and Data Dictionary Report

A report detailing all system code descriptions required to analyze and load the loan data including file names, field names, field descriptions, valid values and field sizes for each field within each file.

2.	Transaction and Disbursement History Report

A loan level report listing life of loan transaction and disbursement history as produced through standard LPS service release workstation reports, imaging and data warehouse. Transaction balances on the loan histories must agree with the balances on the final trial balance report.

3.	Master Vendor List Report

A report of all vendors used for tax service, hazard insurance, flood insurance, force-placed insurance and taxing authorities that are not serviced by a tax service, including loan number, property address, vendor name, vendor address, vendor id, vendor.

4.	Odd Due Date Loan Report

If applicable, a report of all loans with odd due dates (not on the first of the month), including payment history for the life of the loan.

5.	Second Liens Report

If applicable, a report of second lien loans
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

6.	Non-Solicitation Report

A report of loans for which the borrower has requested no solicitation include a list of each product for which solicitation is not allowed and the solicitation method prohibited (telephone, fax, email, etc.).

7.	Outstanding Trailing Documents Report

A report of all outstanding trailing documents, including the date sent for recording/filing. This report will be sent monthly and at transfer for each batch transferred. The report will not include the date the docs were sent for recording, Delete that part of the requirement.

8.	Escrow Analysis History Report — State Cycle

Escrow analysis data to be provided as available through standard LPS service release workstation reports.

9.	Adjustable Rate Mortgages/Interest Only/Balloon/Buydowns Report
The Previous Servicer shall provide one example in printed form of the Note and ARM rider for each ARM plan in the service transfer and a loan level report as available through standard LPS service release workstation reports. If not provided in standard LPS report a passport query in Excel format will be provided
Adjustable Rate Mortgages
➢	All ARM Mortgage loans

➢	Individual loan historical rate and P&I changes

➢	Due date

➢	Current interest rate

➢	Current P&I

➢	Unpaid Principal Balance

➢	All ARM Mortgage Loans with pending interest rate and or P&I change dates

➢	Any ARM Mortgage Loans with pending effective interest rate or payment changes dates equal to or within ninety (90) days before the Transfer Date

➢	Pending interest rate

➢	Pending P&I

➢	Pending effective date

➢	ARM plan identifier (2/28, 3/27, etc.)

➢	ARM Plan ID/ Product Code

➢	ARM Plan Definition

➢	Plan Code/Product Type

➢	First Payment Date

➢	Margin

➢	Max Rate

➢	Min Rate

➢	Period Caps — Up at 1st change

➢	Period Caps — Down at 1st change

➢	Period Caps — Up at Subsequent changes

➢	Period Caps — Down at Subsequent changes

➢	First interest change date

➢	Month between changes thereafter
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

•	Index being used

•	Index History available as part of Transaction History

•	Look Back Period

•	Rounding

•	Interest Only loan indicator (Y/N)

•	Interest Only period

•	Upcoming ARM changes

Interest Only Loans

•	All Interest Only loans

•	Interest Only expiration date

•	Interest Only term (in months)

•	Reset option regarding curtailments during the interest only period (Y/N)

•	Interest only payment type (recast or fixed)

Balloon Loans

•	All Balloon loans

•	Reset option indicator

•	Current interest rate

•	Due date

•	Maturity date

•	Amortization term

•	Unpaid Principal Balance

•	Reset option (Y/N)

•	Reset option in process (Y/N)

•	Daily Simple Interest

•	Servicer shall provide a listing of all daily simple interest loans and the interest calculation method (e.g. 360, 365)

Buydown Loans

•	All buydown subsidy loans

•	Due date

•	Total monthly payment

•	Monthly buydown subsidy amount

•	Remaining buydown balance

•	Schedule of future monthly buydown payments

•	Effective dates of buydown payment changes

•	Buydown terms

•	Buydown calculation

•	SSCRA Loan (Y/N)

•	CORP Subsidy Loan (Y/N)
Loan Type or Plan Information
The Previous Servicer shall provide a listing of all ARM Plan Codes and ARM Index Code Definitions product plans and definitions for loans being transferred with the Preliminary Data. All codes and definitions shall be provided 30 days prior to transfer.
All applicable ARM Specifications and Rate and Payment Change Histories should be provided electronically for any loan that has gone through an ARM change.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

At time of the Servicing Transfer, please provide a listing of loans that were not adjusted due to the release of the index (e.g., 11th district COFI).
Investor Reporting and Remittance Requirements
Investor Cutoff
The Previous Servicer agrees to schedule an Investor Cutoff (including all monetary activity) as of the Servicing Transfer Cutoff Date so that all standard cutoff and remittance reports are produced. Previous Servicer should not adjust any reporting or remitting to backdate payoffs occurring after the Investor Cutoff into the prior cutoff period. [Note: all manual liquidations related short sales, 3rd parties, REO are adjusted after cutoff, including modifications] The Previous Servicer is responsible for any required reporting and remitting, as is normally completed, on all Investor Cutoffs prior to the Servicing Transfer Date. This includes remittance of guaranty fees related to the cutoff date immediately preceding the Servicing Transfer Date. Adjustments to over and under collateralized pools should be limited to those in excess of $5,000, [Note: loan modifications will exceed limit] with the exception of Fannie Mae and Ginnie Mae, who require that under collateralized pools be corrected regardless of amount.
Cutoff & Remittance Reports
The Previous Servicer agrees to provide the following cutoff and remittance reports in an electronic format (Excel) or format acceptable to Servicer within 10 business days subsequent to the Servicing Transfer Date.
•	Report of Pending Transfer loans by old and new investor

•	Report of loan level and pool level security balances reported at investor cutoff, including adjustments done for over and under collateralization and for partial pool transfers

•	List and supporting documentation for all manual and systematic adjustments completed post cutoff, including documentation before and after adjustment

•	List of all Pool to Security differences, with explanations for those greater than $1,000

•	List of all loan level rejects for the investor cutoff immediately preceding Transfer Date
[Note: this item is listed under with a requirement of 10 days subsequent to the Servicing Transfer Date]
•	Monthly ARM reset report—includes new P&I payment and interest rate
Test of Expected P&I Report
For all remittance method other than Actual/Actual, the Previous Servicer will calculate and provide an electronic (Excel) loan level Test of Expected P&I, including over and under collateralized position, reduced by investor remittance due to be paid by the Previous Servicer. Detail must be provided for all adjustments done post cutoff. A trial balance should accompany the Test of Expected P&I calculation.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

•	[Note: Freddie Mac bank reconciliation will be finalized 8/14/2011]The Test of Expected P&I must include the following components:Loan Level prepaid principal and net interest (includes PIFs and curtailments). These funds are due to Servicer to cover future remittances

•	Loan Level delinquent principal and net interest. These funds are due to the Previous Servicer to cover prior scheduled remittances made to the investor that have not yet been paid by the borrower.

•	The loan level scheduled principal and net interest remittance due as of Servicing Transfer Date (for example, with a December 31st Investor Cutoff with a January 1st Servicing Transfer Date, this would be the scheduled January 1st remittance due the investor.) These funds are due to the Previous Servicer so they may make the scheduled remittance due the investor.
The above should be calculated at the service fee rate based on the investor servicing agreement or related loan funding schedule. If the Previous Servicer is using a service fee rate other than that in the servicing agreement or on the funding schedule, any excess or shortage will not be recoverable from Nationstar Mortgage LLC. The Previous Servicer must work with the Seller for recovery.
The Previous Servicer will provide Servicer with a copy of the Test of Expected P&I reconciliation at least eight (8) Business Days before funds settlement [and per the below schedule for Fannie Mae, FHLMC, Private MBS, and Ginnie Mae. Servicer will review the calculation and upon agreement, notify Previous Servicer to obtain the account the P&I funds are to be wired to. The funds will be wired no later than one (1) Business Day before the Previous Servicer remittance date.
If any differences are found after settlement of the Test of Expected P&I, Servicer will submit a request with loan level detail to the Previous Servicer for further settlement of those amounts. The Seller should review and wire Servicer the funds within 10 business days of receipt of the request.
The Previous Servicer will provide Servicer with a copy of the Test of Expected P&I reconciliation at least per the below schedule for Fannie Mae, FHLMC, Private MBS, and Ginnie Mae]. Servicer will review the calculation and upon agreement, will work withFTB (Seller) to validate the correct test of expected cash calculations and resolve differences upon a mutually agreed upon timeframes. .

FNMA Express	8/3/2011	8/4/2011	8/4/2011	23558-001-2
				23558-003-9
				23558-017-9
FNMA RPM	8/4/2011	8/8/2011	8/10/2011	23558-002-0
				23558-013-6
FNMA MBS	8/12/2011	8/16/2011	8/18/2011	23558-000-4
				23558-001-2
				23558-003-9
				23558-004-7
				23558-017-9
GNMA I	8/9/2011	8/11/2011	8/15/2011	2253
GNMA II	8/9/2011	8/17/2011	8/19/2011	2253
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

FHLMC	7/18/2011	7/26/2011	7/20/2011	113633
Private MBS 15th	8/17/2011	8/22/2011	8/18/2011	N/A
Private MBS EOM	8/8/2011	8/22/2011	8/18/2011	N/A
The Previous Servicer agrees to provide additional cutoff and remittance reports, upon request, in an electronic format available to Servicer within reasonable timeframes requested.
The Previous Servicer will provide a contact that will assist with requests resulting from customer inquiries related to outstanding and canceled check copies.
[Note: customer inquires are not an Investor Reporting function]
The Previous Servicer shall provide the below reports:
[Note: the items requested below are pre-transfer]
1.Summary Trial Balance By Investor with UPB and Loan Count — (to assign bank accounts and investor assignments),.
2.	S225 (or whatever MSP report) Investor/Participation Investor and Category Report — we will need this to assign NSM investor codes to FTB/Metlife investor codes.

3.	GNMA ZZ46 pool to security reconciliation report for last cutoff from Bock Snyder.

4.	Last completed FNMA Schedule 123 and FNMA Pool Deficiency from Bock Snyder

5.	T62D Report Log Differences from Sylvia Machuca

6.	Wells Fargo Transaction Activity (TAR) reports from Sylvia Machuca

7.	Last Texas Housing and Veteran’s Land Board Discrepancy Reports and Investor/Category Listing with 20 different VLB programs with remit codes from Sylvia Machuca.

8.	Private Investor Log with remittance/cutoff dates, and add column for special requirements from Sylvia Machuca.

9.	Excel file for Flex 9 Special compensating interest calculations for FHLMC payoffs from Sylvia Machuca.

10.	Texas Housing Agency requirements from Sylvia Machuca.

11.	FHLMC Investor Code Listing with remittance type (PARCS, NonPARCS and 9 Day Flex 3rd vs 5th BD PIF, ARC remittance, 1st Tuesday, etc) from Sylvia Machuca.

12.	FHLMC Tier Rating Report from Sylvia Machuca.

13.	FNMA listing of hard and soft rejects beginning of period (not requested) Bock Synder should provide.

14.	Active SSCRA (soldiers & sailor loans) loan level listing by Investor Code

15.	FNMA Investor Listing with Remittance Type (actual/actual, scheduled/schedule, express, RPM/Date) and MBS & MRS pool count. from Bock Synder

16.	Loans with Stop Advance sorted loan number order within investor from Sylvia Machuca (Metlife just started the process, and they stated they had a few)

17.	FTB Wiring Clearing repetitive wire instructions/codes from Sylvia Machuca

18.	Listing of items with the accounts relating to subservicing and contact to work out process to notify NSM needs funds for items still outstanding in Metlife’s escrow disbursement and investor remittance clearing accounts.

19.	All the P&I and T&I accounts, as well as the FTB clearing. We would need a list of all the
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

bank accounts that will transfer to us

20.	Example reporting packages for each different Trustees from Sylvia

21.	Need investor contact information such as : Name, Title, Telephone Number, Email Address, physical address

22.	Final Cutoff reports for all Private MBS EOM and 15th.
The above investor reports should be provided to:
[*]
Balance Settlement
Escrow funds for tax and insurance as of the Servicing Transfer Cutoff Date should be wire transferred to the Servicer no later than 3 business days after the Servicing Transfer Settlement Date along with all other positive balance information. Loan level detail on how the wire should be applied must be provided to both Nationstar and the controlling party. Servicer’s wiring instructions are:
[*]
Loan Level Data Requirements
•	Prior Servicer Loan Number

•	Escrow Balance

•	Suspense (e.g. borrower suspense, pre or post petition money, subsidy, forbearance, etc.)

•	Hazard Loss Suspense

•	Sale Proceeds
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Mortgagor Notification
The Previous Servicer shall mail the mortgagor notifications at least 15 days prior to each Servicing Transfer Date. In addition, the Previous Servicer must provide the Servicer with a copy of the Goodbye Letter for review and approval at least two days prior to the mailing date.
Copies of good-bye letters as they were mailed along with vendor manifest will be provided in         .PDF format on CD’s to the new servicer prior to the transfer date.
The following Nationstar Mortgage LLC contact information must be provided in the RESPA compliant Goodbye Letter:
Customer Service Hours of Operation:

Monday through Thursday 8:00 am to 8:00 pm Central Standard Time,

Friday 8:00 am to 5:00 pm Central Standard Time

Customer Service Toll Free Number:

Customer Service Toll Free Number:

1st Board Date (877) 372-0512, extension 40

2nd Board Date (877) 372-0512, extension 45

3rd Board Date (877) 372-0512, extension 50

4th Board Date (877) 372-0512, extension 55

5th Board Date (877) 372-0512, extension 60 (if applicable)

Correspondence Address:

Nationstar Mortgage LLC
Attn: Customer Service
350 Highland Drive
Lewisville, Texas 75067

Payment Address:

Nationstar Mortgage LLC
Attn: Payment Processing
P. O. Box 650783
Dallas, Texas 75265-0783
The Goodbye Letter must also advise the Mortgagor that any existing Optional Insurance with the Previous Servicer will transfer with the their loan.
In the event a Goodbye Letter is sent to a Mortgagor in error (i.e., the servicing for the related Mortgage Loan is not transferred to the Servicer), then the Previous Servicer shall immediately send (on behalf of itself and Servicer) a second letter to such Mortgagor advising such Mortgagor that the servicing transfer will not take place.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Escrowed Loan Information
The Previous Servicer should provide the following information for all escrowed loans:
Escrow Procedures
Within 25 days prior to transfer the Previous Servicer will discuss procedures as it relates to the following to allow for a smooth transfer:
•	History Lender Forced Placed Insurance letters

•	Escrow Analysis Schedule — State Cycle

•	Interest on Escrow Schedule

•	Blanket policies for REO loans (as applicable)

•	Blanket policies for non first lien and REOs (as applicable)

•	Escrow Advances: How reconciled and recovered

•	Payment policies for delinquent taxes
Escrowed Loan Report
The Previous Servicer shall provide a loan level report as available through standard LPS service release workstation reports. If not provided in standard LPS report a passport query in Excel format will be provided. Each report is required pre-transfer with an updated report provided post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports
➢	Escrow Type (tax, insurance or both)

➢	Escrow payment type (escrowed, lender forced place, non-escrowed)

➢	Date of Last Escrow Analysis

➢	Escrow Analysis History as part of Transaction History

➢	Escrow Analysis Schedule

➢	Escrow Advances

➢	Interest on Escrow Schedule
Hazard Insurance
➢	Agent and Insurance Company payee codes

➢	Expiration date

➢	Due date

➢	Payment Term

➢	Payment or accrual amount

➢	Coverage amount

➢	Coverage Type (force-placed or borrower paid)

➢	Coverage types (wind, hazard, flood)

➢	Policy Number(s)

➢	Blanket policies for non first liens and REO (as applicable)

➢	Indicator by Escrow/Coverage Type to determine escrowed or non-escrowed
Other Escrow Related Items
➢	Escrow Analysis has not been performed within the last twelve (12) months
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

➢	Explanation for non-compliance of Escrow Analysis guidelines

➢	Pending Escrow Analysis

➢	Last Escrow Analysis

➢	Escrow disbursement stops

➢	Explanation for the escrow stop

➢	Date of escrow stop

➢	Escrow stop expiration date

➢	Interest on escrow paid

➢	Loan level percentage of interest on escrow paid

➢	Stale Escrow Refund checks

➢	Date of stale escrow refund transaction

➢	Vendor name of stale escrow refund check

➢	Form ME-2 New Jersy Escrow Account Tran Notice — proof of filing

➢	Insurance or tax expiration date within 30 days after the Transfer Date

➢	List of all outstanding research cases with current service level agreement and Mortgagor’s expectations

➢	Property Type

➢	Suspense Items and audit/reconciliation post transfer
Escrowed Loan Requirements
With respect to the Mortgage Loans the Previous Servicer shall pay all hazard and flood insurance premiums which become due prior to and within thirty (30) days following the Servicing Transfer Date, and all real estate taxes for which the economic loss date is within thirty (30) days following the Servicing Transfer Date, assuming the bills are available for payment, and shall indemnify the Servicer against any tax penalties incurred prior to the Servicing Transfer Date or uninsured losses due to the non-payment of premiums or policy cancellation.
The Previous Servicer shall credit all accrued interest due on escrow to the individual accounts prior to the Servicing Transfer Date and provide confirmation of such to the Servicer.
All Escrow Analysis reports or statement copies should be forwarded to:

[*]
Hazard Insurance
The Previous Servicer shall provide a loan report as available through standard LPS service release workstation reports. If not provided in standard LPS report a passport query in Excel format will be provided.Each report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports. Data will be provided, if available.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

➢	Hazard insurance flag

➢	Flood insurance flag

➢	Agent and Insurance Company payee codes with full descriptions

➢	Expiration date

➢	Due date

➢	Payment type escrowed or non-escrowed for each line (hazard, flood, etc.)

➢	Payment term

➢	Payment amount

➢	Coverage amount

➢	Coverage types with descriptions

➢	Policy Number

➢	Loans with Force Placed Insurance policy in effect

➢	Indication of binder or policy for Force Placed Insurance

➢	Force Placed Insurance payment method (monthly/annual)

➢	Terms of Force Placed Insurance

➢	Loans with damaged property

➢	Hazard loss claims in process

➢	Interest on Hazard Loss Schedule

➢	Date of last property inspection

➢	Detail on Inspection frequency for Hazard Loss — draw schedule/disbursement procedures

➢	Maintenance results

➢	BPO or appraisal results

➢	Loans with an open insurance loss claim

➢	Insurance Agent name

➢	Insurance Agent contact number

➢	Date claim opened

➢	Date settled

➢	Insurance proceeds received

➢	Insurance proceeds available

➢	Type of loss

➢	Status of repairs

➢	Loans in Federally Declared Disaster Areas (FDDA)

➢	FDDA refund amount

➢	FDDA deposit date

➢	Loans with Flood Insurance and all Flood Insurance data

➢	Flood Insurance vendor name

➢	Life of Loan status

➢	Determination date

➢	Certificate number

➢	Open Flood zone disputes

➢	Reporting on Vacant Properties — Active Claims
The Previous Servicer shall provide the following information:
➢	Evidence that the Flood Contract Vendor(s) have been notified to transfer Life of Loan Flood Contracts to Nationstar Mortgage LLC.

➢	Vendor Name, contact information, website access, if applicable.

➢	Vendor issued compliance data file to include: Determination Date, Certificate Number, Contract Type, Community Number, Panel, Suffix, Flood Zone, Program Status, and Map Date.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Cancellation of Forced Placed Insurance
As of the Servicing Transfer Date the Previous Servicer must cancel any Force Placed Hazard or Flood coverage in effect. Metlife to coordinate with Assurant
Insurance Loss Draft Handling
The Previous Servicer must provide a properly documented file for each Mortgage Loan with an insurance loss draft claim from Assurant . This file shall include the following information:
➢	Date claim filed

➢	Cause (if available)

➢	State

➢	Amount of the loss

➢	Amount of insurance proceeds received to date

➢	Date hazard funds deposited (available on payment history data file)

➢	Hazard loss funds disbursement date

➢	Amount of available hazard loss funds (available on payment history data file)

➢	Hazard/claim type (hazard, flood, wind) (if available)

➢	Notes from conversations with or information received from contractors (available on system note/ comments data file)

➢	Correspondence to or from insurance companies and/or Mortgagor

➢	Status of the repairs

➢	Inspection reports

➢	Total number of days hazard loss funds held (available on payment history data file)

➢	Detailed listing of all funds received and disbursed to date (available on payment history data file)
The Loss Draft file must be provided within five (5) business days of the Servicing Transfer and delivered to:

[*]
Insurance Agent Notification of Servicing Transfer
With respect to the Mortgage Loans, the Previous Servicer shall transmit to the applicable insurance companies or agents, notification of the transfer of the servicing to the Servicer and instructions to deliver all notices and insurance statements, as the case may be, to the Servicer from and after the Transfer Date. Such notices shall specify the new mortgagee clause. The Previous Servicer shall provide the Servicer with copies of all such notices (at the address below) or shall provide an Officer’s Certification that such notices were produced and transmitted as specified herein and within five days of the Transfer Date.
Servicer Insurance Mortgagee Clause
The new mortgagee clause applicable to all hazard, flood and miscellaneous (i.e., wind, earthquake, mine, etc.) will read as follows:
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Nationstar Mortgage LLC
Its successors and/ or assigns
P.O. Box 7729
Springfield, Ohio 45501-7729
Toll Free Number: (866) 825-9267
Transfer of Life of Loan Flood Contracts
The Previous Servicer shall affect the transfer of Life of Loan Flood Contracts/Data to Servicer
•	The Previous Servicer shall notify Nationstar Mortgage LLC of existing Life of Loan (LOL) transferable contracts and the current vendor (Second liens must be assigned their own Flood Contract).

•	Fifteen (15) days prior to Servicing Transfer:
•	Contact your Flood Insurance representative to request that all LOL contracts are transferred to Nationstar Mortgage LLC. Provide your contact with a loan level listing of transferring loans including Previous Servicer’s loan number, name, and property address of the borrower.

•	Previous Servicer will confirm to Servicer that pre- Servicing Transfer processing is complete.
•	Within at least five (5) business days after the Servicing Transfer date:
➢	Evidence that the Flood Contract Vendor(s) have been notified to transfer Life of Loan Flood Contracts to Nationstar Mortgage LLC.

➢	Vendor Name, contact information, website access, if applicable.

➢	Vendor issued compliance data file to include: Determination Date, Certificate Number, Contract Type, Community Number, Panel, Suffix, Flood Zone, Program Status, and Map Date.
Should you have specific questions regarding the transfer of flood data, you may contact a member of the Servicer’s Flood Compliance Team.

[*]
Please include the following individual(s) in any email correspondence to the Vendor or for any Post-Service Transfer Flood issues:

[*]
Physical Hazard loss files should be sent to:
[*]
Springfield OH 45505
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Real Estate Taxes
The Previous Servicer shall provide a loan level report as available through standard LPS service release workstation reports. If not provided in standard LPS report a passport query in Excel format will be provided. Each report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports. Data will be provided, if available.
➢	Real Estate taxes

➢	Taxing Jurisdiction Name(s) (Tax payee)

➢	Tax parcel or Tax ID Number

➢	Due dates

➢	Escrowed or non-escrowed flag for each line (City, State, County, etc.)

➢	Payment term (annual, quarterly, etc.)

➢	Accrual (full year payment amount)

➢	Parcel number(s)

➢	Next tax due date

➢	Economic loss date

➢	Unpaid tax and items

➢	Loans that do not have an escrow record established for taxes

➢	Open or unpaid tax installments for current and prior tax cycle

➢	Open tax issues

➢	Pending tax refunds from tax collectors

➢	Description of the issue

➢	Name of the tax collector

➢	Amount of the expected refund

➢	Taxes due and paid for Ground Rents

➢	Taxes due and paid for Homeowner association fees

➢	Taxes due and paid for Sewer lines

➢	Taxes due and paid for miscellaneous fees (drainage, front foot, assessments, etc.)

➢	All other taxes due and paid along with tax type

➢	Property legal description

➢	Name/address/phone of entity to whom these fees/taxes are due

➢	Next tax payment due date

➢	Liens assessed for taxes

➢	Loans exempt from taxes

➢	Reason for exemption

➢	Name/address/phone of taxing authority

➢	Tax Vendor, tax type and full description

➢	REO properties (as applicable)

➢	Identification of states with annual or semi-annual payments

➢	File Representing corporate advances for taxes

➢	Pending Tax Research Items
Pending Tax Sales
The Previous Servicer agrees to provide information regarding a pending tax sale within 12 months of the Servicing Transfer Date on a property if available at the time of transfer. This file shall include the following information and be provided within 10 days prior to transfer.
➢	State

➢	Redemption amount

➢	Redemption date
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

➢	Total funds already corporate advanced

➢	Tax Sale (loss) date

➢	Current redemption in process

➢	Non-redeemable properties
Unpaid Property Taxes
The Previous Servicer must provide a listing of all unpaid taxes including the reason the taxes remain unpaid. In addition, the Previous Servicer must provide to the Servicer all due and unpaid tax bills in their possession as of the Transfer Date and shall forward all stub bills in its possession and tax sale property files to the following address five (5) days prior to the Servicing Transfer Date.
Nationstar Mortgage LLC
Attn: Escrow Administration
350 Highland Drive
Lewisville, Texas 75067
Transfer of Life of Service Tax Contracts
The Previous Servicer shall cooperate by providing a data file for servicer to obtain LOS tax contract. Previous Servicer shall provide the required data file within fifteen (15) days prior to transfer.
Tax Information Prior to and After Transfer:
[*]
Tax Litigation Report
The Previous Servicer must also provide an electronic report of all loans fifteen (15) days prior to the Servicing Transfer Date in which taxes are in litigation status, including loan number, borrower name, property address and an explanation of the type of litigation.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Mortgage Insurance
The Previous Servicer shall provide a loan level detail as available through standard LPS service release workstation reports for all loans with Private Mortgage Insurance or HUD Mortgage Insurance Premium. If not provided in standard LPS report a passport query in Excel format will be provided. Report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
➢	Loans with PMI/MIP
•	Borrower Paid Indicator

•	Lender Paid Indicator

•	Investor Paid Indicator
➢	Insurance company

➢	Policy/Certificate number

➢	Effective/Expiration Date

➢	Coverage Amount

➢	% Covered

➢	Premium Amount

➢	Payment amount

➢	Payment term

➢	Due date

➢	Payment status (borrower paid vs. lender paid)

➢	Outstanding MI claim (Y/N)

➢	Cancellations as part of the History Note file
•	In process

•	Borrower cancelled

•	Cancelled as a result of non-payment
With respect to the Mortgage Loans, the Previous Servicer shall ensure all Mortgage Insurance premiums due up to and including the Transfer Date are paid, including lender paid mortgage insurance premiums (provided bill has been received). In addition, the Previous Servicer shall transmit to the applicable private mortgage insurance companies, notification of the transfer of the servicing to the Servicer and instructions to deliver all notices and insurance statements, as the case may be, to the Servicer from and after the Transfer Date. In addition (if applicable), the Previous Servicer shall notify HUD of the change in servicer information within fifteen days after the Transfer Date. Nationstar Mortgage LLC’s HUD ID number is 26450-0000-1.
Further (if applicable), the Previous Servicer will be responsible for correcting errors on the HUD 92080 Reject Report prior to the Servicing Transfer Date. Prior Servicer will be held responsible for any outstanding MI items as of the Servicing Transfer Cutoff Date to include late and interest due on FHA loans, past due premiums and disclosure issues.
[*]
[*]
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Vendor Requirements
Tax
The Nationstar Tax Vendor is [*]: Customer Numbers: [*] and [*] Name: Homeselect Settlement Solutions, LLC.
The Nationstar Contact at [*] is [*]
For loans to bene change from one [*] client to Nationstar/Homeselect, the prior Servicer will submit a spreadsheet from Nationstar with the following information:
➢	Prior lender’s loan number (preferably just one column/one loan # string)

➢	Name of prior lender and/or their [*] customer number(s)

➢	[*] contract number on all loan numbers
For loans to be boarded on [*] system as an Acquired loan (loans NOT currently under service with [*]), the prior Servicer will provide to Nationstar data as available through standard LPS service release workstation reports.
Insurance (Flood and Hazard)
The Nationstar Insurance Vendor is [*]:
The Nationstar Contact at [*] is [*]
Office: [*]
The prior Servicer will submit to Nationstar data as available through standard LPS service release workstation reports
Flood
The Flood Vendor for Nationstar is [*]:
The Nationstar Contact at [*] is [*]: [*] Office Phone: [*]
The prior Servicer will submit data to Nationstar as available through standard LPS service release workstation reports:
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Credit Life and Other Optional Products
The Previous Servicer must provide the appropriate written instructions to the Mortgagor related to the discontinuation of any optional products prior to the Servicing Transfer Date within the RESPA good-bye letter. The Previous Servicer will remove the premium amount(s) from the Mortgagor’s total monthly payment and disburse any and all premiums to the product vendor or the Mortgagor prior to the Servicing Transfer Date.
Claims Process
Loan Level Detail containing the following items listed below. This report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
➢	How many open claims — broken down by pre and post foreclosure status

➢	Type of claim (MI, FNMA 571, etc)

➢	Date claim filed

➢	Beginning claim amount, funds received, remaining balance

➢	Current disposition status of REO properties

➢	Record for any loans previously where claims closed in last 90 days including denied claims

➢	Break down of claims process

➢	Claims closed in last 90 days including denied claims

➢	Copies of all initial or interim claims filed previously on transferring loans

➢	Loans where recourse / indemnification agreements are in place

➢	Loans where recourse / indemnification — repurchase / payout in process

➢	Identify claims in dispute and the disputed item

➢	Corporate Advance Detail broken down by type and loan level

➢	Deliver paper/manual invoices

Tim Bowman will prepare AD Hoc reports
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Records and Files
File Delivery
The Previous Servicer must deliver the Servicing Files to the Servicer within five business days after the Servicing Transfer Date. If images are available, Previous Servicer shall provide an example of the format fourteen days prior to the Servicing Transfer Date. The Servicing Files will be delivered in a manner and format as agreed upon by and between the Previous Servicer and Servicer and will contain documentation as agreed upon by and between the Previous Servicer and Servicer. Weekly sweeps to be performed post transfer with first sweep delivered on August 2, 2011 Weekly sweeps will be delivered on Tuesdays, with the final sweep delivered on Tuesday, October 18, 2011.
The Previous Servicer agrees to coordinate the file delivery with the Servicer. The Previous Servicer will work from the portfolio list provided on April 14, 2011. Previous Servicer shall deliver all images for entire active portfolios prior to or on August 1st 2011.
If applicable, any paper files shall be placed in a box in the Previous Servicer’s loan number order. Transmittals shall be attached to each box listing contents by loan number. Each box must be labeled as follows:
<NEW CLIENT NAME>//____<NAME OF SELLER>___//__<DATE OF TRANSFER>___//BOX 1 OF___
(Example: Nationstar Mortgage LLC/PREVIOUS SERVICER NAME/07.05.07/BOX 5 of 32).
An electronic master manifest in Excel containing prior servicer loan number and box number is required prior to Shipment.
File Delivery Address (VIA Encrypted Hard Drive)
[*]
Preferred Format of Images
•	Images will be delivered in a format as agreed upon by and between Previous Servicer and Servicer.
•	Majority of images will be Single Page TIFF

•	Some appraisal, year-end documents and loss mitigation/default documents will be PDF format

•	Prior servicer will provide image conversion timeline
Electronic Image Requirements — PGP Encryption
•	Index information manifest including: loan number, document type and primary file name

•	One manifest per batch

•	Test Image Files to be received week of May 2-6
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

•	Electronic cumulative list of document/index types and corresponding user friendly description.

•	Test Image Files to be received week of May 2-6
Trailing Documents
Please send trailing original collateral documents to the address above. Write the Previous Servicer’s loan number on each document.
For a period of 3 months after the final transfer date, ML wil continue to image trailing docs prior to delivery of hard-copy document to NSM. Previous servicer to deliver any ancillary databases used to track docs out to third parties indicating where documents sent and how long the have been out.
Will send document type list for review.
Deliver the following exception reports electronically:
•	List of loans not imaged (pre-2007 backfile conversion)

•	List of missing collateral documents by loan

•	List of any uninsurable or indemnified loans, indentified by investor

•	List of loans missing security instrument or other collateral where collection efforts have ceased.
MERS Notification
If any loans are registered with MERS the Previous Servicer must update the sub-servicing ORG ID for any active loan in the transfer. This shall be done either through the Previous Servicer’s servicing system, if allowable or through the MERS Online System on the Transfer Date(s), 5 business days will be permitted for the correction of rejected MERS updates. The Org ID for Nationstar Mortgage LLC as sub-servicer is 1003972.
1.	Move the MERS loans to the correct Org ID to coincide with the transfer.

2.	Provide Nationstar Mortgage LLC with the MIN level information prior to or on transfer date(s).

3.	MERS team will provide a list of all Foreclosure loans that have been deactivated. List of firms who were given PO to execute AOM.- Does not apply — We have not given any attorney’s Power of Attorney.

4.	Assign out of MERS on all foreclosures prior to filing the first action in the foreclosure process.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

     1. List of Assignments sent to recording in 6 months prior to Transfer Date.
Contact Information:
[*]
IRS Reporting
For any period prior to the Servicing Transfer Cutoff Date, Previous Servicer must prepare, report to the Internal Revenue Service and provide to Mortgagors, all in accordance the applicable law, rules and regulations, any and all tax information required to be provided with respect the Mortgage Loans for that period. The Previous Servicer shall provide to the Servicer confirmation when and by whom Social Security Number validation has been completed on the Mortgage Loans.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Litigation (This is covered in the Transfer Letter) / Update to show pre&post
In the event the Previous Servicer receives notification of Litigation being issued in conjunction with any Mortgage Loan the Previous Servicer will give written notification to the Servicer within five (5) business days. In the event time does not permit prior approval by the Servicer, Previous Servicer will retain counsel to represent the Servicer’s interests and obtain said approval as soon thereafter as possible. The costs incurred in providing legal representation in conjunction with any such Mortgage Loan serviced hereunder will be borne by the Servicer.
The Previous Servicer must provide the Servicer with a listing of any loans with open litigation, including an explanation for each case . This report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
Partial Releases
The Previous Servicer must provide the Servicer with a listing of any loans on which a partial release is pending, including an explanation for each case and all documentation received as defined under Delivery of Final Loan Level Data & Reports.
Subordinations — Ancillary Report
The Previous Servicer must provide the Servicer with a listing of any loans on which a Subordination requests are pending, including an explanation for each case, any subordination in the Mississippi Grant Program and all documentation received as defined under Delivery of Final Loan Level Data & Reports.
Qualified Written Requests (RESPA) — Ancillary Report
The Previous Servicer must provide the Servicer with a listing of any loans on which a Qualified Written Request has been received and is pending, including an explanation for each case and all documentation received as defined under Delivery of Final Loan Level Data & Reports. The Previous Servicer must provide the Servicer with all research backup and written explanation of the issue.
Mortgagor Name Changes— Ancillary Report
The Previous Servicer must provide to the Servicer in the servicing file backup for each pending legal name change along with the appropriate documentation (i.e., quit claims, death certificates, divorce decrees, etc.) as defined under Delivery of Final Loan Level Data & Reports.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Soldier’s and Sailor’s Civil Relief Act of 1940 (SSCRA)
The Previous Servicer shall provide a loan level report listing the following information for all loans under SSCRA. This report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
➢	Loan Number for loans in which relief has been requested under the Soldier’s and Sailor’s Civil Relief Act of 1940, as amended

➢	Mortgagor’s Name

➢	Period of Reduced Payment (mm/yy to mm/yy)

➢	Loan has received reduced payments thru mm/yy

➢	Effective date of the subsidy

➢	Subsidy method (buydown subsidized or 6% interest rate)

➢	If buydown subsidy method, how was loan funded

➢	Calculation method of the reduced payment

➢	Active duty start date

➢	Active duty termination date

➢	Complete copy of the customer’s Military Orders

➢	Copy of ARM adjustment notification letter(s) during SSCRA period

➢	Additional comments or notes
Please forward one report for each SSCRA loan to:

[*]

[*]
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Loss Mitigation and Collection Activity
The Previous Servicer shall make available any written procedures for loss mitigation alternatives and share with Nationstar to ensure a smooth transfer. An electronic report in Excel format is required for each report defined in this section. Previous Servicer to provide detailed workout pipline. Each report in this section should be delivered as defined under Delivery of Final Loan Level Data & Reports.
1. Pending Checks Report — Will send date to stop post dated checks
➢	All loans with pending checks

➢	Date of Pending Check

➢	Amount of Pending Check
2. Open Research Item Report
➢	All loans with open research items

➢	Missing Payments

➢	Payment Corrections

➢	Date of Research Item

➢	Amount of Research Item

➢	Type of research item (i.e. western union, moneygram, check) as outlined in the Qualified Written Request section.

➢	Status
3. Repayment Plan Report
➢	All loans with active repayment plan

➢	Loans for which repayment plan activity has been initiated

➢	Detail of the terms and conditions of the repayment plan

➢	Status

➢	List of plans with with pending post dated payments
4. Pending Short Sale Report
➢	All loans with an active short sale

➢	All short sales with an offer outstanding
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

➢	All short sales with an active sales contract

➢	Approved Short Sales

➢	Approved Short Sales awaiting claims to be filed

➢	Outstanding Short Sale claims

➢	Recent property valuation
5. Pending Non-HAMP Loan Modification Report
➢	All Loans Pending Modification

➢	Trial period information if applicable

➢	Recent property valuation

➢	Title search

➢	Modification terms
•	Permanent/Temporary (Expiration Date)

•	Rate Reduction Only/Capitalization
➢	Document/Title company contact information

➢	Documentation collected from borrower (Y/N)

➢	Docs out to borrower for signature (Y/N)

➢	Identification of any funds collected in conjunction with the modification

➢	Modification subordination date (if applicable)

➢	Modification record date (if applicable)
6. Pending Deed-in-Lieu Report
➢	All loans pending deed-in-lieu of foreclosure

➢	Recent property valuation

➢	Title search

➢	Status
7. Charged-off Loan Report
➢	All loans charged-off

➢	Lien

➢	Date of charge-off

➢	Amount charged-off

➢	Pending charge-offs
Loss Mitigation Servicing File Documentation Requirements
In addition to the data requirements the following Loss Mitigation documents are required. If Loss Mitigation documents are not imaged then physical documents will need to be delivered within five (5) days of after the Transfer Date to the loss mitigation contact in addition to being in the servicing file.
➢	Copies of all written correspondence regarding delinquencies

➢	Written agreements entered into with the Mortgagor including any modification documents, repayment plans, stipulated repayment plans,
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

or any other document that constitutes approval of the loss mitigation workout or alternative.
Pending Short Sale Doc Requirements — Images
➢	Sales contract

➢	HUD-I Settlement Statement, estimated

➢	Realtor/Broker contact information

➢	Mortgagor financials

➢	Mortgagor hardship letter

➢	Approval letter (if approved and not closed prior to transfer date)

➢	Appraisal and/or Title Search Performed

➢	Copy of BPO/Appraisals
Pending Loan Modification Doc Requirements
➢	Mortgagor financials

➢	Mortgagor hardship letter

➢	Hard copy of the Modification Agreement

➢	Copy of the Modification Approval
Pending Deed-in-Lieu Doc Requirements
➢	Deed-in-Lieu agreement

➢	Document/Title company contact information

➢	Mortgagor financials

➢	Mortgagor hardship letter

➢	Appraisal and/or Title Search Performed
If Loss Mitigation documents are not imaged then deliver hard copies to:
[*]
Please refer to the Records and Files section regarding the forwarding of documents and/or files
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Bankruptcy
The Previous Servicer shall provide a loan level report as available through standard LPS service release workstation reports for loans with Bankruptcy. If not provided in standard LPS report a passport query in Excel format will be provided. This report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports. Data will be provided, if available.
➢	Loan Number

➢	Mortgagor’s Name

➢	Name of Filer

➢	Lien

➢	Filing date

➢	Chapter

➢	Case number

➢	Bankruptcy State/District

➢	Bankruptcy status

➢	Post-petition due date

➢	Contractual due date at the time of filing

➢	Date file referred to Attorney

➢	Previous Servicer’s Attorney name

➢	Previous Servicer’s Attorney address

➢	Previous Servicer’s Attorney phone number

➢	Mortgagor’s Attorney name

➢	Mortgagor’s Attorney address

➢	Mortgagor’s Attorney phone number

➢	Trustee name

➢	Trustee address

➢	Trustee phone number

➢	Mortgagor’s Suspense Balance

➢	Trustee Suspense Balance

➢	Suspense Balance of any Stipulated Agreement

➢	Balance of Agreed Order

➢	Has Proof of Claim been filed (Y/N)

➢	Confirmed Proof of Claim

➢	Amount with Breakdown

➢	Amount Paid to Date from Trustee for Claim

➢	Litigation Status (Motion for Relief Filed, Cramdown, etc.)

➢	If Litigation, by whom

➢	Stipulated agreement (Y/N)

➢	Which post-petition payments are included in the Stipulated Agreement

➢	What post-petition payments have been paid by the debtor

➢	Litigation Files with Adversary Claims

➢	Listing of discharged BK’s
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

The Previous Servicer shall provide a loan level report as available through standard LPS service release workstation reports for all loans that are in an active Chapter 7 Bankruptcy:
➢	Date of Discharge

➢	Date of Reaffirmation

➢	Date Filed

➢	Case #

➢	State Filed

➢	District Filed

➢	Name of Filer

➢	Dismissal Date

➢	Motion for Relief Obtained Date
The Previous Servicer shall provide a loan level report as available through standard LPS service release workstation reports for loans with active Chapter 11, 12 and 13 Bankruptcies:
➢	Complete Payment History for both pre and post petition payments

➢	Original confirmed claim amount

➢	Breakdown of all amounts included in the claim.
The Previous Servicer shall provide the below Chapter 11 data:
➢	Cramdown Data via screen prints
The Previous Servicer shall provide Bankruptcy files as available through previous servicer’s imaged documentation (or with LPS screen prints) with each loan to contain the following information:
➢	Mortgage

➢	Note

➢	Title Policy

➢	Breakdown of trustee money received and how it was applied (available on payment history data file)

➢	Breakdown of all payments received from debtor and how it was applied (available on payment history data file)

➢	Copies of all invoices

➢	Any pending relief of stay hearings within 60 days of the transfer

➢	Bank’s attorney and contact information

➢	Debtor’s attorney and contact information(available on PACER)

➢	Bankruptcy petition (available on PACER)

➢	Proof of claim (available on PACER)

➢	If arrearages included in proof of claim, please provide breakdown

➢	Reorganization plan (available on PACER)

➢	Copies of stipulation/agreed orders (details of payment plan) (available on PACER)

➢	Foreclosure information prior to bankruptcy filing (if applicable) (available through bankruptcy/foreclosure data files)

➢	Information of prior bankruptcy filings (multi-filers) (available on PACER)

➢	APO or RFS order (available on PACER)

➢	RFS motion (available on PACER)

➢	Dismissal/discharge order and/or a list of loans that have been dismissed/discharged (available on PACER)

➢	Contractual Payment History (available on payment history data file)

➢	Stipulated Agreement (available on PACER)
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

The Previous Servicer shall provide a report of all attorneys used for bankruptcy, including the full firm name, contact name, address, phone number and tax identification number (TIN). Previous Servicer shall also provide copies of attorney standards and fee schedules(attorney standards are the FNMA and FHLMC guides and fee schedules are governed by the applicable agency — in the absence of an agency i.e. BONY then FNMA is the standard. MLHL/FHHL does not have it’s own fee schedule.)The Previous Servicer shall provide written notice, in accordance with applicable court procedures, to bankruptcy trustees and debtor attorneys with respect to the servicing transfer of any Bankruptcy Loans. Such notices shall be mailed to the bankruptcy trustees and debtor attorneys prior to the respective Transfer Date. Copies of all such notices shall be provided to Servicer within five (5) days after the Transfer Date.

[*]
Please refer to the Records and Files section regarding the forwarding of documents and/or files.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

Foreclosure File Report
The Previous Servicer shall provide a loan level report as available through standard LPS service release workstation reports for any loan in which foreclosure actions have been initiated. If not provided in standard LPS report a passport query in Excel format will be provided. This report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
➢	Loans in foreclosure

➢	Legal specifics/process by state

➢	Foreclosure status

➢	Date referred to foreclosure

➢	Attorney or firm assigned

➢	Attorney phone number

➢	Date of first legal action

➢	Date of Demand/Breach Letter sent to borrower — Letters on imaging platform there will not be a system field in LPS to show this — must be obtained from imaged copy of letter

➢	Date the service was completed

➢	Date the judgment was ordered

➢	Scheduled Sale Date / Actual Sale Date (if applicable) step 075 and 078 on for 3 screen respectively

➢	Any information related to holds during the process ‘hold’ steps shown on for 3 screen

➢	Lien Position

➢	If second lien, need 1st lien holder name, status, and contact information
Foreclosure File Requirements
The Previous Servicer shall provide Foreclosure files for each loan to contain the following information: (some information will be contained in screen prints)
➢	Copy of the demand/breach letter will be in imaged data

➢	Bid instructions for any loans with a sale date occurring within 15 days after the Transfer Date must be provided upon transfer.

➢	Trustee/attorney names and contact information

➢	Referral letter

➢	Copies of all invoices, paid and due please get confirmation from Default Claims unit on whether this will be provided by them

➢	NOD/Complaint

➢	Foreclosure title report we will not have this available — new servicer can obtain from attorney if needed

➢	Foreclosure bid worksheet (if available)

➢	Actual/projected foreclosure sale date

➢	Foreclosure review committee packet (not referred to attorney but recommended for foreclosure) will be in imaged data.- Imaging

➢	Bankruptcy information prior to foreclosure action (if applicable)

➢	Mark the outside of the file for any exception loans (e.g., SEIZED, DEMOLITION; MOBILE HOMES AND MANUFACTURED HOUSING)
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Foreclosure File Handling
Loan files for loans scheduled for sale within two (2) weeks after the Servicing Transfer Date are to be received on the Servicing Transfer Date. These files are to contain a payoff statement good through cutoff date (or a total amount due statement) , or bidding instructions given to attorney and the recent BPO/Appraisal . (BPO/Appraisal will be part of imaged data — not hard copy) Hard copy screen prints may be substituted for the electronic reports, but must contain the required information.
The Previous Servicer shall provide a report of all attorneys used for foreclosure litigation fifteen (15) days prior to the Transfer Date, including the full firm name, contact name, address, phone number and tax identification number (TIN). Please advise your foreclosure attorneys of the servicing transfer fifteen (15) days prior and advise to proceed with the foreclosure process.
For all loans facing a foreclosure sale date within thirty (30) days before or after the Transfer Date, the Controlling Party requests a report thirty (30) days prior to the Transfer Date summarizing the following loan-level information:
➢	Loan number

➢	Scheduled foreclosure sale date

➢	Scheduled foreclosure bid amount there is not a field for this can’t include in a report

➢	Property state

➢	Property city

➢	Origination value

➢	Updated property valuation

➢	Attorney name

➢	Attorney contact information

➢	Demand Start Date there is not a reportable field available for this — demand date and expiration will be shown on imaged copy of demand

➢	Demand Expiration Date
In addition to the items above please provide information regarding the following on all loans:
➢	Lenstar History Vendorscape messages are mapped to LPS for 2 notes

➢	Appraisal/Values copies of appraisals/BPO are in imaged data

➢	If government loans — case #’s
o	Available on MIP1 screen workstation
➢	Maintenance/Inspection Records — What loans were winterized?
Comprehensive List of loans with: (FOR1)
➢	Sale Dates

➢	Redemptions

➢	Projected Sale Dates

Previous Servicer (PS) will provide Nationstar access to our Vendors website which includes everything regarding property preservation, therefore eliminating any need for soft/hard copy information.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Vendor Information for:
➢	Inspections

➢	Demands

➢	Appraisals

➢	Billing

➢	Any other outsourcer/system

➢	Attorney Fee Schedule standard agency allowables are used — for BONY loans, FNMA is used

➢	Attorney timeline/production reports

➢	List of Aged Inventory with Chronological Events

➢	Property Preservation work details in notes
A foreclosure should not be put on hold without the prior written approval or email confirmation from the controlling party.
[*]
Please refer to the Records and Files section regarding the forwarding of documents and/or files.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential treatment requested]

REO
Previous Servicer (PS) will provide via reporting, all fields available on our REO Vendors Managements system (RESNET) on all active REO’s at the time of transfer. PS will provide Nationstar access to RESNET so they can review the assets on line, including all pre/post marketing information. Therefore providing hard/soft copy documentation at transfer will not be needed.
In the event a Mortgage Loan goes to foreclosure sale and the redemption period expires or the Loan is currently in REO the Previous Servicer shall provide a pre-transfer and post-transfer electronic report in Excel format to the Servicer containing the data points listed below. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports. Data contained in RESNET
➢	Loans in REO

➢	Foreclosure and eviction attorney contact information

➢	Foreclosure Sale Date

➢	Successful Bidder

➢	Confirmation/Ratification/Redemption Date (if Applicable)

➢	Offers and counter-offers and amounts received

➢	Agent contact information (name, company, phone, fax, email)

➢	Contact information for any other third party vendors involved

➢	Under contract flag

➢	Closing date

➢	Force placed insurance information

➢	Taxes due

➢	Taxes Paid

➢	Code Violations

➢	Open Legal files

➢	Closing status

➢	Closing contact information (Title company, closer, agent)

➢	Occupancy status

➢	Eviction status

➢	Cash for keys offered/accepted/denied

➢	Title work completed

➢	All interior values

➢	Amount of REO repairs made to property

➢	If Third Party Sale — Date Proceeds Received

➢	If Third Party Sale — Amount

➢	If Redeemed — Date Proceeds Received

➢	If Redeemed — Amount

➢	REO Closing Attorney Contact Information (Name, Address, phone, fax, email)

➢	Party Marketing the Property

➢	Date Property Sold

Previous Servicer will provide list of all active Investor Claims involving REO (Private Securities) and any claim backup will be placed on our Imaging system for review when transferred to Nationstar.

➢	Initial Investor Claim-Date Filed

➢	Investor Name Claim Sent to and Contact Information
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

➢	Investor Claim Amount

➢	Investor Claim Date Paid

➢	Investor Claim Status

➢	MI Claim-Date Filed

Previous Servicer will provide report which includes claims filed/paid that are still active on our default workstation. We do not provide amounts because it is not tracked in a reportable format.

➢	MI Name Claim Sent to and Contact Information

➢	MI Claim Amount

➢	MI Claim Date Paid

➢	Other Claim-Date Filed (i.e. Secondary etc.)

➢	Other Name Claim Sent to and Contact Information

➢	Other Claim Amount

➢	Other Claim Date Paid

➢	Identification of a redemption loan that have not confirmed

➢	List of realtors
The Previous Servicer shall provide a pre-transfer and post-transfer electronic report in Excel format to the Servicer and controlling party documenting REOs with offers, sales, or closings pending. The pre-transfer report needs to be provided no later than 20 days prior to the transfer date, updated report 5 days prior to transfer and the final report provided as defined under Delivery of Final Loan Level Data & Reports. An REO offer should not be put on hold without the prior written approval or email confirmation from the controlling party
In addition to the data requirements the following REO documents are required. If REO documents are not imaged then physical REO files will need to be delivered no later than 5 days post transfer.
➢	Foreclosure deed

➢	Foreclosure bid worksheet with supporting BPO’s or APO’s attached

➢	Property inspection reports

➢	Listing agreements including initial list price and date, current list price and all list reductions and dates.

➢	Listing activity reports

➢	Rehabilitation work orders and/or contractor invoices

➢	All Closing documents (contract, title work, etc.), closing attorney contact information, scheduled closing date, etc.

➢	Executed contracts

➢	Preliminary/Final HUD
No soft/hard copy file will be provided since Nationstar will have access to both RESNET and any documents Imaged in our system, If document needed not in RESNET or imaging previous servicer to provide.
The file shall be organized so that all documents pertaining to the REO are together and in chronological order, including a copy of any claims filed, the Foreclosure and or Sheriff’s Deed and foreclosure attorney information; eviction attorney information, if applicable, and any other attorney correspondence; copies of all invoices paid; hard copy REO notes, if not provided electronically. Prior servicer to send list of realtors with contact information. REO Closings shall be scheduled at a mutally agreed upon date if the sale shall occur post transfer. If the REO file is delivered to the Servicer prior to the Transfer Date the Previous Servicer shall work with the Servicer to determine how best to transfer the loan record data. Please forward current vendor, vendor system information and contact information to our contact below. REO files and unpaid invoices shall be delivered to:
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

REO Files and Invoices:
[*]
Mortgagor Recoverable Corporate Advances
The Previous Servicer shall provide a loan-level, itemized accounting of all expenses, to date, for all mortgagor recoverable expenses in adherence to filing FNMA 571 claims, regardless of investor. This itemized accounting shall include supporting documentation of all recoverable expenses disbursed from escrow accounts or any other account. Copies of all property inspections, property preservation, and invoices for all loans, including bankruptcy and foreclosure, shall be provided in a format agreed upon by all parties.
No soft/hard copy preservation information/invoices will be provided. Previous Servicer (PS) will provide the above information in 3 ways within 30 days after transfer:
a.	Provide Nationstar access to Iclear (Corelogic product) which includes all attorney/non-REO Invoices.

b.	Provide Nationstar access to our Property Preservations website, which includes all preservation information.

c.	Provide encrypted CD of all invoices paid through Invoice Management.

d.	All other information including HOA/Utility invoices will be imaged and available to Nationstar.
The Previous Servicer shall provide a loan level report listing the following information for any loan with an advance. The detail of the advance amount should tie back to the cumulative balance provided in the trial balance. This report is required pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
➢	Loans with advance

➢	Advance Type and Amount: (attorney fee, BPO, Inspections, Recording Fees, Bankruptcy, Foreclosure, etc.)

➢	Corporate Expense Detail

➢	Debit/Credit Indicator

➢	Recoverable, Non-Recoverable, or Third Party Indicator
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential treatment requested]

Release of Title, Payoff Requests and Payoff Funds Received After Transfer
The Previous Servicer is responsible for, and must send for recordation, all Mortgage Loan satisfactions for all Mortgage Loans that pay in full prior to the Transfer Date.
The Previous Servicer must wire transfer any payoff funds that are received by the Previous Servicer after the Servicing Transfer Date on the next businss day after receipt for those payoff funds received via wire transmission. Payoff wiring instructions:
[ * ]

For further credit to: Nationstar Mortgage LLC, Payment Clearing
A spreadsheet will be sent with the below information for all loans included in the daily wire
Customer’s Name ___________________
Customer’s Loan Acct # ______________
Customer’s Address _________________
Sender’s Name and Phone #____________
The Previous Servicer shall reimburse the Servicer for additional per diem interest on any payoff check that is not forwarded to the Servicer via overnight delivery on the next business day of its receipt by the Previous Servicer. The Previous Servicer will forward the Servicer a check in the appropriate amount upon receipt of a properly documented request. Payoff mailing instructions:
[ * ]

© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential treatment requested]

Email: [*]
This is not applicable to MetLife as we would not be requesting a payoff quote from Nationstar
This is not applicable as there are no loans with a Prepayment penalty
Nationstar should submit any Payoff Research requests to MetLife Home Loans mailbox [ * ]
All requests for a payoff statement should be faxed to [*].
Does not apply — The Previous Servicer, if applicable, shall provide a loan level report listing all of the loans for which the Prepayment Penalty has been waived and any pending payoff requests that have not been fulfilled. The following information should be included in this report:
➢	Prepayment Penalty Term

➢	Prepayment Penalty Calculation

➢	Payoff Request Date
Automatic Payment Plans, Mortgage Payments or other checks received after Transfer
-The Previous Servicer shall provide an example of their current payment coupon(s) 60 days prior to transfer. All checks should be date-stamped and endorsed as follows:
Pay to the order of Nationstar Mortgage LLC without recourse.
By
(Name of Signer) (Title of Signer) (Name of Company)
For a period of thirty (30) days following the transfer, any mortgage payment received by the Previous Servicer will be forwarded on a daily basis to the new Servicer via overnight delivery. For a period of 60 Business Days following the expiration of the prior 30 Business Days, such funds or payments will be sent by regular mail. After the expiration of such 60 Business Days, Seller shall return the funds or payments to the Purchaser or its designee or return to the sender.
Nationstar Mortgage LLC
Attn: Service Transfer Payments/Payment Processing
350 Highland Drive
Lewisville, Texas 75067
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential treatment requested]

Delete — NSF & Stop Payment Handling
Need listing of all loans on bi-weekly/Equity Accelerator program. Nationstar will work with WesternUnion’s PayMap by reversing payments on loans after transfer and reimbursing Western Union of NSF drafts
The following procedures shall apply to checks other than payments, NSFs or stop payments received by the Previous Servicer after the Servicing Transfer Date:
1.	Checks shall be clearly identified with Previous Servicer’s loan number in the upper right-hand corner.

2.	Checks that include funds for two or more accounts should be accompanied by a detailed listing providing Previous Servicer’s loan number and amount due each account.

3.	Checks should be properly endorsed as noted above.

4.	The purpose of check shall be identified and grouped accordingly (i.e., tax refund, loss draft, payment of special insurance, principal payment, etc.).

5.	Checks shall be forwarded via overnight delivery to the address above for 30 days after transfer and sent via regular mail thereafter.
Dishonored Payments and Stop Pays after Transfer
The Previous Servicer will ensure the returned check has been presented twice to the bank for good funds prior to requesting reimbursement from Nationstar Mortgage LLC. The Previous Servicer will submit the following applicable documentation related to a dishonored payment which was not reversed by Previous Servicer before the Servicing Transfer Cutoff Date:
1.	MetLife Home Loans does not receive physical checks back on returned or dishonored payments. MetLife will send reports from their bank for all returned items which clearly reflect the reason the payment was dishonored (e.g. NSF, stop payment, etc.). In the case of a dishonored draft, adequate proof should be provided indicating the bank rejected the draft.

2.	Payment history from point of the dishonored payment to the Transfer Cutoff Date

3.	Nationstar Mortgage LLC shall reimburse Previous Servicer the dishonored payment funds within ten (10) days , or best efforts of receipt of applicable documentation.

4.	Any research requests or questions regarding the reports should be directed to MetLife
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

5.	Home Loans email box [*]. Contact is [*].
Misapplied Payments
A “misapplied payment” shall mean a Mortgagor payment for which funds have been deposited in an incorrect Escrow Account or applied to an incorrect Mortgagor’s account. The existence of a canceled Mortgagor payment bearing the endorsement of Previous Servicer, for which funds have not been allocated to the proper Escrow Accounts or Mortgagor account, shall be considered conclusive evidence of a misapplied payment. Misapplied payments shall be processed as follows:
1.	Both parties shall cooperate in correcting misapplication errors by providing the payment history from point of error to the Transfer Cutoff Date and a copy of the canceled check bearing the endorsement of the Previous Servicer responsible for the posting of the missing funds.

2.	The party receiving notice of a misapplied payment occurring after the Transfer Date and discovered after the Transfer Date shall immediately notify the other party.

3.	If a misapplied payment cannot be identified by either party and said misapplied payment has resulted in a shortage in a Mortgage account, Previous Servicer shall be liable for the amount of such shortage for any payment misapplied by the Previous Servicer. Previous Servicer shall reimburse Nationstar Mortgage LLC for the amount of such shortage within twenty (20) days , or best efforts after receipt of written demand from Nationstar Mortgage LLC. In the rare case that it should take greater than 20 days the Prior Servicer and Nationstar will be in constant communication.

4.	Any check issued under the provisions of this paragraph shall be accompanied by a statement indicating the purpose of the check, the mortgagor and property address involved, and the corresponding Previous Servicer and/or Nationstar Mortgage LLC account number.
Please forward all documentation regarding dishonored and/or misapplied payments to:
Nationstar Mortgage LLC
Attn: Service Transfer NSF Returns/ Payment Processing
350 Highland Drive
Lewisville, Texas 75067
Research request from old servicer to new servicer will be sent via email to the above email address. Nationstar should respond and provide reimbursement when applicable within 20 days. Request related to misapplications, etc. should be sent to the MetLife Home Loans via email at [*]. Supervisor contact is [*] at [*]
An electronic report in Excel format is required for each report defined in this section
Customer Service Research
1. Open Research Item Report
➢	All loans with open research items

➢	Missing Payments

➢	Payment Corrections
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

➢	Date of Research Item

➢	Amount of Research Item

➢	Type of research item (i.e. western union, moneygram, check) as outlined in the Qualified Written Request section.

➢	Status
Correspondence Received After Transfer
All correspondence, insurance renewals, cancellation notices, customer inquiries, etc., received by Previous Servicer after the Servicing Transfer Date shall be identified with the Previous Servicer’s loan number and forwarded for a period of 90 days. After 90 days, previous servicer shall have the option to continue forwarding or return items to the sender. Items will be sent no less than weekly.
[*]
HAMP Requirements
The Previous Servicer must complete all HAMP Reporting Transfer Process requirements posted by Fannie Mae within the timeframes required under the HAMP Program.
Fill out and submit the HAMP Reporting Transfer Request Form
1.	Fill out and submit the HAMP Reporting Transfer Loan List form with all HAMP loans transferring

2.	If transferring non-GSE loans the Assignment and Assumption Agreement must be filled out and submitted to FNMA
The following HAMP electronic reports are required for transferring loans that have been solicited, currently in a trial period, failed, denied, or have been successfully modified. Each report is required
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

*	[Confidential Treatment Requested]

pre-transfer and post-transfer. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
1.	List of all loans that have been solicited.

2.	Report outlining where each loan is in the process, payments received, and payment received date. If the process has been completed then provide the new modification terms.

3.	Report providing which documents have been received and if incomplete, what is still missing. Will need copies of all documents received.

4.	Report outlining any loans that previously failed (no longer eligible for the HAMP program) or were turned down.

5.	Copies of any Treasury reporting A, B, C, and/or D.

6.	Latest IR2 Reporting

7.	List of any Hardest Hit Funds accounts, status on Opt-In and permissions

8.	List of any pending Mediations
In addition to the reports, the previous servicer will provide HAMP loan level data electronically on all loans to include Exhibits A, B, C & D required and conditional data as required under the US Treasury’s IR2 reporting requirements. The pre-transfer report needs to be provided as part of the preliminary data with the final report provided as defined under Delivery of Final Loan Level Data & Reports.
HAFA Requirements — Should reflect new MHA Timelines
The Previous Servicer must provide HAFA document and data requirements as posted in Supplemental Directive 09-09 on March 26, 2010.
A copy of each executed document must be provided based on document requirements outlined under section ‘Records and Files’. An electronic report in Excel format is required for each report
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

defined in this section. Each report in this section should be delivered as defined under Delivery of Final Loan Level Data & Reports.
Data Elements Required for HAFA Loans
1. Reporting based on HAFA letter being sent on a loan.
•	Each loan that did meet HAMP eligibility but did not fulfill HAMP obligations

•	Reason code/reason for HAMP fall out

•	Date Letter Sent

•	Type of HAFA Letter Sent (e.g. Solicitation Letter or SSA, RASS, ALT Rass, or DIL agreement)

•	If postpone foreclosure for the 14day solicitation letter, need date foreclosure postponed
2. Reporting based on response to HAFA letter.
•	Each loan that responded to the letter

•	Date responded to letter

•	Which alternative borrower agreed to fulfill (short sale and/or deed-in-lieu)

•	Executed documents received by Servicer(Y/N Flag)

•	Status of Request (e.g. Talked to borrower about alternatives, borrower is interested and documents sent but not received, documents sent by servicer, executed documents in mail, etc...)

•	Date foreclosure was postponed

•	Any completed request for Approval of Short Sale (RASS) or Alt Request for Approval of Short Sale (Alt Rass)
3. Treasury Reporting Requirements

Logical Data Element	Description
HAMP Registration Number	The unique identifier for the servicer participating in the HAMP program

HAMP Servicer Number	A unique identifier assigned to each servicer that is participating in the HAMP program

Servicer Loan Number	The unique identifier assigned to the loan by the lender that is servicing the loan for the first lien

GSE Servicer Number	The Fannie Mae or Freddie Mac unique servicer identifier

GSE Loan Number	A unique identifier assigned to each loan by a GSE

Investor Code	Owner of the Mortgage

Borrower Last Name

Borrower First Name

Borrower SSN

Co-Borrower Last name

Co-Borrower First Name

© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Co-Borrower SSN

Program Type/Campaign ID	A new program type that will identify campaign types. The unique identifier of a Loan Workout Campaign.

Submission Status	Status of loan data being submitted

Property Street Address

Property City

Property State

Property Zip Code

Date of original Note

Front Ratio Before Modification	The front-end DTI (principal, interest, taxes, insurance and association dues) housing ratio as of the HAMP modification evaluation.

Property usage type code	A code identifying the use by the borrower of the property

Loan Status type code	A code specifying whether the loan is in default, imminent default, or current status as of the HAMP modification evaluation.

Borrower execution date	This is the date that the borrower signed the SPO agreement or DIL agreement

Agreement issue Date	This is the date that the SPO agreement or the DIL agreement was issued

agreement experiation date	The expiration date of the SPO agreement or DIL agreement.

SPO or DIL reason code	A field identifying the reason for the borrower entering into a SPO or DIL transaction

SPO or DIL Reason date	For loans that do not qualify for a HAMP trial modification or the borrower declines a mod, this is the date that a trial mod was not offered to the borrower or was not accepted by the borrower. For a borrower who did not successfully complete a trial p
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Property List Price	At notification this is the original list price of the property. At extension or correction, it is the latest list price of the property as of the extension or correction. At loan set up, it is the ending list price of the property as of the transaction

Property Vacancy Date	The SPO agreement or DIL agreement will state the date by which the property must be cacated, which in no event will be less than 30 calendar days from expeiration day of the SPO agreement (or any exstension thereof) or the date of a separate DIL agreemen

Minimum net return to investor amount	The mimimum net return is the minimum acceptable net proceeds that the investor will accept from the transaction. The minimum net return must be reported as a dollar amount.

Mortgage insurance waiver approval indicator	For loans with MI coverage, this attribute indicates whether the MI provided delegations of authority to execute a SPO or DIL in accordance with the forreclosure alternative guidelines and waives any right to collect additional sums from the borrower.

UPB amount	The UPB of a loan as of the time of the SPO or DIL

Property sale or transaction amount	The sale or transfer price of the property.

Total Allowable Costs	The total allowable costs associated with selling the property that can be deducted from the gross sale price at closing. Allowable costs may include subordinate lien release amount, borrower relocation assistance, sales commission, closing costs for tax

Transaction Closing Date	the date on which the SPO or DIL transaction is closed

Subordinate Lien release reimbursement amount	The total amount of reimbursement paid by the ser4vicer to subordinate lien holder to secure release of subordinate lien. This amount may not exceed $3000

SPO or DIL cancellation reason code	A field indicating the reason why a SPO or DIL transaction was cancelled.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

Critical Cutoffs
a)	Outgoing Documentation
1)	Discontinue sending collection letters (e.g., NOI, etc.) after the goodbye letters are sent.

2)	Discontinue sending borrower solicitations for HAMP and other loss mitigation options after the goodbye letters are sent.

3)	Discontinue evaluation of loans through HAMP Waterfall & NPV to determine if qualify for HAMP trial or modifications offer 10 business days prior to Transfer Date

4)	Discontinue sending borrower and asset-based resolution agreements (e.g., loan modifications, payment plans, HAMP trials, short sales) 5 business days prior to Transfer Date.

5)	Generally speaking, new short-sale closing dates should not be set within 10 business days before or 14 business days after Transfer Date. In the event MetLife can get the money and close before the Transfer Date, the transaction may proceed. If the sale is at risk and sale date needs to be scheduled immediately following the transfer date, then MetLife will coordinate with Nationstar to facilitate the sale.
b)	Incoming Documentation / Agreement Execution
1)	All loss mitigation deals (short sales, modifications, payment plans) need to be executed no later than 5 business days prior to Transfer Date. It is critical that these activities are fully completed and reflected in Final Data Set. All agreements and supporting documentation must be imaged.
c)	Bankruptcy Activity
1)	Discontinue evaluating/decisioning loss mitigation options for BK borrowers 5 business days prior to Transfer Date.
d)	Valuations
1)	Discontinue ordering new valuations or setups 10 business days of prior to Transfer Date.
© 2008 Nationstar Mortgage LLC. “The information within this document is confidential and provided solely for the internal use of Nationstar Mortgage LLC. This document is an intellectual property of Nationstar Mortgage LLC, and is protected under copyright laws of the United States. This material should not be released to any third party supplier without the Previous written approval Nationstar Mortgage LLC.”

EXHIBIT B
LIMITED POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that Nationstar Mortgage LLC in order to carry out the intent and purposes of that certain Servicing Agreement (“Agreement”) executed _____________ between Nationstar Mortgage LLC and ____________________ (“Owner”), and in accordance with the provisions of said Agreement, does hereby appoint Nationstar Mortgage LLC and any of its affiliates, and the officers, employees and agents of each (“NSM”), as its true and lawful attorney-in-fact, with full power of substitution:
     a. to endorse the name of ___________________, without recourse, upon any and all notes, checks, drafts or other instruments and vehicles of the payment of money received or to be received by or on behalf of NSM in payment of or on any Mortgage Loan serviced by NSM or insurance proceeds resulting from any insurance on the Mortgaged Property, and to take any and all action necessary to perfect the interest of Owner in any Mortgaged Loan serviced by NSM pursuant to the Agreement;
     b. to endorse or cause to be endorsed any security instrument, assignment, release (full or partial) or any other documents necessary to establish and protect all rights, title and interest of Owner in, to and under such Mortgage Loan, including, but not limited to foreclosure proceedings;
     c. to take such other action as may be deemed desirable by NSM or as may be necessary to service the Mortgage Loan in accordance with Applicable Requirements.
     Third parties without actual notice may rely upon the power granted under this Limited Power of Attorney upon the exercise of such power of the Attorney-in-fact that all conditions precedent to such exercise of power have been satisfied and that this Limited Power of Attorney has not been revoked unless an instrument of revocation has been recorded.
     This Limited Power of Attorney, and all authority granted hereunder, shall be in full force and effect until either (i) terminated in writing by Owner or (ii) without further action by Owner automatically upon the termination in full of the Agreement.
     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the above referenced Agreement.
     This Limited Power of Attorney shall be binding upon Owner and its successors and assigns, and shall inure to the benefit of NSM, and its successors and assigns.

     IN WITNESS WHEREOF, Owner has caused its name to be subscribed hereto by its authorized officer and its seal is to be affixed by its Secretary, this _______ day of ________, 20_.

Signed and Acknowledged	Owner

In the presence of the following witnesses:

Witness	Authorized Officer

Witness	Secretary
STATE OF _______________
COUNTY OF ______________
     Subscribed and acknowledged before me, a Notary Public in and for said county and state this _______ day of __________, 20__ by _____________________, an authorized officer of Owner and attested by ___________________, Secretary of Owner.

Notary Public

EXHIBIT C
LIST OF OWNER REPORTS
This exhibit contains a listing of owner reports furnished by the sub-servicer. Individual specifications and requirements to each report are contained within their respective service-level agreement.
Data & Reporting SLA
•	Overall Portfolio

•	Delinquency

•	Call Processing

•	Accessibility

•	Customer Call Reasons

•	Collections

•	Customer Complaints & Metrics

•	Foreclosure
o	Summary & Additions/Removals

o	Timelines & Timeline Exceptions

o	Productivity & Delays

o	Projections

o	Metrics

o	Foreclosure Employee Statistics

o	Foreclosures by State
•	Bankruptcy
o	Summary

o	Bankruptcy by Chapter

o	Filings

o	Performance

o	Bankruptcy Employee Statistics

o	Bankruptcy by State
•	Loss Mitigation
o	Summary

o	Workouts

o	Timelines

o	Loss Mitigation by State

o	Loss Mitigation Employee Statistics

•	Roll Rates
•	REO
o	Summary

o	Inventory

o	Timeline

o	Cost

o	Metrics

o	REO Employee Statistics
Servicing Standards SLA
•	Service-Level Target Report Card
Litigation SLA
•	Litigation Report
Accounting SLA
•	Advances Summary via Reporting Package

•	LSAMS 11710D

•	Nationstar Servicing Book

•	SR410UR-02 & Supplemental Reporting Package

•	SRV105C — 01

•	SRV510C-01 (Daily Transaction Journal)

•	SRV410UR-03 Cutoff Trans Journal

•	Investor Reporting Package

•	SRV403C

•	Servicing Book

•	SRVMLD

•	SRVDSR

•	SRVCHGV

•	Additional File

•	FTB_FnmaFas 140*

•	FTB-RecourseLoansInvLntySummReport*

•	FTB-01ProgAnalSumm*

•	Graybar Reports*

•	FTB-Inv163Summ*

•	FTBank Zip File (CPI Download) S5VT & FTBANK09 Access Files*

•	Allen Report*

•	SRV111C-01 and SRV120C-01

•	T30L*

•	FTB — Servicefeeaccrual_Excel*

•	FTB — PendingSales-Servicefeeaccrual_Excel*

•	FTB — AccruedLateCharges_Excel*

•	CPI Extract for Bancware — BWCPI.txt created in job FCM4803M*

•	S51Z, RC-C, RC-P, RC-S*

•	Loans Held for Sale and Portfolio Loans — RC-C Memo*

•	FH Subservicing Portfolio Walkforward*

•	FTB_S214*

•	FTB_S215*

•	List of Excess Service Fees*

•	FTB_T691P1_BONY.xls*

•	FNMA Guaranty Fees*

•	BONY Credit Losses Summary*

•	Denked Loans — Report & Journal Voucher*

•	Loss Ana Reclass*

•	Low balance Buyouts*

•	SAS 70 Type 2 Report

•	GL Interface File

•	Daily Trial Balance — SRV581C-01 & SRV581C-04

•	Monthly Interest Accrual and Specifications — SRV120C-01

•	EOM Trial Balance

*	Reports to be renamed when produced by Nationstar

Exhibit D

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
1	041	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	NA	08/31/11	SM
2	042	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	NA	08/31/11	SM
3	044	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	NA	08/31/11	SM
4	045	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	NA	08/31/11	SM
5	047	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	NA	08/01/11	SM
6	050	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	NA	07/01/11	SM
7	051	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	08/31/11	SM
8	052	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	NA	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	08/31/11	SM
9	086	[*]	Kathy	Private A/A	139	EOM	NA	1 BD	FTP	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	A/A	1 BD after cutoff	NA	1st BD after cutoff	Draft	NA	NA	NA	NA	[*]	07/01/11	KO
10	087	[*]	Kathy	Private A/A	139	EOM	NA	1 BD	FTP	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	A/A	1 BD after cutoff	NA	1st BD after cutoff	Draft	NA	NA	NA	NA	[*]	07/01/11	KO
11	090	[*]	Kathy	Private A/A	139	EOM	NA	1 BD	FTP	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	A/A	1 BD after cutoff	NA	1st BD after cutoff	Draft	NA	NA	NA	NA	[*]	07/01/11	KO
12	091	[*]	Kathy	Private A/A	139	EOM	NA	1 BD	FTP	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	A/A	1 BD after cutoff	NA	1st BD after cutoff	Draft	NA	NA	NA	NA	[*]	07/01/11	KO
13	093	[*]	Kathy	Private A/A	139	EOM	NA	1 BD	FTP	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	A/A	1 BD after cutoff	NA	1st BD after cutoff	Draft	NA	NA	NA	NA	[*]	07/01/11	KO
14	095	[*]	Kathy	Private A/A	139	EOM	NA	1 BD	FTP	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	A/A	1 BD after cutoff	NA	1st BD after cutoff	Draft	NA	NA	NA	NA	[*]	07/01/11	KO
15	096	[*]	Kathy	Private A/A	139	EOM	NA	1 BD	FTP	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	A/A	1 BD after cutoff	NA	1st BD after cutoff	Draft	NA	NA	NA	NA	[*]	07/01/11	KO
16	160	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	08/31/11	SM
17	161	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	08/31/11	SM
18	163	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	07/01/11	SM
19	164	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	08/31/11	SM
20	165	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	08/31/11	SM
21	166	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	07/01/11	SM
22	167	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	07/01/11	SM
23	168	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	07/01/11	SM
24	169	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	07/01/11	SM
25	170	[*]	NA	Warehouse	139	EOM	NA	NA	Interface	NA	[ * ]	GL	Interface	NA	NA	NA	NA	NA	NA	NA	[*]	07/01/11	SM
26	199	[*]	Kathy	Warehouse	139	EOM	NA	NA	NA	NA	[ * ]	A/A	1 BD after cutoff	25th	NA	Wire	NA	NA	[*]	NA	[*]	07/01/11	KO
27	211	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[ * ]	S/S	15th	NA	5 BD	wire	NA	NA	[*]	NA	[*]	08/01/11	DG
28	216	[*]	Twyla	Private A/A	139	EOM	NA	2 BD	Secured E-mail	Email Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	[ * ]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	NA	E-mail reports as text files	08/01/11	TUW
29	217	[*]	Twyla	Private A/A	139	EOM	15th	2 BD	Secured E-mail	E-mail SRV510C-01 as text file	[ * ]	A/A	2 BD after cutoff	2 BD	2 BD	Wire	NA	NA	[*]	NA	[*]	08/01/11	TUW
30	222	[*]	Twyla	Private A/A	253	20th	NA	5 BD	FedEx & Upload	Email Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06. Upload eRoom form to website.	[ * ]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	87a spreadsheet	[*]	07/21/11	TUW
31	254	[*]	Twyla	Private A/A	PAR	20th	NA	5 BD	Reg Mail	SR410UR-02, SR410UR-03	[ * ]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/21/11	TUW

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
32	286	[*]	Twyla	Private A/A	139	20th	NA	5 BD	Reg Mail	SR410UR-02, SR410UR-03	[*]	A/A	5 BD after cutoff	NA	5 BD	Check	NA	NA	[*]	NA	[*]	07/21/11	TUW
33	290	[*]	Rich	Private A/A	139	EOM	NA	NA	NA	Use SR410UR-03 for remittance but no file is sent - add collections to main reporting file	[*]	A/A	5 BD after cutoff	NA	Daily	Wire	NA	Yes	[*]	NA	[*]	08/01/11	RE
34	291	[*]	Rich	Private A/A	139	EOM	NA	NA	NA	Use SR410UR-03 for remittance but no file is sent - add collections to main reporting file	[*]	A/A	5 BD after cutoff	NA	Daily	Wire	NA	Yes	NA	NA	[*]	08/01/11	RE
35	292	[*]	Rich	Private A/A	139	EOM	NA	NA	NA	Use SR410UR-03 for remittance but no file is sent - add collections to main reporting file	[*]	A/A	5 BD after cutoff	NA	Daily	Wire	NA	Yes	NA	NA	[*]	08/01/11	RE
36	293	[*]	Rich	Private A/A	139	EOM	NA	NA	NA	Use SR410UR-03 for remittance but no file is sent - add collections to main reporting file	[*]	A/A	5 BD after cutoff	NA	Daily	Wire	NA	Yes	NA	NA	[*]	08/01/11	RE
37	294	[*]	Rich	Private A/A	139	EOM	NA	Na	NA	Use SR410UR-03 for remittance but no file is sent - add collections to main reporting file	[*]	A/A	5 BD after cutoff	NA	Daily	Wire	NA	Yes	NA	NA	[*]	08/01/11	RE
38	301	[*]	Twyla	Private A/A	303	15th	NA	5 BD	FedEx	SR410UR-02, SR410UR-03	[*]	A/A	5 BD after cutoff	NA	2 BD	Check	NA	NA	NA	NA	[*]	07/18/11	TUW
39	305	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	na	2 BD	Draft	NA	Yes	NA	NA	[*]	08/01/11	RE
40	306	[*]	Twyla	Private A/A	303	17th	NA	5 BD	Secured E-mail	SR410UR-02, SR410UR-03 as text files	[*]	A/A	5 BD after cutoff	NA	2 BD	Wire	NA	NA	NA	NA	[*]	07/21/11	TUW
41	307	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Reg Mail	SR410UR-02, SR410UR-03	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW
42	308	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Draft	NA	NA	[*]	NA	[*]	08/01/11	RE
43	309	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
44	310	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	NA	[*]	NA	[*]	08/01/11	DG
45	311	[*]	Rich	Private S/S	660	EOM	NA	5 BD	FedEx	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th		2 BD	Wire	NA	NA	[*]	NA	[*]	08/01/11	RE
46	314	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18TH	NA	Remit with monthly remittance	Draft	NA	Yes	[*]	NA	NA	08/01/11	RE
47	330	[*]	Daniel	Private s/s	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	NA	08/01/11	DG

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
48	332	[*]	Daniel	Private s/s	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	Liquidations Made whole with 3rd party adv , SCRA deducted from Bottom Line	NA	[*]	08/01/11	DG
49	333	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	Liquidations Made whole with 3rd party adv ,	NA	[*]	08/01/11	DG
50	335	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA		Draft	NA	Yes	Customized reporting spreadsheet per Inv	NA	[*]	08/01/11	RE
51	336	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	Liquidations Made whole with 3rd party adv ,	NA	[*]	08/01/11	DG
52	342	[*]	Rich	Private S/S	580	15th	NA	5 BD	FedEx	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	20th	NA	2 BD	Wire	NA	NA	System reports sent, no spreadsheet	NA	[*]	07/18/11	RE
53	350	[*]	Rich	Private A/A	139	EOM	NA	15th Calendar Day	Secured E-mail	NSM xls spreadsheet	[*]	A/A	24th	NA	Remit with monthly remittance	Wire	NA	NA	NA	NA	[*]	08/01/11	RE
54	351	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Daily, Fax 62E by 11 am	Draft P&I account	NA	Yes	NA	NA	[*]	08/01/11	RE
55	353	[*]	Rich	Private s/s	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	DRAFT P&I account	NA	Yes	NA	NA	[*]	08/01/11	RE
56	362	[*]	Twyla	Private A/A	303	EOM	15th	15th 1 BD and EOM due same day billing is received	Secured E-mail	See investor comments	[*]	A/A	15th cutoff due 15th, EOM due 10th of month	NA	1 BD	Wire	NA	NA	NA	NA	[*]	08/01/11	TUW
57	365	[*]	Twyla	Private A/A	303	20th	NA	5 BD	Reg Mail	SR410UR-02, SR410UR-03	[*]	A/A	5 BD after cutoff	NA	5 BD	Check	NA	NA	[*]	NA	[*]	07/21/11	TUW
58	370	[*]	Twyla	Private A/A	139	EOM	NA	5th Calendar Day	Secured E-mail	E-mail SR410UR-02, SR410UR-03, SR410UR-05, and SR410UR-06 as text files; also export into Excel spreadsheet with each report on separed tab and include with email	[*]	A/A	20th Calendar Day	NA	1 BD	wire	NA	Yes	[*]	NA	[*]	08/01/11	TUW
59	377	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Secured E-mail	E-mail SR410UR-02 and SR410UR-03 as text files	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
60	378	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
61	379	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
62	381	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
63	383	[*]	Rich	Private S/S	540	EOM	NA	5 BD	Secured E-mail & FedEx	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	RE
64	384	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
65	385	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
66	387	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
67	391	[*]	Twyla	Private A/A	303	18th	NA	5 BD	Secured E-mail	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/21/11	TUW
68	393	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
69	394	[*]	Twyla	Private A/A	139	16th	NA	2 BD	Secured E-mail	Email Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	NA	NA	E-mail reports as text files	07/21/11	TUW
70	395	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Reg Mail	E-mail SR410UR-02 & SR410UR-03 as text files	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	[*]	NA	07/18/11	TUW
71	396	[*]	Twyla	Private A/A	303	15th	NA	5 BD	FedEx	SR410UR-02, SR410UR-03	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	[*]	[*]	07/18/11	TUW
72	397	[*]	Twyla	Private A/A	303	15th	NA	2 BD	FedEx	SR410UR-02, SR410UR-03	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	[*]	[*]	07/18/11	TUW
73	399	[*]	Daniel	Private s/s	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
74	400	[*]	Daniel	Private s/s	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Combined wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
75	401	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	20th	NA	Wire 2nd bus day, complete liquidation sched form 4009, email form	Draft	NA	NA	[*]	NA	[*]	08/01/11	RE

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
76	402	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	NA	NA	[*]	08/01/11	RE
77	403	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Draft	NA	Yes	NA	NA	NA	08/01/11	RE
78	404	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Draft	NA	Yes	NA	NA	NA	08/01/11	RE
79	406	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	NA	NA	NA	08/01/11	RE
80	407	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	NA	NA	NA	08/01/11	RE
81	408	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	NA	NA	NA	08/01/11	RE
82	409	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	NA	NA	NA	08/01/11	RE
83	416	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level nsm sch/sch xls file and RMBS file	[*]	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
84	417	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level nsm sch/sch xls file and RMBS file	[*]	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
85	418	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level nsm sch/sch xls file and RMBS file	[*]	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
86	420	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level nsm sch/sch xls file and RMBS file	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
87	421	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level nsm sch/sch xls file and RMBS file	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
88	422	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level nsm sch/sch xls file and RMBS file	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
89	423	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level sch/sch file and RMBS file	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
90	424	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level sch/sch file and RMBS file	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
91	425	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level sch/sch file and RMBS file	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
92	426	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	Loan level sch/sch file and RMBS file	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	Deals can be collapsed by Servicer; Monthly reporting file is converted to 2 DBF4 files; SEE EXHIBIT A BONY	07/18/11	JCP
93	427	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
94	428	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
95	429	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
96	430	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
97	436	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
98	437	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
99	438	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
100	439	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
101	440	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
102	441	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
103	442	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
104	443	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
105	444	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
106	445	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
107	446	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
108	447	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
109	448	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
110	449	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
111	450	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
112	460	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
113	472	[*]	Daniel	Private s/s	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
114	473	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
115	474	[*]	Twyla	Private A/A	303	15th	NA	2 BD	Secured E-mail & FedEx	Secured email w/breakdown spreadsheet; fedex SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	[*]	NA	07/18/11	TUW
116	476	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
117	477	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	NA	[*]	[*]	[*]	08/01/11	DG
118	478	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
119	479	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	NA	[*]	[*]	[*]	08/01/11	DG

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
120	481	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
121	483	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
122	484	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
123	485	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
124	486	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
125	487	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
126	488	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
127	489	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, xls spreadsheet, S50Y, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
128	490	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
129	491	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
130	492	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
131	493	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
132	494	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
133	495	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
134	496	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
135	497	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
136	498	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
137	499	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
138	500	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
139	502	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
140	503	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
141	504	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
142	505	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
143	506	[*]	Twyla	Private A/A	139	20th	NA	2 BD	Secured E-mail	SR410UR-02 & SR410UR-03 as text files	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	[*]	[*]	07/21/11	TUW
144	508	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
145	509	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
146	510	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
147	512	[*]	Twyla	Private A/A	139	20th	NA	5 BD	Reg Mail	SR410UR-02 & SR410UR-03	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	[*]	[*]	07/21/11	TUW
148	519	[*]	Twyla	Private A/A	139	20th	NA	5 BD	Secured E-mail/Reg Mail	SR410UR-02 & SR410UR-03 uploaded as txt files; See special requirements for email details	[*]	A/A	5 BD after cutoff	NA	5 BD	Check	NA	Yes	[*]	[*]	[*]	07/21/11	TUW
149	525	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
150	526	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
151	527	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
152	529	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
153	531	[*]	Rich	private s/s	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
154	537	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
155	538	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
156	540	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
157	541	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
158	544	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
159	551	[*]	Twyla	Private A/A	303	20th	NA	5 BD	Reg Mail	SR410UR-02 & SR410UR-03	NA	A/A	5 BD after cutoff	NA	5 BD	Check	NA	NA	[*]	[*]	[*]	07/21/11	TUW
160	562	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
161	563	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
162	564	[*]	Daniel	Private A/A	139	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	A/A	18th	NA	Remit with monthly remittance	Wire, combined wire 564 & 565	NA	Yes	[*]	[*]	[*]	08/01/11	DG
163	565	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire, combined wire 564 & 565	NA	Yes	[*]	[*]	[*]	08/01/11	DG
164	567	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
165	569	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
166	571	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	NA	[*]	08/01/11	RE
167	572	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	NA	[*]	08/01/11	RE
168	574	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
169	577	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
170	580	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
171	583	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
172	584	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
173	587	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
174	588	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
175	590	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	All Categories go in one file to Investor.	NA	[*]	08/01/11	DG
176	592	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
177	593	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
178	594	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
179	595	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
180	596	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
181	597	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
182	598	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
183	599	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	NA	NA	[*]	08/01/11	RE
184	600	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	2 BD	Wire	NA	NA	NA	NA	[*]	08/01/11	RE
185	601	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	2 BD	Wire	NA	NA	NA	NA	[*]	08/01/11	RE
186	602	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	NA	[*]	NA	[*]	08/01/11	RE
187	603	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	NA	[*]	NA	[*]	08/01/11	RE
188	604	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
189	606	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
190	607	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
191	608	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
192	609	[*]	Daniel	Private A/A	139	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
193	613	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
194	616	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
195	617	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
196	618	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
197	619	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
198	620	[*]	Rich	Private A/A	139	EOM	NA	Prelim worksheet due on 2nd BD. Full report due on 8th BD	Upload	Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	[*]	A/A	15th	na	Remit with monthly remittance	15th	NA	NA	[*]	NA	[*]	08/01/11	RE
199	621	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
200	622	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
201	623	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
202	629	[*]	Daniel	Private A/A	139	EOM	NA	5 BD	Secured E-mail	Actual/Actual NSM excel file.	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
203	631	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
204	635	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	DG
205	637	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
206	642	[*]	Daniel	Private S/S	660	EOM	NA	NA	NA	NA	[*]	NA	NA	NA	NA	NA	NA	NA	[*]	[*]	[*]	08/01/11	DG
207	645	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
208	646	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
209	647	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
210	650	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
211	651	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	PPIS (prepaid interest shortfall); RMBS file due w/reporting file; FTB loss / gain file; track gains; Excess service fee stripped daily and wired to FTB acct; SEE EXHIBIT A BONY	[*]	[*]	07/18/11	JCP

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
212	652	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	PPIS (prepaid interest shortfall); RMBS file due w/reporting file; FTB loss / gain file; track gains; Excess service fee stripped daily and wired to FTB acct; SEE EXHIBIT A BONY	[*]	[*]	07/18/11	JCP
213	653	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
214	656	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
215	657	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
216	658	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
217	659	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
218	660	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
219	661	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
220	662	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
221	663	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
222	665	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
223	666	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
224	667	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
225	668	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
226	669	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
227	670	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
228	671	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
229	672	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
230	673	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
231	674	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
232	675	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
233	676	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
234	677	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
235	678	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
236	679	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
237	680	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
238	681	[*]	Twyla	Private A/A	253	EOM	10th	5 BD	Interim & EOM NDC call; EOM FedEx	Express mail Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	NA	A/A	2 BD after cutoff	10th	2 BD	NDC Call	800-944-2020 before 2p CST	NA	[*]	[*]	[*]	08/01/11	TUW
239	682	[*]	Twyla	Private A/A	253	EOM	10th	5 BD	Interim & EOM NDC call; EOM FedEx	Express mail Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	NA	A/A	2 BD after cutoff	10th	2 BD	NDC Call	800-944-2020 before 2p CST	NA	[*]	[*]	[*]	08/01/11	TUW
240	684	[*]	Twyla	Private A/A	253	EOM	10th	5 BD	Interim & EOM NDC call; EOM FedEx	Express mail Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	NA	A/A	2 BD after cutoff	10th	2 BD	NDC Call	800-944-2020 before 2p CST	NA	[*]	[*]	[*]	08/01/11	TUW
241	685	[*]	Twyla	Private A/A	253	EOM	10th	5 BD	Interim & EOM NDC call; EOM FedEx	Express mail Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	NA	A/A	2 BD after cutoff	10th	2 BD	NDC Call	800-944-2020 before 2p CST	NA	[*]	[*]	[*]	08/01/11	TUW
242	686	[*]	Twyla	Private A/A	253	EOM	10th	5 BD	Interim & EOM NDC call; EOM FedEx	Express mail Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	NA	A/A	2 BD after cutoff	10th	2 BD	NDC Call	800-944-2020 before 2p CST	NA	[*]	[*]	[*]	08/01/11	TUW
243	689	[*]	Daniel	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	DG
244	690	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
245	691	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
246	695	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	Yes	NA	[*]	[*]	08/01/11	RE
247	696	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	Yes	NA	[*]	[*]	08/01/11	RE
248	698	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	Yes	NA	[*]	[*]	08/01/11	RE

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
249	699	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
250	700	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	Yes	[*]	[*]	[*]	08/01/11	RE
251	703	[*]	Rich	Private S/S	660	EOM	NA	1 BD	Transmission	E-mail Form 2305 by 1st bus day	[*]	S/S	18th	NA	Daily wire, due 5th BD, E mail spreadsheet by 12pm day after payoff date. (1st bus. Day)	18th Draft, PIF wire	PIF’s report to: https://www.gmacrfc.com/ftw	NA	[*]	[*]	[*]	08/01/11	RE
252	708	[*]	Rich	Private S/S	660	20th	NA	5 BD	Upload & image NSM Summary 2010 Page	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	15th	NA	2 BD	Wire	NA	Yes	NA	[*]	[*]	07/21/11	RE
253	709	[*]	Kathy	Private A/A	139	EOM	10th	5th Calendar Day ( we send 1 BD)	FedEx	Email Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	[*]	A/A	5 BD after cutoff	10th	5 BD	Draft NDC	https://texnet.cpa.state.tx.us/ TXN_StartPage.asp	Yes	[*]	I:\FHHL RELEASE 2011\Cutoff Reports - Pre Transfer\Private Actual Actual\Inv 709 VLB\04-30-2011 VLB 709 xlw.xls	[*]	08/01/11	KO
254	718	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	NA	Remit with monthly remittance	Draft P&I account	NA	Yes	[*]	NA	[*]	08/01/11	RE
255	730	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Upload	NSM xls spreadsheet	[*]	S/S	18th	na	Remit with monthly remittance	Wire	NA	Yes	[*]	NA	[*]	08/01/11	RE
256	851	[*]	NA	Default	139	EOM	NA	NA	NA		NA	NA	NA	NA	NA	NA	NA	NA	[*]	NA	[*]	07/18/11	SM
257	855	[*]	NA	Default	139	EOM	NA	NA	NA		NA	NA	NA	NA	NA	NA	NA	NA	[*]	NA	[*]	08/01/11	SM
258	857	[*]	NA	Default	139	EOM	NA	NA	NA		NA	NA	NA	NA	NA	NA	NA	NA	[*]	NA	[*]	08/31/11	SM
259	865	[*]	NA	Default	139	EOM	NA	NA	NA		NA	NA	NA	NA	NA	NA	NA	NA	[*]	NA	[*]	07/18/11	SM
260	866	[*]	NA	Default	139	EOM	NA	NA	NA		NA	NA	NA	NA	NA	NA	NA	NA	[*]	NA	[*]	08/01/11	SM
261	B42	[*]	Twyla	Private A/A	303	15th	NA	2 BD	Reg mail	SR410UR-02, SR410UR-03	NA	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW
262	B46	[*]	Twyla	Private A/A	303	17th	NA	5 BD	Secured E-mail	SR410UR-02 & SR410UR-03 as text files	[*]	A/A	5 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	NA	[*]	07/21/11	TUW
263	B49	[*]	Twyla	Private A/A	303	15th	NA	2 BD	Reg Mail	SR410UR-02, SR410UR-03	NA	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW
264	B52	[*]	Twyla	Private A/A	254	15th	NA	2 BD	Secured E-mail & Upload	upload SR410UR-02 & SR410UR-03 as text files; See special requirements for email details	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	Yes	[*]	NA	[*]	07/18/11	TUW
265	B62	[*]	Twyla	Private A/A	303	17th	NA	5 BD	Secured E-mail	SR410UR-02 & SR410UR-03 as text files	[*]	A/A	5 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	NA	[*]	07/21/11	TUW
266	B64	[*]	Twyla	Private A/A	139	10th	NA	5 BD	Reg Mail	SR410UR-02, SR410UR-03	[*]	A/A	5 BD after cutoff	NA	5 BD	Check	NA	NA	[*]	NA	[*]	07/11/11	TUW
267	B80	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Reg Mail	SR410UR-02, SR410UR-03	NA	A/A	5 BD after cutoff	NA	5 BD	Check	NA	NA	[*]	NA	[*]	07/18/11	TUW

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
268	B84	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Secured E-mail	See special comments for email details	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW
269	B86	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Secured E-mail	See special comments for email details	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW
270	B88	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Secured E-mail	See special comments for email details	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW
271	B89	[*]	Twyla	Private A/A	303	15th	NA	5 BD	Secured E-mail	See special comments for email details	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/18/11	TUW
272	B95	[*]	Twyla	Private A/A	139	EOM	NA	2 BD	Secured E-mail	SR410UR-02 & SR410UR-03 as text files	[*]	A/A	2 BD after cutoff	Weekly on Monday	2 BD	Wire	NA	Yes	[*]	NA	[*]	08/01/11	TUW
273	F26	[*]	Twyla	Private A/A	303	EOM	NA	2 BD	Secured E-mail	Email Actual/Actual NSM excel file and text files SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06.	[*]	A/A	2 BD after cutoff	Weekly on Friday	2 BD	Wire	NA	NA	[*]	Wire breakdown form	[*]	08/01/11	TUW
274	F32	[*]	Rich	Private S/S	660	EOM	NA	5 BD	Secured E-mail	NSM xls spreadsheet	[*]	S/S	18th	NA	4th BD Wire, Form 3421, e mail to Elaine Seavers	Draft	NA	NA	[*]	NA	[*]	08/01/11	RE
275	F42	[*]	Twyla	Private A/A	303	20th	NA	2 BD	Upload	SR410UR-02 & SR410UR-03 as text files	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	NA	[*]	NA	[*]	07/21/11	TUW
276	F43	[*]	Twyla	Private A/A	303	18th	NA	5 BD	Secured E-mail/Reg mail	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/21/11	TUW
277	F44	[*]	Twyla	Private A/A	303	18th	NA	5 BD	Secured E-mail	email SR410UR-02 & SR410UR-03 as text files	[*]	A/A	5 BD after cutoff	NA	5 BD	Wire	NA	NA	[*]	NA	[*]	07/21/11	TUW
278	F45	[*]	Twyla	Private A/A	303	20th	NA	2 BD	Reg Mail	SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	A/A	2 BD after cutoff	NA	2 BD	Check	NA	NA	[*]	NA	[*]	07/21/11	TUW
279	H50	[*]	Twyla	Private A/A	139	15th	NA	2 BD	Secured E-mail	upload SR410UR-02 & SR410UR-03 as text files; See special requirements for email details	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	Yes	[*]	NA	[*]	07/18/11	TUW
280	H65	[*]	Twyla	Private A/A	139	10th	NA	2 BD	FedEx & Secured Email	upload SR410UR-02 & SR410UR-03 as text files; See special requirements for email details	[*]	A/A	2 BD after cutoff	NA	2 BD	Wire	NA	Yes	[*]	[*]	[*]	07/11/11	TUW
281	H73	[*]	Rich	Private S/S	580	15th	NA	5 BD	FedEx	Scheduled/Scheduled NSM excel File, & text file for SR410UR-02, SR410UR-03, SR410UR-05, SR410UR-06	[*]	S/S	20th	NA	2 BD	Wire	NA	NA	[*]	[*]	[*]	07/18/11	RE
282	V01	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
283	V02	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
284	V03	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
285	V04	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
286	V05	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
287	V06	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
288	V07	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
289	V08	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
290	V09	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
291	V10	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
292	V11	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
293	V12	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
294	V13	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
295	V14	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
296	V15	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
297	V16	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
298	V17	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
299	V18	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
300	V19	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
301	V20	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
302	V21	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
303	V22	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
304	V23	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
305	V24	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
306	V25	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
307	V26	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP

*	[Confidential treatment requested]

A	C	D	E	F	G	H	I	J	L		M	N	O	Q	R	S	T		U	V	W	Z	AA
																Remit
								Cutoff						Interim		Method					Investor
		Investor			Recon		Interim	Due To	Reporting	Report	Reporting Website	Remittance	Monthly	Remit	PIF Remit	Check / Wire /	Remittance	Letter Custodial	Special	Investor	Reporting	Transfer	Analyst
#	Inv	Name	Acct Rep	Group	Method	Cutoff	Cutoff Date	INV	Method	Package	or Email Address	Type	Remittance Due	Date	Due	Draft	Website / Call	Agreement	Requirements	Forms	Comments	Date	Confirmation
308	V27	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
309	V28	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
310	V29	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
311	V30	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
312	V31	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
313	V32	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	[*]	[*]	07/18/11	JCP
314	V33	[*]	Jasmine	Private S/S	660	15th	NA	3 BD	Secured E-mail	dbf format, NSM sch/sch xls spreadsheet, RMBS	SEE TAB EXHIBIT A BONY	S/S	24th	NA	Monthly w/disb	Wire	NA	NA	[*]	Modification certificate; SCRA certificate; Loss certificate; Officer Certificate of Authorized Signers; Monthly summary of excess service fee remitted	[*]	07/18/11	JCP
315		[*]																	[*]			08/31/11

*	[Confidential treatment requested]

Exhibit E
[*]

*	[Confidential Treatment Requested]

Schedule A-2 to Reg AB Addendum
FHASI/FHAMS Securitizations

INV #	Close Date	Name	Trustee	Master Servicer
673	February 1, 2006	FHAMS 2006-AA1	The Bank of New York Mellon	FTBNA
674	February 1, 2006	FHAMS 2006-FA1	The Bank of New York Mellon	FTBNA
673	February 1, 2006	FHAMS 2006-AA1	The Bank of New York Mellon	FTBNA
674	February 1, 2006	FHAMS 2006-FA1	The Bank of New York Mellon	FTBNA
675	March 1, 2006	FHAMS 2006-AA2	The Bank of New York Mellon	FTBNA
676	March 1, 2006	FHAMS 2006-FA2	The Bank of New York Mellon	FTBNA
678	March 1, 2006	FHASI 2006-1	The Bank of New York Mellon	FTBNA
677	March 1, 2006	FHASI 2006-AR1	The Bank of New York Mellon	FTBNA
675	March 1, 2006	FHAMS 2006-AA2	The Bank of New York Mellon	FTBNA
676	March 1, 2006	FHAMS 2006-FA2	The Bank of New York Mellon	FTBNA
678	March 1, 2006	FHASI 2006-1	The Bank of New York Mellon	FTBNA
677	March 1, 2006	FHASI 2006-AR1	The Bank of New York Mellon	FTBNA
679	May 1, 2006	FHAMS 2006-AA3	The Bank of New York Mellon	FTBNA
680	May 1, 2006	FHAMS 2006-FA3	The Bank of New York Mellon	FTBNA
679	May 1, 2006	FHAMS 2006-AA3	The Bank of New York Mellon	FTBNA
680	May 1, 2006	FHAMS 2006-FA3	The Bank of New York Mellon	FTBNA
V01	June 1, 2006	FHAMS 2006-AA4	The Bank of New York Mellon	FTBNA
V02	June 1, 2006	FHAMS 2006-FA4	The Bank of New York Mellon	FTBNA
V04	June 1, 2006	FHASI 2006-2	The Bank of New York Mellon	FTBNA
V03	June 1, 2006	FHASI 2006-AR2	The Bank of New York Mellon	FTBNA
V01	June 1, 2006	FHAMS 2006-AA4	The Bank of New York Mellon	FTBNA
V02	June 1, 2006	FHAMS 2006-FA4	The Bank of New York Mellon	FTBNA
V04	June 1, 2006	FHASI 2006-2	The Bank of New York Mellon	FTBNA
V03	June 1, 2006	FHASI 2006-AR2	The Bank of New York Mellon	FTBNA
V05	July 1, 2006	FHAMS 2006-AA5	The Bank of New York Mellon	FTBNA
V06	July 1, 2006	FHAMS 2006-FA5	The Bank of New York Mellon	FTBNA
V05	July 1, 2006	FHAMS 2006-AA5	The Bank of New York Mellon	FTBNA
V06	July 1, 2006	FHAMS 2006-FA5	The Bank of New York Mellon	FTBNA
v09	September 1, 2006	FHAMS 2006-AA6	The Bank of New York Mellon	FTBNA
v07	September 1, 2006	FHAMS 2006-FA6	The Bank of New York Mellon	FTBNA
v08	September 1, 2006	FHASI 2006-3	The Bank of New York Mellon	FTBNA

Schedule A-2 to Reg AB Addendum
FHASI/FHAMS Securitizations

INV #	Close Date	Name	Trustee	Master Servicer
v10	September 1, 2006	FHASI 2006-AR3	The Bank of New York Mellon	FTBNA
v09	September 1, 2006	FHAMS 2006-AA6	The Bank of New York Mellon	FTBNA
v07	September 1, 2006	FHAMS 2006-FA6	The Bank of New York Mellon	FTBNA
v08	September 1, 2006	FHASI 2006-3	The Bank of New York Mellon	FTBNA
v10	September 1, 2006	FHASI 2006-AR3	The Bank of New York Mellon	FTBNA
v11	October 1, 2006	FHAMS 2006-FA7	The Bank of New York Mellon	FTBNA
v11	October 1, 2006	FHAMS 2006-FA7	The Bank of New York Mellon	FTBNA
v12	November 1, 2006	FHAMS 2006-AA7	The Bank of New York Mellon	FTBNA
v12	November 1, 2006	FHAMS 2006-AA7	The Bank of New York Mellon	FTBNA
V14	December 1, 2006	FHAMS 2006-AA8	The Bank of New York Mellon	FTBNA
V15	December 1, 2006	FHAMS 2006-FA8	The Bank of New York Mellon	FTBNA
V13	December 1, 2006	FHASI 2006-4	The Bank of New York Mellon	FTBNA
V16	December 1, 2006	FHASI 2006-AR4	The Bank of New York Mellon	FTBNA
V14	December 1, 2006	FHAMS 2006-AA8	The Bank of New York Mellon	FTBNA
V15	December 1, 2006	FHAMS 2006-FA8	The Bank of New York Mellon	FTBNA
V13	December 1, 2006	FHASI 2006-4	The Bank of New York Mellon	FTBNA
V16	December 1, 2006	FHASI 2006-AR4	The Bank of New York Mellon	FTBNA
v18	February 1, 2007	FHAMS 2007-FA1	The Bank of New York Mellon	FTBNA
v17	February 1, 2007	FHASI 2007-1	The Bank of New York Mellon	FTBNA
v18	February 1, 2007	FHAMS 2007-FA1	The Bank of New York Mellon	FTBNA
v17	February 1, 2007	FHASI 2007-1	The Bank of New York Mellon	FTBNA
v20	March 1, 2007	FHAMS 2007-AA1	The Bank of New York Mellon	FTBNA
v19	March 1, 2007	FHAMS 2007-FA2	The Bank of New York Mellon	FTBNA
v21	March 1, 2007	FHASI 2007-2	The Bank of New York Mellon	FTBNA
v22	March 1, 2007	FHASI 2007-AR1	The Bank of New York Mellon	FTBNA
v20	March 1, 2007	FHAMS 2007-AA1	The Bank of New York Mellon	FTBNA
v19	March 1, 2007	FHAMS 2007-FA2	The Bank of New York Mellon	FTBNA
v21	March 1, 2007	FHASI 2007-2	The Bank of New York Mellon	FTBNA
v22	March 1, 2007	FHASI 2007-AR1	The Bank of New York Mellon	FTBNA
v23	April 1, 2007	FHAMS 2007-FA3	The Bank of New York Mellon	FTBNA
v23	April 1, 2007	FHAMS 2007-FA3	The Bank of New York Mellon	FTBNA
v24	May 1, 2007	FHASI 2007-3	The Bank of New York Mellon	FTBNA

Schedule A-2 to Reg AB Addendum
FHASI/FHAMS Securitizations

INV #	Close Date	Name	Trustee	Master Servicer
v24	May 1, 2007	FHASI 2007-3	The Bank of New York Mellon	FTBNA
v27	June 1, 2007	FHAMS 2007-AA2	The Bank of New York Mellon	FTBNA
v28	June 1, 2007	FHAMS 2007-FA4	The Bank of New York Mellon	FTBNA
v25	June 1, 2007	FHASI 2007-4	The Bank of New York Mellon	FTBNA
v26	June 1, 2007	FHASI 2007-AR2	The Bank of New York Mellon	FTBNA
v27	June 1, 2007	FHAMS 2007-AA2	The Bank of New York Mellon	FTBNA
v28	June 1, 2007	FHAMS 2007-FA4	The Bank of New York Mellon	FTBNA
v25	June 1, 2007	FHASI 2007-4	The Bank of New York Mellon	FTBNA
v26	June 1, 2007	FHASI 2007-AR2	The Bank of New York Mellon	FTBNA
v29	September 1, 2007	FHAMS 2007-AA3	The Bank of New York Mellon	FTBNA
v30	September 1, 2007	FHAMS 2007-FA5	The Bank of New York Mellon	FTBNA
v32	September 1, 2007	FHASI 2007-5	The Bank of New York Mellon	FTBNA
v33	September 1, 2007	FHASI 2007-6	The Bank of New York Mellon	FTBNA
v31	September 1, 2007	FHASI 2007-AR3	The Bank of New York Mellon	FTBNA
v29	September 1, 2007	FHAMS 2007-AA3	The Bank of New York Mellon	FTBNA
v30	September 1, 2007	FHAMS 2007-FA5	The Bank of New York Mellon	FTBNA
v32	September 1, 2007	FHASI 2007-5	The Bank of New York Mellon	FTBNA
v33	September 1, 2007	FHASI 2007-6	The Bank of New York Mellon	FTBNA